(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Floating Rate High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Floating Rate High Income - CL A	0.90%	5.96%
Fidelity Adv Floating Rate High Income - CL A (incl. 3.75% sales charge)	-2.89%	1.99%
CSFB Leveraged Loan Plus	0.44%	2.02%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Credit Suisse First Boston (CSFB) Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and exclude the effect of sales charge.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL A	0.90%	2.66%
Fidelity Adv Floating Rate High Income - CL A (incl. 3.75% sales charge)	-2.89%	0.89%
CSFB Leveraged Loan Plus	0.44%	0.91%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Class A
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Class A on August 16, 2000, when the fund started, and the current 3.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the CSFB Leveraged Loan Plus Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,		August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	3.48%	6.50%	1.50%
Capital returns	-2.58%	-2.42%	-0.60%
Total returns	0.90%	4.08%	0.90%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.57¢	15.94¢	33.90¢
Annualized dividend rate	3.19%	3.30%	3.51%
30-day annualized yield	4.12%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.47 over the past one month, $9.58 over the past six months and $9.67 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A' s current 3.75% sales charge. If Fidelity had not reimbursed certain class expenses, the yield would have been 4.01%.

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL T	0.80%	5.65%
Fidelity Adv Floating Rate High Income - CL T (incl. 2.75% sales charge)	-1.97%	2.74%
CSFB Leveraged Loan Plus	0.44%	2.02%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Credit Suisse First Boston Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and exclude the effect of sales charge.

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL T	0.80%	2.52%
Fidelity Adv Floating Rate High Income - CL T (incl. 2.75% sales charge)	-1.97%	1.23%
CSFB Leveraged Loan Plus	0.44%	0.91%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Floating Rate High Income Fund - Class T on August 16, 2000, when the fund started, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the CSFB Leveraged Loan Plus Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,		August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	3.38%	6.42%	1.48%
Capital returns	-2.58%	-2.52%	-0.60%
Total returns	0.80%	3.90%	0.88%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.43¢	15.48¢	32.98¢
Annualized dividend rate	3.02%	3.21%	3.41%
30-day annualized yield	4.01%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.47 over the past one month, $9.58 over the past six months and $9.66 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 2.75% sales charge.

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 3.5% and 2.5%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL B	0.35%	4.60%
Fidelity Adv Floating Rate High Income - CL B (incl. contingent deferred sales charge)	-3.06%	2.24%
CSFB Leveraged Loan Plus	0.44%	2.02%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Credit Suisse First Boston Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and exclude the effect of sales charge.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL B	0.35%	2.06%
Fidelity Adv Floating Rate High Income - CL B (incl. contingent deferred sales charge)	-3.06%	1.01%
CSFB Leveraged Loan Plus	0.44%	0.91%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Class B
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Floating Rate High Income Fund - Class B on August 16, 2000, when the fund started, including the applicable contingent deferred sales charge. The chart shows how the value of your investment would have grown, and also shows how the CSFB Leveraged Loan Plus Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,		August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	2.93%	5.93%	1.39%
Capital returns	-2.58%	-2.51%	-0.60%
Total returns	0.35%	3.42%	0.79%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.07¢	13.31¢	28.62¢
Annualized dividend rate	2.58%	2.76%	2.96%
30-day annualized yield	3.68%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.46 over the past one month, $9.58 over the past six months and $9.66 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL C	0.26%	4.48%
Fidelity Adv Floating Rate High Income - CL C (incl. contingent deferred sales charge)	-0.71%	4.48%
CSFB Leveraged Loan Plus	0.44%	2.02%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Credit Suisse First Boston Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and exclude the effect of sales charge.

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - CL C	0.26%	2.00%
Fidelity Adv Floating Rate High Income - CL C (incl. contingent deferred sales charge)	-0.71%	2.00%
CSFB Leveraged Loan Plus	0.44%	0.91%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Floating Rate High Income Fund - Class C on August 16, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the CSFB Leveraged Loan Plus Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,		August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	2.84%	5.83%	1.36%
Capital returns	-2.58%	-2.41%	-0.60%
Total returns	0.26%	3.42%	0.76%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.00¢	12.91¢	27.80¢
Annualized dividend rate	2.49%	2.67%	2.88%
30-day annualized yield	3.59%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.47 over the past one month, $9.58 over the past six months and $9.67 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The leveraged loan market started strong in the first half of 2002, driven by favorable supply and demand. By summer, however, it succumbed to a market of widening credit spreads and lower base levels for LIBOR rates. The CSFB Leveraged Loan Index Plus, a broad measure of this market, gained 0.44% for the year ending October 31, 2002. The loan market began the year with heavy cash positions due to the fall-off in new loan issuance after September 11, 2001. Supply was further constrained in early 2002 as companies took advantage of historically low interest rates and refinanced bank debt with high-yield bonds. By June, this technical imbalance led to four-year lows on new-issue loan spreads and a 52 basis point (bps) tightening on loans already trading in the market. Coincident with this technical trend, however, were growing corporate governance concerns highlighted by the WorldCom and Adelphia bankruptcy filings. Adelphia represented 2.5% of the index and its troubles led to a general widening of loan credit risk premiums. By October, secondary loan spreads widened to 375 bps. Upheaval in the capital markets caused companies to focus on improving their credit quality by deleveraging their balance sheets through debt repayments and debt-for-equity swaps.

(Portfolio Manager photograph)
An interview with Christine McConnell, Portfolio Manager of Fidelity Advisor Floating Rate High Income Fund

Q. Christine, how did the fund perform?

A. For the 12 months that ended October 31, 2002, the fund's Class A, Class T, Class B and Class C shares provided total returns of 0.90%, 0.80%, 0.35% and 0.26%, respectively. The fund's benchmark, the CSFB Leveraged Loan Index Plus, returned 0.44%.

Q. What helped fund performance during the period?

A. The fund benefited from an overweighted position in higher-quality companies as well as a significant cash position. Our overweightings in gaming, forest products and energy companies, as well as our underweightings in the cable TV and telecommunication sectors, were beneficial for the fund's total performance. Security selection in the financial and telecom sectors helped returns in those beleaguered industries.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What detracted from performance?

A. Early underweightings in the chemical and transportation sector hurt the fund's performance as these sectors proved to be more resilient than anticipated in the face of an economic slowdown. An overweighting in the wireless communication tower sector also detracted from performance. Missed rallies in some distressed/bankrupt names hurt the fund's performance relative to the index.

Q. How was the fund positioned during the past 12 months?

A. Given the high degree of economic uncertainty present in the market over the past 12 months, I sought to expand diversification to become more reflective of general market performance and less dependent on the specific performance of any company or industry, particularly cable and telecom. The number of companies represented in the fund increased from 109 to 152. The fund diversified into smaller capitalization names to reduce exposure to companies with external financing needs. Given the prospects of a low-growth, low-inflationary environment, the fund was positioned in sectors that had strong current free cash flow generation - including some health care and service companies - or cyclicals that had access to liquidity and where bank debt leverage was at less than five times trough cash flow. When possible, the fund added exposure to companies that served to benefit from global turmoil, such as energy, defense and basic materials. I also added companies with pricing opportunities or protections, including hospitals, health care, utilities, and raw materials. Overweightings versus the index included paper, utilities, broadcasters and leisure. Key underweightings included auto-parts manufacturers, telecom, technology and environmental services.

Q. What's your outlook?

A. It appears that the consumer is finally rolling over. Retail sales have disappointed, employment levels are lower than anticipated and aggressive financial incentives are no longer effectively stimulating consumer purchase decisions. Manufacturing and capital spending remain in the doldrums. The recent rate cut was well received by the capital markets and opened the window for new financings but the rates required by new bank deals is higher than those required earlier this year. The government has indicated a willingness to become more aggressive on the economic front through increased spending and reduced taxes. However, corporate governance, terrorism and the threat of war with Iraq continue to represent an oppressive market overhang. That being said, new issue loan spreads are wider than levels experienced after the Russian debt crisis and, as reported by from the fixed income and high-yield bond markets, credit spread premiums are at all time highs. This is true for the leveraged-loan market as well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks a high level of current income

Start date: August 16, 2000

Size: as of October 31, 2002, more than $501 million

Manager: Christine McConnell, since inception; joined Fidelity in 1987

3

Christine McConnell on whether the time is right to add credit risk

"Given my outlook, it appears prudent to add credit risk at this time. There's been a substantial tiering within the leveraged-loan universe with some bank debt trading in the mid 80s to low 90s based on total return expectations, including potential price appreciation, whereas other bank debt is trading closer to par based on scarcity value and its LIBOR spread. Most recently, the top performing loans have come from stressed names that have found price support levels and are expected to pay a coupon until the balance sheet or regulatory issues resolve themselves. I would expect that to continue to be the case for a while. Many bellwether names have already been repriced to match the wider spreads being offered on new loan issues and should hold their value for a while. Additionally, bank debt trading below par will benefit as companies once again take advantage of the improved health of the high-yield bond market to refinance bank debt at par with new bond offers. Corporate leverage is high and balance sheets need to reduce debt. In the case of bank debt, it doesn't matter whether deleveraging events come from asset sales, debt for equity swaps or outright equity sales. All enhance the credit posture of the company and the value of the bank claims."

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Southern California Edison Co.	2.5	1.8
Charter Communication Operating LLC	2.3	3.7
Triad Hospitals, Inc.	2.2	1.8
Owens Group, Inc./Owens-Brockway Glass Container, Inc.	1.8	0.0
Suiza Foods Corp.	1.7	1.6
	10.5
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	8.1	9.9
Healthcare	7.9	5.9
Cable TV	4.9	8.9
Food/Beverage/Tobacco	4.7	4.4
Paper	4.2	7.3
Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA, AA, A 0.4	AAA, AA, A 0.6
BBB 4.2	BBB 3.0
BB 47.1	BB 38.1
B 21.4	B 18.8
CCC, CC, C 1.4	CCC, CC, C 1.4
Not Rated 7.5	Not Rated 21.0
Short-Term Investments and Net Other Assets 18.0	Short-Term Investments and Net Other Assets 17.1

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Floating Rate Loans 77.3%		Floating Rate Loans 74.0%
	Nonconvertible Bonds 4.5%		Nonconvertible Bonds 8.6%
	Other Investments 0.2%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets 18.0%		Short-Term Investments and Net Other Assets 17.1%
* Foreign investments	3.6%	** Foreign investments	3.2%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Floating Rate Loans (g) - 77.3%
	Principal Amount	Value (Note 1)
Automotive - 1.1%
Lear Corp. term loan 3.33% 5/4/04 (f)	$ 1,000,000	$ 993,750
SPX Corp.:
Tranche B term loan 4.0625% 9/30/09 (f)	1,645,875	1,621,187
Tranche C term loan 4.3125% 3/31/10 (f)	2,743,125	2,701,978
		5,316,915
Broadcasting - 3.9%
Citadel Broadcasting Co. Tranche B term loan 4.54% 4/3/09 (f)	7,000,000	7,017,500
Cumulus Media, Inc. Tranche B term loan 4.8125% 12/31/08 (f)	2,000,000	2,010,000
Emmis Communications Corp. Tranche C term loan 4.375% 8/31/09 (f)	2,539,435	2,545,784
Granite Broadcasting Corp. Tranche A term loan 6.5% 4/30/04 (f)	1,166,667	1,120,000
Gray Communications System, Inc. term loan 4.8% 12/31/10 (f)	1,400,000	1,405,250
Paxson Communications Corp. Tranche B term loan 5.4037% 6/30/06 (f)	1,472,532	1,435,718
Sinclair Broadcast Group, Inc. term loan 4.125% 12/31/09 (f)	4,100,000	4,100,000
		19,634,252
Building Materials - 0.4%
Mueller Group, Inc. Tranche E term loan 4.5355% 5/31/08 (f)	1,995,000	1,975,050
Cable TV - 4.9%
Adelphia Communications Corp. Tranche B term loan 5.0613% 6/25/04 (f)	2,000,000	1,997,500
Century Cable Holdings LLC Tranche B term loan 6.75% 12/31/09 (c)(f)	6,750,000	4,522,500
Charter Communication Operating LLC:
term loan 4.56% 9/18/08 (f)	4,477,500	3,559,613
Tranche B term loan 4.58% 3/18/08 (f)	10,437,513	8,350,010
Insight Midwest Holdings LLC Tranche B term loan 4.5625% 12/31/09 (f)	2,000,000	1,860,000
PanAmSat Corp. Tranche B term loan 5.3% 12/31/08 (f)	2,000,000	1,900,000
Pegasus Media & Communications, Inc. Tranche B term loan 5.3125% 4/30/05 (f)	2,917,727	2,421,714
		24,611,337
Capital Goods - 2.9%
Dresser, Inc. Tranche B term loan 5.27% 4/10/09 (f)	3,552,640	3,570,403
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Capital Goods - continued
Flowserve Corp. Tranche C term loan 4.7066% 6/30/09 (f)	$ 2,392,810	$ 2,344,954
Terex Corp. term loan 3.8698% 6/24/09 (f)	2,992,500	2,797,988
Tyco International Group SA term loan 4.975% 2/6/03 (f)	5,000,000	4,800,000
United Defense Industries, Inc. Tranche B term loan 4.3% 8/13/09 (f)	1,239,978	1,238,428
		14,751,773
Chemicals - 3.5%
Berry Plastics Corp. term loan 4.8% 6/30/10 (f)	997,500	998,747
Compass Minerals Group, Inc. Tranche B term loan 4.6251% 11/28/09 (f)	596,626	596,626
CP Kelco:
Tranche B term loan 5.7981% 3/31/08 (f)	430,702	398,399
Tranche C term loan 6.0481% 9/30/08 (f)	144,191	133,377
Equistar Chemicals LP/Equistar Funding Corp. term loan 5.28% 8/24/07 (f)	990,000	985,050
Geo Specialty Chemicals, Inc. Tranche B term loan 7% 12/31/07 (f)	1,160,321	1,090,702
Georgia Gulf Corp. Tranche C term loan 4.9162% 5/12/09 (f)	1,878,000	1,878,000
Huntsman Co. LLC:
Tranche A term loan 6.2992% 3/31/07 (f)	202,760	156,125
Tranche B term loan 7.875% 3/31/07 (f)	97,240	74,875
Huntsman ICI Chemicals LLC:
Tranche B term loan 5.8414% 6/30/07 (f)	1,172,531	1,137,355
Tranche C term loan 6.125% 6/30/08 (f)	1,172,531	1,137,355
JohnsonDiversey, Inc. Tranche B term loan 5.3238% 11/3/09 (f)	1,000,000	1,000,000
Messer Griesheim Holding AG:
Tranche B2 term loan 4.58% 4/28/09 (f)	701,626	705,134
Tranche C2 term loan 5.08% 4/28/10 (f)	1,298,374	1,304,866
Millennium America, Inc. term loan 4.8442% 6/18/06 (f)	1,382,500	1,382,500
PMD Group, Inc. Tranche B term loan 5.3512% 9/30/08 (f)	2,842,965	2,842,965
The Scotts Co. Tranche B term loan 4.7007% 12/31/07 (f)	1,739,904	1,746,429
		17,568,505
Consumer Products - 2.1%
Armkel LLC Tranche B term loan 4.8125% 3/28/09 (f)	990,000	994,950
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Consumer Products - continued
Church & Dwight, Inc. Tranche B term loan 4.3% 9/30/07 (f)	$ 1,995,000	$ 2,004,975
Playtex Products, Inc. Tranche C term loan 4.0558% 5/31/09 (f)	2,985,000	2,962,613
Revlon Consumer Products Corp. term loan 8.5% 5/30/05 (f)	1,000,000	920,000
Sealy Mattress Co.:
Tranche B term loan 3.875% 12/15/04 (f)	1,501,945	1,396,809
Tranche C term loan 4.125% 12/15/05 (f)	1,083,269	1,007,441
Tranche D term loan 4.375% 12/15/06 (f)	1,384,826	1,287,888
		10,574,676
Containers - 3.3%
Ball Corp. Tranche B term loan 3.75% 3/10/06 (f)	979,644	979,644
Owens Group, Inc./Owens-Brockway Glass Container, Inc. term loan 3.83% 3/31/04 (f)	9,117,063	8,957,515
Owens-Illinois, Inc. term loan 4.34% 3/31/04 (f)	358,067	353,591
Packaging Corp. of America Tranche B term loan 3.79% 6/29/07 (f)	1,975,387	1,975,387
Silgan Holdings, Inc. Tranche B term loan 3.85% 11/30/08 (f)	4,000,000	3,995,000
U.S. Can Corp. Tranche B term loan 6.05% 10/4/08 (f)	181,158	153,984
		16,415,121
Diversified Financial Services - 2.1%
Crown Castle Operating Co. Tranche B term loan 4.67% 3/15/08 (f)	1,500,000	1,312,500
Marina District Finance Co., Inc. Tranche B term loan 5.7888% 12/13/07 (f)	3,000,000	2,977,500
Olympus Cable Holdings LLC Tranche B term loan 6.75% 9/30/10 (f)	7,000,000	5,250,000
United Rentals, Inc. term loan 4.9544% 10/7/07 (f)	985,000	945,600
		10,485,600
Diversified Media - 2.7%
Lamar Media Corp.:
Tranche B term loan 4.125% 8/1/06 (f)	2,468,750	2,462,578
Tranche C term loan 4.375% 2/1/07 (f)	4,000,000	4,000,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Diversified Media - continued
Metro-Goldwyn-Mayer Studios, Inc. Tranche B term loan 4.8% 6/30/08 (f)	$ 3,000,000	$ 2,955,000
Regal Cinemas, Inc. Tranche C term loan 4.5625% 12/31/07 (f)	3,900,000	3,909,750
		13,327,328
Electric Utilities - 3.1%
AES Corp. term loan 5.225% 9/24/03 (f)	4,100,000	2,706,000
Michigan Electric Transmission Co. LLC term loan 4.4111% 5/1/07 (f)	349,125	347,816
Southern California Edison Co.:
Tranche A term loan 4.3125% 3/1/03 (f)	2,000,000	1,990,000
Tranche B term loan 4.8125% 3/1/05 (f)	10,500,000	10,421,242
		15,465,058
Energy - 2.5%
Consumers Energy Co. term loan 6.3204% 7/11/04 (f)	2,000,000	1,930,000
PG&E Gas Transmission Northwest Corp. term loan 8% 7/31/03 (f)	3,000,000	2,820,000
PMC (Nova Scotia) Co. term loan 4.06% 5/5/06 (f)	2,970,000	2,966,288
Pride Offshore, Inc. term loan 4.2526% 6/20/07 (f)	1,194,000	1,196,985
Tesoro Petroleum Corp. Tranche B term loan 7.5% 12/31/07 (f)	993,898	849,783
Western Resources, Inc. term loan 4.8% 6/6/05 (f)	3,000,000	2,857,500
		12,620,556
Environmental - 1.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.5976% 7/21/06 (f)	2,208,682	2,142,422
Tranche C term loan 4.855% 7/21/07 (f)	2,650,419	2,570,907
Stericycle, Inc. Tranche B term loan 4.3017% 9/5/07 (f)	629,877	631,452
		5,344,781
Food and Drug Retail - 1.6%
Duane Reade, Inc. Tranche B term loan 4.3798% 2/15/07 (f)	1,594,825	1,590,838
Rite Aid Corp. Tranche A term loan 5.5666% 6/27/05 (f)	2,911,382	2,794,927
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Food and Drug Retail - continued
Shoppers Drug Mart Corp. Tranche F term loan 3.8542% 2/4/09 (f)	$ 2,858,824	$ 2,855,250
Winn-Dixie Stores, Inc. Tranche B term loan 4.625% 3/28/07 (f)	1,000,000	1,003,750
		8,244,765
Food/Beverage/Tobacco - 4.7%
Commonwealth Brands, Inc. term loan 5.875% 8/28/07 (f)	2,416,667	2,407,604
Cott Corp. term loan 4.8% 12/31/06 (f)	1,759,363	1,763,761
Del Monte Corp. term loan 4.5625% 3/31/08 (f)	6,976,356	6,976,356
Interstate Bakeries Corp. Tranche C term loan 3.8269% 7/19/07 (f)	997,500	997,500
National Dairy Holdings LP Tranche B term loan 4.0601% 4/30/09 (f)	2,761,125	2,761,125
Suiza Foods Corp. Tranche B term loan 4.05% 7/15/08 (f)	8,758,895	8,726,049
		23,632,395
Gaming - 2.7%
Alliance Gaming Corp. Tranche B term loan 5.36% 12/31/06 (f)	3,980,000	3,989,950
Ameristar Casinos, Inc. Tranche B term loan 4.5625% 12/20/06 (f)	2,684,253	2,690,964
Argosy Gaming Co. Tranche B term loan 4.55% 7/31/08 (f)	2,668,724	2,668,724
Boyd Gaming Corp. term loan 3.8356% 6/24/08 (f)	1,496,250	1,496,250
Venetian Casino Resort LLC Tranche B term loan 4.8% 6/4/08 (f)	2,693,250	2,696,617
		13,542,505
Healthcare - 7.9%
Alliance Imaging, Inc. Tranche C term loan 4.2737% 6/10/08 (f)	903,232	902,103
Alpharma, Inc. Tranche B term loan 5.05% 7/31/08 (f)	826,938	769,053
Apria Healthcare Group, Inc. Tranche B term loan 3.8057% 7/20/07 (f)	1,982,481	1,977,525
Community Health Systems, Inc. term loan 4.32% 7/16/10 (f)	4,100,000	4,079,500
Concentra Operating Corp.:
Tranche B term loan 5.7552% 6/30/06 (f)	659,847	649,949
Tranche C term loan 6.0052% 6/30/07 (f)	329,923	324,974
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Healthcare - continued
DaVita, Inc. Tranche B term loan 4.8805% 3/31/09 (f)	$ 4,964,412	$ 4,964,412
Express Scripts, Inc. Tranche B term loan 3.841% 3/31/07 (f)	3,000,000	2,970,000
Genesis Health Ventures, Inc. Tranche B term loan 5.3% 3/31/07 (f)	1,469,970	1,469,970
HCA, Inc. term loan 2.79% 4/30/06 (f)	5,225,000	5,146,625
IASIS Healthcare Corp. Tranche B term loan 6.04% 9/30/06 (f)	994,872	992,385
Sybron Dental Management, Inc. term loan 4.3217% 6/6/09 (f)	1,595,875	1,595,875
Triad Hospitals, Inc.:
Tranche A term loan 4.07% 3/31/07 (f)	960,000	956,400
Tranche B term loan 4.82% 9/30/08 (f)	9,890,909	9,915,636
Unilab Corp. Tranche B term loan 5.3125% 11/23/06 (f)	2,848,931	2,848,931
		39,563,338
Homebuilding/Real Estate - 2.1%
AIMCO Properties LP term loan 4.38% 3/11/04 (f)	1,471,943	1,471,943
Corrections Corp. of America Tranche B term loan 5.3051% 3/31/08 (f)	2,985,000	2,988,731
Lennar Corp. Tranche C term loan 4.375% 5/2/07 (f)	4,936,869	4,936,869
Ventas Realty LP/Ventas Capital Corp. Tranche B term loan 4.34% 4/17/07 (f)	997,500	992,513
		10,390,056
Hotels - 0.9%
Extended Stay America, Inc. Tranche B term loan 5.3% 1/15/08 (f)	1,336,411	1,329,729
KSL Recreation Group, Inc. Tranche C term loan 4.5463% 12/21/06 (f)	1,980,000	1,970,100
Wyndham International, Inc. term loan 6.5625% 6/30/04 (f)	1,762,813	1,348,552
		4,648,381
Leisure - 1.3%
Isle of Capri Casinos, Inc. term loan 4.2856% 4/16/12 (f)	597,000	597,000
Six Flags Theme Park, Inc. Tranche B term loan 4.05% 6/30/09 (f)	6,000,000	5,880,000
		6,477,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Metals/Mining - 0.2%
Arch Western Resources LLC Tranche B term loan 4.83% 4/12/10 (f)	$ 1,000,000	$ 995,000
Paper - 4.2%
Graphic Packaging Corp. term loan 4.54% 2/28/09 (f)	1,384,513	1,387,974
Jefferson Smurfit Corp. Tranche B term loan 4.0625% 3/31/07 (f)	6,476,364	6,379,218
Printpack Holdings, Inc. Tranche B term loan 4.5625% 3/31/09 (f)	990,000	990,000
Riverwood International Corp. Tranche B term loan:
4.2646% 3/31/07 (f)	995,000	987,538
4.5855% 12/31/06 (f)	5,400,000	5,386,500
Stone Container Corp.:
Tranche B term loan 4.3125% 6/30/09 (f)	4,384,615	4,307,885
Tranche C term loan 4.3125% 6/30/09 (f)	1,615,385	1,587,115
		21,026,230
Publishing/Printing - 2.2%
Advanstar Communications, Inc. Tranche B term loan 5.82% 10/11/07 (f)	2,114,286	1,818,286
CanWest Global Communications Corp.:
Tranche B term loan 5.31% 4/30/08 (f)	1,822,184	1,817,629
Tranche C term loan 5.56% 4/30/09 (f)	1,137,765	1,134,921
Reader's Digest Association, Inc. Tranche B term loan 4.2576% 5/20/08 (f)	2,992,500	2,857,838
Transwestern Publishing Co. LP/Township Capital Corp. II Tranche B term loan 4.8355% 6/27/08 (f)	1,476,288	1,461,525
Yell Finance BV Tranche C term loan 5.29% 3/31/10 (f)	1,990,000	1,972,588
		11,062,787
Railroad - 0.2%
Kansas City Southern Railway Co. Tranche B term loan 3.7763% 6/12/08 (f)	1,197,000	1,191,015
Restaurants - 1.7%
AFC Enterprises, Inc. Tranche B term loan 4.0625% 5/23/09 (f)	1,755,600	1,755,600
Buffets, Inc. term loan 5.4138% 6/28/09 (f)	995,000	995,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Restaurants - continued
Domino's Franchise Holding Co. Tranche B term loan 4.3% 6/30/08 (f)	$ 4,738,125	$ 4,738,125
Travelcenters of America, Inc. term loan 5.0902% 11/14/08 (f)	992,500	994,981
		8,483,706
Services - 2.6%
Accredo Health, Inc. Tranche B term loan 4.58% 3/31/09 (f)	995,000	997,488
Caremark Rx, Inc. term loan 4.05% 3/31/06 (f)	3,980,000	3,970,050
Coinmach Corp. Tranche B term loan 4.6404% 7/25/09 (f)	2,265,500	2,262,668
Iron Mountain, Inc. Tranche B term loan 4.0838% 2/15/08 (f)	5,000,000	5,006,250
Weight Watchers International, Inc. Tranche B term loan 4.312% 12/31/07 (f)	903,873	903,873
		13,140,329
Super Retail - 1.2%
Kmart Corp. Tranche B term loan 5.0613% 4/22/04 (f)	4,000,000	3,910,000
PETCO Animal Supplies, Inc. Tranche C term loan 4.8% 10/2/08 (f)	1,994,832	1,999,819
		5,909,819
Technology - 2.9%
Alliant Techsystems, Inc. Tranche C term loan 4.0625% 4/20/09 (f)	2,853,224	2,853,224
Amphenol Corp. Tranche B term loan 3.4112% 10/3/06 (f)	1,000,000	970,000
CSG Systems International, Inc. Tranche B term loan 4.5069% 2/28/08 (f)	2,000,000	1,840,000
DRS Technologies, Inc. term loan 4.8088% 9/30/08 (f)	990,000	990,000
Seagate Technology Holdings, Inc. term loan 3.75% 5/13/07 (f)	2,000,000	1,985,000
Titan Corp. Tranche B term loan 4.7849% 6/30/09 (f)	2,992,500	2,992,500
Veridian Corp. term loan 5.33% 6/30/08 (f)	2,793,000	2,793,000
		14,423,724
Telecommunications - 7.1%
American Tower LP:
Tranche A term loan 4.2961% 6/30/07 (f)	3,750,000	3,000,000
Tranche B term loan 5.31% 12/31/07 (f)	2,000,000	1,640,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Telecommunications - continued
Broadwing, Inc.:
Tranche A term loan 4.5378% 11/9/04 (f)	$ 1,000,000	$ 830,000
Tranche C term loan 5.0566% 6/29/07 (f)	1,989,975	1,651,679
CBD Media, Inc. Tranche B term loan 5.02% 12/31/08 (f)	2,000,000	1,985,000
Hughes Electronics Corp. Tranche A term loan 4.79% 12/5/02 (f)	3,000,000	2,955,000
Nextel Finance Co.:
Tranche B term loan 5.1875% 6/30/08 (f)	2,750,000	2,447,500
Tranche C term loan 5.4375% 12/31/08 (f)	2,750,000	2,447,500
Tranche D term loan 4.8125% 3/31/09 (f)	1,000,000	867,500
SpectraSite Communications, Inc. Tranche B term loan 6.311% 12/31/07 (f)	4,500,000	3,667,500
Sygnet Wireless, Inc.:
Tranche B term loan 4.81% 3/23/07 (f)	1,151,344	990,156
Tranche C term loan 5.56% 12/23/07 (f)	796,415	684,917
Triton PCS, Inc. Tranche B term loan 4.8125% 8/3/06 (f)	9,213,056	8,383,881
Western Wireless Corp.:
Tranche A term loan 3.61% 3/31/08 (f)	6,500,000	3,477,500
Tranche B term loan 4.5683% 9/30/08 (f)	1,500,000	802,500
		35,830,633
Textiles & Apparel - 0.2%
The William Carter Co. Tranche B term loan 5.3097% 8/15/08 (f)	990,000	992,475
TOTAL FLOATING RATE LOANS (Cost $406,426,805)		387,645,110
Nonconvertible Bonds - 4.5%
Banks and Thrifts - 0.4%
Sovereign Bancorp, Inc. 8.625% 3/15/04	2,000,000	2,067,500
Consumer Products - 0.4%
Pennzoil-Quaker State Co. 9.4% 12/1/02 (d)	2,000,000	2,000,000
Containers - 0.4%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	2,000,000	2,055,000
Diversified Financial Services - 0.6%
GS Escrow Corp. 7% 8/1/03	3,000,000	3,080,379
Electric Utilities - 0.2%
Pacific Gas & Electric Co.:
6.75% 10/1/23	285,000	250,800
7.05% 3/1/24	1,000,000	890,000
		1,140,800
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Energy - 1.1%
Chesapeake Energy Corp. 7.875% 3/15/04	$ 3,000,000	$ 3,127,500
Forest Oil Corp. 10.5% 1/15/06	1,000,000	1,062,500
Pride Petroleum Services, Inc. 9.375% 5/1/07	1,000,000	1,040,000
		5,230,000
Hotels - 0.4%
ITT Corp. 6.75% 11/15/03	2,000,000	1,975,000
Telecommunications - 1.0%
British Telecommunications PLC 3.1213% 12/15/03 (f)	3,000,000	3,001,047
VoiceStream Wireless Corp. 10.375% 11/15/09	1,752,000	1,804,560
		4,805,607
TOTAL NONCONVERTIBLE BONDS (Cost $22,249,865)		22,354,286
Commercial Mortgage Securities - 0.2%

CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.8648% 12/15/09 (e)(f) (Cost $984,876)	1,000,000	975,264
Common Stocks - 0.0%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a) (Cost $0)	11	6
Money Market Funds - 17.3%

Fidelity Cash Central Fund, 1.83% (b)	18,837,473	18,837,473
Fidelity Money Market Central Fund, 1.89% (b)	67,906,296	67,906,296
TOTAL MONEY MARKET FUNDS (Cost $86,743,769)		86,743,769
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $516,405,315)		497,718,435
NET OTHER ASSETS - 0.7%		3,493,261
NET ASSETS - 100%		$ 501,211,696
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $975,264 or 0.2% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $331,958,773 and $337,529,752, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,877,000. The weighted average interest rate was 2.63%. At period end there were no bank borrowings outstanding.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $9,069,000 of which $5,000, $818,000 and $8,246,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $516,405,315) - See accompanying schedule		$ 497,718,435
Cash		618,064
Receivable for investments sold		10,177,596
Receivable for fund shares sold		960,728
Interest receivable		1,731,190
Redemption fees receivable		127
Receivable from investment adviser for expense reductions		5,774
Other receivables		2,307
Total assets		511,214,221

Liabilities
Payable for investments purchased	$ 6,738,752
Payable for fund shares redeemed	2,222,263
Distributions payable	324,181
Accrued management fee	286,032
Distribution fees payable	251,148
Other payables and accrued expenses	180,149
Total liabilities		10,002,525

Net Assets		$ 501,211,696
Net Assets consist of:
Paid in capital		$ 528,314,847
Undistributed net investment income		855,021
Accumulated undistributed net realized gain (loss) on investments		(9,271,292)
Net unrealized appreciation (depreciation) on investments		(18,686,880)
Net Assets		$ 501,211,696

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,880,061 ÷ 3,903,988 shares)	$ 9.45

Maximum offering price per share (100/96.25 of $9.45)	$ 9.82
Class T: Net Asset Value and redemption price per share ($74,810,491 ÷ 7,926,062 shares)	$ 9.44

Maximum offering price per share (100/97.25 of $9.44)	$ 9.71
Class B: Net Asset Value and offering price per share ($118,297,045 ÷ 12,534,240 shares) A	$ 9.44

Class C: Net Asset Value and offering price per share ($235,461,656 ÷ 24,929,556 shares) A	$ 9.45

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($18,148,172 ÷ 1,922,406 shares)	$ 9.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,614,271 ÷ 1,866,761 shares)	$ 9.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 25,478,165

Expenses
Management fee	$ 3,661,750
Transfer agent fees	794,627
Distribution fees	3,345,296
Accounting fees and expenses	259,862
Non-interested trustees' compensation	1,865
Custodian fees and expenses	32,401
Registration fees	149,403
Audit	53,221
Legal	7,434
Interest	429
Miscellaneous	107,279
Total expenses before reductions	8,413,567
Expense reductions	(49,459)	8,364,108
Net investment income (loss)		17,114,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(8,479,878)
Change in net unrealized appreciation (depreciation) on investment securities		(7,489,007)
Net gain (loss)		(15,968,885)
Net increase (decrease) in net assets resulting from operations		$ 1,145,172

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,114,057	$ 19,452,393
Net realized gain (loss)	(8,479,878)	(593,368)
Change in net unrealized appreciation (depreciation)	(7,489,007)	(10,962,666)
Net increase (decrease) in net assets resulting from operations	1,145,172	7,896,359
Distributions to shareholders from net investment income	(16,398,303)	(19,469,482)
Share transactions - net increase (decrease)	(9,652,611)	430,904,132
Redemption fees	60,419	119,868
Total increase (decrease) in net assets	(24,845,323)	419,450,877

Net Assets
Beginning of period	526,057,019	106,606,142
End of period (including undistributed net investment income of $855,021 and distributions in excess of net investment income of $66,156, respectively)	$ 501,211,696	$ 526,057,019

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.352	.580	.136
Net realized and unrealized gain (loss)	(.264)	(.185)	(.047)
Total from investment operations	.088	.395	.089
Distributions from net investment income	(.339)	(.638)	(.150)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.450	$ 9.700	$ 9.940
Total Return B, C, D	.90%	4.08%	.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.12%	1.14%	1.75% A
Expenses net of voluntary waivers, if any	1.10%	.99%	.78% A
Expenses net of all reductions	1.09%	.98%	.78% A
Net investment income (loss)	3.64%	5.93%	7.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,880	$ 40,806	$ 9,409
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.342	.573	.131
Net realized and unrealized gain (loss)	(.263)	(.195)	(.045)
Total from investment operations	.079	.378	.086
Distributions from net investment income	(.330)	(.631)	(.147)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.440	$ 9.690	$ 9.940
Total Return B, C, D	.80%	3.90%	.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.20%	1.22%	1.81% A
Expenses net of voluntary waivers, if any	1.19%	1.06%	.93% A
Expenses net of all reductions	1.19%	1.06%	.93% A
Net investment income (loss)	3.54%	5.86%	7.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,810	$ 75,671	$ 24,571
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.298	.525	.134
Net realized and unrealized gain (loss)	(.263)	(.194)	(.056)
Total from investment operations	.035	.331	.078
Distributions from net investment income	(.286)	(.584)	(.139)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.440	$ 9.690	$ 9.940
Total Return B, C, D	.35%	3.42%	.79%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65%	1.66%	2.74% A
Expenses net of voluntary waivers, if any	1.64%	1.54%	1.23% A
Expenses net of all reductions	1.64%	1.54%	1.23% A
Net investment income (loss)	3.09%	5.38%	6.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,297	$ 124,541	$ 24,044
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.290	.516	.125
Net realized and unrealized gain (loss)	(.263)	(.184)	(.051)
Total from investment operations	.027	.332	.074
Distributions from net investment income	(.278)	(.575)	(.135)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.450	$ 9.700	$ 9.940
Total Return B, C, D	.26%	3.42%	.76%
Ratios to Average Net Assets G
Expenses before expense reductions	1.73%	1.75%	2.41% A
Expenses net of voluntary waivers, if any	1.73%	1.64%	1.44% A
Expenses net of all reductions	1.73%	1.63%	1.44% A
Net investment income (loss)	3.00%	5.28%	6.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,462	$ 277,671	$ 47,708
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Year ended October 31,	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.520
Income from Investment Operations
Net investment income (loss) D	.040
Net realized and unrealized gain (loss)	(.084)
Total from investment operations	(.044)
Distribution from net investment income	(.037)
Redemption fees added to paid in capital D	.001
Net asset value, end of period	$ 9.440
Total Return B, C	(.45)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.15% A
Expenses net of voluntary waivers, if any	.95% A
Expenses net of all reductions	.94% A
Net investment income (loss)	3.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,148
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative on longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) D	.365	.590	.151
Net realized and unrealized gain (loss)	(.262)	(.193)	(.058)
Total from investment operations	.103	.397	.093
Distributions from net investment income	(.354)	(.650)	(.154)
Redemption fees added to paid in capital D	.001	.003	.001
Net asset value, end of period	$ 9.440	$ 9.690	$ 9.940
Total Return B, C	1.06%	4.11%	.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.94%	1.02%	2.32% A
Expenses net of voluntary waivers, if any	.94%	.87%	.49% A
Expenses net of all reductions	.93%	.87%	.49% A
Net investment income (loss)	3.79%	6.05%	7.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,614	$ 7,368	$ 875
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to October 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 714,694	|
Unrealized depreciation	(19,360,727)
Net unrealized appreciation (depreciation)	(18,646,033)
Undistributed ordinary income	1,765,882
Capital loss carryforward	(9,068,830)
Total Distributable earnings	$ (25,948,981)
Cost for federal income tax purposes	$ 516,364,468

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 16,398,303	|

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 60,516	$ 11
Class T	0%	.25%	201,206	-
Class B	.55%	.15%	882,605	693,552
Class C	.55%	.25%	2,200,969	1,720,148
			$ 3,345,296	$ 2,413,711

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 73,534	$ 42,739
Class T	71,831	33,641
Class B*	593,387	593,387
Class C*	467,488	467,488
	$ 1,206,240	$ 1,137,255

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Fidelity Floating Rate High Income Fund. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 70,069.17
Class T	122,880.15
Class B	193,204.15
Class C	381,724.14
Fidelity Floating Rate High Income Fund	2,754	.32*
Institutional Class	23,996.15
	$ 794,627

* Annualized

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,030,673 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.10%	$ 7,145
Fidelity Floating Rate High Income Fund	.95%	1,715
		$ 8,860

Annual Report

7. Expense Reductions - continued

FMR Voluntarily agreed to reimburse a portion of Advisor Floating Rate High Income Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement from adviser
Class A	$ 1,190
Class T	2,432
Class B	3,764
Class C	7,497
Institutional Class	566

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $25,150.

8. Other Information

At the end of the period, one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31,
	2002	2001
From net investment income
Class A	$ 1,416,365	$ 1,835,119
Class T	2,733,425	3,362,110
Class B	3,728,719	4,385,950
Class C	7,916,481	9,604,473
Fidelity Floating Rate High Income Fund	27,352	-
Institutional Class	575,961	281,830
Total	$ 16,398,303	$ 19,469,482

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002 A	2001	2002 A	2001
Class A
Shares sold	2,012,769	5,712,613	$ 19,547,251	$ 56,451,901
Reinvestment of distributions	107,149	130,830	1,035,972	1,288,707
Shares redeemed	(2,421,410)	(2,584,255)	(23,408,607)	(25,386,651)
Net increase (decrease)	(301,492)	3,259,188	$ (2,825,384)	$ 32,353,957
Class T
Shares sold	5,346,120	8,802,626	$ 51,902,176	$ 86,966,420
Reinvestment of distributions	240,647	275,759	2,322,291	2,716,071
Shares redeemed	(5,466,050)	(3,744,724)	(52,625,024)	(36,842,093)
Net increase (decrease)	120,717	5,333,661	$ 1,599,443	$ 52,840,398
Class B
Shares sold	3,679,081	12,461,747	$ 35,646,710	$ 123,153,366
Reinvestment of distributions	260,831	295,527	2,518,954	2,908,521
Shares redeemed	(4,251,942)	(2,330,352)	(40,949,562)	(22,928,182)
Net increase (decrease)	(312,030)	10,426,922	$ (2,783,898)	$ 103,133,705
Class C
Shares sold	9,640,677	29,105,787	$ 93,673,867	$ 287,795,662
Reinvestment of distributions	561,009	694,447	5,424,831	6,840,269
Shares redeemed	(13,892,017)	(5,978,232)	(133,841,051)	(58,711,140)
Net increase (decrease)	(3,690,331)	23,822,002	$ (34,742,353)	$ 235,924,791
Floating Rate High Income Fund
Shares sold	1,925,827	-	$ 18,241,479	$ -
Reinvestment of distributions	2,686	-	25,355	-
Shares redeemed	(6,107)	-	(57,778)	-
Net increase (decrease)	1,922,406	-	$ 18,209,056	$ -
Institutional Class
Shares sold	2,635,414	1,032,825	$ 25,594,498	$ 10,191,439
Reinvestment of distributions	20,972	17,644	201,594	173,891
Shares redeemed	(1,549,687)	(378,453)	(14,905,567)	(3,714,049)
Net increase (decrease)	1,106,699	672,016	$ 10,890,525	$ 6,651,281

A Share transactions for Fidelity Floating Rate High Income Fund are for the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a
member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of Advisor Floating Rate High Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 2000

Secretary of Advisor Floating Rate High Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Floating Rate High Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Floating Rate High Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Floating Rate High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AFR-ANN-1202 158326
1.750077.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Floating Rate High Income

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Floating Rate High Income - Inst CL	1.06%	6.20%
CSFB Leveraged Loan Plus	0.44%	2.02%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Credit Suisse First Boston (CSFB) Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and exclude the effect of sales charge.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv Floating Rate High Income - Inst CL	1.06%	2.76%
CSFB Leveraged Loan Plus	0.44%	0.91%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Floating Rate High Income Fund - Institutional Class
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the CSFB Leveraged Loan Plus Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,		August 16, 2000 (commencement of operations) to October 31,
	2002	2001	2000
Dividend returns	3.64%	6.62%	1.54%
Capital returns	-2.58%	-2.51%	-0.60%
Total returns	1.06%	4.11%	0.94%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.64¢	16.72¢	35.43¢
Annualized dividend rate	3.29%	3.46%	3.67%
30-day annualized yield	4.39%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $9.46 over the past one month, $9.57 over the past six months and $9.66 over the past one year. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The leveraged loan market started strong in the first half of 2002, driven by favorable supply and demand. By summer, however, it succumbed to a market of widening credit spreads and lower base levels for LIBOR rates. The CSFB Leveraged Loan Index Plus, a broad measure of this market, gained 0.44% for the year ending October 31, 2002. The loan market began the year with heavy cash positions due to the fall-off in new loan issuance after September 11, 2001. Supply was further constrained in early 2002 as companies took advantage of historically low interest rates and refinanced bank debt with high-yield bonds. By June, this technical imbalance led to four-year lows on new-issue loan spreads and a 52 basis point (bps) tightening on loans already trading in the market. Coincident with this technical trend, however, were growing corporate governance concerns highlighted by the WorldCom and Adelphia bankruptcy filings. Adelphia represented 2.5% of the index and its troubles led to a general widening of loan credit risk premiums. By October, secondary loan spreads widened to 375 bps. Upheaval in the capital markets caused companies to focus on improving their credit quality by deleveraging their balance sheets through debt repayments and debt-for-equity swaps.

(Portfolio Manager photograph)
An interview with Christine McConnell, Portfolio Manager of Fidelity Advisor Floating Rate High Income Fund

Q. Christine, how did the fund perform?

A. For the 12 months that ended October 31, 2002, the fund's Institutional Class shares returned 1.06%. The fund's benchmark, the CSFB Leveraged Loan Index Plus, returned 0.44%.

Q. What helped fund performance during the period?

A. The fund benefited from an overweighted position in higher-quality companies as well as a significant cash position. Our overweightings in gaming, forest products and energy companies, as well as our underweightings in the cable TV and telecommunication sectors, were beneficial for the fund's total performance. Security selection in the financial and telecom sectors helped returns in those beleaguered industries.

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Fund Talk: The Manager's Overview - continued

Q. What detracted from performance?

A. Early underweightings in the chemical and transportation sector hurt the fund's performance as these sectors proved to be more resilient than anticipated in the face of an economic slowdown. An overweighting in the wireless communication tower sector also detracted from performance. Missed rallies in some distressed/bankrupt names hurt the fund's performance relative to the index.

Q. How was the fund positioned during the past 12 months?

A. Given the high degree of economic uncertainty present in the market over the past 12 months, I sought to expand diversification to become more reflective of general market performance and less dependent on the specific performance of any company or industry, particularly cable and telecom. The number of companies represented in the fund increased from 109 to 152. The fund diversified into smaller capitalization names to reduce exposure to companies with external financing needs. Given the prospects of a low-growth, low-inflationary environment, the fund was positioned in sectors that had strong current free cash flow generation - including some health care and service companies - or cyclicals that had access to liquidity and where bank debt leverage was at less than five times trough cash flow. When possible, the fund added exposure to companies that served to benefit from global turmoil, such as energy, defense and basic materials. I also added companies with pricing opportunities or protections, including hospitals, health care, utilities, and raw materials. Overweightings versus the index included paper, utilities, broadcasters and leisure. Key underweightings included auto-parts manufacturers, telecom, technology and environmental services.

Q. What's your outlook?

A. It appears that the consumer is finally rolling over. Retail sales have disappointed, employment levels are lower than anticipated and aggressive financial incentives are no longer effectively stimulating consumer purchase decisions. Manufacturing and capital spending remain in the doldrums. The recent rate cut was well received by the capital markets and opened the window for new financings but the rates required by new bank deals is higher than those required earlier this year. The government has indicated a willingness to become more aggressive on the economic front through increased spending and reduced taxes. However, corporate governance, terrorism and the threat of war with Iraq continue to represent an oppressive market overhang. That being said, new issue loan spreads are wider than levels experienced after the Russian debt crisis and, as reported by from the fixed income and high-yield bond markets, credit spread premiums are at all time highs. This is true for the leveraged-loan market as well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks a high level of current income

Start date: August 16, 2000

Size: as of October 31, 2002, more than $501 million

Manager: Christine McConnell, since inception; joined Fidelity in 1987

3

Christine McConnell on whether the time is right to add credit risk

"Given my outlook, it appears prudent to add credit risk at this time. There's been a substantial tiering within the leveraged-loan universe with some bank debt trading in the mid 80s to low 90s based on total return expectations, including potential price appreciation, whereas other bank debt is trading closer to par based on scarcity value and its LIBOR spread. Most recently, the top performing loans have come from stressed names that have found price support levels and are expected to pay a coupon until the balance sheet or regulatory issues resolve themselves. I would expect that to continue to be the case for a while. Many bellwether names have already been repriced to match the wider spreads being offered on new loan issues and should hold their value for a while. Additionally, bank debt trading below par will benefit as companies once again take advantage of the improved health of the high-yield bond market to refinance bank debt at par with new bond offers. Corporate leverage is high and balance sheets need to reduce debt. In the case of bank debt, it doesn't matter whether deleveraging events come from asset sales, debt for equity swaps or outright equity sales. All enhance the credit posture of the company and the value of the bank claims."

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Southern California Edison Co.	2.5	1.8
Charter Communication Operating LLC	2.3	3.7
Triad Hospitals, Inc.	2.2	1.8
Owens Group, Inc./Owens-Brockway Glass Container, Inc.	1.8	0.0
Suiza Foods Corp.	1.7	1.6
	10.5
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	8.1	9.9
Healthcare	7.9	5.9
Cable TV	4.9	8.9
Food/Beverage/Tobacco	4.7	4.4
Paper	4.2	7.3
Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA, AA, A 0.4	AAA, AA, A 0.6
BBB 4.2	BBB 3.0
BB 47.1	BB 38.1
B 21.4	B 18.8
CCC, CC, C 1.4	CCC, CC, C 1.4
Not Rated 7.5	Not Rated 21.0
Short-Term Investments and Net Other Assets 18.0	Short-Term Investments and Net Other Assets 17.1

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Floating Rate Loans 77.3%		Floating Rate Loans 74.0%
	Nonconvertible Bonds 4.5%		Nonconvertible Bonds 8.6%
	Other Investments 0.2%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets 18.0%		Short-Term Investments and Net Other Assets 17.1%
* Foreign investments	3.6%	** Foreign investments	3.2%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Floating Rate Loans (g) - 77.3%
	Principal Amount	Value (Note 1)
Automotive - 1.1%
Lear Corp. term loan 3.33% 5/4/04 (f)	$ 1,000,000	$ 993,750
SPX Corp.:
Tranche B term loan 4.0625% 9/30/09 (f)	1,645,875	1,621,187
Tranche C term loan 4.3125% 3/31/10 (f)	2,743,125	2,701,978
		5,316,915
Broadcasting - 3.9%
Citadel Broadcasting Co. Tranche B term loan 4.54% 4/3/09 (f)	7,000,000	7,017,500
Cumulus Media, Inc. Tranche B term loan 4.8125% 12/31/08 (f)	2,000,000	2,010,000
Emmis Communications Corp. Tranche C term loan 4.375% 8/31/09 (f)	2,539,435	2,545,784
Granite Broadcasting Corp. Tranche A term loan 6.5% 4/30/04 (f)	1,166,667	1,120,000
Gray Communications System, Inc. term loan 4.8% 12/31/10 (f)	1,400,000	1,405,250
Paxson Communications Corp. Tranche B term loan 5.4037% 6/30/06 (f)	1,472,532	1,435,718
Sinclair Broadcast Group, Inc. term loan 4.125% 12/31/09 (f)	4,100,000	4,100,000
		19,634,252
Building Materials - 0.4%
Mueller Group, Inc. Tranche E term loan 4.5355% 5/31/08 (f)	1,995,000	1,975,050
Cable TV - 4.9%
Adelphia Communications Corp. Tranche B term loan 5.0613% 6/25/04 (f)	2,000,000	1,997,500
Century Cable Holdings LLC Tranche B term loan 6.75% 12/31/09 (c)(f)	6,750,000	4,522,500
Charter Communication Operating LLC:
term loan 4.56% 9/18/08 (f)	4,477,500	3,559,613
Tranche B term loan 4.58% 3/18/08 (f)	10,437,513	8,350,010
Insight Midwest Holdings LLC Tranche B term loan 4.5625% 12/31/09 (f)	2,000,000	1,860,000
PanAmSat Corp. Tranche B term loan 5.3% 12/31/08 (f)	2,000,000	1,900,000
Pegasus Media & Communications, Inc. Tranche B term loan 5.3125% 4/30/05 (f)	2,917,727	2,421,714
		24,611,337
Capital Goods - 2.9%
Dresser, Inc. Tranche B term loan 5.27% 4/10/09 (f)	3,552,640	3,570,403
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Capital Goods - continued
Flowserve Corp. Tranche C term loan 4.7066% 6/30/09 (f)	$ 2,392,810	$ 2,344,954
Terex Corp. term loan 3.8698% 6/24/09 (f)	2,992,500	2,797,988
Tyco International Group SA term loan 4.975% 2/6/03 (f)	5,000,000	4,800,000
United Defense Industries, Inc. Tranche B term loan 4.3% 8/13/09 (f)	1,239,978	1,238,428
		14,751,773
Chemicals - 3.5%
Berry Plastics Corp. term loan 4.8% 6/30/10 (f)	997,500	998,747
Compass Minerals Group, Inc. Tranche B term loan 4.6251% 11/28/09 (f)	596,626	596,626
CP Kelco:
Tranche B term loan 5.7981% 3/31/08 (f)	430,702	398,399
Tranche C term loan 6.0481% 9/30/08 (f)	144,191	133,377
Equistar Chemicals LP/Equistar Funding Corp. term loan 5.28% 8/24/07 (f)	990,000	985,050
Geo Specialty Chemicals, Inc. Tranche B term loan 7% 12/31/07 (f)	1,160,321	1,090,702
Georgia Gulf Corp. Tranche C term loan 4.9162% 5/12/09 (f)	1,878,000	1,878,000
Huntsman Co. LLC:
Tranche A term loan 6.2992% 3/31/07 (f)	202,760	156,125
Tranche B term loan 7.875% 3/31/07 (f)	97,240	74,875
Huntsman ICI Chemicals LLC:
Tranche B term loan 5.8414% 6/30/07 (f)	1,172,531	1,137,355
Tranche C term loan 6.125% 6/30/08 (f)	1,172,531	1,137,355
JohnsonDiversey, Inc. Tranche B term loan 5.3238% 11/3/09 (f)	1,000,000	1,000,000
Messer Griesheim Holding AG:
Tranche B2 term loan 4.58% 4/28/09 (f)	701,626	705,134
Tranche C2 term loan 5.08% 4/28/10 (f)	1,298,374	1,304,866
Millennium America, Inc. term loan 4.8442% 6/18/06 (f)	1,382,500	1,382,500
PMD Group, Inc. Tranche B term loan 5.3512% 9/30/08 (f)	2,842,965	2,842,965
The Scotts Co. Tranche B term loan 4.7007% 12/31/07 (f)	1,739,904	1,746,429
		17,568,505
Consumer Products - 2.1%
Armkel LLC Tranche B term loan 4.8125% 3/28/09 (f)	990,000	994,950
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Consumer Products - continued
Church & Dwight, Inc. Tranche B term loan 4.3% 9/30/07 (f)	$ 1,995,000	$ 2,004,975
Playtex Products, Inc. Tranche C term loan 4.0558% 5/31/09 (f)	2,985,000	2,962,613
Revlon Consumer Products Corp. term loan 8.5% 5/30/05 (f)	1,000,000	920,000
Sealy Mattress Co.:
Tranche B term loan 3.875% 12/15/04 (f)	1,501,945	1,396,809
Tranche C term loan 4.125% 12/15/05 (f)	1,083,269	1,007,441
Tranche D term loan 4.375% 12/15/06 (f)	1,384,826	1,287,888
		10,574,676
Containers - 3.3%
Ball Corp. Tranche B term loan 3.75% 3/10/06 (f)	979,644	979,644
Owens Group, Inc./Owens-Brockway Glass Container, Inc. term loan 3.83% 3/31/04 (f)	9,117,063	8,957,515
Owens-Illinois, Inc. term loan 4.34% 3/31/04 (f)	358,067	353,591
Packaging Corp. of America Tranche B term loan 3.79% 6/29/07 (f)	1,975,387	1,975,387
Silgan Holdings, Inc. Tranche B term loan 3.85% 11/30/08 (f)	4,000,000	3,995,000
U.S. Can Corp. Tranche B term loan 6.05% 10/4/08 (f)	181,158	153,984
		16,415,121
Diversified Financial Services - 2.1%
Crown Castle Operating Co. Tranche B term loan 4.67% 3/15/08 (f)	1,500,000	1,312,500
Marina District Finance Co., Inc. Tranche B term loan 5.7888% 12/13/07 (f)	3,000,000	2,977,500
Olympus Cable Holdings LLC Tranche B term loan 6.75% 9/30/10 (f)	7,000,000	5,250,000
United Rentals, Inc. term loan 4.9544% 10/7/07 (f)	985,000	945,600
		10,485,600
Diversified Media - 2.7%
Lamar Media Corp.:
Tranche B term loan 4.125% 8/1/06 (f)	2,468,750	2,462,578
Tranche C term loan 4.375% 2/1/07 (f)	4,000,000	4,000,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Diversified Media - continued
Metro-Goldwyn-Mayer Studios, Inc. Tranche B term loan 4.8% 6/30/08 (f)	$ 3,000,000	$ 2,955,000
Regal Cinemas, Inc. Tranche C term loan 4.5625% 12/31/07 (f)	3,900,000	3,909,750
		13,327,328
Electric Utilities - 3.1%
AES Corp. term loan 5.225% 9/24/03 (f)	4,100,000	2,706,000
Michigan Electric Transmission Co. LLC term loan 4.4111% 5/1/07 (f)	349,125	347,816
Southern California Edison Co.:
Tranche A term loan 4.3125% 3/1/03 (f)	2,000,000	1,990,000
Tranche B term loan 4.8125% 3/1/05 (f)	10,500,000	10,421,242
		15,465,058
Energy - 2.5%
Consumers Energy Co. term loan 6.3204% 7/11/04 (f)	2,000,000	1,930,000
PG&E Gas Transmission Northwest Corp. term loan 8% 7/31/03 (f)	3,000,000	2,820,000
PMC (Nova Scotia) Co. term loan 4.06% 5/5/06 (f)	2,970,000	2,966,288
Pride Offshore, Inc. term loan 4.2526% 6/20/07 (f)	1,194,000	1,196,985
Tesoro Petroleum Corp. Tranche B term loan 7.5% 12/31/07 (f)	993,898	849,783
Western Resources, Inc. term loan 4.8% 6/6/05 (f)	3,000,000	2,857,500
		12,620,556
Environmental - 1.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.5976% 7/21/06 (f)	2,208,682	2,142,422
Tranche C term loan 4.855% 7/21/07 (f)	2,650,419	2,570,907
Stericycle, Inc. Tranche B term loan 4.3017% 9/5/07 (f)	629,877	631,452
		5,344,781
Food and Drug Retail - 1.6%
Duane Reade, Inc. Tranche B term loan 4.3798% 2/15/07 (f)	1,594,825	1,590,838
Rite Aid Corp. Tranche A term loan 5.5666% 6/27/05 (f)	2,911,382	2,794,927
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Food and Drug Retail - continued
Shoppers Drug Mart Corp. Tranche F term loan 3.8542% 2/4/09 (f)	$ 2,858,824	$ 2,855,250
Winn-Dixie Stores, Inc. Tranche B term loan 4.625% 3/28/07 (f)	1,000,000	1,003,750
		8,244,765
Food/Beverage/Tobacco - 4.7%
Commonwealth Brands, Inc. term loan 5.875% 8/28/07 (f)	2,416,667	2,407,604
Cott Corp. term loan 4.8% 12/31/06 (f)	1,759,363	1,763,761
Del Monte Corp. term loan 4.5625% 3/31/08 (f)	6,976,356	6,976,356
Interstate Bakeries Corp. Tranche C term loan 3.8269% 7/19/07 (f)	997,500	997,500
National Dairy Holdings LP Tranche B term loan 4.0601% 4/30/09 (f)	2,761,125	2,761,125
Suiza Foods Corp. Tranche B term loan 4.05% 7/15/08 (f)	8,758,895	8,726,049
		23,632,395
Gaming - 2.7%
Alliance Gaming Corp. Tranche B term loan 5.36% 12/31/06 (f)	3,980,000	3,989,950
Ameristar Casinos, Inc. Tranche B term loan 4.5625% 12/20/06 (f)	2,684,253	2,690,964
Argosy Gaming Co. Tranche B term loan 4.55% 7/31/08 (f)	2,668,724	2,668,724
Boyd Gaming Corp. term loan 3.8356% 6/24/08 (f)	1,496,250	1,496,250
Venetian Casino Resort LLC Tranche B term loan 4.8% 6/4/08 (f)	2,693,250	2,696,617
		13,542,505
Healthcare - 7.9%
Alliance Imaging, Inc. Tranche C term loan 4.2737% 6/10/08 (f)	903,232	902,103
Alpharma, Inc. Tranche B term loan 5.05% 7/31/08 (f)	826,938	769,053
Apria Healthcare Group, Inc. Tranche B term loan 3.8057% 7/20/07 (f)	1,982,481	1,977,525
Community Health Systems, Inc. term loan 4.32% 7/16/10 (f)	4,100,000	4,079,500
Concentra Operating Corp.:
Tranche B term loan 5.7552% 6/30/06 (f)	659,847	649,949
Tranche C term loan 6.0052% 6/30/07 (f)	329,923	324,974
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Healthcare - continued
DaVita, Inc. Tranche B term loan 4.8805% 3/31/09 (f)	$ 4,964,412	$ 4,964,412
Express Scripts, Inc. Tranche B term loan 3.841% 3/31/07 (f)	3,000,000	2,970,000
Genesis Health Ventures, Inc. Tranche B term loan 5.3% 3/31/07 (f)	1,469,970	1,469,970
HCA, Inc. term loan 2.79% 4/30/06 (f)	5,225,000	5,146,625
IASIS Healthcare Corp. Tranche B term loan 6.04% 9/30/06 (f)	994,872	992,385
Sybron Dental Management, Inc. term loan 4.3217% 6/6/09 (f)	1,595,875	1,595,875
Triad Hospitals, Inc.:
Tranche A term loan 4.07% 3/31/07 (f)	960,000	956,400
Tranche B term loan 4.82% 9/30/08 (f)	9,890,909	9,915,636
Unilab Corp. Tranche B term loan 5.3125% 11/23/06 (f)	2,848,931	2,848,931
		39,563,338
Homebuilding/Real Estate - 2.1%
AIMCO Properties LP term loan 4.38% 3/11/04 (f)	1,471,943	1,471,943
Corrections Corp. of America Tranche B term loan 5.3051% 3/31/08 (f)	2,985,000	2,988,731
Lennar Corp. Tranche C term loan 4.375% 5/2/07 (f)	4,936,869	4,936,869
Ventas Realty LP/Ventas Capital Corp. Tranche B term loan 4.34% 4/17/07 (f)	997,500	992,513
		10,390,056
Hotels - 0.9%
Extended Stay America, Inc. Tranche B term loan 5.3% 1/15/08 (f)	1,336,411	1,329,729
KSL Recreation Group, Inc. Tranche C term loan 4.5463% 12/21/06 (f)	1,980,000	1,970,100
Wyndham International, Inc. term loan 6.5625% 6/30/04 (f)	1,762,813	1,348,552
		4,648,381
Leisure - 1.3%
Isle of Capri Casinos, Inc. term loan 4.2856% 4/16/12 (f)	597,000	597,000
Six Flags Theme Park, Inc. Tranche B term loan 4.05% 6/30/09 (f)	6,000,000	5,880,000
		6,477,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Metals/Mining - 0.2%
Arch Western Resources LLC Tranche B term loan 4.83% 4/12/10 (f)	$ 1,000,000	$ 995,000
Paper - 4.2%
Graphic Packaging Corp. term loan 4.54% 2/28/09 (f)	1,384,513	1,387,974
Jefferson Smurfit Corp. Tranche B term loan 4.0625% 3/31/07 (f)	6,476,364	6,379,218
Printpack Holdings, Inc. Tranche B term loan 4.5625% 3/31/09 (f)	990,000	990,000
Riverwood International Corp. Tranche B term loan:
4.2646% 3/31/07 (f)	995,000	987,538
4.5855% 12/31/06 (f)	5,400,000	5,386,500
Stone Container Corp.:
Tranche B term loan 4.3125% 6/30/09 (f)	4,384,615	4,307,885
Tranche C term loan 4.3125% 6/30/09 (f)	1,615,385	1,587,115
		21,026,230
Publishing/Printing - 2.2%
Advanstar Communications, Inc. Tranche B term loan 5.82% 10/11/07 (f)	2,114,286	1,818,286
CanWest Global Communications Corp.:
Tranche B term loan 5.31% 4/30/08 (f)	1,822,184	1,817,629
Tranche C term loan 5.56% 4/30/09 (f)	1,137,765	1,134,921
Reader's Digest Association, Inc. Tranche B term loan 4.2576% 5/20/08 (f)	2,992,500	2,857,838
Transwestern Publishing Co. LP/Township Capital Corp. II Tranche B term loan 4.8355% 6/27/08 (f)	1,476,288	1,461,525
Yell Finance BV Tranche C term loan 5.29% 3/31/10 (f)	1,990,000	1,972,588
		11,062,787
Railroad - 0.2%
Kansas City Southern Railway Co. Tranche B term loan 3.7763% 6/12/08 (f)	1,197,000	1,191,015
Restaurants - 1.7%
AFC Enterprises, Inc. Tranche B term loan 4.0625% 5/23/09 (f)	1,755,600	1,755,600
Buffets, Inc. term loan 5.4138% 6/28/09 (f)	995,000	995,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Restaurants - continued
Domino's Franchise Holding Co. Tranche B term loan 4.3% 6/30/08 (f)	$ 4,738,125	$ 4,738,125
Travelcenters of America, Inc. term loan 5.0902% 11/14/08 (f)	992,500	994,981
		8,483,706
Services - 2.6%
Accredo Health, Inc. Tranche B term loan 4.58% 3/31/09 (f)	995,000	997,488
Caremark Rx, Inc. term loan 4.05% 3/31/06 (f)	3,980,000	3,970,050
Coinmach Corp. Tranche B term loan 4.6404% 7/25/09 (f)	2,265,500	2,262,668
Iron Mountain, Inc. Tranche B term loan 4.0838% 2/15/08 (f)	5,000,000	5,006,250
Weight Watchers International, Inc. Tranche B term loan 4.312% 12/31/07 (f)	903,873	903,873
		13,140,329
Super Retail - 1.2%
Kmart Corp. Tranche B term loan 5.0613% 4/22/04 (f)	4,000,000	3,910,000
PETCO Animal Supplies, Inc. Tranche C term loan 4.8% 10/2/08 (f)	1,994,832	1,999,819
		5,909,819
Technology - 2.9%
Alliant Techsystems, Inc. Tranche C term loan 4.0625% 4/20/09 (f)	2,853,224	2,853,224
Amphenol Corp. Tranche B term loan 3.4112% 10/3/06 (f)	1,000,000	970,000
CSG Systems International, Inc. Tranche B term loan 4.5069% 2/28/08 (f)	2,000,000	1,840,000
DRS Technologies, Inc. term loan 4.8088% 9/30/08 (f)	990,000	990,000
Seagate Technology Holdings, Inc. term loan 3.75% 5/13/07 (f)	2,000,000	1,985,000
Titan Corp. Tranche B term loan 4.7849% 6/30/09 (f)	2,992,500	2,992,500
Veridian Corp. term loan 5.33% 6/30/08 (f)	2,793,000	2,793,000
		14,423,724
Telecommunications - 7.1%
American Tower LP:
Tranche A term loan 4.2961% 6/30/07 (f)	3,750,000	3,000,000
Tranche B term loan 5.31% 12/31/07 (f)	2,000,000	1,640,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Telecommunications - continued
Broadwing, Inc.:
Tranche A term loan 4.5378% 11/9/04 (f)	$ 1,000,000	$ 830,000
Tranche C term loan 5.0566% 6/29/07 (f)	1,989,975	1,651,679
CBD Media, Inc. Tranche B term loan 5.02% 12/31/08 (f)	2,000,000	1,985,000
Hughes Electronics Corp. Tranche A term loan 4.79% 12/5/02 (f)	3,000,000	2,955,000
Nextel Finance Co.:
Tranche B term loan 5.1875% 6/30/08 (f)	2,750,000	2,447,500
Tranche C term loan 5.4375% 12/31/08 (f)	2,750,000	2,447,500
Tranche D term loan 4.8125% 3/31/09 (f)	1,000,000	867,500
SpectraSite Communications, Inc. Tranche B term loan 6.311% 12/31/07 (f)	4,500,000	3,667,500
Sygnet Wireless, Inc.:
Tranche B term loan 4.81% 3/23/07 (f)	1,151,344	990,156
Tranche C term loan 5.56% 12/23/07 (f)	796,415	684,917
Triton PCS, Inc. Tranche B term loan 4.8125% 8/3/06 (f)	9,213,056	8,383,881
Western Wireless Corp.:
Tranche A term loan 3.61% 3/31/08 (f)	6,500,000	3,477,500
Tranche B term loan 4.5683% 9/30/08 (f)	1,500,000	802,500
		35,830,633
Textiles & Apparel - 0.2%
The William Carter Co. Tranche B term loan 5.3097% 8/15/08 (f)	990,000	992,475
TOTAL FLOATING RATE LOANS (Cost $406,426,805)		387,645,110
Nonconvertible Bonds - 4.5%
Banks and Thrifts - 0.4%
Sovereign Bancorp, Inc. 8.625% 3/15/04	2,000,000	2,067,500
Consumer Products - 0.4%
Pennzoil-Quaker State Co. 9.4% 12/1/02 (d)	2,000,000	2,000,000
Containers - 0.4%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	2,000,000	2,055,000
Diversified Financial Services - 0.6%
GS Escrow Corp. 7% 8/1/03	3,000,000	3,080,379
Electric Utilities - 0.2%
Pacific Gas & Electric Co.:
6.75% 10/1/23	285,000	250,800
7.05% 3/1/24	1,000,000	890,000
		1,140,800
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Energy - 1.1%
Chesapeake Energy Corp. 7.875% 3/15/04	$ 3,000,000	$ 3,127,500
Forest Oil Corp. 10.5% 1/15/06	1,000,000	1,062,500
Pride Petroleum Services, Inc. 9.375% 5/1/07	1,000,000	1,040,000
		5,230,000
Hotels - 0.4%
ITT Corp. 6.75% 11/15/03	2,000,000	1,975,000
Telecommunications - 1.0%
British Telecommunications PLC 3.1213% 12/15/03 (f)	3,000,000	3,001,047
VoiceStream Wireless Corp. 10.375% 11/15/09	1,752,000	1,804,560
		4,805,607
TOTAL NONCONVERTIBLE BONDS (Cost $22,249,865)		22,354,286
Commercial Mortgage Securities - 0.2%

CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.8648% 12/15/09 (e)(f) (Cost $984,876)	1,000,000	975,264
Common Stocks - 0.0%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a) (Cost $0)	11	6
Money Market Funds - 17.3%

Fidelity Cash Central Fund, 1.83% (b)	18,837,473	18,837,473
Fidelity Money Market Central Fund, 1.89% (b)	67,906,296	67,906,296
TOTAL MONEY MARKET FUNDS (Cost $86,743,769)		86,743,769
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $516,405,315)		497,718,435
NET OTHER ASSETS - 0.7%		3,493,261
NET ASSETS - 100%		$ 501,211,696
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $975,264 or 0.2% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $331,958,773 and $337,529,752, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,877,000. The weighted average interest rate was 2.63%. At period end there were no bank borrowings outstanding.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $9,069,000 of which $5,000, $818,000 and $8,246,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $516,405,315) - See accompanying schedule		$ 497,718,435
Cash		618,064
Receivable for investments sold		10,177,596
Receivable for fund shares sold		960,728
Interest receivable		1,731,190
Redemption fees receivable		127
Receivable from investment adviser for expense reductions		5,774
Other receivables		2,307
Total assets		511,214,221

Liabilities
Payable for investments purchased	$ 6,738,752
Payable for fund shares redeemed	2,222,263
Distributions payable	324,181
Accrued management fee	286,032
Distribution fees payable	251,148
Other payables and accrued expenses	180,149
Total liabilities		10,002,525

Net Assets		$ 501,211,696
Net Assets consist of:
Paid in capital		$ 528,314,847
Undistributed net investment income		855,021
Accumulated undistributed net realized gain (loss) on investments		(9,271,292)
Net unrealized appreciation (depreciation) on investments		(18,686,880)
Net Assets		$ 501,211,696

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,880,061 ÷ 3,903,988 shares)	$ 9.45

Maximum offering price per share (100/96.25 of $9.45)	$ 9.82
Class T: Net Asset Value and redemption price per share ($74,810,491 ÷ 7,926,062 shares)	$ 9.44

Maximum offering price per share (100/97.25 of $9.44)	$ 9.71
Class B: Net Asset Value and offering price per share ($118,297,045 ÷ 12,534,240 shares) A	$ 9.44

Class C: Net Asset Value and offering price per share ($235,461,656 ÷ 24,929,556 shares) A	$ 9.45

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($18,148,172 ÷ 1,922,406 shares)	$ 9.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,614,271 ÷ 1,866,761 shares)	$ 9.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 25,478,165

Expenses
Management fee	$ 3,661,750
Transfer agent fees	794,627
Distribution fees	3,345,296
Accounting fees and expenses	259,862
Non-interested trustees' compensation	1,865
Custodian fees and expenses	32,401
Registration fees	149,403
Audit	53,221
Legal	7,434
Interest	429
Miscellaneous	107,279
Total expenses before reductions	8,413,567
Expense reductions	(49,459)	8,364,108
Net investment income (loss)		17,114,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(8,479,878)
Change in net unrealized appreciation (depreciation) on investment securities		(7,489,007)
Net gain (loss)		(15,968,885)
Net increase (decrease) in net assets resulting from operations		$ 1,145,172

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,114,057	$ 19,452,393
Net realized gain (loss)	(8,479,878)	(593,368)
Change in net unrealized appreciation (depreciation)	(7,489,007)	(10,962,666)
Net increase (decrease) in net assets resulting from operations	1,145,172	7,896,359
Distributions to shareholders from net investment income	(16,398,303)	(19,469,482)
Share transactions - net increase (decrease)	(9,652,611)	430,904,132
Redemption fees	60,419	119,868
Total increase (decrease) in net assets	(24,845,323)	419,450,877

Net Assets
Beginning of period	526,057,019	106,606,142
End of period (including undistributed net investment income of $855,021 and distributions in excess of net investment income of $66,156, respectively)	$ 501,211,696	$ 526,057,019

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.352	.580	.136
Net realized and unrealized gain (loss)	(.264)	(.185)	(.047)
Total from investment operations	.088	.395	.089
Distributions from net investment income	(.339)	(.638)	(.150)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.450	$ 9.700	$ 9.940
Total Return B, C, D	.90%	4.08%	.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.12%	1.14%	1.75% A
Expenses net of voluntary waivers, if any	1.10%	.99%	.78% A
Expenses net of all reductions	1.09%	.98%	.78% A
Net investment income (loss)	3.64%	5.93%	7.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,880	$ 40,806	$ 9,409
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.342	.573	.131
Net realized and unrealized gain (loss)	(.263)	(.195)	(.045)
Total from investment operations	.079	.378	.086
Distributions from net investment income	(.330)	(.631)	(.147)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.440	$ 9.690	$ 9.940
Total Return B, C, D	.80%	3.90%	.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.20%	1.22%	1.81% A
Expenses net of voluntary waivers, if any	1.19%	1.06%	.93% A
Expenses net of all reductions	1.19%	1.06%	.93% A
Net investment income (loss)	3.54%	5.86%	7.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,810	$ 75,671	$ 24,571
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.298	.525	.134
Net realized and unrealized gain (loss)	(.263)	(.194)	(.056)
Total from investment operations	.035	.331	.078
Distributions from net investment income	(.286)	(.584)	(.139)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.440	$ 9.690	$ 9.940
Total Return B, C, D	.35%	3.42%	.79%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65%	1.66%	2.74% A
Expenses net of voluntary waivers, if any	1.64%	1.54%	1.23% A
Expenses net of all reductions	1.64%	1.54%	1.23% A
Net investment income (loss)	3.09%	5.38%	6.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,297	$ 124,541	$ 24,044
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.290	.516	.125
Net realized and unrealized gain (loss)	(.263)	(.184)	(.051)
Total from investment operations	.027	.332	.074
Distributions from net investment income	(.278)	(.575)	(.135)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.450	$ 9.700	$ 9.940
Total Return B, C, D	.26%	3.42%	.76%
Ratios to Average Net Assets G
Expenses before expense reductions	1.73%	1.75%	2.41% A
Expenses net of voluntary waivers, if any	1.73%	1.64%	1.44% A
Expenses net of all reductions	1.73%	1.63%	1.44% A
Net investment income (loss)	3.00%	5.28%	6.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,462	$ 277,671	$ 47,708
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Year ended October 31,	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.520
Income from Investment Operations
Net investment income (loss) D	.040
Net realized and unrealized gain (loss)	(.084)
Total from investment operations	(.044)
Distribution from net investment income	(.037)
Redemption fees added to paid in capital D	.001
Net asset value, end of period	$ 9.440
Total Return B, C	(.45)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.15% A
Expenses net of voluntary waivers, if any	.95% A
Expenses net of all reductions	.94% A
Net investment income (loss)	3.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,148
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative on longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) D	.365	.590	.151
Net realized and unrealized gain (loss)	(.262)	(.193)	(.058)
Total from investment operations	.103	.397	.093
Distributions from net investment income	(.354)	(.650)	(.154)
Redemption fees added to paid in capital D	.001	.003	.001
Net asset value, end of period	$ 9.440	$ 9.690	$ 9.940
Total Return B, C	1.06%	4.11%	.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.94%	1.02%	2.32% A
Expenses net of voluntary waivers, if any	.94%	.87%	.49% A
Expenses net of all reductions	.93%	.87%	.49% A
Net investment income (loss)	3.79%	6.05%	7.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,614	$ 7,368	$ 875
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to October 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 714,694	|
Unrealized depreciation	(19,360,727)
Net unrealized appreciation (depreciation)	(18,646,033)
Undistributed ordinary income	1,765,882
Capital loss carryforward	(9,068,830)
Total Distributable earnings	$ (25,948,981)
Cost for federal income tax purposes	$ 516,364,468

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 16,398,303	|

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 60,516	$ 11
Class T	0%	.25%	201,206	-
Class B	.55%	.15%	882,605	693,552
Class C	.55%	.25%	2,200,969	1,720,148
			$ 3,345,296	$ 2,413,711

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 73,534	$ 42,739
Class T	71,831	33,641
Class B*	593,387	593,387
Class C*	467,488	467,488
	$ 1,206,240	$ 1,137,255

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Fidelity Floating Rate High Income Fund. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 70,069.17
Class T	122,880.15
Class B	193,204.15
Class C	381,724.14
Fidelity Floating Rate High Income Fund	2,754	.32*
Institutional Class	23,996.15
	$ 794,627

* Annualized

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,030,673 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.10%	$ 7,145
Fidelity Floating Rate High Income Fund	.95%	1,715
		$ 8,860

Annual Report

7. Expense Reductions - continued

FMR Voluntarily agreed to reimburse a portion of Advisor Floating Rate High Income Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement from adviser
Class A	$ 1,190
Class T	2,432
Class B	3,764
Class C	7,497
Institutional Class	566

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $25,150.

8. Other Information

At the end of the period, one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31,
	2002	2001
From net investment income
Class A	$ 1,416,365	$ 1,835,119
Class T	2,733,425	3,362,110
Class B	3,728,719	4,385,950
Class C	7,916,481	9,604,473
Fidelity Floating Rate High Income Fund	27,352	-
Institutional Class	575,961	281,830
Total	$ 16,398,303	$ 19,469,482

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002 A	2001	2002 A	2001
Class A
Shares sold	2,012,769	5,712,613	$ 19,547,251	$ 56,451,901
Reinvestment of distributions	107,149	130,830	1,035,972	1,288,707
Shares redeemed	(2,421,410)	(2,584,255)	(23,408,607)	(25,386,651)
Net increase (decrease)	(301,492)	3,259,188	$ (2,825,384)	$ 32,353,957
Class T
Shares sold	5,346,120	8,802,626	$ 51,902,176	$ 86,966,420
Reinvestment of distributions	240,647	275,759	2,322,291	2,716,071
Shares redeemed	(5,466,050)	(3,744,724)	(52,625,024)	(36,842,093)
Net increase (decrease)	120,717	5,333,661	$ 1,599,443	$ 52,840,398
Class B
Shares sold	3,679,081	12,461,747	$ 35,646,710	$ 123,153,366
Reinvestment of distributions	260,831	295,527	2,518,954	2,908,521
Shares redeemed	(4,251,942)	(2,330,352)	(40,949,562)	(22,928,182)
Net increase (decrease)	(312,030)	10,426,922	$ (2,783,898)	$ 103,133,705
Class C
Shares sold	9,640,677	29,105,787	$ 93,673,867	$ 287,795,662
Reinvestment of distributions	561,009	694,447	5,424,831	6,840,269
Shares redeemed	(13,892,017)	(5,978,232)	(133,841,051)	(58,711,140)
Net increase (decrease)	(3,690,331)	23,822,002	$ (34,742,353)	$ 235,924,791
Floating Rate High Income Fund
Shares sold	1,925,827	-	$ 18,241,479	$ -
Reinvestment of distributions	2,686	-	25,355	-
Shares redeemed	(6,107)	-	(57,778)	-
Net increase (decrease)	1,922,406	-	$ 18,209,056	$ -
Institutional Class
Shares sold	2,635,414	1,032,825	$ 25,594,498	$ 10,191,439
Reinvestment of distributions	20,972	17,644	201,594	173,891
Shares redeemed	(1,549,687)	(378,453)	(14,905,567)	(3,714,049)
Net increase (decrease)	1,106,699	672,016	$ 10,890,525	$ 6,651,281

A Share transactions for Fidelity Floating Rate High Income Fund are for the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a
member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of Advisor Floating Rate High Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 2000

Secretary of Advisor Floating Rate High Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Floating Rate High Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Floating Rate High Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Floating Rate High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AFRI-ANN-1202 158327
1.750078.102

(Fidelity Investment logo)(registered trademark)

Fidelity

Floating Rate High Income

Fund

(A Class of Fidelity® Advisor
Floating Rate High Income Fund)

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of retail shares took place on September 19, 2002. Returns prior to September 19, 2002 are those of the Institutional Class of Fidelity® Advisor Floating Rate High Income, one of the original classes of the fund. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Floating Rate High Income	0.89%	6.02%
CSFB Leveraged Loan Index Plus	0.44%	2.02%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Credit Suisse First Boston (CSFB) Leveraged Loan Index Plus - a market value-weighted index designed to represent the investable universe of the U.S. dollar denominated leveraged loan market. This benchmark includes reinvested dividends and capital gains, if any, and exclude the effect of sales charge.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Floating Rate High Income	0.89%	2.68%
CSFB Leveraged Loan Index Plus	0.44%	0.91%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Floating Rate High Income Fund on August 16, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the CSFB Leveraged Loan Index Plus did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

September 19, 2002 (commencement of sale of shares) to October 31,
2002
Dividend returns	0.39%
Capital returns	-0.84%
Total returns	-0.45%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Life of fund
Dividends per share	2.68¢	3.70¢
Annualized dividend rate	3.33%	3.39%
30-day annualized yield	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.47 over the past one month and $9.48 over the life of the class, you can compare the fund's income over these two periods. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. Yield information will be reported once the fund has a longer more stable operating history.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The leveraged loan market started strong in the first half of 2002, driven by favorable supply and demand. By summer, however, it succumbed to a market of widening credit spreads and lower base levels for LIBOR rates. The CSFB Leveraged Loan Index Plus, a broad measure of this market, gained 0.44% for the year ending October 31, 2002. The loan market began the year with heavy cash positions due to the fall-off in new loan issuance after September 11, 2001. Supply was further constrained in early 2002 as companies took advantage of historically low interest rates and refinanced bank debt with high-yield bonds. By June, this technical imbalance led to four-year lows on new-issue loan spreads and a 52 basis point (bps) tightening on loans already trading in the market. Coincident with this technical trend, however, were growing corporate governance concerns highlighted by the WorldCom and Adelphia bankruptcy filings. Adelphia represented 2.5% of the index and its troubles led to a general widening of loan credit risk premiums. By October, secondary loan spreads widened to 375 bps. Upheaval in the capital markets caused companies to focus on improving their credit quality by deleveraging their balance sheets through debt repayments and debt-for-equity swaps.

(Portfolio Manager photograph)
An interview with Christine McConnell, Portfolio Manager of Fidelity Floating Rate High Income Fund

Q. Christine, how did the fund perform?

A. For the 12 months that ended October 31, 2002, the fund provided a total return of 0.89%. The fund's benchmark, the CSFB Leveraged Loan Index Plus, returned 0.44%.

Q. What helped fund performance during the period?

A. The fund benefited from an overweighted position in higher-quality companies as well as a significant cash position. Our overweightings in gaming, forest products and energy companies, as well as our underweightings in the cable TV and telecommunication sectors, were beneficial for the fund's total performance. Security selection in the financial and telecom sectors helped returns in those beleaguered industries.

Q. What detracted from performance?

A. Early underweightings in the chemical and transportation sector hurt the fund's performance as these sectors proved to be more resilient than anticipated in the face of an economic slowdown. An overweighting in the wireless communication tower sector also detracted from performance. Missed rallies in some distressed/bankrupt names hurt the fund's performance relative to the index.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How was the fund positioned during the past 12 months?

A. Given the high degree of economic uncertainty present in the market over the past 12 months, I sought to expand diversification to become more reflective of general market performance and less dependent on the specific performance of any company or industry, particularly cable and telecom. The number of companies represented in the fund increased from 109 to 152. The fund diversified into smaller capitalization names to reduce exposure to companies with external financing needs. Given the prospects of a low-growth, low-inflationary environment, the fund was positioned in sectors that had strong current free cash flow generation - including some health care and service companies - or cyclicals that had access to liquidity and where bank debt leverage was at less than five times trough cash flow. When possible, the fund added exposure to companies that served to benefit from global turmoil, such as energy, defense and basic materials. I also added companies with pricing opportunities or protections, including hospitals, health care, utilities, and raw materials. Overweightings versus the index included paper, utilities, broadcasters and leisure. Key underweightings included auto-parts manufacturers, telecom, technology and environmental services.

Q. What's your outlook?

A. It appears that the consumer is finally rolling over. Retail sales have disappointed, employment levels are lower than anticipated and aggressive financial incentives are no longer effectively stimulating consumer purchase decisions. Manufacturing and capital spending remain in the doldrums. The recent rate cut was well received by the capital markets and opened the window for new financings but the rates required by new bank deals is higher than those required earlier this year. The government has indicated a willingness to become more aggressive on the economic front through increased spending and reduced taxes. However, corporate governance, terrorism and the threat of war with Iraq continue to represent an oppressive market overhang. That being said, new issue loan spreads are wider than levels experienced after the Russian debt crisis and, as reported by from the fixed income and high-yield bond markets, credit spread premiums are at all time highs. This is true for the leveraged-loan market as well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Facts

Goal: seeks a high level of current income

Fund number: 814

Trading symbol: FFRHX

Start date: August 16, 2000

Size: as of October 31, 2002, more than $501 million

Manager: Christine McConnell, since inception; joined Fidelity in 1987

3

Christine McConnell on whether the time is right to add credit risk

"Given my outlook, it appears prudent to add credit risk at this time. There's been a substantial tiering within the leveraged-loan universe with some bank debt trading in the mid 80s to low 90s based on total return expectations, including potential price appreciation, whereas other bank debt is trading closer to par based on scarcity value and its LIBOR spread. Most recently, the top performing loans have come from stressed names that have found price support levels and are expected to pay a coupon until the balance sheet or regulatory issues resolve themselves. I would expect that to continue to be the case for a while. Many bellwether names have already been repriced to match the wider spreads being offered on new loan issues and should hold their value for a while. Additionally, bank debt trading below par will benefit as companies once again take advantage of the improved health of the high-yield bond market to refinance bank debt at par with new bond offers. Corporate leverage is high and balance sheets need to reduce debt. In the case of bank debt, it doesn't matter whether deleveraging events come from asset sales, debt for equity swaps or outright equity sales. All enhance the credit posture of the company and the value of the bank claims."

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Southern California Edison Co.	2.5	1.8
Charter Communication Operating LLC	2.3	3.7
Triad Hospitals, Inc.	2.2	1.8
Owens Group, Inc./Owens-Brockway Glass Container, Inc.	1.8	0.0
Suiza Foods Corp.	1.7	1.6
	10.5
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	8.1	9.9
Healthcare	7.9	5.9
Cable TV	4.9	8.9
Food/Beverage/Tobacco	4.7	4.4
Paper	4.2	7.3
Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA, AA, A 0.4	AAA, AA, A 0.6
BBB 4.2	BBB 3.0
BB 47.1	BB 38.1
B 21.4	B 18.8
CCC, CC, C 1.4	CCC, CC, C 1.4
Not Rated 7.5	Not Rated 21.0
Short-Term Investments and Net Other Assets 18.0	Short-Term Investments and Net Other Assets 17.1

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Floating Rate Loans 77.3%		Floating Rate Loans 74.0%
	Nonconvertible Bonds 4.5%		Nonconvertible Bonds 8.6%
	Other Investments 0.2%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets 18.0%		Short-Term Investments and Net Other Assets 17.1%
* Foreign investments	3.6%	** Foreign investments	3.2%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Floating Rate Loans (g) - 77.3%
	Principal Amount	Value (Note 1)
Automotive - 1.1%
Lear Corp. term loan 3.33% 5/4/04 (f)	$ 1,000,000	$ 993,750
SPX Corp.:
Tranche B term loan 4.0625% 9/30/09 (f)	1,645,875	1,621,187
Tranche C term loan 4.3125% 3/31/10 (f)	2,743,125	2,701,978
		5,316,915
Broadcasting - 3.9%
Citadel Broadcasting Co. Tranche B term loan 4.54% 4/3/09 (f)	7,000,000	7,017,500
Cumulus Media, Inc. Tranche B term loan 4.8125% 12/31/08 (f)	2,000,000	2,010,000
Emmis Communications Corp. Tranche C term loan 4.375% 8/31/09 (f)	2,539,435	2,545,784
Granite Broadcasting Corp. Tranche A term loan 6.5% 4/30/04 (f)	1,166,667	1,120,000
Gray Communications System, Inc. term loan 4.8% 12/31/10 (f)	1,400,000	1,405,250
Paxson Communications Corp. Tranche B term loan 5.4037% 6/30/06 (f)	1,472,532	1,435,718
Sinclair Broadcast Group, Inc. term loan 4.125% 12/31/09 (f)	4,100,000	4,100,000
		19,634,252
Building Materials - 0.4%
Mueller Group, Inc. Tranche E term loan 4.5355% 5/31/08 (f)	1,995,000	1,975,050
Cable TV - 4.9%
Adelphia Communications Corp. Tranche B term loan 5.0613% 6/25/04 (f)	2,000,000	1,997,500
Century Cable Holdings LLC Tranche B term loan 6.75% 12/31/09 (c)(f)	6,750,000	4,522,500
Charter Communication Operating LLC:
term loan 4.56% 9/18/08 (f)	4,477,500	3,559,613
Tranche B term loan 4.58% 3/18/08 (f)	10,437,513	8,350,010
Insight Midwest Holdings LLC Tranche B term loan 4.5625% 12/31/09 (f)	2,000,000	1,860,000
PanAmSat Corp. Tranche B term loan 5.3% 12/31/08 (f)	2,000,000	1,900,000
Pegasus Media & Communications, Inc. Tranche B term loan 5.3125% 4/30/05 (f)	2,917,727	2,421,714
		24,611,337
Capital Goods - 2.9%
Dresser, Inc. Tranche B term loan 5.27% 4/10/09 (f)	3,552,640	3,570,403
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Capital Goods - continued
Flowserve Corp. Tranche C term loan 4.7066% 6/30/09 (f)	$ 2,392,810	$ 2,344,954
Terex Corp. term loan 3.8698% 6/24/09 (f)	2,992,500	2,797,988
Tyco International Group SA term loan 4.975% 2/6/03 (f)	5,000,000	4,800,000
United Defense Industries, Inc. Tranche B term loan 4.3% 8/13/09 (f)	1,239,978	1,238,428
		14,751,773
Chemicals - 3.5%
Berry Plastics Corp. term loan 4.8% 6/30/10 (f)	997,500	998,747
Compass Minerals Group, Inc. Tranche B term loan 4.6251% 11/28/09 (f)	596,626	596,626
CP Kelco:
Tranche B term loan 5.7981% 3/31/08 (f)	430,702	398,399
Tranche C term loan 6.0481% 9/30/08 (f)	144,191	133,377
Equistar Chemicals LP/Equistar Funding Corp. term loan 5.28% 8/24/07 (f)	990,000	985,050
Geo Specialty Chemicals, Inc. Tranche B term loan 7% 12/31/07 (f)	1,160,321	1,090,702
Georgia Gulf Corp. Tranche C term loan 4.9162% 5/12/09 (f)	1,878,000	1,878,000
Huntsman Co. LLC:
Tranche A term loan 6.2992% 3/31/07 (f)	202,760	156,125
Tranche B term loan 7.875% 3/31/07 (f)	97,240	74,875
Huntsman ICI Chemicals LLC:
Tranche B term loan 5.8414% 6/30/07 (f)	1,172,531	1,137,355
Tranche C term loan 6.125% 6/30/08 (f)	1,172,531	1,137,355
JohnsonDiversey, Inc. Tranche B term loan 5.3238% 11/3/09 (f)	1,000,000	1,000,000
Messer Griesheim Holding AG:
Tranche B2 term loan 4.58% 4/28/09 (f)	701,626	705,134
Tranche C2 term loan 5.08% 4/28/10 (f)	1,298,374	1,304,866
Millennium America, Inc. term loan 4.8442% 6/18/06 (f)	1,382,500	1,382,500
PMD Group, Inc. Tranche B term loan 5.3512% 9/30/08 (f)	2,842,965	2,842,965
The Scotts Co. Tranche B term loan 4.7007% 12/31/07 (f)	1,739,904	1,746,429
		17,568,505
Consumer Products - 2.1%
Armkel LLC Tranche B term loan 4.8125% 3/28/09 (f)	990,000	994,950
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Consumer Products - continued
Church & Dwight, Inc. Tranche B term loan 4.3% 9/30/07 (f)	$ 1,995,000	$ 2,004,975
Playtex Products, Inc. Tranche C term loan 4.0558% 5/31/09 (f)	2,985,000	2,962,613
Revlon Consumer Products Corp. term loan 8.5% 5/30/05 (f)	1,000,000	920,000
Sealy Mattress Co.:
Tranche B term loan 3.875% 12/15/04 (f)	1,501,945	1,396,809
Tranche C term loan 4.125% 12/15/05 (f)	1,083,269	1,007,441
Tranche D term loan 4.375% 12/15/06 (f)	1,384,826	1,287,888
		10,574,676
Containers - 3.3%
Ball Corp. Tranche B term loan 3.75% 3/10/06 (f)	979,644	979,644
Owens Group, Inc./Owens-Brockway Glass Container, Inc. term loan 3.83% 3/31/04 (f)	9,117,063	8,957,515
Owens-Illinois, Inc. term loan 4.34% 3/31/04 (f)	358,067	353,591
Packaging Corp. of America Tranche B term loan 3.79% 6/29/07 (f)	1,975,387	1,975,387
Silgan Holdings, Inc. Tranche B term loan 3.85% 11/30/08 (f)	4,000,000	3,995,000
U.S. Can Corp. Tranche B term loan 6.05% 10/4/08 (f)	181,158	153,984
		16,415,121
Diversified Financial Services - 2.1%
Crown Castle Operating Co. Tranche B term loan 4.67% 3/15/08 (f)	1,500,000	1,312,500
Marina District Finance Co., Inc. Tranche B term loan 5.7888% 12/13/07 (f)	3,000,000	2,977,500
Olympus Cable Holdings LLC Tranche B term loan 6.75% 9/30/10 (f)	7,000,000	5,250,000
United Rentals, Inc. term loan 4.9544% 10/7/07 (f)	985,000	945,600
		10,485,600
Diversified Media - 2.7%
Lamar Media Corp.:
Tranche B term loan 4.125% 8/1/06 (f)	2,468,750	2,462,578
Tranche C term loan 4.375% 2/1/07 (f)	4,000,000	4,000,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Diversified Media - continued
Metro-Goldwyn-Mayer Studios, Inc. Tranche B term loan 4.8% 6/30/08 (f)	$ 3,000,000	$ 2,955,000
Regal Cinemas, Inc. Tranche C term loan 4.5625% 12/31/07 (f)	3,900,000	3,909,750
		13,327,328
Electric Utilities - 3.1%
AES Corp. term loan 5.225% 9/24/03 (f)	4,100,000	2,706,000
Michigan Electric Transmission Co. LLC term loan 4.4111% 5/1/07 (f)	349,125	347,816
Southern California Edison Co.:
Tranche A term loan 4.3125% 3/1/03 (f)	2,000,000	1,990,000
Tranche B term loan 4.8125% 3/1/05 (f)	10,500,000	10,421,242
		15,465,058
Energy - 2.5%
Consumers Energy Co. term loan 6.3204% 7/11/04 (f)	2,000,000	1,930,000
PG&E Gas Transmission Northwest Corp. term loan 8% 7/31/03 (f)	3,000,000	2,820,000
PMC (Nova Scotia) Co. term loan 4.06% 5/5/06 (f)	2,970,000	2,966,288
Pride Offshore, Inc. term loan 4.2526% 6/20/07 (f)	1,194,000	1,196,985
Tesoro Petroleum Corp. Tranche B term loan 7.5% 12/31/07 (f)	993,898	849,783
Western Resources, Inc. term loan 4.8% 6/6/05 (f)	3,000,000	2,857,500
		12,620,556
Environmental - 1.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.5976% 7/21/06 (f)	2,208,682	2,142,422
Tranche C term loan 4.855% 7/21/07 (f)	2,650,419	2,570,907
Stericycle, Inc. Tranche B term loan 4.3017% 9/5/07 (f)	629,877	631,452
		5,344,781
Food and Drug Retail - 1.6%
Duane Reade, Inc. Tranche B term loan 4.3798% 2/15/07 (f)	1,594,825	1,590,838
Rite Aid Corp. Tranche A term loan 5.5666% 6/27/05 (f)	2,911,382	2,794,927
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Food and Drug Retail - continued
Shoppers Drug Mart Corp. Tranche F term loan 3.8542% 2/4/09 (f)	$ 2,858,824	$ 2,855,250
Winn-Dixie Stores, Inc. Tranche B term loan 4.625% 3/28/07 (f)	1,000,000	1,003,750
		8,244,765
Food/Beverage/Tobacco - 4.7%
Commonwealth Brands, Inc. term loan 5.875% 8/28/07 (f)	2,416,667	2,407,604
Cott Corp. term loan 4.8% 12/31/06 (f)	1,759,363	1,763,761
Del Monte Corp. term loan 4.5625% 3/31/08 (f)	6,976,356	6,976,356
Interstate Bakeries Corp. Tranche C term loan 3.8269% 7/19/07 (f)	997,500	997,500
National Dairy Holdings LP Tranche B term loan 4.0601% 4/30/09 (f)	2,761,125	2,761,125
Suiza Foods Corp. Tranche B term loan 4.05% 7/15/08 (f)	8,758,895	8,726,049
		23,632,395
Gaming - 2.7%
Alliance Gaming Corp. Tranche B term loan 5.36% 12/31/06 (f)	3,980,000	3,989,950
Ameristar Casinos, Inc. Tranche B term loan 4.5625% 12/20/06 (f)	2,684,253	2,690,964
Argosy Gaming Co. Tranche B term loan 4.55% 7/31/08 (f)	2,668,724	2,668,724
Boyd Gaming Corp. term loan 3.8356% 6/24/08 (f)	1,496,250	1,496,250
Venetian Casino Resort LLC Tranche B term loan 4.8% 6/4/08 (f)	2,693,250	2,696,617
		13,542,505
Healthcare - 7.9%
Alliance Imaging, Inc. Tranche C term loan 4.2737% 6/10/08 (f)	903,232	902,103
Alpharma, Inc. Tranche B term loan 5.05% 7/31/08 (f)	826,938	769,053
Apria Healthcare Group, Inc. Tranche B term loan 3.8057% 7/20/07 (f)	1,982,481	1,977,525
Community Health Systems, Inc. term loan 4.32% 7/16/10 (f)	4,100,000	4,079,500
Concentra Operating Corp.:
Tranche B term loan 5.7552% 6/30/06 (f)	659,847	649,949
Tranche C term loan 6.0052% 6/30/07 (f)	329,923	324,974
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Healthcare - continued
DaVita, Inc. Tranche B term loan 4.8805% 3/31/09 (f)	$ 4,964,412	$ 4,964,412
Express Scripts, Inc. Tranche B term loan 3.841% 3/31/07 (f)	3,000,000	2,970,000
Genesis Health Ventures, Inc. Tranche B term loan 5.3% 3/31/07 (f)	1,469,970	1,469,970
HCA, Inc. term loan 2.79% 4/30/06 (f)	5,225,000	5,146,625
IASIS Healthcare Corp. Tranche B term loan 6.04% 9/30/06 (f)	994,872	992,385
Sybron Dental Management, Inc. term loan 4.3217% 6/6/09 (f)	1,595,875	1,595,875
Triad Hospitals, Inc.:
Tranche A term loan 4.07% 3/31/07 (f)	960,000	956,400
Tranche B term loan 4.82% 9/30/08 (f)	9,890,909	9,915,636
Unilab Corp. Tranche B term loan 5.3125% 11/23/06 (f)	2,848,931	2,848,931
		39,563,338
Homebuilding/Real Estate - 2.1%
AIMCO Properties LP term loan 4.38% 3/11/04 (f)	1,471,943	1,471,943
Corrections Corp. of America Tranche B term loan 5.3051% 3/31/08 (f)	2,985,000	2,988,731
Lennar Corp. Tranche C term loan 4.375% 5/2/07 (f)	4,936,869	4,936,869
Ventas Realty LP/Ventas Capital Corp. Tranche B term loan 4.34% 4/17/07 (f)	997,500	992,513
		10,390,056
Hotels - 0.9%
Extended Stay America, Inc. Tranche B term loan 5.3% 1/15/08 (f)	1,336,411	1,329,729
KSL Recreation Group, Inc. Tranche C term loan 4.5463% 12/21/06 (f)	1,980,000	1,970,100
Wyndham International, Inc. term loan 6.5625% 6/30/04 (f)	1,762,813	1,348,552
		4,648,381
Leisure - 1.3%
Isle of Capri Casinos, Inc. term loan 4.2856% 4/16/12 (f)	597,000	597,000
Six Flags Theme Park, Inc. Tranche B term loan 4.05% 6/30/09 (f)	6,000,000	5,880,000
		6,477,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Metals/Mining - 0.2%
Arch Western Resources LLC Tranche B term loan 4.83% 4/12/10 (f)	$ 1,000,000	$ 995,000
Paper - 4.2%
Graphic Packaging Corp. term loan 4.54% 2/28/09 (f)	1,384,513	1,387,974
Jefferson Smurfit Corp. Tranche B term loan 4.0625% 3/31/07 (f)	6,476,364	6,379,218
Printpack Holdings, Inc. Tranche B term loan 4.5625% 3/31/09 (f)	990,000	990,000
Riverwood International Corp. Tranche B term loan:
4.2646% 3/31/07 (f)	995,000	987,538
4.5855% 12/31/06 (f)	5,400,000	5,386,500
Stone Container Corp.:
Tranche B term loan 4.3125% 6/30/09 (f)	4,384,615	4,307,885
Tranche C term loan 4.3125% 6/30/09 (f)	1,615,385	1,587,115
		21,026,230
Publishing/Printing - 2.2%
Advanstar Communications, Inc. Tranche B term loan 5.82% 10/11/07 (f)	2,114,286	1,818,286
CanWest Global Communications Corp.:
Tranche B term loan 5.31% 4/30/08 (f)	1,822,184	1,817,629
Tranche C term loan 5.56% 4/30/09 (f)	1,137,765	1,134,921
Reader's Digest Association, Inc. Tranche B term loan 4.2576% 5/20/08 (f)	2,992,500	2,857,838
Transwestern Publishing Co. LP/Township Capital Corp. II Tranche B term loan 4.8355% 6/27/08 (f)	1,476,288	1,461,525
Yell Finance BV Tranche C term loan 5.29% 3/31/10 (f)	1,990,000	1,972,588
		11,062,787
Railroad - 0.2%
Kansas City Southern Railway Co. Tranche B term loan 3.7763% 6/12/08 (f)	1,197,000	1,191,015
Restaurants - 1.7%
AFC Enterprises, Inc. Tranche B term loan 4.0625% 5/23/09 (f)	1,755,600	1,755,600
Buffets, Inc. term loan 5.4138% 6/28/09 (f)	995,000	995,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Restaurants - continued
Domino's Franchise Holding Co. Tranche B term loan 4.3% 6/30/08 (f)	$ 4,738,125	$ 4,738,125
Travelcenters of America, Inc. term loan 5.0902% 11/14/08 (f)	992,500	994,981
		8,483,706
Services - 2.6%
Accredo Health, Inc. Tranche B term loan 4.58% 3/31/09 (f)	995,000	997,488
Caremark Rx, Inc. term loan 4.05% 3/31/06 (f)	3,980,000	3,970,050
Coinmach Corp. Tranche B term loan 4.6404% 7/25/09 (f)	2,265,500	2,262,668
Iron Mountain, Inc. Tranche B term loan 4.0838% 2/15/08 (f)	5,000,000	5,006,250
Weight Watchers International, Inc. Tranche B term loan 4.312% 12/31/07 (f)	903,873	903,873
		13,140,329
Super Retail - 1.2%
Kmart Corp. Tranche B term loan 5.0613% 4/22/04 (f)	4,000,000	3,910,000
PETCO Animal Supplies, Inc. Tranche C term loan 4.8% 10/2/08 (f)	1,994,832	1,999,819
		5,909,819
Technology - 2.9%
Alliant Techsystems, Inc. Tranche C term loan 4.0625% 4/20/09 (f)	2,853,224	2,853,224
Amphenol Corp. Tranche B term loan 3.4112% 10/3/06 (f)	1,000,000	970,000
CSG Systems International, Inc. Tranche B term loan 4.5069% 2/28/08 (f)	2,000,000	1,840,000
DRS Technologies, Inc. term loan 4.8088% 9/30/08 (f)	990,000	990,000
Seagate Technology Holdings, Inc. term loan 3.75% 5/13/07 (f)	2,000,000	1,985,000
Titan Corp. Tranche B term loan 4.7849% 6/30/09 (f)	2,992,500	2,992,500
Veridian Corp. term loan 5.33% 6/30/08 (f)	2,793,000	2,793,000
		14,423,724
Telecommunications - 7.1%
American Tower LP:
Tranche A term loan 4.2961% 6/30/07 (f)	3,750,000	3,000,000
Tranche B term loan 5.31% 12/31/07 (f)	2,000,000	1,640,000
Floating Rate Loans (g) - continued
	Principal Amount	Value (Note 1)
Telecommunications - continued
Broadwing, Inc.:
Tranche A term loan 4.5378% 11/9/04 (f)	$ 1,000,000	$ 830,000
Tranche C term loan 5.0566% 6/29/07 (f)	1,989,975	1,651,679
CBD Media, Inc. Tranche B term loan 5.02% 12/31/08 (f)	2,000,000	1,985,000
Hughes Electronics Corp. Tranche A term loan 4.79% 12/5/02 (f)	3,000,000	2,955,000
Nextel Finance Co.:
Tranche B term loan 5.1875% 6/30/08 (f)	2,750,000	2,447,500
Tranche C term loan 5.4375% 12/31/08 (f)	2,750,000	2,447,500
Tranche D term loan 4.8125% 3/31/09 (f)	1,000,000	867,500
SpectraSite Communications, Inc. Tranche B term loan 6.311% 12/31/07 (f)	4,500,000	3,667,500
Sygnet Wireless, Inc.:
Tranche B term loan 4.81% 3/23/07 (f)	1,151,344	990,156
Tranche C term loan 5.56% 12/23/07 (f)	796,415	684,917
Triton PCS, Inc. Tranche B term loan 4.8125% 8/3/06 (f)	9,213,056	8,383,881
Western Wireless Corp.:
Tranche A term loan 3.61% 3/31/08 (f)	6,500,000	3,477,500
Tranche B term loan 4.5683% 9/30/08 (f)	1,500,000	802,500
		35,830,633
Textiles & Apparel - 0.2%
The William Carter Co. Tranche B term loan 5.3097% 8/15/08 (f)	990,000	992,475
TOTAL FLOATING RATE LOANS (Cost $406,426,805)		387,645,110
Nonconvertible Bonds - 4.5%
Banks and Thrifts - 0.4%
Sovereign Bancorp, Inc. 8.625% 3/15/04	2,000,000	2,067,500
Consumer Products - 0.4%
Pennzoil-Quaker State Co. 9.4% 12/1/02 (d)	2,000,000	2,000,000
Containers - 0.4%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	2,000,000	2,055,000
Diversified Financial Services - 0.6%
GS Escrow Corp. 7% 8/1/03	3,000,000	3,080,379
Electric Utilities - 0.2%
Pacific Gas & Electric Co.:
6.75% 10/1/23	285,000	250,800
7.05% 3/1/24	1,000,000	890,000
		1,140,800
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
Energy - 1.1%
Chesapeake Energy Corp. 7.875% 3/15/04	$ 3,000,000	$ 3,127,500
Forest Oil Corp. 10.5% 1/15/06	1,000,000	1,062,500
Pride Petroleum Services, Inc. 9.375% 5/1/07	1,000,000	1,040,000
		5,230,000
Hotels - 0.4%
ITT Corp. 6.75% 11/15/03	2,000,000	1,975,000
Telecommunications - 1.0%
British Telecommunications PLC 3.1213% 12/15/03 (f)	3,000,000	3,001,047
VoiceStream Wireless Corp. 10.375% 11/15/09	1,752,000	1,804,560
		4,805,607
TOTAL NONCONVERTIBLE BONDS (Cost $22,249,865)		22,354,286
Commercial Mortgage Securities - 0.2%

CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.8648% 12/15/09 (e)(f) (Cost $984,876)	1,000,000	975,264
Common Stocks - 0.0%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a) (Cost $0)	11	6
Money Market Funds - 17.3%

Fidelity Cash Central Fund, 1.83% (b)	18,837,473	18,837,473
Fidelity Money Market Central Fund, 1.89% (b)	67,906,296	67,906,296
TOTAL MONEY MARKET FUNDS (Cost $86,743,769)		86,743,769
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $516,405,315)		497,718,435
NET OTHER ASSETS - 0.7%		3,493,261
NET ASSETS - 100%		$ 501,211,696
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $975,264 or 0.2% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $331,958,773 and $337,529,752, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,877,000. The weighted average interest rate was 2.63%. At period end there were no bank borrowings outstanding.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $9,069,000 of which $5,000, $818,000 and $8,246,000 will expire on October 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $516,405,315) - See accompanying schedule		$ 497,718,435
Cash		618,064
Receivable for investments sold		10,177,596
Receivable for fund shares sold		960,728
Interest receivable		1,731,190
Redemption fees receivable		127
Receivable from investment adviser for expense reductions		5,774
Other receivables		2,307
Total assets		511,214,221

Liabilities
Payable for investments purchased	$ 6,738,752
Payable for fund shares redeemed	2,222,263
Distributions payable	324,181
Accrued management fee	286,032
Distribution fees payable	251,148
Other payables and accrued expenses	180,149
Total liabilities		10,002,525

Net Assets		$ 501,211,696
Net Assets consist of:
Paid in capital		$ 528,314,847
Undistributed net investment income		855,021
Accumulated undistributed net realized gain (loss) on investments		(9,271,292)
Net unrealized appreciation (depreciation) on investments		(18,686,880)
Net Assets		$ 501,211,696

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,880,061 ÷ 3,903,988 shares)	$ 9.45

Maximum offering price per share (100/96.25 of $9.45)	$ 9.82
Class T: Net Asset Value and redemption price per share ($74,810,491 ÷ 7,926,062 shares)	$ 9.44

Maximum offering price per share (100/97.25 of $9.44)	$ 9.71
Class B: Net Asset Value and offering price per share ($118,297,045 ÷ 12,534,240 shares) A	$ 9.44

Class C: Net Asset Value and offering price per share ($235,461,656 ÷ 24,929,556 shares) A	$ 9.45

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($18,148,172 ÷ 1,922,406 shares)	$ 9.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,614,271 ÷ 1,866,761 shares)	$ 9.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 25,478,165

Expenses
Management fee	$ 3,661,750
Transfer agent fees	794,627
Distribution fees	3,345,296
Accounting fees and expenses	259,862
Non-interested trustees' compensation	1,865
Custodian fees and expenses	32,401
Registration fees	149,403
Audit	53,221
Legal	7,434
Interest	429
Miscellaneous	107,279
Total expenses before reductions	8,413,567
Expense reductions	(49,459)	8,364,108
Net investment income (loss)		17,114,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(8,479,878)
Change in net unrealized appreciation (depreciation) on investment securities		(7,489,007)
Net gain (loss)		(15,968,885)
Net increase (decrease) in net assets resulting from operations		$ 1,145,172

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,114,057	$ 19,452,393
Net realized gain (loss)	(8,479,878)	(593,368)
Change in net unrealized appreciation (depreciation)	(7,489,007)	(10,962,666)
Net increase (decrease) in net assets resulting from operations	1,145,172	7,896,359
Distributions to shareholders from net investment income	(16,398,303)	(19,469,482)
Share transactions - net increase (decrease)	(9,652,611)	430,904,132
Redemption fees	60,419	119,868
Total increase (decrease) in net assets	(24,845,323)	419,450,877

Net Assets
Beginning of period	526,057,019	106,606,142
End of period (including undistributed net investment income of $855,021 and distributions in excess of net investment income of $66,156, respectively)	$ 501,211,696	$ 526,057,019

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.352	.580	.136
Net realized and unrealized gain (loss)	(.264)	(.185)	(.047)
Total from investment operations	.088	.395	.089
Distributions from net investment income	(.339)	(.638)	(.150)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.450	$ 9.700	$ 9.940
Total Return B, C, D	.90%	4.08%	.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.12%	1.14%	1.75% A
Expenses net of voluntary waivers, if any	1.10%	.99%	.78% A
Expenses net of all reductions	1.09%	.98%	.78% A
Net investment income (loss)	3.64%	5.93%	7.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,880	$ 40,806	$ 9,409
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.342	.573	.131
Net realized and unrealized gain (loss)	(.263)	(.195)	(.045)
Total from investment operations	.079	.378	.086
Distributions from net investment income	(.330)	(.631)	(.147)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.440	$ 9.690	$ 9.940
Total Return B, C, D	.80%	3.90%	.88%
Ratios to Average Net Assets G
Expenses before expense reductions	1.20%	1.22%	1.81% A
Expenses net of voluntary waivers, if any	1.19%	1.06%	.93% A
Expenses net of all reductions	1.19%	1.06%	.93% A
Net investment income (loss)	3.54%	5.86%	7.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,810	$ 75,671	$ 24,571
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.298	.525	.134
Net realized and unrealized gain (loss)	(.263)	(.194)	(.056)
Total from investment operations	.035	.331	.078
Distributions from net investment income	(.286)	(.584)	(.139)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.440	$ 9.690	$ 9.940
Total Return B, C, D	.35%	3.42%	.79%
Ratios to Average Net Assets G
Expenses before expense reductions	1.65%	1.66%	2.74% A
Expenses net of voluntary waivers, if any	1.64%	1.54%	1.23% A
Expenses net of all reductions	1.64%	1.54%	1.23% A
Net investment income (loss)	3.09%	5.38%	6.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,297	$ 124,541	$ 24,044
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.700	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) E	.290	.516	.125
Net realized and unrealized gain (loss)	(.263)	(.184)	(.051)
Total from investment operations	.027	.332	.074
Distributions from net investment income	(.278)	(.575)	(.135)
Redemption fees added to paid in capital E	.001	.003	.001
Net asset value, end of period	$ 9.450	$ 9.700	$ 9.940
Total Return B, C, D	.26%	3.42%	.76%
Ratios to Average Net Assets G
Expenses before expense reductions	1.73%	1.75%	2.41% A
Expenses net of voluntary waivers, if any	1.73%	1.64%	1.44% A
Expenses net of all reductions	1.73%	1.63%	1.44% A
Net investment income (loss)	3.00%	5.28%	6.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 235,462	$ 277,671	$ 47,708
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2000 (commencement of operations) to October 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Year ended October 31,	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.520
Income from Investment Operations
Net investment income (loss) D	.040
Net realized and unrealized gain (loss)	(.084)
Total from investment operations	(.044)
Distribution from net investment income	(.037)
Redemption fees added to paid in capital D	.001
Net asset value, end of period	$ 9.440
Total Return B, C	(.45)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.15% A
Expenses net of voluntary waivers, if any	.95% A
Expenses net of all reductions	.94% A
Net investment income (loss)	3.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,148
Portfolio turnover rate	77%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative on longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.690	$ 9.940	$ 10.000
Income from Investment Operations
Net investment income (loss) D	.365	.590	.151
Net realized and unrealized gain (loss)	(.262)	(.193)	(.058)
Total from investment operations	.103	.397	.093
Distributions from net investment income	(.354)	(.650)	(.154)
Redemption fees added to paid in capital D	.001	.003	.001
Net asset value, end of period	$ 9.440	$ 9.690	$ 9.940
Total Return B, C	1.06%	4.11%	.94%
Ratios to Average Net Assets F
Expenses before expense reductions	.94%	1.02%	2.32% A
Expenses net of voluntary waivers, if any	.94%	.87%	.49% A
Expenses net of all reductions	.93%	.87%	.49% A
Net investment income (loss)	3.79%	6.05%	7.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,614	$ 7,368	$ 875
Portfolio turnover rate	77%	55%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to October 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 714,694	|
Unrealized depreciation	(19,360,727)
Net unrealized appreciation (depreciation)	(18,646,033)
Undistributed ordinary income	1,765,882
Capital loss carryforward	(9,068,830)
Total Distributable earnings	$ (25,948,981)
Cost for federal income tax purposes	$ 516,364,468

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 16,398,303	|

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 60,516	$ 11
Class T	0%	.25%	201,206	-
Class B	.55%	.15%	882,605	693,552
Class C	.55%	.25%	2,200,969	1,720,148
			$ 3,345,296	$ 2,413,711

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 73,534	$ 42,739
Class T	71,831	33,641
Class B*	593,387	593,387
Class C*	467,488	467,488
	$ 1,206,240	$ 1,137,255

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Fidelity Floating Rate High Income Fund. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 70,069.17
Class T	122,880.15
Class B	193,204.15
Class C	381,724.14
Fidelity Floating Rate High Income Fund	2,754	.32*
Institutional Class	23,996.15
	$ 794,627

* Annualized

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,030,673 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.10%	$ 7,145
Fidelity Floating Rate High Income Fund	.95%	1,715
		$ 8,860

Annual Report

7. Expense Reductions - continued

FMR Voluntarily agreed to reimburse a portion of Advisor Floating Rate High Income Fund's Class A, Class T, Class B, Class C and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement from adviser
Class A	$ 1,190
Class T	2,432
Class B	3,764
Class C	7,497
Institutional Class	566

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $25,150.

8. Other Information

At the end of the period, one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31,
	2002	2001
From net investment income
Class A	$ 1,416,365	$ 1,835,119
Class T	2,733,425	3,362,110
Class B	3,728,719	4,385,950
Class C	7,916,481	9,604,473
Fidelity Floating Rate High Income Fund	27,352	-
Institutional Class	575,961	281,830
Total	$ 16,398,303	$ 19,469,482

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002 A	2001	2002 A	2001
Class A
Shares sold	2,012,769	5,712,613	$ 19,547,251	$ 56,451,901
Reinvestment of distributions	107,149	130,830	1,035,972	1,288,707
Shares redeemed	(2,421,410)	(2,584,255)	(23,408,607)	(25,386,651)
Net increase (decrease)	(301,492)	3,259,188	$ (2,825,384)	$ 32,353,957
Class T
Shares sold	5,346,120	8,802,626	$ 51,902,176	$ 86,966,420
Reinvestment of distributions	240,647	275,759	2,322,291	2,716,071
Shares redeemed	(5,466,050)	(3,744,724)	(52,625,024)	(36,842,093)
Net increase (decrease)	120,717	5,333,661	$ 1,599,443	$ 52,840,398
Class B
Shares sold	3,679,081	12,461,747	$ 35,646,710	$ 123,153,366
Reinvestment of distributions	260,831	295,527	2,518,954	2,908,521
Shares redeemed	(4,251,942)	(2,330,352)	(40,949,562)	(22,928,182)
Net increase (decrease)	(312,030)	10,426,922	$ (2,783,898)	$ 103,133,705
Class C
Shares sold	9,640,677	29,105,787	$ 93,673,867	$ 287,795,662
Reinvestment of distributions	561,009	694,447	5,424,831	6,840,269
Shares redeemed	(13,892,017)	(5,978,232)	(133,841,051)	(58,711,140)
Net increase (decrease)	(3,690,331)	23,822,002	$ (34,742,353)	$ 235,924,791
Floating Rate High Income Fund
Shares sold	1,925,827	-	$ 18,241,479	$ -
Reinvestment of distributions	2,686	-	25,355	-
Shares redeemed	(6,107)	-	(57,778)	-
Net increase (decrease)	1,922,406	-	$ 18,209,056	$ -
Institutional Class
Shares sold	2,635,414	1,032,825	$ 25,594,498	$ 10,191,439
Reinvestment of distributions	20,972	17,644	201,594	173,891
Shares redeemed	(1,549,687)	(378,453)	(14,905,567)	(3,714,049)
Net increase (decrease)	1,106,699	672,016	$ 10,890,525	$ 6,651,281

A Share transactions for Fidelity Floating Rate High Income Fund are for the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a
member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 2000

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of the fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 2000 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Floating Rate High Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

Total Bond

Ultra-Short Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FHI-ANN-1202 158325
1.779592.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Government Investment

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Government Investment Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Government Inv - CL A	6.31%	40.76%	94.56%
Fidelity Adv Government Inv - CL A (incl. 4.75% sales charge)	1.26%	34.08%	85.32%
LB Government Bond	6.41%	45.44%	107.15%
General US Government Funds Average	5.09%	37.57%	89.57%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Lehman Brothers® Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL A	6.31%	7.08%	6.88%
Fidelity Adv Government Inv - CL A (incl. 4.75% sales charge)	1.26%	6.04%	6.36%
LB Government Bond	6.41%	7.78%	7.55%
General US Government Funds Average	5.09%	6.58%	6.58%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Government Investment Fund - Class A
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Government Investment Fund - Class A on October 31, 1992, and the current 4.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Government Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.44%	6.31%	6.35%	5.56%	6.12%
Capital returns	1.87%	7.64%	1.18%	-7.09%	3.62%
Total returns	6.31%	13.95%	7.53%	-1.53%	9.74%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per shares	3.27¢	20.67¢	42.51¢
Annualized dividend rate	3.73%	4.06%	4.27%
30-day annualized yield	3.37%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.31 over the past one month, $10.11 over the past six months and $9.96 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering price used in the calculation of the yield includes the effect of Class A's current 4.75% sales charge.

Annual Report

Fidelity Advisor Government Investment Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Government Investment Fund - Class T
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL T	6.19%	39.85%	93.07%
Fidelity Adv Government Inv - CL T (incl. 3.50% sales charge)	2.47%	34.95%	86.31%
LB Government Bond	6.41%	45.44%	107.15%
General US Government Funds Average	5.09%	37.57%	89.57%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL T	6.19%	6.94%	6.80%
Fidelity Adv Government Inv - CL T (incl. 3.50% sales charge)	2.47%	6.18%	6.42%
LB Government Bond	6.41%	7.78%	7.55%
General US Government Funds Average	5.09%	6.58%	6.58%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Government Investment Fund - Class T on October 31, 1992, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Government Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Government Investment Fund - Class T
Performance - continued

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.31%	6.21%	6.23%	5.48%	5.94%
Capital returns	1.88%	7.65%	1.18%	-7.19%	3.62%
Total returns	6.19%	13.86%	7.41%	-1.71%	9.56%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.18¢	20.10¢	41.35¢
Annualized dividend rate	3.63%	3.95%	4.16%
30-day annualized yield	3.33%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.31 over the past one month, $10.10 over the past six months and $9.95 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering price used in the calculation of the yield includes the effect of Class T's current 3.50% sales charge.

Annual Report

Fidelity Advisor Government Investment Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Government Investment Fund - Class B
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL B	5.52%	35.50%	82.57%
Fidelity Adv Government Inv - CL B (incl. contingent deferred sales charge)	0.52%	33.50%	82.57%
LB Government Bond	6.41%	45.44%	107.15%
General US Government Funds Average	5.09%	37.57%	89.57%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case,one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL B	5.52%	6.26%	6.20%
Fidelity Adv Government Inv - CL B (incl. contingent deferred sales charge)	0.52%	5.95%	6.20%
LB Government Bond	6.41%	7.78%	7.55%
General US Government Funds Average	5.09%	6.58%	6.58%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Government Investment Fund - Class B on October 31, 1992. The chart shows how the value of your investment would have grown, including the effect of the applicable contingent deferred sales charge, and also shows how the Lehman Brothers Government Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Government Investment Fund - Class B
Performance - continued

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	3.64%	5.48%	5.55%	4.85%	5.25%
Capital returns	1.88%	7.55%	1.18%	-7.09%	3.62%
Total returns	5.52%	13.03%	6.73%	-2.24%	8.87%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.62¢	16.86¢	35.00¢
Annualized dividend rate	3.00%	3.31%	3.52%
30-day annualized yield	2.81%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.30 over the past one month, $10.09 over the past six months, and $9.94 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Annual Report

Fidelity Advisor Government Investment Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between June 30, 1994 and November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 and prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Government Investment Fund - Class C
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL C	5.44%	34.85%	81.70%
Fidelity Adv Government Inv - CL C (incl. contingent deferred sales charge)	4.44%	34.85%	81.70%
LB Government Bond	6.41%	45.44%	107.15%
General US Government Funds Average	5.09%	37.57%	89.57%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - CL C	5.44%	6.16%	6.15%
Fidelity Adv Government Inv - CL C (incl. contingent deferred sales charge)	4.44%	6.16%	6.15%
LB Government Bond	6.41%	7.78%	7.55%
General US Government Funds Average	5.09%	6.58%	6.58%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Government Investment Fund - Class C on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Government Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Government Investment Fund - Class C
Performance - continued

Total Return Components

	Years ended October 31,				November 3, 1997 (commencement of sale of Class C shares) to October 31,
	2002	2001	2000	1999	1998
Dividend returns	3.56%	5.40%	5.46%	4.76%	5.08%
Capital returns	1.88%	7.65%	1.18%	-7.19%	3.94%
Total returns	5.44%	13.05%	6.64%	-2.43%	9.02%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.55¢	16.47¢	34.25¢
Annualized dividend rate	2.91%	3.24%	3.44%
30-day annualized yield	2.73%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.30 over the past one month, $10.10 over the past six months, and $9.95 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the late summer, as record-low interest rates triggered another massive refinancing wave. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant fourth-place finish, returning 4.34%. Although corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Government Investment Fund

Q. How did the fund perform, Tom?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 6.31%, 6.19%, 5.52% and 5.44%, respectively. The general U.S. government funds average returned 5.09%, according to Lipper Inc., and the Lehman Brothers Government Bond Index returned 6.41%.

Q. What factors were behind the fund's strong absolute and relative returns?

A. Low interest rates, concerns about the economy, uncertainty caused by global political tensions, and questions about corporate accounting practices, ethics and profitability fostered favorable conditions for government bonds. After cutting interest rates 11 times in 2001, the Federal Reserve Board held rates steady through the first 10 months of 2002. Although the worst economic downturn in a decade gave way to a stronger-than-expected rebound in the first calendar quarter of this year, growth then decelerated. Against this favorable backdrop for bonds, the fund's outperformance of its Lipper peer group stemmed in part from my decisions in the mortgage market.

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Fund Talk: The Manager's Overview - continued

Q. What challenges did mortgages give, and how did you respond to them?

A. Heavy prepayment activity was the main challenge for mortgage securities. In early 2002, homeowners refinanced their mortgages in droves, which resulted in much larger-than-expected waves of prepayments - or repayment of bonds long before expected maturity. Prepayments shorten the life of high-coupon mortgage bonds and cut the yield investors had anticipated. The same situation occurred again in mid-summer when mortgage rates dropped below 6%. That's why investors increasingly shunned mortgage securities, and their prices slumped as a result. My decision to reduce the fund's stake in mortgages before the worst of the prepayment damage was done, and then again in early summer before the second wave of refinancing, helped the fund's performance relative to its peers. Performance also was helped by my decision to emphasize securities made up of mortgages that historically had been resilient to prepayment.

Q. Which prepayment-resistant securities did you favor?

A. One area of emphasis was collateralized mortgage obligations, which often are less susceptible to interest rate swings than a single bond investment because the securities are tied to loan pools with varying degrees of risk. Our research helped identify prepayment-resistant securities as a function of geography, issuer or other factor.

Q. How did agency securities fare?

A. They performed pretty well on both an absolute and relative basis. Generally speaking, debt issued by government agencies is considered to be high quality because it's either directly or implicitly backed by the full faith and credit of the United States. That was one reason for their success; declining issuance was another. Agency debt issuance fell 23 percent through the first nine months of this year. Although strong demand and reduced issuance worked in favor of agency securities, they still lagged their U.S. Treasury counterparts by a small margin, based on Treasuries higher credit quality.

Q. Were there any disappointments?

A. My choices within the Treasury market detracted a bit from performance. Although our holdings were spread over a variety of maturities, I kept an incrementally larger portion in longer-term Treasury bonds based on my view that they offered better value than short-term securities. But as interest rates and bond yields declined throughout the period, shorter-term Treasuries performed best.

Annual Report

Q. What's your outlook?

A. I'm concerned that the ballooning federal budget deficit may put pressure on Treasuries initially - and perhaps, the entire bond market - if the government issues significant amounts of new debt. Further, with interest rates at such low levels, it's difficult to imagine that bonds will continue to perform as well as they did during the past year. If investors continue to look to bonds to diversify their portfolios, it could bode well for the fixed-income market over the long term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income by investing at least 80% of assets in obligations issued or guaranteed by the U.S. government

Start date: January 7, 1987

Size: as of October 31, 2002, more than $819 million

Manager: Tom Silvia, since 1998; joined Fidelity in 1993

3

Tom Silvia on his outlook for U.S. Treasury bonds:

"U.S. Treasury bonds have been one of the best-performing U.S. investments this year, driven by economic, market and political uncertainty. Whether they can continue to perform as well in 2003 is a subject of some debate. With interest rates at such low current levels, it's hard to imagine that investors will be as enthusiastic about Treasuries next year as they have been this year. Low interest rates also put a cap on the amount of price appreciation that can be derived from interest rate cuts. Furthermore, the federal budget deficit has dramatically increased the amount the U.S. has had to borrow in the bond markets. These factors, plus the biggest jump in federal spending in 20 years, resulted in a $159 billion deficit in fiscal year 2002, which ended September 30. That has forced the government to increase its borrowing by issuing more Treasury debt. Officials predict that the government will remain in the red until at least 2005. I expect that the expanding supply of Treasuries eventually will weigh heavily on Treasury prices. That's why, as of the end of the period, I planned to continue to underweight Treasury securities and emphasize higher-yielding alternatives."

Annual Report

Investment Changes

Coupon Distribution as of October 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Less than 5%	4.5	10.3
5 - 5.99%	12.1	27.2
6 - 6.99%	34.1	26.6
7 - 7.99%	10.6	17.4
8 - 8.99%	7.2	1.6
9 - 9.99%	0.4	0.6
10 - 10.99%	4.0	5.4
11 - 11.99%	20.8	9.6
12% and over	4.4	0.0
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of October 31, 2002
6 months ago
Years	9.1	8.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	5.2	5.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Mortgage Securities 6.0%		Mortgage Securities 9.6%
	CMOs and Other Mortgage Related Securities 21.5%		CMOs and Other Mortgage Related Securities 14.7%
	U.S. Treasury Obligations 48.2%		U.S. Treasury Obligations 41.0%
	U.S. Government Agency Obligations 21.8%		U.S. Government Agency Obligations 35.8%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets A (1.1)%
* Futures and Swaps	(5.0)%	** Futures and Swaps	0.0%

A Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 70.0%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 21.8%
Fannie Mae:
4.25% 2/11/05	$ 11,000,000	$ 11,082,742
5.5% 2/15/06	13,000,000	14,175,785
5.5% 5/2/06	4,400,000	4,813,635
6% 5/15/08	22,300,000	25,080,855
6.25% 2/1/11	2,380,000	2,626,523
6.625% 9/15/09	1,620,000	1,881,413
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	390,000	453,492
Freddie Mac:
3.75% 4/15/04	8,455,000	8,702,985
3.875% 2/15/05	11,775,000	12,244,281
4.5% 4/15/05	4,000,000	4,042,888
5.875% 3/21/11	8,310,000	8,985,370
7% 7/15/05	15,043,000	16,898,404
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	606,165	702,527
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1993-C, 5.2% 10/15/04	84,978	88,101
Series 1993-D, 5.23% 5/15/05	114,681	119,446
Series 1994-A, 7.12% 4/15/06	6,252,737	6,799,039
Series 1994-F, 8.187% 12/15/04	1,508,494	1,575,192
Series 1995-A, 6.28% 6/15/04	825,882	858,148
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1994-A, 7.39% 6/26/06	3,000,000	3,294,600
Series 1994-B, 7.5% 1/26/06	115,886	126,735
Series 1997-A, 6.104% 7/15/03	666,667	682,067
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank) Series 1994-1, 6.88% 1/26/03	31,177	31,555
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1996-A1, 6.726% 9/15/10	1,391,304	1,569,085
6.07% 12/15/14	4,200,000	4,518,938
6.77% 11/15/13	1,471,153	1,649,071
6.99% 5/21/16	4,732,500	5,489,889
Private Export Funding Corp. secured:
5.34% 3/15/06	4,640,000	5,029,384
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Private Export Funding Corp. secured: - continued
5.65% 3/15/03	$ 85,750	$ 86,672
5.66% 9/15/11 (a)	2,900,000	3,103,000
6.67% 9/15/09	880,000	1,018,054
6.86% 4/30/04	302,250	319,548
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	4,760,000	5,166,970
6.6% 2/15/08	13,100,000	14,830,785
6.8% 2/15/12	5,000,000	5,780,945
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	2,100,000	2,283,330
5.96% 8/1/09	1,800,000	1,964,236
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	270,000	305,748
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		178,381,438
U.S. Treasury Obligations - 48.2%
U.S. Treasury Bonds:
5.25% 2/15/29	29,740,000	30,136,137
6.125% 8/15/29	27,050,000	30,838,055
6.75% 8/15/26	16,704,000	20,403,017
8% 11/15/21	39,000,000	53,265,459
10% 5/15/10	27,450,000	32,726,604
11.25% 2/15/15	102,370,000	169,158,438
12% 8/15/13	19,000,000	27,733,312
13.25% 5/15/14	5,000,000	7,855,275
U.S. Treasury Notes:
5.625% 5/15/08	18,600,000	21,049,136
6.125% 8/15/07	1,500,000	1,724,898
TOTAL U.S. TREASURY OBLIGATIONS		394,890,331
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $550,286,495)		573,271,769
U.S. Government Agency - Mortgage Securities - 6.0%
	Principal Amount	Value (Note 1)
Fannie Mae - 4.8%
6% 9/1/17	$ 18,674,033	$ 19,471,095
6.5% 2/1/10 to 2/1/30	1,236,508	1,283,267
6.5% 11/1/32 (b)	85,700	88,780
7% 4/1/26 to 7/1/32	15,275,518	15,977,936
7.5% 3/1/28 to 4/1/29	183,457	195,122
8.5% 9/1/16 to 1/1/17	32,919	35,634
9% 11/1/11 to 5/1/14	1,070,338	1,176,319
9.25% 9/1/16	30,192	33,317
9.5% 11/1/06 to 5/1/20	588,927	647,868
11.5% 6/1/19	137,843	159,939
12.5% 8/1/15	5,098	5,978
		39,075,255
Freddie Mac - 0.7%
6.775% 11/15/03	1,406,005	1,436,322
7.5% 3/1/15 to 3/1/16	3,399,760	3,613,692
8.5% 8/1/09 to 2/1/10	119,392	127,421
9% 10/1/08 to 10/1/20	287,758	313,089
9.5% 5/1/21 to 7/1/21	208,339	231,502
11% 7/1/13 to 5/1/14	177,475	202,519
12.5% 2/1/10 to 6/1/19	89,843	104,742
		6,029,287
Government National Mortgage Association - 0.5%
6.5% 9/15/31 to 6/20/32	742,567	771,012
7.5% 9/15/06 to 8/15/29	820,920	866,791
8% 12/15/23	2,146,971	2,323,306
9% 9/15/05 to 12/15/09	8,554	8,657
10.5% 8/15/16 to 1/20/18	195,012	224,932
13.5% 7/15/11	16,838	20,161
		4,214,859
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $48,622,165)		49,319,401
Collateralized Mortgage Obligations - 20.5%

U.S. Government Agency - 20.5%
Fannie Mae Series 1997-38 Class PE, 6% 8/17/25	10,000,000	10,231,576
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1992-161 Class F, 3.47% 11/25/21 (c)	446,909	446,891
Series 1993-160 Class PK, 6.5% 11/25/22	5,413,000	5,706,949
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
Series 1994-27 Class PJ, 6.5% 6/25/23	$ 2,000,000	$ 2,143,834
sequential pay Series 1993-215 Class C, 6.5% 10/25/21	4,000,000	4,086,250
Series 1992-168 Class KB, 7% 10/25/22	10,000,000	10,716,434
Series 1993-149 Class K, 6.5% 8/25/23	10,000,000	10,396,598
Series 1994-28 Class N, 6.5% 10/25/23	4,184,441	4,218,183
Fannie Mae guaranteed REMIC pass thru trust:
planned amortization class Series 2001-62 Class PF, 6.5% 6/25/26	2,000,000	2,076,265
sequential pay Series 1999-37 Class E, 6.75% 3/25/25	691,024	691,913
Series 2001-11 Class H, 6% 7/18/25	2,599,412	2,638,586
Series 2001-30 Class PL, 7% 2/25/31	6,079,537	6,575,512
Freddie Mac sequential pay:
Series 2248 Class A, 7.5% 5/15/28	949,281	954,378
Series 2250 Class A, 7% 12/15/27	2,027,752	2,036,212
Series 2355 Class AE, 6% 9/15/31	13,475,110	14,620,494
Freddie Mac Manufactured Housing participation certificates guaranteed:
REMIC planned amortization class Series 1681 Class PJ, 7% 12/15/23	4,000,000	4,385,152
Series 2333 Class KA, 6.5% 7/15/31	13,972,999	15,205,759
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class:
Series 1141 Class G, 9% 9/15/21	613,755	663,646
Series 1714 Class H, 6.75% 5/15/23	5,000,000	5,255,850
Series 1727 Class H, 6.5% 8/15/23	2,600,000	2,777,470
Series 1948 Class PG, 6.15% 11/15/25	2,212,425	2,244,492
Series 2206 Class PA, 7.5% 11/15/21	3,244,160	3,336,361
Series 2279 Class PE, 6.5% 5/15/14	4,296,788	4,337,424
Series 2396 Class PX, 6% 6/15/27	10,000,000	10,578,420
sequential pay Series 1974 Class Z, 7% 8/15/20	3,000,563	3,102,100
Series 1535 Class PN, 7% 12/15/06	3,121,823	3,228,850
Series 1671 Class G, 6.5% 8/15/23	15,000,000	16,086,071
Series 2435 Class WC, 5.5% 4/15/32	1,879,484	1,896,628
Series 2448 Class VH, 6.5% 5/15/18	4,000,000	4,231,488
Series 2483 Class EG, 6% 8/15/32	8,000,000	8,072,163
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay Series 2000-12 Class B, 7.5% 12/16/28	$ 4,020,084	$ 4,247,108
Series 2001-53 Class Z, 6.5% 11/20/31	1,067,531	1,067,123
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $165,459,486)		168,256,180
Commercial Mortgage Securities - 1.0%

Ginnie Mae guaranteed Multi-family REMIC pass thru securities sequential pay Series 2002-26 Class C, 6.0213% 2/16/24 (c) (Cost $8,582,830)	8,000,000	8,642,500
Cash Equivalents - 1.8%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $14,513,000)	$ 14,513,781	14,513,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $787,463,976)		814,002,850
NET OTHER ASSETS - 0.7%		5,378,860
NET ASSETS - 100%		$ 819,381,710
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 4.442% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	Oct. 2012	$ 8,000,000	$ (11,346)
Receive quarterly a floating rate based on 3-month LIBOR and pay quarterly a fixed rate equal to 2.1147% with Merrill Lynch, Inc.	April 2004	15,000,000	(73,216)
Receive quarterly a floating rate based on 3-month LIBOR and pay quarterly a fixed rate equal to 2.124% with Deutsche Bank	Nov. 2004	33,920,000	(25,362)
		$ 56,920,000	$ (109,924)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,103,000 or 0.4% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,778,905,629 and $1,547,219,631, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $25,460,000. The weighted average interest rate was 2.31%. At period end there were no bank borrowings outstanding.

Income Tax Information
The fund hereby designates approximately $1,689,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $14,513,000) (cost $ 787,463,976) - See accompanying schedule		$ 814,002,850
Cash		115,505
Receivable for investments sold		9,678
Receivable for fund shares sold		2,577,470
Interest receivable		10,844,384
Total assets		827,549,887

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 88,954
Payable for fund shares redeemed	6,776,749
Distributions payable	342,663
Unrealized loss on swap agreements	109,924
Accrued management fee	296,721
Distribution fees payable	346,508
Other payables and accrued expenses	206,658
Total liabilities		8,168,177

Net Assets		$ 819,381,710
Net Assets consist of:
Paid in capital		$ 787,028,859
Distributions in excess of net investment income		(74,407)
Accumulated undistributed net realized gain (loss) on investments		5,998,308
Net unrealized appreciation (depreciation) on investments		26,428,950
Net Assets		$ 819,381,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,973,334 ÷ 6,678,271 shares)	$ 10.33

Maximum offering price per share (100/95.25 of $10.33)	$ 10.85
Class T: Net Asset Value and redemption price per share ($366,209,453 ÷ 35,477,990 shares)	$ 10.32

Maximum offering price per share (100/96.50 of $10.32)	$ 10.69
Class B: Net Asset Value and offering price per share ($230,243,850 ÷ 22,328,256 shares) A	$ 10.31

Class C: Net Asset Value and offering price per share ($103,001,939 ÷ 9,981,381 shares) A	$ 10.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($50,953,134 ÷ 4,955,901 shares)	$ 10.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 31,904,359
Security lending		40,249
Total income		31,944,608

Expenses
Management fee	$ 2,769,028
Transfer agent fees	1,226,829
Distribution fees	3,200,049
Accounting and security lending fees	173,592
Non-interested trustees' compensation	2,105
Custodian fees and expenses	29,436
Registration fees	109,588
Audit	36,710
Legal	6,573
Interest	1,635
Miscellaneous	69,095
Total expenses before reductions	7,624,640
Expense reductions	(2,190)	7,622,450
Net investment income (loss)		24,322,158
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	17,212,934
Swap agreements	(319,770)
Total net realized gain (loss)		16,893,164
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,778,574)
Swap agreements	(109,924)
Delayed delivery commitments	263,690
Total change in net unrealized appreciation (depreciation)		(1,624,808)
Net gain (loss)		15,268,356
Net increase (decrease) in net assets resulting from operations		$ 39,590,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,322,158	$ 23,973,826
Net realized gain (loss)	16,893,164	8,548,527
Change in net unrealized appreciation (depreciation)	(1,624,808)	26,224,360
Net increase (decrease) in net assets resulting from operations	39,590,514	58,746,713
Distributions to shareholders from net investment income	(25,095,039)	(24,322,015)
Share transactions - net increase (decrease)	194,715,430	249,019,791
Total increase (decrease) in net assets	209,210,905	283,444,489

Net Assets
Beginning of period	610,170,805	326,726,316
End of period (including distributions in excess of net investment income of $74,407 and undistributed net investment income of $790,209, respectively)	$ 819,381,710	$ 610,170,805

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 9.42	$ 9.31	$ 10.02	$ 9.67
Income from Investment Operations
Net investment income (loss) C	.410 E	.546	.559	.545	.545
Net realized and unrealized gain (loss)	.205 E	.730	.115	(.696)	.368
Total from investment operations	.615	1.276	.674	(.151)	.913
Distributions from net investment income	(.425)	(.556)	(.564)	(.559)	(.563)
Net asset value, end of period	$ 10.33	$ 10.14	$ 9.42	$ 9.31	$ 10.02
Total Return A, B	6.31%	13.95%	7.53%	(1.53)%	9.74%
Ratios to Average Net Assets D
Expenses before expense reductions	.83%	.87%	.85%	.87%	1.24%
Expenses net of voluntary waivers, if any	.83%	.87%	.85%	.87%	.90%
Expenses net of all reductions	.83%	.86%	.85%	.87%	.90%
Net investment income (loss)	4.11% E	5.61%	6.02%	5.73%	5.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,973	$ 43,205	$ 15,053	$ 15,273	$ 7,884
Portfolio turnover rate	251%	260%	155%	174%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 4.93%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 9.41	$ 9.30	$ 10.02	$ 9.67
Income from Investment Operations
Net investment income (loss) C	.398 E	.535	.549	.541	.546
Net realized and unrealized gain (loss)	.206 E	.731	.114	(.710)	.351
Total from investment operations	.604	1.266	.663	(.169)	.897
Distributions from net investment income	(.414)	(.546)	(.553)	(.551)	(.547)
Net asset value, end of period	$ 10.32	$ 10.13	$ 9.41	$ 9.30	$ 10.02
Total Return A, B	6.19%	13.86%	7.41%	(1.71)%	9.56%
Ratios to Average Net Assets D
Expenses before expense reductions	.94%	.96%	.95%	.96%	1.01%
Expenses net of voluntary waivers, if any	.94%	.96%	.95%	.96%	1.00%
Expenses net of all reductions	.94%	.96%	.95%	.95%	1.00%
Net investment income (loss)	4.00% E	5.52%	5.92%	5.65%	5.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,209	$ 293,105	$ 182,049	$ 215,089	$ 212,933
Portfolio turnover rate	251%	260%	155%	174%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 4.81%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.12	$ 9.41	$ 9.30	$ 10.01	$ 9.66
Income from Investment Operations
Net investment income (loss) C	.335 E	.474	.490	.479	.475
Net realized and unrealized gain (loss)	.205 E	.720	.114	(.699)	.359
Total from investment operations	.540	1.194	.604	(.220)	.834
Distributions from net investment income	(.350)	(.484)	(.494)	(.490)	(.484)
Net asset value, end of period	$ 10.31	$ 10.12	$ 9.41	$ 9.30	$ 10.01
Total Return A, B	5.52%	13.03%	6.73%	(2.24)%	8.87%
Ratios to Average Net Assets D
Expenses before expense reductions	1.58%	1.60%	1.59%	1.59%	1.69%
Expenses net of voluntary waivers, if any	1.58%	1.60%	1.59%	1.59%	1.65%
Expenses net of all reductions	1.58%	1.60%	1.59%	1.59%	1.65%
Net investment income (loss)	3.36% E	4.88%	5.28%	5.01%	4.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 230,244	$ 158,864	$ 77,424	$ 94,871	$ 74,073
Portfolio turnover rate	251%	260%	155%	174%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 4.17%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 9.41	$ 9.30	$ 10.02	$ 9.64
Income from Investment Operations
Net investment income (loss) E	.327 H	.468	.482	.468	.450
Net realized and unrealized gain (loss)	.205 H	.729	.115	(.708)	.398
Total from investment operations	.532	1.197	.597	(.240)	.848
Distributions from net investment income	(.342)	(.477)	(.487)	(.480)	(.468)
Net asset value, end of period	$ 10.32	$ 10.13	$ 9.41	$ 9.30	$ 10.02
Total Return B, C, D	5.44%	13.05%	6.64%	(2.43)%	9.02%
Ratios to Average Net Assets G
Expenses before expense reductions	1.66%	1.67%	1.67%	1.69%	2.19% A
Expenses net of voluntary waivers, if any	1.66%	1.67%	1.67%	1.69%	1.75% A
Expenses net of all reductions	1.66%	1.67%	1.67%	1.69%	1.75% A
Net investment income (loss)	3.29% H	4.81%	5.20%	4.91%	4.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,002	$ 87,214	$ 30,133	$ 35,652	$ 14,954
Portfolio turnover rate	251%	260%	155%	174%	243%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 4.10%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 9.38	$ 9.27	$ 10.00	$ 9.65
Income from Investment Operations
Net investment income (loss) B	.422 D	.560	.572	.567	.570
Net realized and unrealized gain (loss)	.207 D	.723	.118	(.720)	.352
Total from investment operations	.629	1.283	.690	(.153)	.922
Distributions from net investment income	(.439)	(.573)	(.580)	(.577)	(.572)
Net asset value, end of period	$ 10.28	$ 10.09	$ 9.38	$ 9.27	$ 10.00
Total Return A	6.49%	14.11%	7.75%	(1.55)%	9.86%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.69%	.66%	.68%	.75%
Expenses net of voluntary waivers, if any	.69%	.69%	.66%	.68%	.75%
Expenses net of all reductions	.69%	.69%	.66%	.68%	.75%
Net investment income (loss)	4.26% D	5.79%	6.20%	5.92%	5.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,953	$ 27,782	$ 22,067	$ 22,636	$ 25,582
Portfolio turnover rate	251%	260%	155%	174%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 5.07%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 29,000,640	|
Unrealized depreciation	(3,289,235)
Net unrealized appreciation (depreciation)	25,711,405
Undistributed ordinary income	2,223,085
Undistributed long-term capital gain	5,140,174
Total Distributable earnings	$ 33,074,664
Cost for federal income tax purposes	$ 788,291,445

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 25,095,039	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,622,604 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to decrease net investment income (loss) by $5,255,403; increase net unrealized appreciation/ depreciation by $3,414,256; and increase net realized gain (loss) by $1,841,147. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swaps. The fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 77,278	$ 0
Class T	0%	.25%	743,566	1,137
Class B	.65%	.25%	1,542,759	1,114,215
Class C	.75%	.25%	836,446	232,886
			$ 3,200,049	$ 1,348,238

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 252,881	$ 71,050
Class T	168,734	54,436
Class B*	695,076	695,076
Class C*	47,431	47,431
	$ 1,164,122	$ 867,993

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 94,579.18
Class T	593,045.20
Class B	323,798.19
Class C	137,425.16
Institutional Class	77,982.19
	$ 1,226,829

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,190.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 2,181,697	$ 1,686,169
Class T	12,304,840	13,061,555
Class B	5,967,868	5,294,734
Class C	2,860,429	2,864,072
Institutional Class	1,780,205	1,415,485
Total	$ 25,095,039	$ 24,322,015

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
Class A	2002	2001	2002	2001
Shares sold	8,573,146	5,000,012	$ 85,475,457	$ 48,661,133
Reinvestment of distributions	180,940	141,801	1,804,454	1,383,509
Shares redeemed	(6,337,442)	(2,478,556)	(62,899,268)	(24,130,915)
Net increase (decrease)	2,416,644	2,663,257	$ 24,380,643	$ 25,913,727
Class T
Shares sold	21,895,424	24,061,317	$ 220,004,190	$ 233,534,981
Reinvestment of distributions	1,123,549	1,189,323	11,204,410	11,583,130
Shares redeemed	(16,470,613)	(15,659,487)	(164,080,969)	(151,799,098)
Net increase (decrease)	6,548,360	9,591,153	$ 67,127,631	$ 93,319,013
Class B
Shares sold	13,607,849	11,815,893	$ 136,910,243	$ 115,194,985
Reinvestment of distributions	445,140	396,157	4,440,806	3,857,851
Shares redeemed	(7,420,261)	(4,748,526)	(73,913,807)	(46,056,337)
Net increase (decrease)	6,632,728	7,463,524	$ 67,437,242	$ 72,996,499
Class C
Shares sold	6,367,811	8,455,486	$ 63,862,680	$ 82,457,405
Reinvestment of distributions	190,224	207,496	1,897,581	2,023,049
Shares redeemed	(5,186,545)	(3,254,686)	(51,534,348)	(31,625,191)
Net increase (decrease)	1,371,490	5,408,296	$ 14,225,913	$ 52,855,263
Institutional Class
Shares sold	4,224,894	1,123,843	$ 41,724,600	$ 10,936,386
Reinvestment of distributions	158,060	123,278	1,571,439	1,194,807
Shares redeemed	(2,180,456)	(846,973)	(21,752,038)	(8,195,904)
Net increase (decrease)	2,202,498	400,148	$ 21,544,001	$ 3,935,289

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Government Investment Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Government Investment Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Government Investment Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Government Investment (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Government Investment. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Government Investment. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Thomas J. Silvia (41)

Year of Election or Appointment: 1998

Vice President of Advisor Government Investment. Mr. Silvia is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Silvia managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Government Investment. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Government Investment. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Government Investment. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Government Investment. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Government Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Government Investment. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Government Investment. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Government Investment. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Government Investment Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Class A	12/09/02	12/06/02	$.07
Class T	12/09/02	12/06/02	$.07
Class B	12/09/02	12/06/02	$.07
Class C	12/09/02	12/06/02	$.07

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 50.68% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
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Tax-Exempt Fund
Treasury Fund

AGOV-ANN-1202 158347
1.538367.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Government Investment

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Government Investment Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Government Inv - Inst CL	6.49%	41.61%	96.44%
LB Government Bond	6.41%	45.44%	107.15%
General US Government Funds Average	5.09%	37.57%	89.57%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers® Government Bond Index - a market value-weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Government Inv - Inst CL	6.49%	7.21%	6.99%
LB Government Bond	6.41%	7.78%	7.55%
General US Government Funds Average	5.09%	6.58%	6.58%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Government Investment Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Government Investment Fund - Institutional Class on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Government Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.61%	6.54%	6.56%	5.75%	6.23%
Capital returns	1.88%	7.57%	1.19%	-7.30%	3.63%
Total returns	6.49%	14.11%	7.75%	-1.55%	9.86%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.40¢	21.39¢	43.92¢
Annualized dividend rate	3.90%	4.22%	4.43%
30-day annualized yield	3.71%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.26 over the past one month, $10.06 over the past six months, and $9.91 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the late summer, as record-low interest rates triggered another massive refinancing wave. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant fourth-place finish, returning 4.34%. Although corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Government Investment Fund

Q. How did the fund perform, Tom?

A. For the 12-month period that ended October 31, 2002, the fund's Institutional Class shares had a total return of 6.49%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned 5.09%, according to Lipper Inc. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - returned 6.41% for the same one-year period.

Q. What factors were behind the fund's strong absolute and relative returns?

A. Low interest rates, concerns about the economy, uncertainty caused by global political tensions, and questions about corporate accounting practices, ethics and profitability fostered favorable conditions for government bonds. After cutting interest rates 11 times in 2001, the Federal Reserve Board held rates steady through the first 10 months of 2002. Although the worst economic downturn in a decade gave way to a stronger-than-expected rebound in the first calendar quarter of this year, growth then decelerated. Against this favorable backdrop for bonds, the fund's outperformance of its Lipper peer group stemmed in part from my decisions in the mortgage market.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What challenges did mortgages give, and how did you respond to them?

A. Heavy prepayment activity was the main challenge for mortgage securities. In early 2002, homeowners refinanced their mortgages in droves, which resulted in much larger-than-expected waves of prepayments - or repayment of bonds long before expected maturity. Prepayments shorten the life of high-coupon mortgage bonds and cut the yield investors had anticipated. The same situation occurred again in mid-summer when mortgage rates dropped below 6%. That's why investors increasingly shunned mortgage securities, and their prices slumped as a result. My decision to reduce the fund's stake in mortgages before the worst of the prepayment damage was done, and then again in early summer before the second wave of refinancing, helped the fund's performance relative to its peers. Performance also was helped by my decision to emphasize securities made up of mortgages that historically had been resilient to prepayment.

Q. Which prepayment-resistant securities did you favor?

A. One area of emphasis was collateralized mortgage obligations, which often are less susceptible to interest rate swings than a single bond investment because the securities are tied to loan pools with varying degrees of risk. Our research helped identify prepayment-resistant securities as a function of geography, issuer or other factor.

Q. How did agency securities fare?

A. They performed pretty well on both an absolute and relative basis. Generally speaking, debt issued by government agencies is considered to be high quality because it's either directly or implicitly backed by the full faith and credit of the United States. That was one reason for their success; declining issuance was another. Agency debt issuance fell 23 percent through the first nine months of this year. Although strong demand and reduced issuance worked in favor of agency securities, they still lagged their U.S. Treasury counterparts by a small margin, based on Treasuries higher credit quality.

Q. Were there any disappointments?

A. My choices within the Treasury market detracted a bit from performance. Although our holdings were spread over a variety of maturities, I kept an incrementally larger portion in longer-term Treasury bonds based on my view that they offered better value than short-term securities. But as interest rates and bond yields declined throughout the period, shorter-term Treasuries performed best.

Annual Report

Q. What's your outlook?

A. I'm concerned that the ballooning federal budget deficit may put pressure on Treasuries initially - and perhaps, the entire bond market - if the government issues significant amounts of new debt. Further, with interest rates at such low levels, it's difficult to imagine that bonds will continue to perform as well as they did during the past year. If investors continue to look to bonds to diversify their portfolios, it could bode well for the fixed-income market over the long term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income by investing at least 80% of assets in obligations issued or guaranteed by the U.S. government

Start date: January 7, 1987

Size: as of October 31, 2002, more than $819 million

Manager: Tom Silvia, since 1998; joined Fidelity in 1993

3

Tom Silvia on his outlook for U.S. Treasury bonds:

"U.S. Treasury bonds have been one of the best-performing U.S. investments this year, driven by economic, market and political uncertainty. Whether they can continue to perform as well in 2003 is a subject of some debate. With interest rates at such low current levels, it's hard to imagine that investors will be as enthusiastic about Treasuries next year as they have been this year. Low interest rates also put a cap on the amount of price appreciation that can be derived from interest rate cuts. Furthermore, the federal budget deficit has dramatically increased the amount the U.S. has had to borrow in the bond markets. These factors, plus the biggest jump in federal spending in 20 years, resulted in a $159 billion deficit in fiscal year 2002, which ended September 30. That has forced the government to increase its borrowing by issuing more Treasury debt. Officials predict that the government will remain in the red until at least 2005. I expect that the expanding supply of Treasuries eventually will weigh heavily on Treasury prices. That's why, as of the end of the period, I planned to continue to underweight Treasury securities and emphasize higher-yielding alternatives."

Annual Report

Investment Changes

Coupon Distribution as of October 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Less than 5%	4.5	10.3
5 - 5.99%	12.1	27.2
6 - 6.99%	34.1	26.6
7 - 7.99%	10.6	17.4
8 - 8.99%	7.2	1.6
9 - 9.99%	0.4	0.6
10 - 10.99%	4.0	5.4
11 - 11.99%	20.8	9.6
12% and over	4.4	0.0
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of October 31, 2002
6 months ago
Years	9.1	8.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	5.2	5.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Mortgage Securities 6.0%		Mortgage Securities 9.6%
	CMOs and Other Mortgage Related Securities 21.5%		CMOs and Other Mortgage Related Securities 14.7%
	U.S. Treasury Obligations 48.2%		U.S. Treasury Obligations 41.0%
	U.S. Government Agency Obligations 21.8%		U.S. Government Agency Obligations 35.8%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets A (1.1)%
* Futures and Swaps	(5.0)%	** Futures and Swaps	0.0%

A Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 70.0%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 21.8%
Fannie Mae:
4.25% 2/11/05	$ 11,000,000	$ 11,082,742
5.5% 2/15/06	13,000,000	14,175,785
5.5% 5/2/06	4,400,000	4,813,635
6% 5/15/08	22,300,000	25,080,855
6.25% 2/1/11	2,380,000	2,626,523
6.625% 9/15/09	1,620,000	1,881,413
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	390,000	453,492
Freddie Mac:
3.75% 4/15/04	8,455,000	8,702,985
3.875% 2/15/05	11,775,000	12,244,281
4.5% 4/15/05	4,000,000	4,042,888
5.875% 3/21/11	8,310,000	8,985,370
7% 7/15/05	15,043,000	16,898,404
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	606,165	702,527
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1993-C, 5.2% 10/15/04	84,978	88,101
Series 1993-D, 5.23% 5/15/05	114,681	119,446
Series 1994-A, 7.12% 4/15/06	6,252,737	6,799,039
Series 1994-F, 8.187% 12/15/04	1,508,494	1,575,192
Series 1995-A, 6.28% 6/15/04	825,882	858,148
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1994-A, 7.39% 6/26/06	3,000,000	3,294,600
Series 1994-B, 7.5% 1/26/06	115,886	126,735
Series 1997-A, 6.104% 7/15/03	666,667	682,067
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank) Series 1994-1, 6.88% 1/26/03	31,177	31,555
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1996-A1, 6.726% 9/15/10	1,391,304	1,569,085
6.07% 12/15/14	4,200,000	4,518,938
6.77% 11/15/13	1,471,153	1,649,071
6.99% 5/21/16	4,732,500	5,489,889
Private Export Funding Corp. secured:
5.34% 3/15/06	4,640,000	5,029,384
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Private Export Funding Corp. secured: - continued
5.65% 3/15/03	$ 85,750	$ 86,672
5.66% 9/15/11 (a)	2,900,000	3,103,000
6.67% 9/15/09	880,000	1,018,054
6.86% 4/30/04	302,250	319,548
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	4,760,000	5,166,970
6.6% 2/15/08	13,100,000	14,830,785
6.8% 2/15/12	5,000,000	5,780,945
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A:
5.75% 8/1/06	2,100,000	2,283,330
5.96% 8/1/09	1,800,000	1,964,236
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) 8.17% 1/15/07	270,000	305,748
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		178,381,438
U.S. Treasury Obligations - 48.2%
U.S. Treasury Bonds:
5.25% 2/15/29	29,740,000	30,136,137
6.125% 8/15/29	27,050,000	30,838,055
6.75% 8/15/26	16,704,000	20,403,017
8% 11/15/21	39,000,000	53,265,459
10% 5/15/10	27,450,000	32,726,604
11.25% 2/15/15	102,370,000	169,158,438
12% 8/15/13	19,000,000	27,733,312
13.25% 5/15/14	5,000,000	7,855,275
U.S. Treasury Notes:
5.625% 5/15/08	18,600,000	21,049,136
6.125% 8/15/07	1,500,000	1,724,898
TOTAL U.S. TREASURY OBLIGATIONS		394,890,331
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $550,286,495)		573,271,769
U.S. Government Agency - Mortgage Securities - 6.0%
	Principal Amount	Value (Note 1)
Fannie Mae - 4.8%
6% 9/1/17	$ 18,674,033	$ 19,471,095
6.5% 2/1/10 to 2/1/30	1,236,508	1,283,267
6.5% 11/1/32 (b)	85,700	88,780
7% 4/1/26 to 7/1/32	15,275,518	15,977,936
7.5% 3/1/28 to 4/1/29	183,457	195,122
8.5% 9/1/16 to 1/1/17	32,919	35,634
9% 11/1/11 to 5/1/14	1,070,338	1,176,319
9.25% 9/1/16	30,192	33,317
9.5% 11/1/06 to 5/1/20	588,927	647,868
11.5% 6/1/19	137,843	159,939
12.5% 8/1/15	5,098	5,978
		39,075,255
Freddie Mac - 0.7%
6.775% 11/15/03	1,406,005	1,436,322
7.5% 3/1/15 to 3/1/16	3,399,760	3,613,692
8.5% 8/1/09 to 2/1/10	119,392	127,421
9% 10/1/08 to 10/1/20	287,758	313,089
9.5% 5/1/21 to 7/1/21	208,339	231,502
11% 7/1/13 to 5/1/14	177,475	202,519
12.5% 2/1/10 to 6/1/19	89,843	104,742
		6,029,287
Government National Mortgage Association - 0.5%
6.5% 9/15/31 to 6/20/32	742,567	771,012
7.5% 9/15/06 to 8/15/29	820,920	866,791
8% 12/15/23	2,146,971	2,323,306
9% 9/15/05 to 12/15/09	8,554	8,657
10.5% 8/15/16 to 1/20/18	195,012	224,932
13.5% 7/15/11	16,838	20,161
		4,214,859
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $48,622,165)		49,319,401
Collateralized Mortgage Obligations - 20.5%

U.S. Government Agency - 20.5%
Fannie Mae Series 1997-38 Class PE, 6% 8/17/25	10,000,000	10,231,576
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1992-161 Class F, 3.47% 11/25/21 (c)	446,909	446,891
Series 1993-160 Class PK, 6.5% 11/25/22	5,413,000	5,706,949
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates: - continued
Series 1994-27 Class PJ, 6.5% 6/25/23	$ 2,000,000	$ 2,143,834
sequential pay Series 1993-215 Class C, 6.5% 10/25/21	4,000,000	4,086,250
Series 1992-168 Class KB, 7% 10/25/22	10,000,000	10,716,434
Series 1993-149 Class K, 6.5% 8/25/23	10,000,000	10,396,598
Series 1994-28 Class N, 6.5% 10/25/23	4,184,441	4,218,183
Fannie Mae guaranteed REMIC pass thru trust:
planned amortization class Series 2001-62 Class PF, 6.5% 6/25/26	2,000,000	2,076,265
sequential pay Series 1999-37 Class E, 6.75% 3/25/25	691,024	691,913
Series 2001-11 Class H, 6% 7/18/25	2,599,412	2,638,586
Series 2001-30 Class PL, 7% 2/25/31	6,079,537	6,575,512
Freddie Mac sequential pay:
Series 2248 Class A, 7.5% 5/15/28	949,281	954,378
Series 2250 Class A, 7% 12/15/27	2,027,752	2,036,212
Series 2355 Class AE, 6% 9/15/31	13,475,110	14,620,494
Freddie Mac Manufactured Housing participation certificates guaranteed:
REMIC planned amortization class Series 1681 Class PJ, 7% 12/15/23	4,000,000	4,385,152
Series 2333 Class KA, 6.5% 7/15/31	13,972,999	15,205,759
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class:
Series 1141 Class G, 9% 9/15/21	613,755	663,646
Series 1714 Class H, 6.75% 5/15/23	5,000,000	5,255,850
Series 1727 Class H, 6.5% 8/15/23	2,600,000	2,777,470
Series 1948 Class PG, 6.15% 11/15/25	2,212,425	2,244,492
Series 2206 Class PA, 7.5% 11/15/21	3,244,160	3,336,361
Series 2279 Class PE, 6.5% 5/15/14	4,296,788	4,337,424
Series 2396 Class PX, 6% 6/15/27	10,000,000	10,578,420
sequential pay Series 1974 Class Z, 7% 8/15/20	3,000,563	3,102,100
Series 1535 Class PN, 7% 12/15/06	3,121,823	3,228,850
Series 1671 Class G, 6.5% 8/15/23	15,000,000	16,086,071
Series 2435 Class WC, 5.5% 4/15/32	1,879,484	1,896,628
Series 2448 Class VH, 6.5% 5/15/18	4,000,000	4,231,488
Series 2483 Class EG, 6% 8/15/32	8,000,000	8,072,163
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay Series 2000-12 Class B, 7.5% 12/16/28	$ 4,020,084	$ 4,247,108
Series 2001-53 Class Z, 6.5% 11/20/31	1,067,531	1,067,123
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $165,459,486)		168,256,180
Commercial Mortgage Securities - 1.0%

Ginnie Mae guaranteed Multi-family REMIC pass thru securities sequential pay Series 2002-26 Class C, 6.0213% 2/16/24 (c) (Cost $8,582,830)	8,000,000	8,642,500
Cash Equivalents - 1.8%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $14,513,000)	$ 14,513,781	14,513,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $787,463,976)		814,002,850
NET OTHER ASSETS - 0.7%		5,378,860
NET ASSETS - 100%		$ 819,381,710
Swap Agreements
	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 4.442% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	Oct. 2012	$ 8,000,000	$ (11,346)
Receive quarterly a floating rate based on 3-month LIBOR and pay quarterly a fixed rate equal to 2.1147% with Merrill Lynch, Inc.	April 2004	15,000,000	(73,216)
Receive quarterly a floating rate based on 3-month LIBOR and pay quarterly a fixed rate equal to 2.124% with Deutsche Bank	Nov. 2004	33,920,000	(25,362)
		$ 56,920,000	$ (109,924)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,103,000 or 0.4% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,778,905,629 and $1,547,219,631, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $25,460,000. The weighted average interest rate was 2.31%. At period end there were no bank borrowings outstanding.

Income Tax Information
The fund hereby designates approximately $1,689,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $14,513,000) (cost $ 787,463,976) - See accompanying schedule		$ 814,002,850
Cash		115,505
Receivable for investments sold		9,678
Receivable for fund shares sold		2,577,470
Interest receivable		10,844,384
Total assets		827,549,887

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 88,954
Payable for fund shares redeemed	6,776,749
Distributions payable	342,663
Unrealized loss on swap agreements	109,924
Accrued management fee	296,721
Distribution fees payable	346,508
Other payables and accrued expenses	206,658
Total liabilities		8,168,177

Net Assets		$ 819,381,710
Net Assets consist of:
Paid in capital		$ 787,028,859
Distributions in excess of net investment income		(74,407)
Accumulated undistributed net realized gain (loss) on investments		5,998,308
Net unrealized appreciation (depreciation) on investments		26,428,950
Net Assets		$ 819,381,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($68,973,334 ÷ 6,678,271 shares)	$ 10.33

Maximum offering price per share (100/95.25 of $10.33)	$ 10.85
Class T: Net Asset Value and redemption price per share ($366,209,453 ÷ 35,477,990 shares)	$ 10.32

Maximum offering price per share (100/96.50 of $10.32)	$ 10.69
Class B: Net Asset Value and offering price per share ($230,243,850 ÷ 22,328,256 shares) A	$ 10.31

Class C: Net Asset Value and offering price per share ($103,001,939 ÷ 9,981,381 shares) A	$ 10.32

Institutional Class: Net Asset Value, offering price and redemption price per share ($50,953,134 ÷ 4,955,901 shares)	$ 10.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 31,904,359
Security lending		40,249
Total income		31,944,608

Expenses
Management fee	$ 2,769,028
Transfer agent fees	1,226,829
Distribution fees	3,200,049
Accounting and security lending fees	173,592
Non-interested trustees' compensation	2,105
Custodian fees and expenses	29,436
Registration fees	109,588
Audit	36,710
Legal	6,573
Interest	1,635
Miscellaneous	69,095
Total expenses before reductions	7,624,640
Expense reductions	(2,190)	7,622,450
Net investment income (loss)		24,322,158
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	17,212,934
Swap agreements	(319,770)
Total net realized gain (loss)		16,893,164
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,778,574)
Swap agreements	(109,924)
Delayed delivery commitments	263,690
Total change in net unrealized appreciation (depreciation)		(1,624,808)
Net gain (loss)		15,268,356
Net increase (decrease) in net assets resulting from operations		$ 39,590,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,322,158	$ 23,973,826
Net realized gain (loss)	16,893,164	8,548,527
Change in net unrealized appreciation (depreciation)	(1,624,808)	26,224,360
Net increase (decrease) in net assets resulting from operations	39,590,514	58,746,713
Distributions to shareholders from net investment income	(25,095,039)	(24,322,015)
Share transactions - net increase (decrease)	194,715,430	249,019,791
Total increase (decrease) in net assets	209,210,905	283,444,489

Net Assets
Beginning of period	610,170,805	326,726,316
End of period (including distributions in excess of net investment income of $74,407 and undistributed net investment income of $790,209, respectively)	$ 819,381,710	$ 610,170,805

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 9.42	$ 9.31	$ 10.02	$ 9.67
Income from Investment Operations
Net investment income (loss) C	.410 E	.546	.559	.545	.545
Net realized and unrealized gain (loss)	.205 E	.730	.115	(.696)	.368
Total from investment operations	.615	1.276	.674	(.151)	.913
Distributions from net investment income	(.425)	(.556)	(.564)	(.559)	(.563)
Net asset value, end of period	$ 10.33	$ 10.14	$ 9.42	$ 9.31	$ 10.02
Total Return A, B	6.31%	13.95%	7.53%	(1.53)%	9.74%
Ratios to Average Net Assets D
Expenses before expense reductions	.83%	.87%	.85%	.87%	1.24%
Expenses net of voluntary waivers, if any	.83%	.87%	.85%	.87%	.90%
Expenses net of all reductions	.83%	.86%	.85%	.87%	.90%
Net investment income (loss)	4.11% E	5.61%	6.02%	5.73%	5.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,973	$ 43,205	$ 15,053	$ 15,273	$ 7,884
Portfolio turnover rate	251%	260%	155%	174%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 4.93%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 9.41	$ 9.30	$ 10.02	$ 9.67
Income from Investment Operations
Net investment income (loss) C	.398 E	.535	.549	.541	.546
Net realized and unrealized gain (loss)	.206 E	.731	.114	(.710)	.351
Total from investment operations	.604	1.266	.663	(.169)	.897
Distributions from net investment income	(.414)	(.546)	(.553)	(.551)	(.547)
Net asset value, end of period	$ 10.32	$ 10.13	$ 9.41	$ 9.30	$ 10.02
Total Return A, B	6.19%	13.86%	7.41%	(1.71)%	9.56%
Ratios to Average Net Assets D
Expenses before expense reductions	.94%	.96%	.95%	.96%	1.01%
Expenses net of voluntary waivers, if any	.94%	.96%	.95%	.96%	1.00%
Expenses net of all reductions	.94%	.96%	.95%	.95%	1.00%
Net investment income (loss)	4.00% E	5.52%	5.92%	5.65%	5.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,209	$ 293,105	$ 182,049	$ 215,089	$ 212,933
Portfolio turnover rate	251%	260%	155%	174%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 4.81%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.12	$ 9.41	$ 9.30	$ 10.01	$ 9.66
Income from Investment Operations
Net investment income (loss) C	.335 E	.474	.490	.479	.475
Net realized and unrealized gain (loss)	.205 E	.720	.114	(.699)	.359
Total from investment operations	.540	1.194	.604	(.220)	.834
Distributions from net investment income	(.350)	(.484)	(.494)	(.490)	(.484)
Net asset value, end of period	$ 10.31	$ 10.12	$ 9.41	$ 9.30	$ 10.01
Total Return A, B	5.52%	13.03%	6.73%	(2.24)%	8.87%
Ratios to Average Net Assets D
Expenses before expense reductions	1.58%	1.60%	1.59%	1.59%	1.69%
Expenses net of voluntary waivers, if any	1.58%	1.60%	1.59%	1.59%	1.65%
Expenses net of all reductions	1.58%	1.60%	1.59%	1.59%	1.65%
Net investment income (loss)	3.36% E	4.88%	5.28%	5.01%	4.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 230,244	$ 158,864	$ 77,424	$ 94,871	$ 74,073
Portfolio turnover rate	251%	260%	155%	174%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 4.17%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13	$ 9.41	$ 9.30	$ 10.02	$ 9.64
Income from Investment Operations
Net investment income (loss) E	.327 H	.468	.482	.468	.450
Net realized and unrealized gain (loss)	.205 H	.729	.115	(.708)	.398
Total from investment operations	.532	1.197	.597	(.240)	.848
Distributions from net investment income	(.342)	(.477)	(.487)	(.480)	(.468)
Net asset value, end of period	$ 10.32	$ 10.13	$ 9.41	$ 9.30	$ 10.02
Total Return B, C, D	5.44%	13.05%	6.64%	(2.43)%	9.02%
Ratios to Average Net Assets G
Expenses before expense reductions	1.66%	1.67%	1.67%	1.69%	2.19% A
Expenses net of voluntary waivers, if any	1.66%	1.67%	1.67%	1.69%	1.75% A
Expenses net of all reductions	1.66%	1.67%	1.67%	1.69%	1.75% A
Net investment income (loss)	3.29% H	4.81%	5.20%	4.91%	4.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,002	$ 87,214	$ 30,133	$ 35,652	$ 14,954
Portfolio turnover rate	251%	260%	155%	174%	243%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 4.10%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 9.38	$ 9.27	$ 10.00	$ 9.65
Income from Investment Operations
Net investment income (loss) B	.422 D	.560	.572	.567	.570
Net realized and unrealized gain (loss)	.207 D	.723	.118	(.720)	.352
Total from investment operations	.629	1.283	.690	(.153)	.922
Distributions from net investment income	(.439)	(.573)	(.580)	(.577)	(.572)
Net asset value, end of period	$ 10.28	$ 10.09	$ 9.38	$ 9.27	$ 10.00
Total Return A	6.49%	14.11%	7.75%	(1.55)%	9.86%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.69%	.66%	.68%	.75%
Expenses net of voluntary waivers, if any	.69%	.69%	.66%	.68%	.75%
Expenses net of all reductions	.69%	.69%	.66%	.68%	.75%
Net investment income (loss)	4.26% D	5.79%	6.20%	5.92%	5.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,953	$ 27,782	$ 22,067	$ 22,636	$ 25,582
Portfolio turnover rate	251%	260%	155%	174%	243%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.081 and increase net realized and unrealized gain (loss) per share by $.081. Without this change the ratio of net investment income (loss) to average net assets would have been 5.07%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 29,000,640	|
Unrealized depreciation	(3,289,235)
Net unrealized appreciation (depreciation)	25,711,405
Undistributed ordinary income	2,223,085
Undistributed long-term capital gain	5,140,174
Total Distributable earnings	$ 33,074,664
Cost for federal income tax purposes	$ 788,291,445

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 25,095,039	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,622,604 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to decrease net investment income (loss) by $5,255,403; increase net unrealized appreciation/ depreciation by $3,414,256; and increase net realized gain (loss) by $1,841,147. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swaps. The fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 77,278	$ 0
Class T	0%	.25%	743,566	1,137
Class B	.65%	.25%	1,542,759	1,114,215
Class C	.75%	.25%	836,446	232,886
			$ 3,200,049	$ 1,348,238

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 252,881	$ 71,050
Class T	168,734	54,436
Class B*	695,076	695,076
Class C*	47,431	47,431
	$ 1,164,122	$ 867,993

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 94,579.18
Class T	593,045.20
Class B	323,798.19
Class C	137,425.16
Institutional Class	77,982.19
	$ 1,226,829

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,190.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 2,181,697	$ 1,686,169
Class T	12,304,840	13,061,555
Class B	5,967,868	5,294,734
Class C	2,860,429	2,864,072
Institutional Class	1,780,205	1,415,485
Total	$ 25,095,039	$ 24,322,015

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
Class A	2002	2001	2002	2001
Shares sold	8,573,146	5,000,012	$ 85,475,457	$ 48,661,133
Reinvestment of distributions	180,940	141,801	1,804,454	1,383,509
Shares redeemed	(6,337,442)	(2,478,556)	(62,899,268)	(24,130,915)
Net increase (decrease)	2,416,644	2,663,257	$ 24,380,643	$ 25,913,727
Class T
Shares sold	21,895,424	24,061,317	$ 220,004,190	$ 233,534,981
Reinvestment of distributions	1,123,549	1,189,323	11,204,410	11,583,130
Shares redeemed	(16,470,613)	(15,659,487)	(164,080,969)	(151,799,098)
Net increase (decrease)	6,548,360	9,591,153	$ 67,127,631	$ 93,319,013
Class B
Shares sold	13,607,849	11,815,893	$ 136,910,243	$ 115,194,985
Reinvestment of distributions	445,140	396,157	4,440,806	3,857,851
Shares redeemed	(7,420,261)	(4,748,526)	(73,913,807)	(46,056,337)
Net increase (decrease)	6,632,728	7,463,524	$ 67,437,242	$ 72,996,499
Class C
Shares sold	6,367,811	8,455,486	$ 63,862,680	$ 82,457,405
Reinvestment of distributions	190,224	207,496	1,897,581	2,023,049
Shares redeemed	(5,186,545)	(3,254,686)	(51,534,348)	(31,625,191)
Net increase (decrease)	1,371,490	5,408,296	$ 14,225,913	$ 52,855,263
Institutional Class
Shares sold	4,224,894	1,123,843	$ 41,724,600	$ 10,936,386
Reinvestment of distributions	158,060	123,278	1,571,439	1,194,807
Shares redeemed	(2,180,456)	(846,973)	(21,752,038)	(8,195,904)
Net increase (decrease)	2,202,498	400,148	$ 21,544,001	$ 3,935,289

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Government Investment Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Government Investment Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Government Investment Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Government Investment (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Government Investment. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Government Investment. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Thomas J. Silvia (41)

Year of Election or Appointment: 1998

Vice President of Advisor Government Investment. Mr. Silvia is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Silvia managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Government Investment. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Government Investment. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Government Investment. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Government Investment. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Government Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Government Investment. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Government Investment. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Government Investment. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Government Investment Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Institutional Class	12/09/02	12/06/02	$.07

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 50.68% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGOVI-ANN-1202 158348
1.538370.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

High Income Advantage

Fund (formerly Fidelity Advisor High Yield Fund) - Class A,
Class T, Class B and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor High Income Advantage Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses during the periods shown, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv High Income Advantage - CL A	-14.39%	-20.26%	47.34%
Fidelity Adv High Income Advantage - CL A (incl. 4.75% sales charge)	-18.45%	-24.05%	40.34%
ML High Yield Master II	-6.53%	-2.97%	71.65%
High Current Yield Funds Average	-4.95%	-9.98%	52.04%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case,one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor High Income Advantage Fund - Class A
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv High Income Advantage - CL A	-14.39%	-4.43%	3.95%
Fidelity Adv High Income Advantage - CL A (incl. 4.75% sales charge)	-18.45%	-5.35%	3.45%
ML High Yield Master II	-6.53%	-0.60%	5.55%
High Current Yield Funds Average	-4.95%	-2.35%	4.15%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund - Class A on October 31, 1992, and the current 4.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	7.27%	7.61%	7.65%	10.58%	7.65%
Capital returns	-21.66%	-15.25%	-13.31%	1.40%	-12.20%
Total returns	-14.39%	-7.64%	-5.66%	11.98%	-4.55%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.78¢	30.27¢	67.12¢
Annualized dividend rate	8.93%	8.60%	8.88%
30-day annualized yield	11.54%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $6.30 over the past one month, $6.98 over the past six months and $7.56 over the past one year, you can compare the class' income over these three periods. Dividends per share for the past one year include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 4.75% sales charge.

Annual Report

Fidelity Advisor High Income Advantage Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv High Income Advantage - CL T	-14.30%	-20.49%	47.15%
Fidelity Adv High Income Advantage - CL T (incl. 3.50% sales charge)	-17.30%	-23.28%	42.00%
ML High Yield Master II	-6.53%	-2.97%	71.65%
High Current Yield Funds Average	-4.95%	-9.98%	52.04%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv High Income Advantage - CL T	-14.30%	-4.48%	3.94%
Fidelity Adv High Income Advantage - CL T (incl. 3.50% sales charge)	-17.30%	-5.16%	3.57%
ML High Yield Master II	-6.53%	-0.60%	5.55%
High Current Yield Funds Average	-4.95%	-2.35%	4.15%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor High Income Advantage Fund - Class T
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor High Income Advantage Fund - Class T on October 31, 1992, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	7.22%	7.51%	7.56%	10.43%	7.57%
Capital returns	-21.52%	-15.32%	-13.29%	1.40%	-12.11%
Total returns	-14.30%	-7.81%	-5.73%	11.83%	-4.54%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.74¢	30.08¢	66.62¢
Annualized dividend rate	8.84%	8.53%	8.79%
30-day annualized yield	11.59%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $6.32 over the past one month, $7.00 over the past six months and $7.58 over the past one year, you can compare the class' income over these three periods. Dividends per share for the past one year include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 3.50% sales charge.

Annual Report

Fidelity Advisor High Income Advantage Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2%, and 0%, respectively. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv High Income Advantage - CL B	-15.07%	-23.10%	38.42%
Fidelity Adv High Income Advantage - CL B (incl. contingent deferred sales charge)	-18.98%	-24.09%	38.42%
ML High Yield Master II	-6.53%	-2.97%	71.65%
High Current Yield Funds Average	-4.95%	-9.98%	52.04%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor High Income Advantage Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv High Income Advantage - CL B	-15.07%	-5.12%	3.30%
Fidelity Adv High Income Advantage - CL B (incl. contingent deferred sales charge)	-18.98%	-5.36%	3.30%
ML High Yield Master II	-6.53%	-0.60%	5.55%
High Current Yield Funds Average	-4.95%	-2.35%	4.15%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor High Income Advantage Fund - Class B on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	6.65%	6.94%	6.96%	9.79%	6.98%
Capital returns	-21.72%	-15.19%	-13.35%	1.31%	-12.08%
Total returns	-15.07%	-8.25%	-6.39%	11.10%	-5.10%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.38¢	27.65¢	61.43¢
Annualized dividend rate	8.21%	7.88%	8.15%
30-day annualized yield	11.41%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $6.28 over the past one month, $6.96 over the past six months, and $7.54 over the past one year, you can compare the class' income over these three periods. Dividends per share for the past one year include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Annual Report

Fidelity Advisor High Income Advantage Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between June 30, 1994 and November 3, 1997 are those of Class B and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T and reflect Class T shares' 0.25% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between January 1, 1996 and November 3, 1997 and prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv High Income Advantage - CL C	-14.98%	-23.44%	37.80%
Fidelity Adv High Income Advantage - CL C (incl. contingent deferred sales charge)	-15.76%	-23.44%	37.80%
ML High Yield Master II	-6.53%	-2.97%	71.65%
High Current Yield Funds Average	-4.95%	-9.98%	52.04%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor High Income Advantage Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv High Income Advantage - CL C	-14.98%	-5.20%	3.26%
Fidelity Adv High Income Advantage - CL C (incl. contingent deferred sales charge)	-15.76%	-5.20%	3.26%
ML High Yield Master II	-6.53%	-0.60%	5.55%
High Current Yield Funds Average	-4.95%	-2.35%	4.15%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor High Income Advantage Fund - Class C on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,				November 3, 1997 (commencement of sale of Class C shares) to October 31,
	2002	2001	2000	1999	1998
Dividend returns	6.59%	6.85%	6.87%	9.69%	6.74%
Capital returns	-21.57%	-15.26%	-13.32%	1.31%	-12.47%
Total returns	-14.98%	-8.41%	-6.45%	11.00%	-5.73%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.36¢	27.44¢	60.92¢
Annualized dividend rate	8.15%	7.80%	8.06%
30-day annualized yield	11.33%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $6.30 over the past one month, $6.98 over the past six months and $7.56 over the past one year, you can compare the class' income over these three periods. Dividends per share for the past one year include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

It was a challenging year for high-yield bonds, as the Merrill Lynch High Yield Master II Index, a proxy for high-yield debt performance, fell 6.53% for the 12 months that ended October 31, 2002. The yield spread between high-yield bonds and Treasuries widened from 903 to 996 basis points during that time, as investors grew increasingly risk-averse throughout the year. The three largest sectors of the high-yield market - telecommunications, cable and electric utilities, respectively - were the primary detractors, pulled down by overcapacity, weak earnings and corporate accounting scandals. High-yield was actually one of the best-performing investment vehicles early on, as the Merrill Lynch index gained 6.16% through the first six months of the period. However, the market weakened significantly in the second half, and the index dropped 11.95% in the final six months of the period as earnings disappointments and equity market volatility left investors less certain of an economic recovery. During the first nine months of 2002, approximately $115 billion of investment-grade debt was downgraded and entered the high-yield market. On a more optimistic note, the Moody's 12-month default rate declined to 9.5% at the end of October after reaching a high of 10.7% at the beginning of 2002.

(Portfolio Manager photograph)
An interview with Thomas Soviero, Portfolio Manager of Fidelity Advisor High Income Advantage Fund

Q. Tom, how did the fund perform?

A. For the 12 months that ended October 31, 2002, the fund's Class A, Class T, Class B and Class C shares provided total returns of -14.39%, -14.30%, -15.07% and -14.98%, respectively. The fund's benchmark, the Merrill Lynch High Yield Master II Index, returned -6.53%, while the high current yield funds average tracked by Lipper Inc. returned -4.95%.

Q. Why did the fund's performance trail its benchmarks during the past
12 months?

A. The fund suffered from the poor performance of a few large positions, notably WorldCom, Telewest and Pathmark, as well as its overweighting in the lower credit-quality tier of the high-yield market. The fund's blended rating was B-, a more aggressive posture than the funds in the Lipper category and the overall high-yield market. During the past 12 months, credits rated B and below performed poorly, especially those within the telecommunications and cable sectors as risk aversion became a central theme in high-yield. Much of the telecom weighting consisted of wireless companies such as Nextel that performed relatively well. However, the non-wireless portion did poorly, especially after WorldCom announced at the end of June that it had uncovered massive fraud within the company. The WorldCom position had been constructed using EBITDA (earnings before interest expense, taxes, depreciation and amortization) numbers and forecasts that proved far too high after the company announced the accounting fraud and subsequently filed for bankruptcy. Since late June, however, company performance and management changes have helped stabilize the situation at WorldCom and highlighted the value that exists at the company.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What about Telewest and Pathmark?

A. Telewest is a United Kingdom cable and telephony operator. The U.K. market just did not grow as fast as I expected. As a result, the company's capital structure became untenable when revenues and cash flow did not ramp up. As signs of disappointment cropped up, I was reluctant to throw in the towel, thinking some of it was attributable to the economy. However, as time passed, it became evident that Telewest's cable subscriber growth was falling below my forecast, due to the U.K.'s competitive environment. Competitive pressure also weighed on Pathmark, the New York metro area supermarket company. The supermarket sector saw a tougher sales environment and margin pressure. As a result, the sector, and Pathmark, got revalued at lower multiples.

Q. Which investments performed well during the period?

A. The fund's significant position in Nextel helped performance, given that the company turned the corner over the past year. In addition to growing its wireless subscriber base rapidly, it increased EBITDA and dramatically improved its ability to service its debt. In addition, the company enhanced its balance sheet by aggressively using its cash and common stock to buy back and exchange its debt and preferred securities. The fund's position in Phelps Dodge, the No. 1 copper producer, also helped performance. Phelps Dodge is a low-cost producer and has benefited from its commitment to reduce its debt, and from the copper industry's constraint on supply.

Q. How was the fund positioned at period end?

A. The fund continued to be concentrated in the B-rated tier of the market, with an emphasis on cash-paying securities. The fund also remained highly concentrated, with approximately 50 companies accounting for 85% of net assets. While this may make the fund a bit more volatile on a daily basis, I have strong conviction in the long-term outlook for those big positions.

Q. What's your outlook?

A. There is a corporate mindset to lower debt and we've seen that played out in a wave of corporate deleveraging. We may have seen a bottom in early October when the high-yield market spread was 11% (1100 basis points over Treasuries). As people become more comfortable with taking risk, the middle and lower credit tiers of the market will do well. In my view, there is better risk/reward in bonds trading at 40%-70% of their par value than in BB securities trading at par value. I believe fewer companies will default than the market expects, and that could translate into sizable gains. Of course, a more stable equity market would be favorable. However, at their depressed trading levels, I don't think we need rallying equity markets to make high-yield bonds attractive.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a combination of a high level of income and potential for capital gains

Start date: January 5, 1987

Size: as of October 31, 2002, more than $1.8 billion

Manager: Thomas Soviero, since 2000; joined Fidelity in 1989

3

Thomas Soviero discusses investing in "stressed" bank debt:

"There is a large universe of corporate bank debt trading at stressed levels, or at discounts to par value, reflecting investors' perception of higher risks. Bank debt is senior, meaning it has first claim on company assets. In addition, specific company assets typically secure this debt. These issues have a floating interest rate that resets approximately every three months and is priced using a yield spread to the London Interbank Offering Rate, or LIBOR. As of October 31, 2002, LIBOR was 1.69% and the average secondary-loan yield spread was 375 basis points. The yield spread changes based on market conditions.

"When a company formulates a plan to swap high-yield bonds into equity, their bank debt typically improves because the total interest burden for the company is reduced. Meanwhile, the company's equity value often grows through this recapitalization process. Examples of where this has happened include McLeod USA and Level 3 Communications. In general, I become interested in situations where the bank debt trades pretty close to its high-yield counterpart and where there is ample asset coverage. You have a greater likelihood of being repaid in the event that a company restructures, since the bank debt is typically senior secured."

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Owens-Illinois, Inc.	6.5	6.6
Rite Aid Corp.	6.4	6.5
CSC Holdings, Inc.	5.2	3.9
Nextel Communications, Inc.	4.4	2.4
Total Renal Care Holdings	3.6	2.6
	26.1
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	24.2	19.7
Cable TV	13.2	14.3
Food and Drug Retail	7.9	9.1
Containers	6.7	6.9
Healthcare	6.2	9.6
Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA, AA, A 0.2%	AAA, AA, A 0.3%
BBB 5.0%	BBB 10.9%
BB 6.3%	BB 10.9%
B 39.5%	B 34.1%
CCC, CC, C 24.7%	CCC, CC, C 20.3%
D 0.0%	D 0.2%
Not Rated 3.2%	Not Rated 4.9%
Equities 12.2%	Equities 14.9%
Short-Term Investments and Net Other Assets 8.9%	Short-Term Investments and Net Other Assets 3.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Nonconvertible Bonds 68.7%		Nonconvertible Bonds 71.9%
	Convertible Bonds Preferred Stocks 11.3%		Convertible Bonds, Preferred Stocks 10.7%
	Common Stocks 6.5%		Common Stocks 8.8%
	Other Investments 4.6%		Other Investments 5.1%
	Short-Term Investments and Net Other Assets 8.9%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	7.0%	** Foreign investments	8.7%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 74.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 5.6%
Cable TV - 0.1%
Telewest Finance Jersey Ltd. 6% 7/7/05 (c)(f)	$ 11,375	$ 1,706
Food and Drug Retail - 0.2%
Rite Aid Corp. 4.75% 12/1/06 (f)	6,500	4,219
Healthcare - 3.7%
Renal Treatment Centers, Inc. 5.625% 7/15/06	2,000	2,070
Total Renal Care Holdings:
7% 5/15/09 (f)	21,760	21,148
7% 5/15/09	46,350	45,046
		68,264
Technology - 0.5%
Xerox Corp. 0.57% 4/21/18	17,300	10,337
Telecommunications - 1.1%
American Tower Corp.:
2.25% 10/15/09	3,920	2,234
5% 2/15/10	16,870	7,592
6.25% 10/15/09	6,900	3,381
EXDS, Inc. 5.25% 2/15/08 (c)	5,801	4
Level 3 Communications, Inc. 6% 9/15/09	4,920	1,525
Nextel Communications, Inc. 5.25% 1/15/10	7,100	4,952
		19,688
TOTAL CONVERTIBLE BONDS		104,214
Nonconvertible Bonds - 68.7%
Aerospace - 0.5%
BE Aerospace, Inc.:
8% 3/1/08	1,635	1,046
8.875% 5/1/11	6,835	4,374
Hexcel Corp. 9.75% 1/15/09	5,984	3,770
		9,190
Air Transportation - 0.5%
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	8,000	5,760
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	335	201
6.9% 1/2/18	2,264	1,766
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Air Transportation - continued
Continental Airlines, Inc. pass thru trust certificates: - continued
7.256% 9/15/21	$ 736	$ 578
U.S. Airways pass thru trust certificates 6.85% 7/30/19	2,124	1,678
		9,983
Automotive - 0.6%
Ford Motor Credit Co. 6.875% 2/1/06	4,510	4,158
Meritor Automotive, Inc. 6.8% 2/15/09	5,920	5,506
Stoneridge, Inc. 11.5% 5/1/12	2,380	1,999
		11,663
Broadcasting - 0.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	12,932	12,803
Interep National Radio Sales, Inc. 10% 7/1/08	2,690	2,206
Radio One, Inc. 8.875% 7/1/11	30	32
		15,041
Cable TV - 7.1%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	21,920	9,426
9.625% 11/15/09	12,060	5,186
10% 4/1/09	6,840	2,941
10% 5/15/11	10,380	4,412
11.125% 1/15/11	3,480	1,479
CSC Holdings, Inc.:
7.625% 4/1/11	8,700	7,091
7.625% 7/15/18	6,870	5,187
7.875% 2/15/18	2,730	2,048
Echostar Broadband Corp. 10.375% 10/1/07	36,640	37,648
EchoStar DBS Corp. 9.375% 2/1/09	20,895	20,895
International Cabletel, Inc. 12.75% 4/15/05 (c)	1,420	213
NTL Communications Corp.:
11.5% 10/1/08 (c)	8,555	1,155
11.875% 10/1/10 (c)	17,015	2,297
Ono Finance PLC 14% 2/15/11	2,440	537
Pegasus Communications Corp. 12.5% 8/1/07	12,450	5,852
Pegasus Satellite Communications, Inc. 0% 3/1/07 (d)	9,225	2,491
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Telewest Communications PLC:
9.875% 2/1/10 (c)	$ 29,095	$ 4,364
11.25% 11/1/08 (c)	20,297	3,045
Telewest PLC yankee:
9.625% 10/1/06 (c)	44,495	6,674
11% 10/1/07 (c)	75,358	8,666
		131,607
Capital Goods - 3.0%
Tyco International Group SA:
6.125% 11/1/08	155	133
6.75% 2/15/11	7,390	6,282
yankee:
5.8% 8/1/06	14,130	12,364
6.375% 2/15/06	8,330	7,497
6.375% 10/15/11	34,275	29,134
		55,410
Chemicals - 0.4%
Geo Specialty Chemicals, Inc. 10.125% 8/1/08	4,725	2,363
Huntsman ICI Chemicals LLC 10.125% 7/1/09	6,640	5,179
		7,542
Consumer Products - 4.3%
Revlon Consumer Products Corp.:
8.125% 2/1/06	41,915	21,377
8.625% 2/1/08	28,227	8,468
9% 11/1/06	29,895	15,246
12% 12/1/05	23,630	20,322
Sealy Corp., Inc. 10% 12/18/08 pay-in-kind (h)	18,092	11,217
Sealy Mattress Co. 9.875% 12/15/07	3,510	3,229
		79,859
Containers - 5.5%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	3,710	2,300
Owens-Illinois, Inc.:
7.15% 5/15/05	41,845	38,916
7.35% 5/15/08	9,000	7,830
7.5% 5/15/10	10,330	8,987
7.8% 5/15/18	12,850	10,152
7.85% 5/15/04	12,825	12,184
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Containers - continued
Owens-Illinois, Inc.: - continued
8.1% 5/15/07	$ 23,792	$ 21,889
U.S. Can Corp. 12.375% 10/1/10	3,190	1,276
		103,534
Diversified Financial Services - 0.0%
Outsourcing Solutions, Inc. 11% 11/1/06	10,380	519
Electric Utilities - 4.0%
AES Corp.:
8.75% 6/15/08	7,860	3,301
8.875% 2/15/11	34,520	14,498
9.375% 9/15/10	43,560	18,513
9.5% 6/1/09	17,080	7,515
Calpine Corp. 8.5% 2/15/11	5,595	1,790
CMS Energy Corp.:
6.75% 1/15/04	2,760	2,236
7.5% 1/15/09	5,175	3,726
8.5% 4/15/11	9,345	6,728
8.9% 7/15/08	1,070	792
9.875% 10/15/07	6,900	5,520
TXU Corp. 6.375% 6/15/06	3,865	3,169
Western Resources, Inc. 9.75% 5/1/07	6,910	6,150
		73,938
Energy - 3.0%
Belden & Blake Corp. 9.875% 6/15/07	3,000	2,445
Hanover Equipment Trust:
8.5% 9/1/08 (f)	1,960	1,862
8.75% 9/1/11 (f)	1,310	1,231
Tesoro Petroleum Corp. 9.625% 4/1/12	2,550	1,352
Western Oil Sands, Inc. 8.375% 5/1/12	4,000	3,990
Williams Companies, Inc.:
6.5% 8/1/06	16,810	10,254
6.75% 1/15/06	4,620	2,818
7.125% 9/1/11	3,620	2,136
7.5% 1/15/31	10,490	5,770
7.625% 7/15/19	6,270	3,480
7.875% 9/1/21	5,205	2,863
8.125% 3/15/12 (f)	6,675	4,139
8.75% 3/15/32 (f)	1,310	766
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Williams Companies, Inc.: - continued
9.25% 3/15/04	$ 14,505	$ 10,299
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	5,600	3,360
		56,765
Entertainment/Film - 0.1%
IMAX Corp. 7.875% 12/1/05	710	511
Livent, Inc. 9.375% 10/15/04 (c)	11,100	1,665
		2,176
Environmental - 0.4%
Allied Waste North America, Inc. 10% 8/1/09	6,960	6,647
Food and Drug Retail - 6.9%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	7,875	4,961
9.125% 12/15/11	10,945	6,895
Pathmark Stores, Inc. 8.75% 2/1/12	2,860	2,517
Rite Aid Corp.:
6% 12/15/05 (f)	52,990	36,298
6.125% 12/15/08 (f)	8,975	5,026
6.875% 8/15/13	5,860	3,047
7.125% 1/15/07	54,120	35,178
7.625% 4/15/05	4,940	3,557
11.25% 7/1/08	7,660	5,362
12.5% 9/15/06	27,055	25,702
		128,543
Food/Beverage/Tobacco - 0.2%
Dean Foods Co. 6.625% 5/15/09	290	276
Dole Food Co., Inc. 7.25% 5/1/09	4,085	3,758
		4,034
Gaming - 2.3%
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	12,720	12,974
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,000	4,950
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	26,710	25,174
		43,098
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Healthcare - 0.8%
Genesis Health Ventures, Inc. 6.8063% 4/2/07 (g)	$ 10,274	$ 10,171
IASIS Healthcare Corp. 13% 10/15/09	4,175	4,300
		14,471
Homebuilding/Real Estate - 0.5%
Champion Enterprises, Inc. 11.25% 4/15/07 (f)	14,390	10,073
Metals/Mining - 2.3%
Better Minerals & Aggregates Co. 13% 9/15/09	7,345	5,949
Cyprus Amax Minerals Co. 7.375% 5/15/07	700	693
Metallurg, Inc. 11% 12/1/07	7,444	6,253
Phelps Dodge Corp. 8.75% 6/1/11	28,875	29,164
		42,059
Paper - 1.0%
Georgia-Pacific Group:
8.125% 5/15/11	12,595	10,706
8.875% 5/15/31	6,575	4,668
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	3,730	3,879
		19,253
Publishing/Printing - 1.2%
American Color Graphics, Inc. 12.75% 8/1/05	15,420	15,112
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	8,590	7,473
		22,585
Railroad - 0.2%
TFM SA de CV 12.5% 6/15/12 (f)	4,000	3,940
Services - 0.4%
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	7,185	7,329
Shipping - 0.0%
Trico Marine Services, Inc. 8.875% 5/15/12	900	702
Super Retail - 0.5%
Gap, Inc. 10.55% 12/15/08	4,405	4,471
J. Crew Group, Inc. 13.125% 10/15/08	8,460	3,384
J. Crew Operating Corp. 10.375% 10/15/07	2,740	1,918
		9,773
Technology - 1.8%
ChipPAC International Ltd. 12.75% 8/1/09	900	875
Lucent Technologies, Inc. 7.25% 7/15/06	4,510	2,278
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Technology - continued
Nortel Networks Corp. yankee 6.125% 2/15/06	$ 8,580	$ 4,118
Xerox Corp. 9.75% 1/15/09 (f)	29,995	25,346
		32,617
Telecommunications - 19.0%
Allegiance Telecom, Inc. 12.875% 5/15/08	20,020	3,604
American Tower Corp. 9.375% 2/1/09	62,625	35,383
Avaya, Inc. 11.125% 4/1/09	13,170	10,009
Crown Castle International Corp.:
9.375% 8/1/11	19,725	14,005
9.5% 8/1/11	4,070	2,869
10.75% 8/1/11	28,645	21,770
Level 3 Communications, Inc.:
0% 12/1/08 (d)	22,600	7,910
0% 3/15/10 (d)	12,140	3,035
11% 3/15/08	5,250	2,993
11.25% 3/15/10	900	504
Nextel Communications, Inc.:
9.375% 11/15/09	35,410	30,453
9.5% 2/1/11	12,080	10,268
10.65% 9/15/07	12,280	10,929
12% 11/1/08	28,090	26,405
Nextel Partners, Inc.:
11% 3/15/10	1,280	960
12.5% 11/15/09	3,460	2,768
Ono Finance PLC 13% 5/1/09	26,740	5,883
Qwest Capital Funding, Inc.:
7% 8/3/09	17,155	9,521
7.25% 2/15/11	34,745	19,283
7.9% 8/15/10	5,355	2,999
Rogers Cantel, Inc.:
8.8% 10/1/07	7,280	4,950
yankee 9.375% 6/1/08	3,370	2,831
Rogers Wireless, Inc. 9.625% 5/1/11	265	217
Satelites Mexicanos SA de CV:
6.29% 6/30/04 (f)(g)	10,102	8,587
10.125% 11/1/04	20,405	7,754
SpectraSite Holdings, Inc. 10.75% 3/15/10	2,545	560
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	13,057	10,054
10.625% 7/15/10	13,246	12,319
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Time Warner Telecom LLC/Time Warner Telecom, Inc. 9.75% 7/15/08	$ 7,730	$ 3,479
Time Warner Telecom, Inc. 10.125% 2/1/11	16,234	7,305
Tritel PCS, Inc.:
0% 5/15/09 (d)	31,000	25,265
10.375% 1/15/11	2,631	2,421
Triton PCS, Inc.:
8.75% 11/15/11	7,825	5,556
9.375% 2/1/11	2,340	1,708
U.S. West Capital Funding, Inc. 6.375% 7/15/08	12,515	6,821
WorldCom, Inc.:
6.4% 8/15/05 (c)	42,095	7,261
6.5% 5/15/04 (c)	14,395	2,483
7.375% 1/15/06 (c)(f)	41,245	7,115
7.5% 5/15/11 (c)	61,835	10,667
8% 5/16/06 (c)	33,480	5,775
		354,679
Textiles & Apparel - 1.4%
Galey & Lord, Inc. 9.125% 3/1/08	3,625	544
Levi Strauss & Co.:
7% 11/1/06	11,355	9,538
11.625% 1/15/08	14,040	13,759
WestPoint Stevens, Inc. 7.875% 6/15/08	10,430	2,920
		26,761
TOTAL NONCONVERTIBLE BONDS		1,283,791
TOTAL CORPORATE BONDS (Cost $1,724,857)		1,388,005
Commercial Mortgage Securities - 0.5%

First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9152% 4/29/39 (f)(g) (Cost $8,423)	-	10,700	9,135
Common Stocks - 6.5%
	Shares	Value (Note 1) (000s)
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a)	15,803	$ 8
Cable TV - 1.6%
EchoStar Communications Corp. Class A (a)	1,482,796	30,234
Pegasus Communications Corp. warrants 1/1/07 (a)	6,509	0
		30,234
Capital Goods - 0.0%
IKS Corp. (a)	11,971	0
Consumer Products - 0.0%
Revlon, Inc. Class A (a)	100,000	350
Containers - 1.2%
Owens-Illinois, Inc. (a)	1,920,800	23,030
Trivest 1992 Special Fund Ltd. (h)	3,037,732	61
		23,091
Diversified Financial Services - 0.0%
ECM Corp. LP (f)	900	77
Electric Utilities - 0.3%
AES Corp. (a)	2,739,500	4,849
Entertainment/Film - 0.3%
AMC Entertainment, Inc. (a)	772,300	5,445
Livent, Inc. (a)	125,200	0
		5,445
Food and Drug Retail - 0.8%
Pathmark Stores, Inc. (a)(e)	2,811,078	12,790
Pathmark Stores, Inc. warrants 9/19/10 (a)	747,828	389
Rite Aid Corp. (a)	1,233,272	2,208
		15,387
Food/Beverage/Tobacco - 0.0%
Aurora Foods, Inc. (a)	1,546	1
Healthcare - 1.7%
DaVita, Inc. (a)	1,315,500	31,533
Telecommunications - 0.5%
American Tower Corp. Class A (a)	2,488,300	3,509
Broadwing, Inc. (a)	1,368,800	3,121
Covad Communications Group, Inc. (a)	1,819,654	2,511
ICO Global Communications Holdings Ltd. warrants 5/16/06 (a)	318	0
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Telecommunications - continued
Mpower Holding Corp. (a)	505	$ 0
Ono Finance PLC rights 5/31/09 (a)(f)	850	0
		9,141
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B	42,253	813
Pillowtex Corp. (a)	490,256	294
		1,107
TOTAL COMMON STOCKS (Cost $191,397)		121,223
Preferred Stocks - 5.7%

Convertible Preferred Stocks - 0.6%
Paper - 0.6%
Temple-Inland, Inc. $3.75 DECS	232,000	10,046
Nonconvertible Preferred Stocks - 5.1%
Cable TV - 4.4%
CSC Holdings, Inc.:
Series H, $11.75	324,197	18,966
Series M, $11.125	1,093,506	63,963
		82,929
Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	10,340	10,476
Technology - 0.0%
Ampex Corp. 8% non-cumulative (redeemable preferred)	109	85
Telecommunications - 0.1%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	26,660	1,866
Dobson Communications Corp. $130.00 pay-in-kind	2,947	442
XO Communications, Inc. $7.00 pay-in-kind	30	0
		2,308
TOTAL NONCONVERTIBLE PREFERRED STOCKS		95,798
TOTAL PREFERRED STOCKS (Cost $181,248)		105,844
Floating Rate Loans - 4.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Chemicals - 0.3%
Huntsman Co. LLC:
Tranche A term loan 6.2992% 3/31/07 (g)	$ 4,819	$ 3,710
Tranche B term loan 7.875% 3/31/07 (g)	2,311	1,780
		5,490
Containers - 0.0%
Owens-Illinois, Inc. term loan 4.34% 3/31/04 (g)	572	565
Hotels - 0.2%
Wyndham International, Inc. term loan 6.5625% 6/30/06 (g)	4,829	3,646
Telecommunications - 3.5%
Broadwing, Inc. Tranche C term loan 5.0566% 6/29/07 (g)	4,987	4,140
Level 3 Communications, Inc.:
Tranche A term loan 5.0356% 9/30/07 (g)	13,635	8,727
Tranche B term loan 6.0356% 1/15/08 (g)	8,020	5,213
Tranche C term loan 6.26% 1/30/08 (g)	35,500	23,253
McLeodUSA, Inc. Tranche B term loan 6.09% 5/30/08 (g)	42,493	17,422
Nextel Finance Co.:
Tranche B term loan 5.1875% 6/30/08 (g)	4,350	3,872
Tranche C term loan 5.4375% 12/31/08 (g)	4,350	3,872
		66,499
Textiles & Apparel - 0.1%
Pillowtex Corp. term loan 10% 5/24/07	2,985	1,194
TOTAL FLOATING RATE LOANS (Cost $96,014)		77,394
Money Market Funds - 7.6%
	Shares
Fidelity Cash Central Fund, 1.83% (b) (Cost $141,281)	141,281,246	141,281
Cash Equivalents - 0.2%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/31/02 due 11/1/02) (Cost $3,297)	$ 3,297	$ 3,297
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $2,346,517)		1,846,179
NET OTHER ASSETS - 1.1%		20,655
NET ASSETS - 100%		$ 1,866,834
Security Type Abbreviations
DECS	-	Dividend Enhanced Convertible Stock/Debt Exchangeable for Common Stock
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $172,323,000 or 9.2% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Sealy Corp., Inc. 10% 12/18/08 pay-in-kind	2/23/98 - 9/30/02	$ 17,376
Trivest 1992 Special Fund Ltd.	7/30/92	$ -
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,890,034,000 and $2,214,850,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,278,000 or 0.6% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $77,394,000 or 4.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $15,711,000. The weighted average interest rate was 1.92%. At period end there were no interfund loans outstanding.

Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $1,490,472,000 of which $34,735,000, $488,178,000, $488,641,000 and $478,918,000 will expire on October 31, 2007, 2008, 2009 and 2010, respectively.

A total of 0.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $3,297) (cost $2,346,517) - See accompanying schedule		$ 1,846,179
Cash		221
Receivable for investments sold		17,216
Receivable for fund shares sold		22,972
Interest receivable		44,964
Other receivables		17
Total assets		1,931,569

Liabilities
Payable for investments purchased	$ 53,642
Payable for fund shares redeemed	6,392
Distributions payable	2,691
Accrued management fee	854
Distribution fees payable	648
Other payables and accrued expenses	508
Total liabilities		64,735

Net Assets		$ 1,866,834
Net Assets consist of:
Paid in capital		$ 3,747,810
Undistributed net investment income		99,740
Accumulated undistributed net realized gain (loss) on investments		(1,480,380)
Net unrealized appreciation (depreciation) on investments		(500,336)
Net Assets		$ 1,866,834

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($157,424 ÷ 24,594 shares)	$ 6.40

Maximum offering price per share (100/95.25 of $6.40)	$ 6.72
Class T: Net Asset Value and redemption price per share ($1,069,692 ÷ 166,708 shares)	$ 6.42

Maximum offering price per share (100/96.50 of $6.42)	$ 6.65
Class B: Net Asset Value and offering price per share ($425,730 ÷ 66,709 shares)A	$ 6.38

Class C: Net Asset Value and offering price per share ($132,055 ÷ 20,641 shares)A	$ 6.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($81,933 ÷ 13,135 shares)	$ 6.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2002

Investment Income
Dividends		$ 20,581
Interest		262,603
Total income		283,184

Expenses
Management fee	$ 13,686
Transfer agent fees	4,944
Distribution fees	10,664
Accounting fees and expenses	632
Non-interested trustees' compensation	8
Custodian fees and expenses	78
Registration fees	135
Audit	53
Legal	31
Interest	2
Miscellaneous	362
Total expenses before reductions	30,595
Expense reductions	(103)	30,492
Net investment income (loss)		252,692
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized gain (loss) of $(3,785) on sales of investments in affiliated issuers)		(543,878)
Change in net unrealized appreciation (depreciation) on investment securities		(35,974)
Net gain (loss)		(579,852)
Net increase (decrease) in net assets resulting from operations		$ (327,160)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 252,692	$ 279,486
Net realized gain (loss)	(543,878)	(523,254)
Change in net unrealized appreciation (depreciation)	(35,974)	2,987
Net increase (decrease) in net assets resulting from operations	(327,160)	(240,781)
Distributions to shareholders from net investment income	(202,863)	(249,983)
Share transactions - net increase (decrease)	(252,315)	(138,008)
Total increase (decrease) in net assets	(782,338)	(628,772)

Net Assets
Beginning of period	2,649,172	3,277,944
End of period (including undistributed net investment income of $99,740 and undistributed net investment income of $92,562, respectively)	$ 1,866,834	$ 2,649,172

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 8.17	$ 9.64	$ 11.12	$ 11.09	$ 12.93
Income from Investment Operations
Net investment income (loss) C	.835 E	.869	1.059	1.022	1.111
Net realized and unrealized gain (loss)	(1.934) E	(1.558)	(1.634)	.287	(1.603)
Total from investment operations	(1.099)	(.689)	(.575)	1.309	(.492)
Distributions from net investment income	(.671)	(.781)	(.905)	(1.030)	(1.048)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.049)	-
Total distributions	(.671)	(.781)	(.905)	(1.279)	(1.348)
Net asset value, end of period	$ 6.40	$ 8.17	$ 9.64	$ 11.12	$ 11.09
Total Return A, B	(14.39)%	(7.64)%	(5.66)%	11.98%	(4.55)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.02%	.97%	.94%	.95%	1.01%
Expenses net of voluntary waivers, if any	1.02%	.97%	.94%	.95%	1.01%
Expenses net of all reductions	1.01%	.97%	.94%	.95%	1.00%
Net investment income (loss)	11.01% E	9.53%	9.86%	8.89%	9.03%
Supplemental Data
Net assets, end of period (in millions)	$ 157	$ 189	$ 209	$ 221	$ 117
Portfolio turnover rate	85%	68%	63%	61%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.165 and decrease net realized and unrealized gain (loss) per share by $.165. Without this change the ratio of net investment income (loss) to average net assets would have been 8.84%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 8.18	$ 9.66	$ 11.14	$ 11.11	$ 12.94
Income from Investment Operations
Net investment income (loss) C	.834 E	.865	1.055	1.021	1.119
Net realized and unrealized gain (loss)	(1.928) E	(1.572)	(1.640)	.274	(1.612)
Total from investment operations	(1.094)	(.707)	(.585)	1.295	(.493)
Distributions from net investment income	(.666)	(.773)	(.895)	(1.017)	(1.037)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.048)	-
Total distributions	(.666)	(.773)	(.895)	(1.265)	(1.337)
Net asset value, end of period	$ 6.42	$ 8.18	$ 9.66	$ 11.14	$ 11.11
Total Return A, B	(14.30)%	(7.81)%	(5.73)%	11.83%	(4.54)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.08%	1.06%	1.03%	1.04%	1.07%
Expenses net of voluntary waivers, if any	1.08%	1.06%	1.03%	1.04%	1.07%
Expenses net of all reductions	1.08%	1.05%	1.03%	1.04%	1.07%
Net investment income (loss)	10.95% E	9.45%	9.76%	8.80%	8.91%
Supplemental Data
Net assets, end of period (in millions)	$ 1,070	$ 1,473	$ 1,777	$ 2,351	$ 2,322
Portfolio turnover rate	85%	68%	63%	61%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.166 and decrease net realized and unrealized gain (loss) per share by $.166. Without this change the ratio of net investment income (loss) to average net assets would have been 8.77%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 8.15	$ 9.61	$ 11.09	$ 11.07	$ 12.89
Income from Investment Operations
Net investment income (loss) C	.780 E	.801	.978	.938	1.024
Net realized and unrealized gain (loss)	(1.936) E	(1.549)	(1.634)	.276	(1.588)
Total from investment operations	(1.156)	(.748)	(.656)	1.214	(.564)
Distributions from net investment income	(.614)	(.712)	(.824)	(.949)	(.956)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.045)	-
Total distributions	(.614)	(.712)	(.824)	(1.194)	(1.256)
Net asset value, end of period	$ 6.38	$ 8.15	$ 9.61	$ 11.09	$ 11.07
Total Return A, B	(15.07)%	(8.25)%	(6.39)%	11.10%	(5.10)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.78%	1.73%	1.70%	1.70%	1.74%
Expenses net of voluntary waivers, if any	1.78%	1.73%	1.70%	1.70%	1.74%
Expenses net of all reductions	1.77%	1.72%	1.70%	1.69%	1.74%
Net investment income (loss)	10.25% E	8.78%	9.10%	8.15%	8.25%
Supplemental Data
Net assets, end of period (in millions)	$ 426	$ 704	$ 956	$ 1,192	$ 923
Portfolio turnover rate	85%	68%	63%	61%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.165 and decrease net realized and unrealized gain (loss) per share by $.165. Without this change the ratio of net investment income (loss) to average net assets would have been 8.08%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.16	$ 9.63	$ 11.11	$ 11.09	$ 12.97
Income from Investment Operations
Net investment income (loss) E	.776 H	.796	.969	.926	.988
Net realized and unrealized gain (loss)	(1.927) H	(1.560)	(1.634)	.280	(1.639)
Total from investment operations	(1.151)	(.764)	(.665)	1.206	(.651)
Distributions from net investment income	(.609)	(.706)	(.815)	(.941)	(.929)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.045)	-
Total distributions	(.609)	(.706)	(.815)	(1.186)	(1.229)
Net asset value, end of period	$ 6.40	$ 8.16	$ 9.63	$ 11.11	$ 11.09
Total Return B, C, D	(14.98)%	(8.41)%	(6.45)%	11.00%	(5.73)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.84%	1.80%	1.78%	1.78%	1.86% A
Expenses net of voluntary waivers, if any	1.84%	1.80%	1.78%	1.78%	1.86% A
Expenses net of all reductions	1.84%	1.79%	1.78%	1.78%	1.86% A
Net investment income (loss)	10.19% H	8.71%	9.02%	8.06%	8.21% A
Supplemental Data
Net assets, end of period (in millions)	$ 132	$ 197	$ 247	$ 269	$ 130
Portfolio turnover rate	85%	68%	63%	61%	75%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.165 and decrease net realized and unrealized gain (loss) per share by $.165. Without this change the ratio of net investment income (loss) to average net assets would have been 8.02%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 7.97	$ 9.43	$ 10.90	$ 10.90	$ 12.71
Income from Investment Operations
Net investment income (loss) B	.826 D	.862	1.055	1.024	1.123
Net realized and unrealized gain (loss)	(1.872) D	(1.528)	(1.606)	.269	(1.562)
Total from investment operations	(1.046)	(.666)	(.551)	1.293	(.439)
Distributions from net investment income	(.684)	(.794)	(.919)	(1.044)	(1.071)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.049)	-
Total distributions	(.684)	(.794)	(.919)	(1.293)	(1.371)
Net asset value, end of period	$ 6.24	$ 7.97	$ 9.43	$ 10.90	$ 10.90
Total Return A	(14.09)%	(7.58)%	(5.56)%	12.05%	(4.21)%
Ratios to Average Net Assets C
Expenses before expense reductions	.85%	.83%	.82%	.82%	.83%
Expenses net of voluntary waivers, if any	.85%	.83%	.82%	.82%	.83%
Expenses net of all reductions	.85%	.83%	.82%	.81%	.83%
Net investment income (loss)	11.18% D	9.67%	9.98%	9.03%	9.12%
Supplemental Data
Net assets, end of period (in millions)	$ 82	$ 87	$ 89	$ 123	$ 113
Portfolio turnover rate	85%	68%	63%	61%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.161 and decrease net realized and unrealized gain (loss) per share by $.161. Without this change the ratio of net investment income (loss) to average net assets would have been 9.00%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor High Income Advantage Fund (the fund)(formerly Fidelity Advisor High Yield Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 129,887	|
Unrealized depreciation	(542,838)
Net unrealized appreciation (depreciation)	(412,951)
Undistributed ordinary income	35,418
Capital loss carryforward	(1,490,472)
Total Distributable earnings	$ (1,868,005)
Cost for federal income tax purposes	$ 2,259,130

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 202,863

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $37,516 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $51,185; decrease net unrealized appreciation/ depreciation by $35,897; and decrease net realized gain (loss) by $15,288. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 275	$ 1
Class T	0%	.25%	3,296	39
Class B	.65%	.25%	5,335	3,857
Class C	.75%	.25%	1,758	254
			$ 10,664	$ 4,151

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 77	$ 35
Class T	198	75
Class B*	2,111	2,111
Class C*	39	39
	$ 2,425	$ 2,260

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 422.23
Class T	2,578.20
Class B	1,394.24
Class C	351.20
Institutional Class	199.22
	$ 4,944

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,955 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $85 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $18.

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 16,162	$ 16,873
Class T	115,656	140,794
Class B	48,298	66,602
Class C	14,125	17,885
Institutional Class	8,622	7,829
Total	$ 202,863	$ 249,983

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	21,043	12,684	$ 159,197	$ 115,279
Reinvestment of distributions	1,377	1,207	10,381	10,909
Shares redeemed	(20,911)	(12,442)	(158,574)	(112,625)
Net increase (decrease)	1,509	1,449	$ 11,004	$ 13,563
Class T
Shares sold	85,605	88,919	$ 638,278	$ 822,368
Reinvestment of distributions	12,279	12,183	92,952	110,441
Shares redeemed	(111,104)	(105,183)	(840,910)	(968,727)
Net increase (decrease)	(13,220)	(4,081)	$ (109,680)	$ (35,918)
Class B
Shares sold	9,029	13,366	$ 69,180	$ 123,657
Reinvestment of distributions	3,846	4,466	29,103	40,387
Shares redeemed	(32,582)	(30,900)	(243,268)	(280,000)
Net increase (decrease)	(19,707)	(13,068)	$ (144,985)	$ (115,956)
Class C
Shares sold	9,341	10,310	$ 71,251	$ 95,145
Reinvestment of distributions	1,069	1,121	8,109	10,157
Shares redeemed	(13,949)	(12,896)	(104,686)	(116,598)
Net increase (decrease)	(3,539)	(1,465)	$ (25,326)	$ (11,296)
Institutional Class
Shares sold	16,721	11,231	$ 121,164	$ 99,796
Reinvestment of distributions	966	662	7,097	5,848
Shares redeemed	(15,426)	(10,490)	(111,589)	(94,045)
Net increase (decrease)	2,261	1,403	$ 16,672	$ 11,599

Annual Report

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Pathmark Stores, Inc.	$ -	$ 7,520	$ -	$ 12,790

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor High Income Advantage (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of Advisor High Income Advantage. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Thomas T. Soviero (39)
Year of Election or Appointment: 2000 Vice President of Advisor High Income Advantage. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds.
Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor High Income Advantage. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor High Income Advantage. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor High Income Advantage. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income Advantage. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income Advantage. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor High Income Advantage. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

HY-ANN-1202 158318
1.538463.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

High Income Advantage

Fund (formerly Fidelity Advisor High Yield Fund) -
Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

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For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor High Income Advantage Fund -
Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv High Income Advantage - Inst CL	-14.09%	-19.51%	48.38%
ML High Yield Master II	-6.53%	-2.97%	71.65%
High Current Yield Funds Average	-4.95%	-9.98%	52.04%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv High Income Advantage - Inst CL	-14.09%	-4.25%	4.02%
ML High Yield Master II	-6.53%	-0.60%	5.55%
High Current Yield Funds Average	-4.95%	-2.35%	4.15%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor High Income Advantage Fund -
Institutional Class
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund - Institutional Class on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	7.62%	7.90%	7.93%	10.90%	7.97%
Capital returns	-21.71%	-15.48%	-13.49%	1.15%	-12.18%
Total returns	-14.09%	-7.58%	-5.56%	12.05%	-4.21%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.90¢	30.90¢	68.40¢
Annualized dividend rate	9.40%	9.01%	9.27%
30-day annualized yield	12.69%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $6.14 over the past one month, $6.81 over the past six months, and $7.38 over the past one year, you can compare the class' income over these three periods. Dividends per share for the past one year include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

It was a challenging year for high-yield bonds, as the Merrill Lynch High Yield Master II Index, a proxy for high-yield debt performance, fell 6.53% for the 12 months that ended October 31, 2002. The yield spread between high-yield bonds and Treasuries widened from 903 to 996 basis points during that time, as investors grew increasingly risk-averse throughout the year. The three largest sectors of the high-yield market - telecommunications, cable and electric utilities, respectively - were the primary detractors, pulled down by overcapacity, weak earnings and corporate accounting scandals. High-yield was actually one of the best-performing investment vehicles early on, as the Merrill Lynch index gained 6.16% through the first six months of the period. However, the market weakened significantly in the second half, and the index dropped 11.95% in the final six months of the period as earnings disappointments and equity market volatility left investors less certain of an economic recovery. During the first nine months of 2002, approximately $115 billion of investment-grade debt was downgraded and entered the high-yield market. On a more optimistic note, the Moody's 12-month default rate declined to 9.5% at the end of October after reaching a high of 10.7% at the beginning of 2002.

(Portfolio Manager photograph)
An interview with Thomas Soviero, Portfolio Manager of Fidelity Advisor High Income Advantage Fund

Q. Tom, how did the fund perform?

A. For the 12 months that ended October 31, 2002, the fund's Institutional Class shares returned -14.09%. The fund's benchmark, the Merrill Lynch High Yield Master II Index, returned -6.53%, while the high current yield funds average tracked by Lipper Inc. returned -4.95%.

Q. Why did the fund's performance trail its benchmarks during the past
12 months?

A. The fund suffered from the poor performance of a few large positions, notably WorldCom, Telewest and Pathmark, as well as its overweighting in the lower credit-quality tier of the high-yield market. The fund's blended rating was B-, a more aggressive posture than the funds in the Lipper category and the overall high-yield market. During the past 12 months, credits rated B and below performed poorly, especially those within the telecommunications and cable sectors as risk aversion became a central theme in high-yield. Much of the telecom weighting consisted of wireless companies such as Nextel that performed relatively well. However, the non-wireless portion did poorly, especially after WorldCom announced at the end of June that it had uncovered massive fraud within the company. The WorldCom position had been constructed using EBITDA (earnings before interest expense, taxes, depreciation and amortization) numbers and forecasts that proved far too high after the company announced the accounting fraud and subsequently filed for bankruptcy. Since late June, however, company performance and management changes have helped stabilize the situation at WorldCom and highlighted the value that exists at the company.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What about Telewest and Pathmark?

A. Telewest is a United Kingdom cable and telephony operator. The U.K. market just did not grow as fast as I expected. As a result, the company's capital structure became untenable when revenues and cash flow did not ramp up. As signs of disappointment cropped up, I was reluctant to throw in the towel, thinking some of it was attributable to the economy. However, as time passed, it became evident that Telewest's cable subscriber growth was falling below my forecast, due to the U.K.'s competitive environment. Competitive pressure also weighed on Pathmark, the New York metro area supermarket company. The supermarket sector saw a tougher sales environment and margin pressure. As a result, the sector, and Pathmark, got revalued at lower multiples.

Q. Which investments performed well during the period?

A. The fund's significant position in Nextel helped performance, given that the company turned the corner over the past year. In addition to growing its wireless subscriber base rapidly, it increased EBITDA and dramatically improved its ability to service its debt. In addition, the company enhanced its balance sheet by aggressively using its cash and common stock to buy back and exchange its debt and preferred securities. The fund's position in Phelps Dodge, the No. 1 copper producer, also helped performance. Phelps Dodge is a low-cost producer and has benefited from its commitment to reduce its debt, and from the copper industry's constraint on supply.

Q. How was the fund positioned at period end?

A. The fund continued to be concentrated in the B-rated tier of the market, with an emphasis on cash-paying securities. The fund also remained highly concentrated, with approximately 50 companies accounting for 85% of net assets. While this may make the fund a bit more volatile on a daily basis, I have strong conviction in the long-term outlook for those big positions.

Q. What's your outlook?

A. There is a corporate mindset to lower debt and we've seen that played out in a wave of corporate deleveraging. We may have seen a bottom in early October when the high-yield market spread was 11% (1100 basis points over Treasuries). As people become more comfortable with taking risk, the middle and lower credit tiers of the market will do well. In my view, there is better risk/reward in bonds trading at 40%-70% of their par value than in BB securities trading at par value. I believe fewer companies will default than the market expects, and that could translate into sizable gains. Of course, a more stable equity market would be favorable. However, at their depressed trading levels, I don't think we need rallying equity markets to make high-yield bonds attractive.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a combination of a high level of income and potential for capital gains

Start date: January 5, 1987

Size: as of October 31, 2002, more than $1.8 billion

Manager: Thomas Soviero, since 2000; joined Fidelity in 1989

3

Thomas Soviero discusses investing in "stressed" bank debt:

"There is a large universe of corporate bank debt trading at stressed levels, or at discounts to par value, reflecting investors' perception of higher risks. Bank debt is senior, meaning it has first claim on company assets. In addition, specific company assets typically secure this debt. These issues have a floating interest rate that resets approximately every three months and is priced using a yield spread to the London Interbank Offering Rate, or LIBOR. As of October 31, 2002, LIBOR was 1.69% and the average secondary-loan yield spread was 375 basis points. The yield spread changes based on market conditions.

"When a company formulates a plan to swap high-yield bonds into equity, their bank debt typically improves because the total interest burden for the company is reduced. Meanwhile, the company's equity value often grows through this recapitalization process. Examples of where this has happened include McLeod USA and Level 3 Communications. In general, I become interested in situations where the bank debt trades pretty close to its high-yield counterpart and where there is ample asset coverage. You have a greater likelihood of being repaid in the event that a company restructures, since the bank debt is typically senior secured."

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Owens-Illinois, Inc.	6.5	6.6
Rite Aid Corp.	6.4	6.5
CSC Holdings, Inc.	5.2	3.9
Nextel Communications, Inc.	4.4	2.4
Total Renal Care Holdings	3.6	2.6
	26.1
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	24.2	19.7
Cable TV	13.2	14.3
Food and Drug Retail	7.9	9.1
Containers	6.7	6.9
Healthcare	6.2	9.6
Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA, AA, A 0.2%	AAA, AA, A 0.3%
BBB 5.0%	BBB 10.9%
BB 6.3%	BB 10.9%
B 39.5%	B 34.1%
CCC, CC, C 24.7%	CCC, CC, C 20.3%
D 0.0%	D 0.2%
Not Rated 3.2%	Not Rated 4.9%
Equities 12.2%	Equities 14.9%
Short-Term Investments and Net Other Assets 8.9%	Short-Term Investments and Net Other Assets 3.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Nonconvertible Bonds 68.7%		Nonconvertible Bonds 71.9%
	Convertible Bonds Preferred Stocks 11.3%		Convertible Bonds, Preferred Stocks 10.7%
	Common Stocks 6.5%		Common Stocks 8.8%
	Other Investments 4.6%		Other Investments 5.1%
	Short-Term Investments and Net Other Assets 8.9%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	7.0%	** Foreign investments	8.7%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 74.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 5.6%
Cable TV - 0.1%
Telewest Finance Jersey Ltd. 6% 7/7/05 (c)(f)	$ 11,375	$ 1,706
Food and Drug Retail - 0.2%
Rite Aid Corp. 4.75% 12/1/06 (f)	6,500	4,219
Healthcare - 3.7%
Renal Treatment Centers, Inc. 5.625% 7/15/06	2,000	2,070
Total Renal Care Holdings:
7% 5/15/09 (f)	21,760	21,148
7% 5/15/09	46,350	45,046
		68,264
Technology - 0.5%
Xerox Corp. 0.57% 4/21/18	17,300	10,337
Telecommunications - 1.1%
American Tower Corp.:
2.25% 10/15/09	3,920	2,234
5% 2/15/10	16,870	7,592
6.25% 10/15/09	6,900	3,381
EXDS, Inc. 5.25% 2/15/08 (c)	5,801	4
Level 3 Communications, Inc. 6% 9/15/09	4,920	1,525
Nextel Communications, Inc. 5.25% 1/15/10	7,100	4,952
		19,688
TOTAL CONVERTIBLE BONDS		104,214
Nonconvertible Bonds - 68.7%
Aerospace - 0.5%
BE Aerospace, Inc.:
8% 3/1/08	1,635	1,046
8.875% 5/1/11	6,835	4,374
Hexcel Corp. 9.75% 1/15/09	5,984	3,770
		9,190
Air Transportation - 0.5%
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	8,000	5,760
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18	335	201
6.9% 1/2/18	2,264	1,766
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Air Transportation - continued
Continental Airlines, Inc. pass thru trust certificates: - continued
7.256% 9/15/21	$ 736	$ 578
U.S. Airways pass thru trust certificates 6.85% 7/30/19	2,124	1,678
		9,983
Automotive - 0.6%
Ford Motor Credit Co. 6.875% 2/1/06	4,510	4,158
Meritor Automotive, Inc. 6.8% 2/15/09	5,920	5,506
Stoneridge, Inc. 11.5% 5/1/12	2,380	1,999
		11,663
Broadcasting - 0.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	12,932	12,803
Interep National Radio Sales, Inc. 10% 7/1/08	2,690	2,206
Radio One, Inc. 8.875% 7/1/11	30	32
		15,041
Cable TV - 7.1%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	21,920	9,426
9.625% 11/15/09	12,060	5,186
10% 4/1/09	6,840	2,941
10% 5/15/11	10,380	4,412
11.125% 1/15/11	3,480	1,479
CSC Holdings, Inc.:
7.625% 4/1/11	8,700	7,091
7.625% 7/15/18	6,870	5,187
7.875% 2/15/18	2,730	2,048
Echostar Broadband Corp. 10.375% 10/1/07	36,640	37,648
EchoStar DBS Corp. 9.375% 2/1/09	20,895	20,895
International Cabletel, Inc. 12.75% 4/15/05 (c)	1,420	213
NTL Communications Corp.:
11.5% 10/1/08 (c)	8,555	1,155
11.875% 10/1/10 (c)	17,015	2,297
Ono Finance PLC 14% 2/15/11	2,440	537
Pegasus Communications Corp. 12.5% 8/1/07	12,450	5,852
Pegasus Satellite Communications, Inc. 0% 3/1/07 (d)	9,225	2,491
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Telewest Communications PLC:
9.875% 2/1/10 (c)	$ 29,095	$ 4,364
11.25% 11/1/08 (c)	20,297	3,045
Telewest PLC yankee:
9.625% 10/1/06 (c)	44,495	6,674
11% 10/1/07 (c)	75,358	8,666
		131,607
Capital Goods - 3.0%
Tyco International Group SA:
6.125% 11/1/08	155	133
6.75% 2/15/11	7,390	6,282
yankee:
5.8% 8/1/06	14,130	12,364
6.375% 2/15/06	8,330	7,497
6.375% 10/15/11	34,275	29,134
		55,410
Chemicals - 0.4%
Geo Specialty Chemicals, Inc. 10.125% 8/1/08	4,725	2,363
Huntsman ICI Chemicals LLC 10.125% 7/1/09	6,640	5,179
		7,542
Consumer Products - 4.3%
Revlon Consumer Products Corp.:
8.125% 2/1/06	41,915	21,377
8.625% 2/1/08	28,227	8,468
9% 11/1/06	29,895	15,246
12% 12/1/05	23,630	20,322
Sealy Corp., Inc. 10% 12/18/08 pay-in-kind (h)	18,092	11,217
Sealy Mattress Co. 9.875% 12/15/07	3,510	3,229
		79,859
Containers - 5.5%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	3,710	2,300
Owens-Illinois, Inc.:
7.15% 5/15/05	41,845	38,916
7.35% 5/15/08	9,000	7,830
7.5% 5/15/10	10,330	8,987
7.8% 5/15/18	12,850	10,152
7.85% 5/15/04	12,825	12,184
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Containers - continued
Owens-Illinois, Inc.: - continued
8.1% 5/15/07	$ 23,792	$ 21,889
U.S. Can Corp. 12.375% 10/1/10	3,190	1,276
		103,534
Diversified Financial Services - 0.0%
Outsourcing Solutions, Inc. 11% 11/1/06	10,380	519
Electric Utilities - 4.0%
AES Corp.:
8.75% 6/15/08	7,860	3,301
8.875% 2/15/11	34,520	14,498
9.375% 9/15/10	43,560	18,513
9.5% 6/1/09	17,080	7,515
Calpine Corp. 8.5% 2/15/11	5,595	1,790
CMS Energy Corp.:
6.75% 1/15/04	2,760	2,236
7.5% 1/15/09	5,175	3,726
8.5% 4/15/11	9,345	6,728
8.9% 7/15/08	1,070	792
9.875% 10/15/07	6,900	5,520
TXU Corp. 6.375% 6/15/06	3,865	3,169
Western Resources, Inc. 9.75% 5/1/07	6,910	6,150
		73,938
Energy - 3.0%
Belden & Blake Corp. 9.875% 6/15/07	3,000	2,445
Hanover Equipment Trust:
8.5% 9/1/08 (f)	1,960	1,862
8.75% 9/1/11 (f)	1,310	1,231
Tesoro Petroleum Corp. 9.625% 4/1/12	2,550	1,352
Western Oil Sands, Inc. 8.375% 5/1/12	4,000	3,990
Williams Companies, Inc.:
6.5% 8/1/06	16,810	10,254
6.75% 1/15/06	4,620	2,818
7.125% 9/1/11	3,620	2,136
7.5% 1/15/31	10,490	5,770
7.625% 7/15/19	6,270	3,480
7.875% 9/1/21	5,205	2,863
8.125% 3/15/12 (f)	6,675	4,139
8.75% 3/15/32 (f)	1,310	766
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Williams Companies, Inc.: - continued
9.25% 3/15/04	$ 14,505	$ 10,299
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	5,600	3,360
		56,765
Entertainment/Film - 0.1%
IMAX Corp. 7.875% 12/1/05	710	511
Livent, Inc. 9.375% 10/15/04 (c)	11,100	1,665
		2,176
Environmental - 0.4%
Allied Waste North America, Inc. 10% 8/1/09	6,960	6,647
Food and Drug Retail - 6.9%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	7,875	4,961
9.125% 12/15/11	10,945	6,895
Pathmark Stores, Inc. 8.75% 2/1/12	2,860	2,517
Rite Aid Corp.:
6% 12/15/05 (f)	52,990	36,298
6.125% 12/15/08 (f)	8,975	5,026
6.875% 8/15/13	5,860	3,047
7.125% 1/15/07	54,120	35,178
7.625% 4/15/05	4,940	3,557
11.25% 7/1/08	7,660	5,362
12.5% 9/15/06	27,055	25,702
		128,543
Food/Beverage/Tobacco - 0.2%
Dean Foods Co. 6.625% 5/15/09	290	276
Dole Food Co., Inc. 7.25% 5/1/09	4,085	3,758
		4,034
Gaming - 2.3%
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	12,720	12,974
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,000	4,950
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	26,710	25,174
		43,098
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Healthcare - 0.8%
Genesis Health Ventures, Inc. 6.8063% 4/2/07 (g)	$ 10,274	$ 10,171
IASIS Healthcare Corp. 13% 10/15/09	4,175	4,300
		14,471
Homebuilding/Real Estate - 0.5%
Champion Enterprises, Inc. 11.25% 4/15/07 (f)	14,390	10,073
Metals/Mining - 2.3%
Better Minerals & Aggregates Co. 13% 9/15/09	7,345	5,949
Cyprus Amax Minerals Co. 7.375% 5/15/07	700	693
Metallurg, Inc. 11% 12/1/07	7,444	6,253
Phelps Dodge Corp. 8.75% 6/1/11	28,875	29,164
		42,059
Paper - 1.0%
Georgia-Pacific Group:
8.125% 5/15/11	12,595	10,706
8.875% 5/15/31	6,575	4,668
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	3,730	3,879
		19,253
Publishing/Printing - 1.2%
American Color Graphics, Inc. 12.75% 8/1/05	15,420	15,112
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	8,590	7,473
		22,585
Railroad - 0.2%
TFM SA de CV 12.5% 6/15/12 (f)	4,000	3,940
Services - 0.4%
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	7,185	7,329
Shipping - 0.0%
Trico Marine Services, Inc. 8.875% 5/15/12	900	702
Super Retail - 0.5%
Gap, Inc. 10.55% 12/15/08	4,405	4,471
J. Crew Group, Inc. 13.125% 10/15/08	8,460	3,384
J. Crew Operating Corp. 10.375% 10/15/07	2,740	1,918
		9,773
Technology - 1.8%
ChipPAC International Ltd. 12.75% 8/1/09	900	875
Lucent Technologies, Inc. 7.25% 7/15/06	4,510	2,278
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Technology - continued
Nortel Networks Corp. yankee 6.125% 2/15/06	$ 8,580	$ 4,118
Xerox Corp. 9.75% 1/15/09 (f)	29,995	25,346
		32,617
Telecommunications - 19.0%
Allegiance Telecom, Inc. 12.875% 5/15/08	20,020	3,604
American Tower Corp. 9.375% 2/1/09	62,625	35,383
Avaya, Inc. 11.125% 4/1/09	13,170	10,009
Crown Castle International Corp.:
9.375% 8/1/11	19,725	14,005
9.5% 8/1/11	4,070	2,869
10.75% 8/1/11	28,645	21,770
Level 3 Communications, Inc.:
0% 12/1/08 (d)	22,600	7,910
0% 3/15/10 (d)	12,140	3,035
11% 3/15/08	5,250	2,993
11.25% 3/15/10	900	504
Nextel Communications, Inc.:
9.375% 11/15/09	35,410	30,453
9.5% 2/1/11	12,080	10,268
10.65% 9/15/07	12,280	10,929
12% 11/1/08	28,090	26,405
Nextel Partners, Inc.:
11% 3/15/10	1,280	960
12.5% 11/15/09	3,460	2,768
Ono Finance PLC 13% 5/1/09	26,740	5,883
Qwest Capital Funding, Inc.:
7% 8/3/09	17,155	9,521
7.25% 2/15/11	34,745	19,283
7.9% 8/15/10	5,355	2,999
Rogers Cantel, Inc.:
8.8% 10/1/07	7,280	4,950
yankee 9.375% 6/1/08	3,370	2,831
Rogers Wireless, Inc. 9.625% 5/1/11	265	217
Satelites Mexicanos SA de CV:
6.29% 6/30/04 (f)(g)	10,102	8,587
10.125% 11/1/04	20,405	7,754
SpectraSite Holdings, Inc. 10.75% 3/15/10	2,545	560
TeleCorp PCS, Inc.:
0% 4/15/09 (d)	13,057	10,054
10.625% 7/15/10	13,246	12,319
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Time Warner Telecom LLC/Time Warner Telecom, Inc. 9.75% 7/15/08	$ 7,730	$ 3,479
Time Warner Telecom, Inc. 10.125% 2/1/11	16,234	7,305
Tritel PCS, Inc.:
0% 5/15/09 (d)	31,000	25,265
10.375% 1/15/11	2,631	2,421
Triton PCS, Inc.:
8.75% 11/15/11	7,825	5,556
9.375% 2/1/11	2,340	1,708
U.S. West Capital Funding, Inc. 6.375% 7/15/08	12,515	6,821
WorldCom, Inc.:
6.4% 8/15/05 (c)	42,095	7,261
6.5% 5/15/04 (c)	14,395	2,483
7.375% 1/15/06 (c)(f)	41,245	7,115
7.5% 5/15/11 (c)	61,835	10,667
8% 5/16/06 (c)	33,480	5,775
		354,679
Textiles & Apparel - 1.4%
Galey & Lord, Inc. 9.125% 3/1/08	3,625	544
Levi Strauss & Co.:
7% 11/1/06	11,355	9,538
11.625% 1/15/08	14,040	13,759
WestPoint Stevens, Inc. 7.875% 6/15/08	10,430	2,920
		26,761
TOTAL NONCONVERTIBLE BONDS		1,283,791
TOTAL CORPORATE BONDS (Cost $1,724,857)		1,388,005
Commercial Mortgage Securities - 0.5%

First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.9152% 4/29/39 (f)(g) (Cost $8,423)	-	10,700	9,135
Common Stocks - 6.5%
	Shares	Value (Note 1) (000s)
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a)	15,803	$ 8
Cable TV - 1.6%
EchoStar Communications Corp. Class A (a)	1,482,796	30,234
Pegasus Communications Corp. warrants 1/1/07 (a)	6,509	0
		30,234
Capital Goods - 0.0%
IKS Corp. (a)	11,971	0
Consumer Products - 0.0%
Revlon, Inc. Class A (a)	100,000	350
Containers - 1.2%
Owens-Illinois, Inc. (a)	1,920,800	23,030
Trivest 1992 Special Fund Ltd. (h)	3,037,732	61
		23,091
Diversified Financial Services - 0.0%
ECM Corp. LP (f)	900	77
Electric Utilities - 0.3%
AES Corp. (a)	2,739,500	4,849
Entertainment/Film - 0.3%
AMC Entertainment, Inc. (a)	772,300	5,445
Livent, Inc. (a)	125,200	0
		5,445
Food and Drug Retail - 0.8%
Pathmark Stores, Inc. (a)(e)	2,811,078	12,790
Pathmark Stores, Inc. warrants 9/19/10 (a)	747,828	389
Rite Aid Corp. (a)	1,233,272	2,208
		15,387
Food/Beverage/Tobacco - 0.0%
Aurora Foods, Inc. (a)	1,546	1
Healthcare - 1.7%
DaVita, Inc. (a)	1,315,500	31,533
Telecommunications - 0.5%
American Tower Corp. Class A (a)	2,488,300	3,509
Broadwing, Inc. (a)	1,368,800	3,121
Covad Communications Group, Inc. (a)	1,819,654	2,511
ICO Global Communications Holdings Ltd. warrants 5/16/06 (a)	318	0
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Telecommunications - continued
Mpower Holding Corp. (a)	505	$ 0
Ono Finance PLC rights 5/31/09 (a)(f)	850	0
		9,141
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B	42,253	813
Pillowtex Corp. (a)	490,256	294
		1,107
TOTAL COMMON STOCKS (Cost $191,397)		121,223
Preferred Stocks - 5.7%

Convertible Preferred Stocks - 0.6%
Paper - 0.6%
Temple-Inland, Inc. $3.75 DECS	232,000	10,046
Nonconvertible Preferred Stocks - 5.1%
Cable TV - 4.4%
CSC Holdings, Inc.:
Series H, $11.75	324,197	18,966
Series M, $11.125	1,093,506	63,963
		82,929
Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	10,340	10,476
Technology - 0.0%
Ampex Corp. 8% non-cumulative (redeemable preferred)	109	85
Telecommunications - 0.1%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	26,660	1,866
Dobson Communications Corp. $130.00 pay-in-kind	2,947	442
XO Communications, Inc. $7.00 pay-in-kind	30	0
		2,308
TOTAL NONCONVERTIBLE PREFERRED STOCKS		95,798
TOTAL PREFERRED STOCKS (Cost $181,248)		105,844
Floating Rate Loans - 4.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Chemicals - 0.3%
Huntsman Co. LLC:
Tranche A term loan 6.2992% 3/31/07 (g)	$ 4,819	$ 3,710
Tranche B term loan 7.875% 3/31/07 (g)	2,311	1,780
		5,490
Containers - 0.0%
Owens-Illinois, Inc. term loan 4.34% 3/31/04 (g)	572	565
Hotels - 0.2%
Wyndham International, Inc. term loan 6.5625% 6/30/06 (g)	4,829	3,646
Telecommunications - 3.5%
Broadwing, Inc. Tranche C term loan 5.0566% 6/29/07 (g)	4,987	4,140
Level 3 Communications, Inc.:
Tranche A term loan 5.0356% 9/30/07 (g)	13,635	8,727
Tranche B term loan 6.0356% 1/15/08 (g)	8,020	5,213
Tranche C term loan 6.26% 1/30/08 (g)	35,500	23,253
McLeodUSA, Inc. Tranche B term loan 6.09% 5/30/08 (g)	42,493	17,422
Nextel Finance Co.:
Tranche B term loan 5.1875% 6/30/08 (g)	4,350	3,872
Tranche C term loan 5.4375% 12/31/08 (g)	4,350	3,872
		66,499
Textiles & Apparel - 0.1%
Pillowtex Corp. term loan 10% 5/24/07	2,985	1,194
TOTAL FLOATING RATE LOANS (Cost $96,014)		77,394
Money Market Funds - 7.6%
	Shares
Fidelity Cash Central Fund, 1.83% (b) (Cost $141,281)	141,281,246	141,281
Cash Equivalents - 0.2%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/31/02 due 11/1/02) (Cost $3,297)	$ 3,297	$ 3,297
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $2,346,517)		1,846,179
NET OTHER ASSETS - 1.1%		20,655
NET ASSETS - 100%		$ 1,866,834
Security Type Abbreviations
DECS	-	Dividend Enhanced Convertible Stock/Debt Exchangeable for Common Stock
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $172,323,000 or 9.2% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Sealy Corp., Inc. 10% 12/18/08 pay-in-kind	2/23/98 - 9/30/02	$ 17,376
Trivest 1992 Special Fund Ltd.	7/30/92	$ -
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,890,034,000 and $2,214,850,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,278,000 or 0.6% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $77,394,000 or 4.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $15,711,000. The weighted average interest rate was 1.92%. At period end there were no interfund loans outstanding.

Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $1,490,472,000 of which $34,735,000, $488,178,000, $488,641,000 and $478,918,000 will expire on October 31, 2007, 2008, 2009 and 2010, respectively.

A total of 0.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $3,297) (cost $2,346,517) - See accompanying schedule		$ 1,846,179
Cash		221
Receivable for investments sold		17,216
Receivable for fund shares sold		22,972
Interest receivable		44,964
Other receivables		17
Total assets		1,931,569

Liabilities
Payable for investments purchased	$ 53,642
Payable for fund shares redeemed	6,392
Distributions payable	2,691
Accrued management fee	854
Distribution fees payable	648
Other payables and accrued expenses	508
Total liabilities		64,735

Net Assets		$ 1,866,834
Net Assets consist of:
Paid in capital		$ 3,747,810
Undistributed net investment income		99,740
Accumulated undistributed net realized gain (loss) on investments		(1,480,380)
Net unrealized appreciation (depreciation) on investments		(500,336)
Net Assets		$ 1,866,834

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($157,424 ÷ 24,594 shares)	$ 6.40

Maximum offering price per share (100/95.25 of $6.40)	$ 6.72
Class T: Net Asset Value and redemption price per share ($1,069,692 ÷ 166,708 shares)	$ 6.42

Maximum offering price per share (100/96.50 of $6.42)	$ 6.65
Class B: Net Asset Value and offering price per share ($425,730 ÷ 66,709 shares)A	$ 6.38

Class C: Net Asset Value and offering price per share ($132,055 ÷ 20,641 shares)A	$ 6.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($81,933 ÷ 13,135 shares)	$ 6.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2002

Investment Income
Dividends		$ 20,581
Interest		262,603
Total income		283,184

Expenses
Management fee	$ 13,686
Transfer agent fees	4,944
Distribution fees	10,664
Accounting fees and expenses	632
Non-interested trustees' compensation	8
Custodian fees and expenses	78
Registration fees	135
Audit	53
Legal	31
Interest	2
Miscellaneous	362
Total expenses before reductions	30,595
Expense reductions	(103)	30,492
Net investment income (loss)		252,692
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized gain (loss) of $(3,785) on sales of investments in affiliated issuers)		(543,878)
Change in net unrealized appreciation (depreciation) on investment securities		(35,974)
Net gain (loss)		(579,852)
Net increase (decrease) in net assets resulting from operations		$ (327,160)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 252,692	$ 279,486
Net realized gain (loss)	(543,878)	(523,254)
Change in net unrealized appreciation (depreciation)	(35,974)	2,987
Net increase (decrease) in net assets resulting from operations	(327,160)	(240,781)
Distributions to shareholders from net investment income	(202,863)	(249,983)
Share transactions - net increase (decrease)	(252,315)	(138,008)
Total increase (decrease) in net assets	(782,338)	(628,772)

Net Assets
Beginning of period	2,649,172	3,277,944
End of period (including undistributed net investment income of $99,740 and undistributed net investment income of $92,562, respectively)	$ 1,866,834	$ 2,649,172

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 8.17	$ 9.64	$ 11.12	$ 11.09	$ 12.93
Income from Investment Operations
Net investment income (loss) C	.835 E	.869	1.059	1.022	1.111
Net realized and unrealized gain (loss)	(1.934) E	(1.558)	(1.634)	.287	(1.603)
Total from investment operations	(1.099)	(.689)	(.575)	1.309	(.492)
Distributions from net investment income	(.671)	(.781)	(.905)	(1.030)	(1.048)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.049)	-
Total distributions	(.671)	(.781)	(.905)	(1.279)	(1.348)
Net asset value, end of period	$ 6.40	$ 8.17	$ 9.64	$ 11.12	$ 11.09
Total Return A, B	(14.39)%	(7.64)%	(5.66)%	11.98%	(4.55)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.02%	.97%	.94%	.95%	1.01%
Expenses net of voluntary waivers, if any	1.02%	.97%	.94%	.95%	1.01%
Expenses net of all reductions	1.01%	.97%	.94%	.95%	1.00%
Net investment income (loss)	11.01% E	9.53%	9.86%	8.89%	9.03%
Supplemental Data
Net assets, end of period (in millions)	$ 157	$ 189	$ 209	$ 221	$ 117
Portfolio turnover rate	85%	68%	63%	61%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.165 and decrease net realized and unrealized gain (loss) per share by $.165. Without this change the ratio of net investment income (loss) to average net assets would have been 8.84%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 8.18	$ 9.66	$ 11.14	$ 11.11	$ 12.94
Income from Investment Operations
Net investment income (loss) C	.834 E	.865	1.055	1.021	1.119
Net realized and unrealized gain (loss)	(1.928) E	(1.572)	(1.640)	.274	(1.612)
Total from investment operations	(1.094)	(.707)	(.585)	1.295	(.493)
Distributions from net investment income	(.666)	(.773)	(.895)	(1.017)	(1.037)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.048)	-
Total distributions	(.666)	(.773)	(.895)	(1.265)	(1.337)
Net asset value, end of period	$ 6.42	$ 8.18	$ 9.66	$ 11.14	$ 11.11
Total Return A, B	(14.30)%	(7.81)%	(5.73)%	11.83%	(4.54)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.08%	1.06%	1.03%	1.04%	1.07%
Expenses net of voluntary waivers, if any	1.08%	1.06%	1.03%	1.04%	1.07%
Expenses net of all reductions	1.08%	1.05%	1.03%	1.04%	1.07%
Net investment income (loss)	10.95% E	9.45%	9.76%	8.80%	8.91%
Supplemental Data
Net assets, end of period (in millions)	$ 1,070	$ 1,473	$ 1,777	$ 2,351	$ 2,322
Portfolio turnover rate	85%	68%	63%	61%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.166 and decrease net realized and unrealized gain (loss) per share by $.166. Without this change the ratio of net investment income (loss) to average net assets would have been 8.77%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 8.15	$ 9.61	$ 11.09	$ 11.07	$ 12.89
Income from Investment Operations
Net investment income (loss) C	.780 E	.801	.978	.938	1.024
Net realized and unrealized gain (loss)	(1.936) E	(1.549)	(1.634)	.276	(1.588)
Total from investment operations	(1.156)	(.748)	(.656)	1.214	(.564)
Distributions from net investment income	(.614)	(.712)	(.824)	(.949)	(.956)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.045)	-
Total distributions	(.614)	(.712)	(.824)	(1.194)	(1.256)
Net asset value, end of period	$ 6.38	$ 8.15	$ 9.61	$ 11.09	$ 11.07
Total Return A, B	(15.07)%	(8.25)%	(6.39)%	11.10%	(5.10)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.78%	1.73%	1.70%	1.70%	1.74%
Expenses net of voluntary waivers, if any	1.78%	1.73%	1.70%	1.70%	1.74%
Expenses net of all reductions	1.77%	1.72%	1.70%	1.69%	1.74%
Net investment income (loss)	10.25% E	8.78%	9.10%	8.15%	8.25%
Supplemental Data
Net assets, end of period (in millions)	$ 426	$ 704	$ 956	$ 1,192	$ 923
Portfolio turnover rate	85%	68%	63%	61%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.165 and decrease net realized and unrealized gain (loss) per share by $.165. Without this change the ratio of net investment income (loss) to average net assets would have been 8.08%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.16	$ 9.63	$ 11.11	$ 11.09	$ 12.97
Income from Investment Operations
Net investment income (loss) E	.776 H	.796	.969	.926	.988
Net realized and unrealized gain (loss)	(1.927) H	(1.560)	(1.634)	.280	(1.639)
Total from investment operations	(1.151)	(.764)	(.665)	1.206	(.651)
Distributions from net investment income	(.609)	(.706)	(.815)	(.941)	(.929)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.045)	-
Total distributions	(.609)	(.706)	(.815)	(1.186)	(1.229)
Net asset value, end of period	$ 6.40	$ 8.16	$ 9.63	$ 11.11	$ 11.09
Total Return B, C, D	(14.98)%	(8.41)%	(6.45)%	11.00%	(5.73)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.84%	1.80%	1.78%	1.78%	1.86% A
Expenses net of voluntary waivers, if any	1.84%	1.80%	1.78%	1.78%	1.86% A
Expenses net of all reductions	1.84%	1.79%	1.78%	1.78%	1.86% A
Net investment income (loss)	10.19% H	8.71%	9.02%	8.06%	8.21% A
Supplemental Data
Net assets, end of period (in millions)	$ 132	$ 197	$ 247	$ 269	$ 130
Portfolio turnover rate	85%	68%	63%	61%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.165 and decrease net realized and unrealized gain (loss) per share by $.165. Without this change the ratio of net investment income (loss) to average net assets would have been 8.02%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 7.97	$ 9.43	$ 10.90	$ 10.90	$ 12.71
Income from Investment Operations
Net investment income (loss) B	.826 D	.862	1.055	1.024	1.123
Net realized and unrealized gain (loss)	(1.872) D	(1.528)	(1.606)	.269	(1.562)
Total from investment operations	(1.046)	(.666)	(.551)	1.293	(.439)
Distributions from net investment income	(.684)	(.794)	(.919)	(1.044)	(1.071)
Distributions from net realized gain	-	-	-	(.120)	(.300)
Distributions in excess of net realized gain	-	-	-	(.080)	-
Distributions from return of capital	-	-	-	(.049)	-
Total distributions	(.684)	(.794)	(.919)	(1.293)	(1.371)
Net asset value, end of period	$ 6.24	$ 7.97	$ 9.43	$ 10.90	$ 10.90
Total Return A	(14.09)%	(7.58)%	(5.56)%	12.05%	(4.21)%
Ratios to Average Net Assets C
Expenses before expense reductions	.85%	.83%	.82%	.82%	.83%
Expenses net of voluntary waivers, if any	.85%	.83%	.82%	.82%	.83%
Expenses net of all reductions	.85%	.83%	.82%	.81%	.83%
Net investment income (loss)	11.18% D	9.67%	9.98%	9.03%	9.12%
Supplemental Data
Net assets, end of period (in millions)	$ 82	$ 87	$ 89	$ 123	$ 113
Portfolio turnover rate	85%	68%	63%	61%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.161 and decrease net realized and unrealized gain (loss) per share by $.161. Without this change the ratio of net investment income (loss) to average net assets would have been 9.00%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor High Income Advantage Fund (the fund)(formerly Fidelity Advisor High Yield Fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 129,887	|
Unrealized depreciation	(542,838)
Net unrealized appreciation (depreciation)	(412,951)
Undistributed ordinary income	35,418
Capital loss carryforward	(1,490,472)
Total Distributable earnings	$ (1,868,005)
Cost for federal income tax purposes	$ 2,259,130

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 202,863

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $37,516 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $51,185; decrease net unrealized appreciation/ depreciation by $35,897; and decrease net realized gain (loss) by $15,288. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 275	$ 1
Class T	0%	.25%	3,296	39
Class B	.65%	.25%	5,335	3,857
Class C	.75%	.25%	1,758	254
			$ 10,664	$ 4,151

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 77	$ 35
Class T	198	75
Class B*	2,111	2,111
Class C*	39	39
	$ 2,425	$ 2,260

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 422.23
Class T	2,578.20
Class B	1,394.24
Class C	351.20
Institutional Class	199.22
	$ 4,944

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,955 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $85 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $18.

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 16,162	$ 16,873
Class T	115,656	140,794
Class B	48,298	66,602
Class C	14,125	17,885
Institutional Class	8,622	7,829
Total	$ 202,863	$ 249,983

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	21,043	12,684	$ 159,197	$ 115,279
Reinvestment of distributions	1,377	1,207	10,381	10,909
Shares redeemed	(20,911)	(12,442)	(158,574)	(112,625)
Net increase (decrease)	1,509	1,449	$ 11,004	$ 13,563
Class T
Shares sold	85,605	88,919	$ 638,278	$ 822,368
Reinvestment of distributions	12,279	12,183	92,952	110,441
Shares redeemed	(111,104)	(105,183)	(840,910)	(968,727)
Net increase (decrease)	(13,220)	(4,081)	$ (109,680)	$ (35,918)
Class B
Shares sold	9,029	13,366	$ 69,180	$ 123,657
Reinvestment of distributions	3,846	4,466	29,103	40,387
Shares redeemed	(32,582)	(30,900)	(243,268)	(280,000)
Net increase (decrease)	(19,707)	(13,068)	$ (144,985)	$ (115,956)
Class C
Shares sold	9,341	10,310	$ 71,251	$ 95,145
Reinvestment of distributions	1,069	1,121	8,109	10,157
Shares redeemed	(13,949)	(12,896)	(104,686)	(116,598)
Net increase (decrease)	(3,539)	(1,465)	$ (25,326)	$ (11,296)
Institutional Class
Shares sold	16,721	11,231	$ 121,164	$ 99,796
Reinvestment of distributions	966	662	7,097	5,848
Shares redeemed	(15,426)	(10,490)	(111,589)	(94,045)
Net increase (decrease)	2,261	1,403	$ 16,672	$ 11,599

Annual Report

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Pathmark Stores, Inc.	$ -	$ 7,520	$ -	$ 12,790

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor High Income Advantage (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of Advisor High Income Advantage. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Thomas T. Soviero (39)
Year of Election or Appointment: 2000 Vice President of Advisor High Income Advantage. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds.
Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor High Income Advantage. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor High Income Advantage. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor High Income Advantage. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income Advantage. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income Advantage. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor High Income Advantage. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

HYI-ANN-1202 158320
1.538465.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor High Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv High Income - CL A	-2.49%	1.94%
Fidelity Adv High Income - CL A (incl. 4.75% sales charge)	-7.12%	-2.91%
ML High Yield Master II	-6.53%	-8.95%
High Current Yield Funds Average	-4.95%	n/a*

* Not available

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on September 7, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor High Income Fund - Class A
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv High Income - CL A	-2.49%	0.61%
Fidelity Adv High Income - CL A (incl. 4.75% sales charge)	-7.12%	-0.93%
ML High Yield Master II	-6.53%	-2.93%
High Current Yield Funds Average	-4.95%	n/a*

* Not available

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor High Income Fund - Class A on September 7, 1999, when the fund started, and the current 4.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. High yield bond prices, for example, are generally sensitive to overall economic conditions. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

Years ended October 31,			September 7, 1999 (commencement of operations) to October 31,
2002	2001	2000	1999
Dividend returns	7.34%	8.25%	8.15%	1.05%
Capital returns	-9.83%	-6.42%	-5.75%	-0.80%
Total returns	-2.49%	1.83%	2.40%	0.25%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.27¢	31.64¢	66.06¢
Annualized dividend rate	7.98%	7.72%	7.83%
30-day annualized yield	9.23%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $7.78 over the past one month, $8.12 over the past six months and $8.44 over the past one year. Dividends per share for the past one year include additional non-recurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 4.75% sales charge. If Fidelity had not reimbursed certain class expenses, the yield would have been 9.16%.

Annual Report

Fidelity Advisor High Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv High Income - CL T	-2.47%	1.60%
Fidelity Adv High Income - CL T (incl. 3.50% sales charge)	-5.89%	-1.95%
ML High Yield Master II	-6.53%	-8.95%
High Current Yield Funds Average	-4.95%	n/a*

* Not available

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on September 7, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor High Income Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv High Income - CL T	-2.47%	0.51%
Fidelity Adv High Income - CL T (incl. 3.50% sales charge)	-5.89%	-0.62%
ML High Yield Master II	-6.53%	-2.93%
High Current Yield Funds Average	-4.95%	n/a*

* Not available

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor High Income Fund - Class T on September 7, 1999, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. High yield bond prices, for example, are generally sensitive to overall economic conditions. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

Years ended October 31,			September 7, 1999 (commencement of operations) to October 31,
2002	2001	2000	1999
Dividend returns	7.26%	8.15%	8.00%	1.03%
Capital returns	-9.73%	-6.52%	-5.73%	-0.80%
Total returns	-2.47%	1.63%	2.27%	0.23%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.20¢	31.21¢	65.21¢
Annualized dividend rate	7.87%	7.63%	7.73%
30-day annualized yield	9.24%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $7.78 over the past one month, $8.12 over the past six months and $8.43 over the past one year. Dividends per share for the past one year include additional non-recurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 3.50% sales charge. If Fidelity had not reimbursed certain class expenses, the yield would have been 9.07%.

Annual Report

Fidelity Advisor High Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv High Income - CL B	-3.23%	-0.52%
Fidelity Adv High Income - CL B (incl. contingent deferred sales charge)	-7.73%	-2.89%
ML High Yield Master II	-6.53%	-8.95%
High Current Yield Funds Average	-4.95%	n/a*

* Not available

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on September 7, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor High Income Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv High Income - CL B	-3.23%	-0.17%
Fidelity Adv High Income - CL B (incl. contingent deferred sales charge)	-7.73%	-0.92%
ML High Yield Master II	-6.53%	-2.93%
High Current Yield Funds Average	-4.95%	n/a*

* Not available

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor High Income Fund - Class B on September 7, 1999, when the fund started. The chart shows how the value of your investment would have grown, including the effect of the applicable contingent deferred sales charge and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. High yield bond prices, for example, are generally sensitive to overall economic conditions. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

Years ended October 31,			September 7, 1999 (commencement of operations) to October 31,
2002	2001	2000	1999
Dividend returns	6.61%	7.50%	7.35%	0.99%
Capital returns	-9.84%	-6.42%	-5.85%	-0.80%
Total returns	-3.23%	1.08%	1.50%	0.19%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.77¢	28.56¢	59.70¢
Annualized dividend rate	7.23%	6.98%	7.08%
30-day annualized yield	8.94%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $7.78 over the past one month, $8.12 over the past six months and $8.43 over the past one year. Dividends per share for the past one year include additional non-recurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge. If Fidelity had not reimbursed certain class expenses, the yield would have been 8.81%.

Annual Report

Fidelity Advisor High Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. Class C's contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv High Income - CL C	-3.32%	-0.86%
Fidelity Adv High Income - CL C (incl. contingent deferred sales charge)	-4.22%	-0.86%
ML High Yield Master II	-6.53%	-8.95%
High Current Yield Funds Average	-4.95%	n/a*

* Not available

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on September 7, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor High Income Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv High Income - CL C	-3.32%	-0.27%
Fidelity Adv High Income - CL C (incl. contingent deferred sales charge)	-4.22%	-0.27%
ML High Yield Master II	-6.53%	-2.93%
High Current Yield Funds Average	-4.95%	n/a*

* Not available

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor High Income Fund - Class C on September 7, 1999, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. High yield bond prices, for example, are generally sensitive to overall economic conditions. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

Years ended October 31,			September 7, 1999 (commencement of operations) to October 31,
2002	2001	2000	1999
Dividend returns	6.52%	7.38%	7.25%	0.98%
Capital returns	-9.84%	-6.52%	-5.65%	-0.90%
Total returns	-3.32%	0.86%	1.60%	0.08%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and exclude the effects of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.72¢	28.17¢	58.85¢
Annualized dividend rate	7.15%	6.89%	6.98%
30-day annualized yield	8.85%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $7.78 over the past one month, $8.12 over the past six months and $8.43 over the past one year. Dividends per share for the past one year include additional non-recurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge. If Fidelity had not reimbused certain class expenses, the yield would have been 8.73%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

It was a challenging year for high-yield bonds, as the Merrill Lynch High Yield Master II Index, a proxy for high-yield debt performance, fell 6.53% for the 12 months that ended October 31, 2002. The yield spread between high-yield bonds and Treasuries widened from 903 to 996 basis points during that time, as investors grew increasingly risk-averse throughout the year. The three largest sectors of the high-yield market - telecommunications, cable and electric utilities, respectively - were the primary detractors, pulled down by overcapacity, weak earnings and corporate accounting scandals. High-yield was actually one of the best-performing investment vehicles early on, as the Merrill Lynch index gained 6.16% through the first six months of the period. However, the market weakened significantly in the second half, and the index dropped 11.95% in the final six months of the period as earnings disappointments and equity market volatility left investors less certain of an economic recovery. During the first nine months of 2002, approximately $115 billion of investment-grade debt was downgraded and entered the high-yield market. On a more optimistic note, the Moody's 12-month default rate declined to 9.5% at the end of October after reaching a high of 10.7% at the beginning of 2002.

(Portfolio Manager photograph)
An interview with Matthew Conti, Portfolio Manager of Fidelity Advisor High Income Fund

Q. Matt, how did the fund perform?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -2.49%, -2.47%, -3.23% and -3.32%, respectively. The Merrill Lynch High Yield Master II Index returned -6.53%, while the high current yield funds average tracked by Lipper Inc. returned -4.95%.

Q. How did the fund beat its benchmarks during the past year?

A. In a risk-averse environment, the fund's diversification and heavy weighting in higher quality, BB-rated issues benefited performance. In terms of companies, Echostar continued to gain substantial market share for its direct broadcast satellite service. Its enormous free cash flow potential was recognized during the period, keeping those bonds near par during very difficult market conditions. Cinemark, a private movie theater operator, gained ground as the industry's rationalization of screens and solid movie product boosted cash flow, allowing the company to strengthen its balance sheet. The relative outperformance also was largely attributable to what I didn't own. The fund gained ground by underweighting wireline telecommunications companies, such as WorldCom, in favor of their wireless counterparts. Nextel was the most notable wireless contributor. I also steered clear of electric utility companies, given their difficulties with lower power prices and energy trading scandals. On average, the fund was marginally overweighted in the weak cable sector. However, security selection in the sector was positive. While the fund did have exposure to Adelphia going into the period, I sold it before much of the fraudulent activity that eventually led to its bankruptcy filing was disclosed.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What else hurt performance?

A. Although the fund has been successful at minimizing defaults, one that caught me off guard was Kmart. Despite its relatively low leverage and the efforts of new management, the discount retailer succumbed to competitive pressures and liquidity problems, forcing it into bankruptcy. The fund's position in Charter Communications also detracted from performance. Charter came under scrutiny by investigators after Adelphia's fraud was exposed. In addition, competition from direct broadcast satellite providers has resulted in negative subscriber growth and a delay in the company's debt reduction plan. As a result of the increased default risk, I sold the fund's Charter position.

Q. How did the fund's positioning change during the past 12 months?

A. I significantly reduced its total cable holdings while, at the same time, increasing exposure to high-quality operators within the sector. Despite the industry's stable cash flows, I was concerned about direct broadcast satellite competition and the questionable path to free cash flow. I gradually increased holdings in the technology sector via such names as Xerox, Flextronics and Fairchild Semiconductor. In contrast to the telecom sector, technology companies generally have not over-leveraged their balance sheets. As a result, many are still able to generate free cash flow at the bottom of the cycle. There also are fewer health care companies in the fund. After a period of significant outperformance, many high-yield health care companies have fallen under a cloud of regulatory scrutiny, which has threatened pricing power and increased risk in the sector. I also am less positive about the ability of these companies to reduce debt. Fallen angels, such as Tyco International Group and Qwest Communications, have become a significant part of the high-yield market and the fund has increased its exposure in some of those names.

Q. What's your outlook?

A. I think valuations in the high-yield market are attractive, as its yield spread over Treasuries is historically high. Interestingly, the Moody's 12-month default rate, which rose to over 10% during the past five years, began to move lower during the past four to five months, a positive fundamental development. However, the market will remain a minefield in terms of navigating through the rash of earnings disappointments, liquidity problems and governance issues. I believe the market will continue to have a steady stream of defaults and downgrades, but I don't think it will be as bad as it had been. In addition, high-yield bond prices are at deeply discounted levels. The fund is primarily positioned in companies that generate free cash flow even in a slow growth environment. Although I am not counting on it, I think the worst of this credit cycle is behind us.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income; the fund may also seek capital appreciation

Start date: September 7, 1999

Size: as of October 31, 2002, more than $169 million

Manager: Matthew Conti, since 2001; joined Fidelity in 1995

3

Matthew Conti discusses fallen angels in the high-yield market:

"Fallen angels are companies downgraded from investment-grade (rated BBB-/Baa3 or higher by Standard & Poor's/Moody's) to high-yield (BB+/Ba1 or lower). Year-to-date through September, there were $115 billion in fallen angels. This is much higher than the $68 billion, $23 billion and $15 billion during 2001, 2000 and 1999, respectively. As a result, fallen angels represent approximately 27% of the benchmark. A cautious approach is necessary to separate the companies that will continue down the rating scale to default from those that can survive and prosper as high-yield companies and eventually move back up to investment-grade. Investment-grade bondholders typically sell fallen angels, creating excess supply and downward price pressure. Their bond yields are often comparable to high-yield credits even before they are actually downgraded. This infusion of supply creates opportunities for high-yield investors to diversify into this crossover universe. Fidelity's research analysts help me get ahead of the curve, analyzing these credits in advance of downgrades. Examples of fallen angels held in the fund include Xerox, Tyco, Georgia-Pacific, Williams Companies and Gap, Inc."

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Tyco International Group SA	2.2	0.0
Nextel Communications, Inc.	2.0	0.5
Owens-Illinois, Inc.	1.6	0.7
Allied Waste North America, Inc.	1.6	1.2
Williams Companies, Inc.	1.3	0.0
	8.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	10.1	6.2
Technology	9.6	5.8
Energy	8.1	6.5
Cable TV	6.1	9.3
Gaming	5.0	6.3
Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA, AA, A 0%	AAA, AA, A 0.3%
BBB 7.6%	BBB 5.4%
BB 38.9%	BB 39.9%
B 40.4%	B 44.0%
CCC, CC, C 6.2%	CCC, CC, C 3.6%
Not Rated 0.4%	Not Rated 0.7%
Equities 0%	Equities 0.8%
Short-Term Investments and Net Other Assets 6.5%	Short-Term Investments and Net Other Assets 5.3%

We use ratings from Moody's Services, Inc. Where Moody's ratings are not available we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Nonconvertible Bonds 88.3%		Nonconvertible Bonds 88.8%
	Convertible Bonds, Preferred Stocks 3.8%		Convertible Bonds, Preferred Stocks 3.8%
	Common Stocks 0.0%		Common Stocks 0.1%
	Other Investments 1.4%		Other Investments 2.0%
	Short-Term Investments and Net Other Assets 6.5%		Short-Term Investments and Net Other Assets 5.3%
* Foreign investments	9.0%	** Foreign investments	4.9%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 92.1%
	Principal Amount	Value (Note 1)
Convertible Bonds - 3.8%
Healthcare - 0.4%
HealthSouth Corp. 3.25% 4/1/03	$ 710,000	$ 674,500
Hotels - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. 0% 5/25/21 (c)	800,000	408,736
Technology - 1.5%
Celestica, Inc. liquid yield option note 0% 8/1/20	2,950,000	1,301,688
Solectron Corp. liquid yield option note:
0% 5/8/20	309,000	184,628
0% 11/20/20	2,370,000	1,078,350
		2,564,666
Telecommunications - 1.6%
Nextel Communications, Inc. 5.25% 1/15/10	3,930,000	2,741,168
TOTAL CONVERTIBLE BONDS		6,389,070
Nonconvertible Bonds - 88.3%
Aerospace - 1.0%
Alliant Techsystems, Inc. 8.5% 5/15/11	300,000	319,500
BE Aerospace, Inc. 8% 3/1/08	725,000	464,000
L-3 Communications Corp. 8% 8/1/08	150,000	156,000
Sequa Corp.:
8.875% 4/1/08	40,000	33,200
9% 8/1/09	630,000	522,900
Transdigm, Inc. 10.375% 12/1/08	140,000	141,750
		1,637,350
Air Transportation - 1.0%
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	160,000	115,200
Continental Airlines, Inc. 8% 12/15/05	150,000	57,000
Continental Airlines, Inc. pass thru trust certificates:
6.545% 2/2/19	152,464	118,922
6.9% 1/2/17	104,779	62,868
6.954% 2/2/11	13,618	6,128
7.033% 6/15/11	137,879	77,212
8.307% 4/2/18	471,757	283,054
8.312% 10/2/12	29,447	13,251
Delta Air Lines, Inc.:
6.65% 3/15/04	630,000	441,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Air Transportation - continued
Delta Air Lines, Inc.: - continued
7.7% 12/15/05	$ 130,000	$ 80,600
8.3% 12/15/29	30,000	14,700
8.54% 1/2/07	85,865	62,681
10.14% 8/14/12	60,000	42,000
Delta Air Lines, Inc. pass thru trust certificates 7.711% 9/18/11	70,000	54,600
Northwest Airlines, Inc.:
7.625% 3/15/05	190,000	89,300
9.875% 3/15/07	170,000	76,500
Northwest Airlines, Inc. pass thru trust certificates:
7.691% 4/1/17	30,000	21,000
9.179% 10/1/11	75,696	41,633
		1,657,649
Automotive - 1.6%
Dana Corp.:
6.25% 3/1/04	300,000	291,000
6.5% 3/1/09	680,000	584,800
Dana Credit Corp. 7.25% 12/6/02 (c)	190,000	187,150
Delco Remy International, Inc. 11% 5/1/09	310,000	155,000
Dura Operating Corp. 8.625% 4/15/12	210,000	201,600
Lear Corp. 8.11% 5/15/09	325,000	338,000
Navistar International Corp. 9.375% 6/1/06	380,000	330,600
Stoneridge, Inc. 11.5% 5/1/12	230,000	193,200
United Auto Group, Inc. 9.625% 3/15/12 (c)	405,000	380,700
		2,662,050
Banks and Thrifts - 0.5%
Sovereign Bancorp, Inc.:
8.625% 3/15/04	155,000	160,231
10.5% 11/15/06	435,000	480,675
Western Financial Bank 9.625% 5/15/12	305,000	289,750
		930,656
Broadcasting - 2.8%
Chancellor Media Corp. 8.125% 12/15/07	405,000	421,200
Clear Channel Communications, Inc.:
7.65% 9/15/10	405,000	439,697
7.875% 6/15/05	400,000	423,956
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Broadcasting - continued
Granite Broadcasting Corp.:
8.875% 5/15/08	$ 75,000	$ 60,750
10.375% 5/15/05	240,000	187,200
Radio One, Inc. 8.875% 7/1/11	845,000	904,150
Sinclair Broadcast Group, Inc.:
8% 3/15/12	260,000	263,250
8% 3/15/12 (c)	230,000	232,875
8.75% 12/15/07	180,000	182,700
8.75% 12/15/11	410,000	423,325
Spanish Broadcasting System, Inc. 9.625% 11/1/09	260,000	265,850
TV Azteca SA de CV yankee 10.5% 2/15/07	1,060,000	954,000
		4,758,953
Building Materials - 0.6%
Juno Lighting, Inc. 11.875% 7/1/09	630,000	623,700
Nortek, Inc.:
9.125% 9/1/07	315,000	311,063
9.25% 3/15/07	120,000	118,800
		1,053,563
Cable TV - 6.1%
British Sky Broadcasting Group PLC (BSkyB) yankee:
6.875% 2/23/09	315,000	311,850
7.3% 10/15/06	485,000	489,850
Coaxial Communications of Central Ohio, Inc. 10% 8/15/06	470,000	394,800
Comcast Cable Communications, Inc.:
6.2% 11/15/08	85,000	80,750
6.375% 1/30/06	505,000	496,163
6.75% 1/30/11	85,000	81,112
6.875% 6/15/09	380,000	368,675
8.125% 5/1/04	1,060,000	1,049,400
Continental Cablevision, Inc.:
8.3% 5/15/06	265,000	260,238
8.875% 9/15/05	210,000	205,800
9% 9/1/08	170,000	168,300
CSC Holdings, Inc.:
7.625% 4/1/11	345,000	281,175
7.875% 12/15/07	315,000	263,025
Echostar Broadband Corp. 10.375% 10/1/07	1,975,000	2,029,313
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Cable TV - continued
EchoStar DBS Corp.:
9.125% 1/15/09	$ 480,000	$ 472,800
9.25% 2/1/06	600,000	600,000
9.375% 2/1/09	230,000	230,000
Insight Communications, Inc. 0% 2/15/11 (b)	1,585,000	586,450
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	130,000	111,800
Lenfest Communications, Inc.:
7.625% 2/15/08	90,000	88,200
8.375% 11/1/05	100,000	100,000
10.5% 6/15/06	500,000	505,000
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	135,000	117,450
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	555,000	405,150
PanAmSat Corp.:
6% 1/15/03	50,000	49,625
6.125% 1/15/05	200,000	195,000
6.375% 1/15/08	140,000	128,800
8.75% 2/1/12 (c)	50,000	45,000
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (b)	525,000	141,750
12.375% 8/1/06	370,000	155,400
		10,412,876
Capital Goods - 3.4%
AGCO Corp.:
8.5% 3/15/06	40,000	40,400
9.5% 5/1/08	120,000	127,800
Case Corp. 7.25% 1/15/16	788,000	496,440
Dresser, Inc. 9.375% 4/15/11	505,000	479,750
NMHG Holding Co. 10% 5/15/09	220,000	214,500
Terex Corp.:
Series D, 8.875% 4/1/08	250,000	215,000
8.875% 4/1/08	300,000	259,500
TriMas Corp. 9.875% 6/15/12 (c)	340,000	329,800
Tyco International Group SA:
6.125% 11/1/08	115,000	98,900
6.75% 2/15/11	115,000	97,750
6.875% 1/15/29	115,000	89,700
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Capital Goods - continued
Tyco International Group SA: - continued
yankee:
5.8% 8/1/06	$ 1,100,000	$ 962,500
5.875% 11/1/04	960,000	883,200
6.25% 6/15/13	355,000	344,350
6.375% 6/15/05	335,000	304,850
6.375% 2/15/06	300,000	270,000
6.375% 10/15/11	595,000	505,750
		5,720,190
Chemicals - 2.7%
Arco Chemical Co. 9.375% 12/15/05	95,000	90,250
FMC Corp. 10.25% 11/1/09 (c)	695,000	712,375
Georgia Gulf Corp. 10.375% 11/1/07	320,000	342,400
Huntsman International LLC 9.875% 3/1/09	625,000	618,750
IMC Global, Inc.:
6.55% 1/15/05	315,000	302,400
7.3% 1/15/28	305,000	222,650
7.375% 8/1/18	65,000	46,800
7.625% 11/1/05	165,000	155,925
10.875% 6/1/08	80,000	86,000
11.25% 6/1/11	90,000	96,750
International Specialty Holdings, Inc. 10.625% 12/15/09	310,000	282,100
Lyondell Chemical Co.:
9.625% 5/1/07	170,000	159,800
9.875% 5/1/07	150,000	142,500
10.875% 5/1/09	70,000	58,800
Methanex Corp. yankee 7.75% 8/15/05	650,000	643,500
Millennium America, Inc.:
9.25% 6/15/08	310,000	303,800
9.25% 6/15/08 (c)	405,000	396,900
		4,661,700
Consumer Products - 0.5%
Hasbro, Inc.:
5.6% 11/1/05	210,000	198,450
6.15% 7/15/08	80,000	75,200
The Hockey Co. 11.25% 4/15/09	540,000	515,700
		789,350
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Containers - 3.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	$ 550,000	$ 341,000
Berry Plastics Corp. 10.75% 7/15/12	625,000	643,750
Graphic Packaging Corp. 8.625% 2/15/12	90,000	93,600
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (c)	300,000	305,250
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	285,000	292,838
Owens-Illinois, Inc.:
7.15% 5/15/05	1,830,000	1,701,900
7.35% 5/15/08	60,000	52,200
7.5% 5/15/10	80,000	69,600
7.8% 5/15/18	646,000	510,340
7.85% 5/15/04	440,000	418,000
8.1% 5/15/07	175,000	161,000
Silgan Holdings, Inc. 9% 6/1/09	635,000	657,225
		5,246,703
Diversified Financial Services - 1.1%
Capital One Financial Corp.:
7.25% 12/1/03	270,000	245,700
7.25% 5/1/06	670,000	547,452
8.75% 2/1/07	495,000	405,900
GATX Financial Corp. 8.875% 6/1/09	395,000	316,000
Williams Scotsman, Inc. 9.875% 6/1/07	370,000	299,700
		1,814,752
Diversified Media - 0.9%
AOL Time Warner, Inc.:
6.15% 5/1/07	440,000	435,207
7.625% 4/15/31	440,000	398,699
Corus Entertainment, Inc. 8.75% 3/1/12	190,000	195,225
Entravision Communications Corp. 8.125% 3/15/09	120,000	124,800
LBI Media, Inc. 10.125% 7/15/12 (c)	380,000	393,300
		1,547,231
Electric Utilities - 3.5%
Calpine Corp. 8.5% 2/15/11	435,000	139,200
Citizens Communications Co. 9.25% 5/15/11	265,000	279,575
CMS Energy Corp.:
6.75% 1/15/04	1,205,000	976,050
7.5% 1/15/09	165,000	118,800
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Electric Utilities - continued
CMS Energy Corp.: - continued
7.625% 11/15/04	$ 100,000	$ 79,000
8.5% 4/15/11	45,000	32,400
8.9% 7/15/08	125,000	92,500
9.875% 10/15/07	510,000	408,000
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	90,000	67,500
Nevada Power Co. 10.875% 10/15/09 (c)	460,000	445,050
Oncor Electric Delivery Co. 7% 9/1/22 (c)	500,000	435,919
Pacific Gas & Electric Co. 6.25% 8/1/03	163,000	160,555
Southern California Edison Co.:
6.25% 6/15/03	40,000	39,500
8.95% 11/3/03	765,000	749,700
TXU Corp. 6.375% 6/15/06	385,000	315,700
Western Resources, Inc.:
7.875% 5/1/07	605,000	583,825
9.75% 5/1/07	1,130,000	1,005,700
		5,928,974
Energy - 8.1%
Aquila, Inc. 11.875% 7/1/12 (c)	285,000	230,850
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	440,000	442,200
Chesapeake Energy Corp.:
7.875% 3/15/04	40,000	41,700
8.125% 4/1/11	45,000	45,450
8.375% 11/1/08	900,000	918,000
Clark Refining & Marketing, Inc.:
8.625% 8/15/08	80,000	67,200
8.875% 11/15/07	200,000	148,000
CMS Panhandle Holding Co. 6.125% 3/15/04	540,000	513,000
DI Industries, Inc. 8.875% 7/1/07	545,000	558,625
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	440,000	393,800
Encore Acquisition Co. 8.375% 6/15/12 (c)	100,000	101,500
Forest Oil Corp.:
8% 6/15/08	90,000	94,500
8% 12/15/11	180,000	189,900
Frontier Oil Corp. 9.125% 2/15/06	560,000	529,200
Grant Prideco, Inc. 9.625% 12/1/07	810,000	842,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
Key Energy Services, Inc.:
8.375% 3/1/08	$ 550,000	$ 572,000
14% 1/15/09	246,000	278,595
Luscar Coal Ltd. 9.75% 10/15/11	400,000	420,000
Nuevo Energy Co. 9.5% 6/1/08	600,000	600,000
Plains Exploration & Production Co. LP 8.75% 7/1/12 (c)	390,000	389,025
Pogo Producing Co. 8.25% 4/15/11	595,000	624,750
Pride Petroleum Services, Inc. 9.375% 5/1/07	400,000	416,000
SESI LLC 8.875% 5/15/11	630,000	630,000
Teekay Shipping Corp. 8.875% 7/15/11	620,000	626,200
Tennessee Gas Pipeline Co. 7% 10/15/28	230,000	195,500
Transcontinental Gas Pipe Line:
6.125% 1/15/05	240,000	223,200
6.25% 1/15/08	355,000	312,400
8.875% 7/15/12 (c)	525,000	511,875
Utilicorp United, Inc.:
6.875% 10/1/04	110,000	90,200
7.95% 2/1/11	280,000	184,800
Western Oil Sands, Inc. 8.375% 5/1/12	390,000	389,025
Williams Companies, Inc.:
6.5% 8/1/06	585,000	356,850
7.125% 9/1/11	385,000	227,150
7.625% 7/15/19	480,000	266,400
7.875% 9/1/21	360,000	198,000
8.125% 3/15/12 (c)	580,000	359,600
9.25% 3/15/04	1,145,000	812,950
		13,800,845
Entertainment/Film - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	715,000	636,350
9.875% 2/1/12	470,000	420,650
Cinemark USA, Inc. 9.625% 8/1/08	1,215,000	1,166,400
Regal Cinemas Corp. 9.375% 2/1/12	290,000	301,600
		2,525,000
Environmental - 1.7%
Allied Waste North America, Inc.:
7.375% 1/1/04	400,000	396,000
7.625% 1/1/06	1,145,000	1,122,100
7.875% 1/1/09	300,000	291,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Environmental - continued
Allied Waste North America, Inc.: - continued
10% 8/1/09	$ 895,000	$ 854,725
Browning-Ferris Industries, Inc.:
6.1% 1/15/03	160,000	159,200
6.375% 1/15/08	25,000	20,500
		2,843,525
Food and Drug Retail - 1.2%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	910,000	573,300
9.125% 12/15/11	50,000	31,500
Rite Aid Corp.:
6% 12/15/05 (c)	200,000	137,000
6.125% 12/15/08 (c)	195,000	109,200
6.875% 8/15/13	655,000	340,600
7.125% 1/15/07	615,000	399,750
7.625% 4/15/05	325,000	234,000
7.7% 2/15/27	215,000	107,500
11.25% 7/1/08	135,000	94,500
		2,027,350
Food/Beverage/Tobacco - 2.8%
Canandaigua Brands, Inc. 8.625% 8/1/06	110,000	116,875
Constellation Brands, Inc. 8.125% 1/15/12	475,000	495,188
Corn Products International, Inc. 8.25% 7/15/07	215,000	212,850
Dean Foods Co.:
6.75% 6/15/05	200,000	199,000
6.9% 10/15/17	270,000	238,950
8.15% 8/1/07	285,000	289,275
Del Monte Corp. 9.25% 5/15/11	1,220,000	1,216,950
Dole Food Co., Inc.:
6.375% 10/1/05	1,585,000	1,505,750
7.25% 5/1/09	440,000	404,800
		4,679,638
Gaming - 5.0%
Alliance Gaming Corp. 10% 8/1/07	270,000	280,800
Chumash Casino & Resort Enterprise 9% 7/15/10 (c)	345,000	361,388
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	90,000	89,325
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Gaming - continued
Circus Circus Enterprises, Inc.: - continued
6.75% 7/15/03	$ 480,000	$ 480,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	540,000	561,600
Harrah's Operating Co., Inc. 7.875% 12/15/05	95,000	100,225
Herbst Gaming, Inc. 10.75% 9/1/08	740,000	765,900
Hollywood Park, Inc. 9.25% 2/15/07	215,000	184,900
Mandalay Resort Group 10.25% 8/1/07	250,000	265,000
MGM Mirage, Inc. 8.375% 2/1/11	145,000	151,525
Mirage Resorts, Inc. 7.25% 10/15/06	260,000	267,097
Mohegan Tribal Gaming Authority:
8% 4/1/12	370,000	379,250
8.125% 1/1/06	510,000	525,300
8.375% 7/1/11	405,000	417,150
8.75% 1/1/09	215,000	223,600
Park Place Entertainment Corp.:
7.875% 12/15/05	400,000	400,000
9.375% 2/15/07	515,000	540,750
Penn National Gaming, Inc. 8.875% 3/15/10	395,000	396,975
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	550,000	448,250
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	260,000	257,400
yankee 8.625% 12/15/07	115,000	117,875
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (c)	795,000	810,900
Wheeling Island Gaming, Inc. 10.125% 12/15/09	180,000	178,200
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	260,000	245,050
		8,448,460
Healthcare - 3.9%
aaiPharma, Inc. 11% 4/1/10	895,000	854,725
Alderwoods Group, Inc.:
11% 1/2/07	491,700	489,242
12.25% 1/2/09	80,000	76,000
Biovail Corp. 7.875% 4/1/10	380,000	383,800
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	110,000	116,600
HCA, Inc. 7.875% 2/1/11	405,000	437,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
HealthSouth Corp.:
6.875% 6/15/05	$ 270,000	$ 224,100
7% 6/15/08	120,000	87,600
Kinetic Concepts, Inc. 9.625% 11/1/07	420,000	411,600
Meditrust Corp. 7.82% 9/10/26	375,000	371,250
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (c)	440,000	432,300
Owen & Minor, Inc. 8.5% 7/15/11	280,000	294,000
PacifiCare Health Systems, Inc. 10.75% 6/1/09	1,150,000	1,196,000
Senior Housing Properties Trust 8.625% 1/15/12	360,000	352,800
Vanguard Health Systems, Inc. 9.75% 8/1/11	875,000	822,500
		6,549,917
Homebuilding/Real Estate - 4.1%
Beazer Homes USA, Inc. 8.375% 4/15/12	580,000	595,950
Champion Enterprises, Inc. 11.25% 4/15/07 (c)	335,000	234,500
Corrections Corp. of America 9.875% 5/1/09 (c)	110,000	115,775
D.R. Horton, Inc.:
8% 2/1/09	625,000	607,813
8.5% 4/15/12	760,000	752,400
iStar Financial, Inc. 8.75% 8/15/08	270,000	271,350
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	840,000	747,600
Kaufman & Broad Home Corp. 7.75% 10/15/04	210,000	211,575
KB Home 8.625% 12/15/08	300,000	303,000
Lennar Corp.:
7.625% 3/1/09	143,000	145,860
9.95% 5/1/10	452,000	488,160
LNR Property Corp.:
9.375% 3/15/08	215,000	209,625
10.5% 1/15/09	675,000	681,750
Ryland Group, Inc.:
9.125% 6/15/11	290,000	301,600
9.75% 9/1/10	290,000	308,850
Schuler Homes, Inc. 10.5% 7/15/11	130,000	129,350
Standard Pacific Corp. 9.25% 4/15/12	225,000	207,000
WCI Communities, Inc. 10.625% 2/15/11	753,000	673,935
		6,986,093
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Hotels - 1.7%
Capstar Hotel Co. 8.75% 8/15/07	$ 40,000	$ 26,800
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	395,000	392,038
Extended Stay America, Inc. 9.875% 6/15/11	205,000	194,750
Felcor Suites LP 7.375% 10/1/04	300,000	292,500
Hilton Hotels Corp. 7.625% 5/15/08	230,000	232,300
ITT Corp.:
6.75% 11/15/05	360,000	349,200
7.375% 11/15/15	140,000	127,400
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12	310,000	297,213
La Quinta Inns, Inc. 7.25% 3/15/04	200,000	197,000
MeriStar Hospitality Corp. 9% 1/15/08	275,000	226,188
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07 (c)	520,000	499,200
		2,834,589
Leisure - 1.3%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	1,055,000	907,300
Premier Parks, Inc. 0% 4/1/08 (b)	605,000	544,500
Royal Caribbean Cruises Ltd.:
7.25% 8/15/06	360,000	309,600
8.25% 4/1/05	340,000	316,200
8.75% 2/2/11	80,000	69,600
		2,147,200
Metals/Mining - 1.5%
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	820,000	721,600
Intermet Corp. 9.75% 6/15/09	540,000	469,800
P&L Coal Holdings Corp. 9.625% 5/15/08	577,000	608,735
Phelps Dodge Corp.:
8.75% 6/1/11	600,000	606,000
9.5% 6/1/31	170,000	166,600
		2,572,735
Paper - 2.5%
Georgia-Pacific Group:
7.5% 5/15/06	640,000	556,800
8.125% 5/15/11	360,000	306,000
8.875% 5/15/31	455,000	323,050
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Paper - continued
Georgia-Pacific Group: - continued
9.625% 3/15/22	$ 120,000	$ 90,000
Louisiana-Pacific Corp. 8.5% 8/15/05	790,000	797,900
Riverwood International Corp.:
10.625% 8/1/07	440,000	457,600
10.875% 4/1/08	90,000	90,900
Stone Container Corp.:
8.375% 7/1/12	795,000	814,875
9.25% 2/1/08	250,000	257,500
9.75% 2/1/11	360,000	374,400
Stone Container Finance Co. yankee 11.5% 8/15/06 (c)	90,000	93,600
		4,162,625
Publishing/Printing - 0.8%
American Media Operations, Inc. 10.25% 5/1/09	220,000	227,150
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (c)	455,000	468,650
Yell Finance BV:
0% 8/1/11 (b)	240,000	146,400
10.75% 8/1/11	440,000	446,600
		1,288,800
Railroad - 0.1%
TFM SA de CV 12.5% 6/15/12 (c)	210,000	206,850
Restaurants - 1.1%
Buffets, Inc. 11.25% 7/15/10 (c)	340,000	340,000
Friendly Ice Cream Corp. 10.5% 12/1/07	1,080,000	1,047,600
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	225,000	237,375
8.875% 4/15/11	235,000	253,800
		1,878,775
Services - 1.4%
IOS Capital, Inc. 9.75% 6/15/04	690,000	696,900
Iron Mountain, Inc.:
8.625% 4/1/13	315,000	326,813
8.75% 9/30/09	440,000	457,600
JohnsonDiversey, Inc. 9.625% 5/15/12 (c)	400,000	408,000
United Rentals, Inc.:
8.8% 8/15/08	40,000	27,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Services - continued
United Rentals, Inc.: - continued
9% 4/1/09	$ 40,000	$ 28,000
9.25% 1/15/09	660,000	471,900
		2,416,813
Steels - 0.3%
AK Steel Corp. 7.875% 2/15/09	140,000	138,250
Oregon Steel Mills, Inc. 10% 7/15/09 (c)	190,000	190,000
Steel Dynamics, Inc. 9.5% 3/15/09 (c)	160,000	166,000
		494,250
Super Retail - 4.1%
Amazon.com, Inc. 0% 5/1/08 (b)	1,160,000	1,125,200
Asbury Automotive Group, Inc. 9% 6/15/12	320,000	268,800
AutoNation, Inc. 9% 8/1/08	580,000	588,700
Dillard's, Inc.:
6.125% 11/1/03	110,000	109,175
6.39% 8/1/03	345,000	339,825
Gap, Inc.:
5.625% 5/1/03	535,000	535,000
9.9% 12/15/05	1,325,000	1,318,375
10.55% 12/15/08	160,000	162,400
Hollywood Entertainment Corp. 10.625% 8/15/04	805,000	813,050
J. Crew Group, Inc. 13.125% 10/15/08	680,000	272,000
JCPenney Co., Inc. 9% 8/1/12 (c)	272,000	257,040
Michaels Stores, Inc. 9.25% 7/1/09	530,000	559,150
PETCO Animal Supplies, Inc. 10.75% 11/1/11	270,000	292,950
Saks, Inc.:
7.25% 12/1/04	40,000	38,800
8.25% 11/15/08	250,000	228,750
9.875% 10/1/11	82,000	78,720
		6,987,935
Technology - 8.1%
ChipPAC International Ltd. 12.75% 8/1/09	300,000	291,750
Computer Associates International, Inc. 6.375% 4/15/05	685,000	643,900
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	815,000	806,850
Fairchild Semiconductor Corp.:
10.375% 10/1/07	865,000	890,950
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Technology - continued
Fairchild Semiconductor Corp.: - continued
10.5% 2/1/09	$ 250,000	$ 260,000
Fisher Scientific International, Inc.:
8.125% 5/1/12	315,000	319,725
9% 2/1/08	300,000	310,500
Flextronics International Ltd.:
9.875% 7/1/10	705,000	736,725
yankee 8.75% 10/15/07	1,395,000	1,395,000
Ingram Micro, Inc. 9.875% 8/15/08	1,500,000	1,560,000
Micron Technology, Inc. 6.5% 9/30/05 (e)	2,000,000	1,760,000
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 5/15/08 (c)	230,000	138,000
Seagate Technology HDD Holdings 8% 5/15/09 (c)	765,000	772,650
Solectron Corp. 7.375% 3/1/06	305,000	262,300
Unisys Corp. 8.125% 6/1/06	840,000	846,300
Xerox Capital (Europe) PLC 5.875% 5/15/04	1,285,000	1,130,800
Xerox Corp.:
5.25% 12/15/03	225,000	207,000
5.5% 11/15/03	570,000	530,100
7.15% 8/1/04	260,000	231,400
9.75% 1/15/09 (c)	335,000	283,075
Xerox Credit Corp. 6.1% 12/16/03	300,000	279,000
		13,656,025
Telecommunications - 7.4%
AirGate PCS, Inc. 0% 10/1/09 (b)	490,000	39,200
American Cellular Corp. 9.5% 10/15/09	200,000	24,000
American Tower Corp. 9.375% 2/1/09	870,000	491,550
AT&T Wireless Services, Inc.:
7.875% 3/1/11	190,000	165,300
8.125% 5/1/12	1,400,000	1,218,000
Avaya, Inc. 11.125% 4/1/09	520,000	395,200
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	345,000	155,250
Cincinnati Bell Telephone Co. 6.3% 12/1/28	430,000	279,500
Crown Castle International Corp.:
9.375% 8/1/11	1,430,000	1,015,300
9.5% 8/1/11	100,000	70,500
10.75% 8/1/11	110,000	83,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Telecommunications - continued
Dobson Communications Corp. 10.875% 7/1/10	$ 260,000	$ 182,000
Motorola, Inc. 6.75% 2/1/06	535,000	527,863
Nextel Communications, Inc.:
9.375% 11/15/09	100,000	86,000
9.5% 2/1/11	335,000	284,750
9.75% 10/31/07	135,000	117,450
Nextel Partners, Inc. 0% 2/1/09 (b)	620,000	365,800
Qwest Capital Funding, Inc.:
5.875% 8/3/04	555,000	424,575
7% 8/3/09	425,000	235,875
7.25% 2/15/11	675,000	374,625
7.75% 8/15/06	475,000	294,500
Qwest Corp. 8.875% 3/15/12 (c)	1,045,000	950,950
Rogers Cantel, Inc. yankee 9.375% 6/1/08	60,000	50,400
Rogers Wireless, Inc. 9.625% 5/1/11	900,000	738,000
Rural Cellular Corp.:
9.625% 5/15/08	170,000	83,300
9.75% 1/15/10	115,000	50,600
Satelites Mexicanos SA de CV 6.29% 6/30/04 (c)(d)	505,000	429,250
Tritel PCS, Inc. 10.375% 1/15/11	542,000	498,640
Triton PCS, Inc.:
8.75% 11/15/11	195,000	138,450
9.375% 2/1/11	1,445,000	1,054,850
U.S. West Capital Funding, Inc.:
6.375% 7/15/08	345,000	188,025
6.875% 7/15/28	460,000	207,000
U.S. West Communications:
5.65% 11/1/04	150,000	130,500
6.875% 9/15/33	455,000	311,675
7.2% 11/1/04	550,000	514,250
VoiceStream Wireless Corp.:
0% 11/15/09 (b)	365,000	299,300
10.375% 11/15/09	71,000	73,130
		12,549,158
Textiles & Apparel - 0.9%
Russell Corp. 9.25% 5/1/10 (c)	390,000	402,675
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Textiles & Apparel - continued
The William Carter Co. 10.875% 8/15/11	$ 340,000	$ 367,200
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	740,000	732,600
		1,502,475
TOTAL NONCONVERTIBLE BONDS		149,381,055
TOTAL CORPORATE BONDS (Cost $161,116,300)		155,770,125
Commercial Mortgage Securities - 0.3%

CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.8648% 12/15/09 (c)(d)	100,000	97,526
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3057% 11/18/31 (c)(d)	400,000	397,703
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (c)	100,000	82,469
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $489,959)		577,698
Floating Rate Loans - 1.1%

Telecommunications - 1.1%
Nextel Finance Co.:
Tranche B term loan 5.1875% 6/30/08 (d)	1,055,000	938,950
Tranche C term loan 5.4375% 12/31/08 (d)	1,055,000	938,950
TOTAL FLOATING RATE LOANS (Cost $1,850,709)		1,877,900
Money Market Funds - 7.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (a) (Cost $12,969,356)	12,969,356	$ 12,969,356
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $176,426,324)		171,195,079
NET OTHER ASSETS - (1.2)%		(2,035,609)
NET ASSETS - 100%		$ 169,159,470
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,250,606 or 8.4% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	8/8/02 - 9/16/02	$ 1,773,750
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $218,986,981 and $131,483,157, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,760,000 or 1.0% of net assets.

Loans & Other Direct Debt Instruments
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $1,877,900 or 1.1% of net assets.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $18,170,000 of which $6,000, $199,000, $7,062,000 and $10,903,000 will expire on October 31, 2007, 2008, 2009 and 2010, respectively.

A total of .20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $176,426,324) - See accompanying schedule		$ 171,195,079
Cash		450,625
Receivable for investments sold		1,248,145
Receivable for fund shares sold		1,077,461
Interest receivable		3,919,826
Receivable from investment adviser for expense reductions		17,924
Total assets		177,909,060

Liabilities
Payable for investments purchased	$ 7,810,132
Payable for fund shares redeemed	411,029
Distributions payable	328,064
Accrued management fee	76,120
Distribution fees payable	50,727
Other payables and accrued expenses	73,518
Total liabilities		8,749,590

Net Assets		$ 169,159,470
Net Assets consist of:
Paid in capital		$ 191,579,980
Undistributed net investment income		1,057,241
Accumulated undistributed net realized gain (loss) on investments		(18,246,580)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,231,171)
Net Assets		$ 169,159,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($31,456,454 ÷ 3,985,615 shares)	$ 7.89

Maximum offering price per share (100/95.25 of $7.89)	$ 8.28
Class T: Net Asset Value and redemption price per share ($35,750,563 ÷ 4,533,382 shares)	$ 7.89

Maximum offering price per share (100/96.50 of $7.89)	$ 8.18
Class B: Net Asset Value and offering price per share ($32,854,365 ÷ 4,167,832 shares) A	$ 7.88

Class C: Net Asset Value and offering price per share ($20,719,282 ÷ 2,628,247 shares) A	$ 7.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($48,378,806 ÷ 6,125,321 shares)	$ 7.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 119,278
Interest		12,529,527
Total income		12,648,805

Expenses
Management fee	$ 776,538
Transfer agent fees	257,084
Distribution fees	575,272
Accounting fees and expenses	70,734
Non-interested trustees' compensation	444
Custodian fees and expenses	21,811
Registration fees	71,420
Audit	34,099
Legal	3,098
Miscellaneous	11,164
Total expenses before reductions	1,821,664
Expense reductions	(105,889)	1,715,775
Net investment income (loss)		10,933,030
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(11,311,678)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,154,157)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		(4,154,150)
Net gain (loss)		(15,465,828)
Net increase (decrease) in net assets resulting from operations		$ (4,532,798)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,933,030	$ 5,502,050
Net realized gain (loss)	(11,311,678)	(7,150,514)
Change in net unrealized appreciation (depreciation)	(4,154,150)	2,492,540
Net increase (decrease) in net assets resulting from operations	(4,532,798)	844,076
Distributions to shareholders from net investment income	(10,040,526)	(5,386,004)
Share transactions - net increase (decrease)	93,580,401	50,936,164
Total increase (decrease) in net assets	79,007,077	46,394,236

Net Assets
Beginning of period	90,152,393	43,758,157
End of period (including undistributed net investment income of $1,057,241 and undistributed net investment income of $369,549, respectively)	$ 169,159,470	$ 90,152,393

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 9.35	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.709 H	.760	.895	.116
Net realized and unrealized gain (loss)	(.908) H	(.602)	(.640)	(.091)
Total from investment operations	(.199)	.158	.255	.025
Distributions from net investment income	(.661)	(.758)	(.825)	(.105)
Net asset value, end of period	$ 7.89	$ 8.75	$ 9.35	$ 9.92
Total Return B, C, D	(2.49)%	1.83%	2.40%	.25%
Ratios to Average Net Assets G
Expenses before expense reductions	1.02%	1.14%	1.70%	11.82% A
Expenses net of voluntary waivers, if any	1.00%	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	.99%	.98%	1.00% A
Net investment income (loss)	8.42% H	8.50%	9.17%	7.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,456	$ 28,046	$ 13,295	$ 739
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 7, 1999 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.061 and decrease net realized and unrealized gain (loss) per share by $.061. Without this change the ratio of net investment income (loss) to average net assets would have been 7.69%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.74	$ 9.35	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.695 H	.753	.898	.112
Net realized and unrealized gain (loss)	(.893) H	(.613)	(.656)	(.089)
Total from investment operations	(.198)	.140	.242	.023
Distributions from net investment income	(.652)	(.750)	(.812)	(.103)
Net asset value, end of period	$ 7.89	$ 8.74	$ 9.35	$ 9.92
Total Return B, C, D	(2.47)%	1.63%	2.27%	.23%
Ratios to Average Net Assets G
Expenses before expense reductions	1.24%	1.39%	1.83%	11.91% A
Expenses net of voluntary waivers, if any	1.10%	1.10%	1.10%	1.10% A
Expenses net of all reductions	1.10%	1.09%	1.08%	1.10% A
Net investment income (loss)	8.32% H	8.40%	9.07%	7.82% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,751	$ 16,814	$ 8,936	$ 2,422
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 7, 1999 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.061 and decrease net realized and unrealized gain (loss) per share by $.061. Without this change the ratio of net investment income (loss) to average net assets would have been 7.59%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.74	$ 9.34	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.641 H	.692	.830	.102
Net realized and unrealized gain (loss)	(.904) H	(.601)	(.663)	(.083)
Total from investment operations	(.263)	.091	.167	.019
Distributions from net investment income	(.597)	(.691)	(.747)	(.099)
Net asset value, end of period	$ 7.88	$ 8.74	$ 9.34	$ 9.92
Total Return B, C, D	(3.23)%	1.08%	1.50%	.19%
Ratios to Average Net Assets G
Expenses before expense reductions	1.83%	1.94%	2.47%	12.54% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.75%	1.75%	1.73%	1.75% A
Net investment income (loss)	7.67% H	7.74%	8.42%	7.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,854	$ 19,694	$ 10,054	$ 2,089
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 7, 1999 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.061 and decrease net realized and unrealized gain (loss) per share by $.061. Without this change the ratio of net investment income (loss) to average net assets would have been 6.94%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.74	$ 9.35	$ 9.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.635 H	.684	.819	.101
Net realized and unrealized gain (loss)	(.906) H	(.612)	(.643)	(.093)
Total from investment operations	(.271)	.072	.176	.008
Distributions from net investment income	(.589)	(.682)	(.736)	(.098)
Net asset value, end of period	$ 7.88	$ 8.74	$ 9.35	$ 9.91
Total Return B, C, D	(3.32)%	.86%	1.60%	.08%
Ratios to Average Net Assets G
Expenses before expense reductions	1.90%	2.03%	2.60%	12.67% A
Expenses net of voluntary waivers, if any	1.85%	1.85%	1.85%	1.85% A
Expenses net of all reductions	1.85%	1.84%	1.83%	1.85% A
Net investment income (loss)	7.57% H	7.65%	8.32%	7.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,719	$ 14,218	$ 6,563	$ 1,854
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 7, 1999 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.061 and decrease net realized and unrealized gain (loss) per share by $.061. Without this change the ratio of net investment income (loss) to average net assets would have been 6.84%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 9.35	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.709 G	.772	.910	.118
Net realized and unrealized gain (loss)	(.886) G	(.599)	(.638)	(.091)
Total from investment operations	(.177)	.173	.272	.027
Distributions from net investment income	(.673)	(.773)	(.842)	(.107)
Net asset value, end of period	$ 7.90	$ 8.75	$ 9.35	$ 9.92
Total Return B, C	(2.23)%	2.00%	2.57%	.28%
Ratios to Average Net Assets F
Expenses before expense reductions	.96%	1.04%	1.62%	11.66% A
Expenses net of voluntary waivers, if any	.85%	.85%	.85%	.85% A
Expenses net of all reductions	.85%	.84%	.83%	.85% A
Net investment income (loss)	8.57% G	8.65%	9.32%	8.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,379	$ 11,381	$ 4,910	$ 719
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 7, 1999 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.060 and decrease net realized and unrealized gain (loss) per share by $.060. Without this change the ratio of net investment income (loss) to average net assets would have been 7.84%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 3,698,149	|
Unrealized depreciation	(7,961,414)
Net unrealized appreciation (depreciation)	$ (4,263,265)
Undistributed ordinary income	1,323,102
Capital loss carryforward	(18,169,606)
Total Distributable earnings	$ (21,109,769)
Cost for federal income tax purposes	$ 175,458,344

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 10,040,526	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $228,695 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $979,730; decrease net unrealized appreciation/depreciation by $708,936; and decrease net realized gain (loss) by $270,794. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 49,115	$ 22
Class T	0%	.25%	70,122	0
Class B	.65%	.25%	260,151	187,887
Class C	.75%	.25%	195,884	86,666
			$ 575,272	$ 274,575

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 34,003	$ 14,780
Class T	55,238	16,031
Class B*	108,169	108,169
Class C*	16,916	16,916
	$ 214,326	$ 155,896

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 42,081.13
Class T	71,463.25
Class B	55,510.19
Class C	33,239.17
Institutional Class	54,791.22
	$ 257,084

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $131,978 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.00%	$ 5,175
Class T	1.10%	38,726
Class B	1.75%	21,824
Class C	1.85%	10,612
Institutional Class	.85%	26,915
		$ 103,252

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $84 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,553.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 2,543,786	$ 1,749,285
Class T	2,141,296	1,137,979
Class B	2,030,312	1,058,754
Class C	1,355,055	810,648
Institutional Class	1,970,077	629,338
Total	$ 10,040,526	$ 5,386,004

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	2,194,392	2,533,687	$ 18,769,405	$ 22,914,434
Reinvestment of distributions	249,964	155,485	2,101,329	1,389,344
Shares redeemed	(1,664,899)	(904,430)	(13,995,996)	(8,058,764)
Net increase (decrease)	779,457	1,784,742	$ 6,874,738	$ 16,245,014
Class T
Shares sold	4,891,152	2,309,933	$ 40,917,173	$ 20,669,949
Reinvestment of distributions	183,191	84,867	1,530,517	760,166
Shares redeemed	(2,464,273)	(1,427,546)	(20,312,658)	(12,897,913)
Net increase (decrease)	2,610,070	967,254	$ 22,135,032	$ 8,532,202
Class B
Shares sold	3,194,827	1,784,230	$ 27,146,325	$ 15,988,787
Reinvestment of distributions	126,092	61,369	1,054,847	547,782
Shares redeemed	(1,407,028)	(667,689)	(11,769,382)	(5,915,821)
Net increase (decrease)	1,913,891	1,177,910	$ 16,431,790	$ 10,620,748
Class C
Shares sold	2,780,792	1,714,911	$ 23,675,785	$ 15,494,456
Reinvestment of distributions	81,892	53,198	686,313	475,896
Shares redeemed	(1,861,323)	(843,363)	(15,716,727)	(7,607,184)
Net increase (decrease)	1,001,361	924,746	$ 8,645,371	$ 8,363,168
Institutional Class
Shares sold	5,522,402	1,389,028	$ 45,295,480	$ 12,506,494
Reinvestment of distributions	159,936	67,331	1,333,527	600,152
Shares redeemed	(857,398)	(680,841)	(7,135,537)	(5,931,614)
Net increase (decrease)	4,824,940	775,518	$ 39,493,470	$ 7,175,032

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor High Income. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001)
and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy
Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Trustee of Fidelity Advisor Series II. Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of Advisor High Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Matthew Conti (36)

Year of Election or Appointment: 2001

Vice President of Advisor High Income. Mr. Conti is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1999

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor High Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor High Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Pricing and Cash Management Services Group (FPCMS), where he was appointed in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1999 Assistant Treasurer of Advisor High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor High Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund
AHI-ANN-1202 158303
1.728715.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor High Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income as reflected in its yield to measure performance. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity® Adv High Income - Inst CL	-2.23%	2.57%
ML High Yield Master II	-6.53%	-8.95%
High Current Yield Funds Average	-4.95%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on September 7, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Life of fund
Fidelity Adv High Income - Inst CL	-2.23%	0.81%
ML High Yield Master II	-6.53%	-2.93%
High Current Yield Funds Average	-4.95%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor High Income Fund - Institutional Class
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor High Income Fund - Institutional Class on September 7, 1999, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. High yield bond prices, for example, are generally sensitive to overall economic conditions. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

Years ended October 31,			September 7, 1999 (commencement of operations) to October 31,
2002	2001	2000	1999
Dividend returns	7.48%	8.42%	8.32%	1.08%
Capital returns	-9.71%	-6.42%	-5.75%	-0.80%
Total returns	-2.23%	2.00%	2.57%	0.28%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.35¢	32.23¢	67.32¢
Annualized dividend rate	8.09%	7.86%	7.97%
30-day annualized yield	9.82%	-	-

Dividends per share show the income paid by the class for a set period. The annual dividend rate is based on an average share price of $7.79 over the past one month, $8.13 over the past six months and $8.45 over the past one year. Dividends per share for the past one year include additional non-recurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain class expenses, the yield would have been 9.60%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

It was a challenging year for high-yield bonds, as the Merrill Lynch High Yield Master II Index, a proxy for high-yield debt performance, fell 6.53% for the 12 months that ended October 31, 2002. The yield spread between high-yield bonds and Treasuries widened from 903 to 996 basis points during that time, as investors grew increasingly risk-averse throughout the year. The three largest sectors of the high-yield market - telecommunications, cable and electric utilities, respectively - were the primary detractors, pulled down by overcapacity, weak earnings and corporate accounting scandals. High-yield was actually one of the best-performing investment vehicles early on, as the Merrill Lynch index gained 6.16% through the first six months of the period. However, the market weakened significantly in the second half, and the index dropped 11.95% in the final six months of the period as earnings disappointments and equity market volatility left investors less certain of an economic recovery. During the first nine months of 2002, approximately $115 billion of investment-grade debt was downgraded and entered the high-yield market. On a more optimistic note, the Moody's 12-month default rate declined to 9.5% at the end of October after reaching a high of 10.7% at the beginning of 2002.

(Portfolio Manager photograph)
An interview with Matthew Conti, Portfolio Manager of Fidelity Advisor High Income Fund

Q. Matt, how did the fund perform?

A. For the 12 months ended October 31, 2002, the Institutional Class shares returned -2.23%. The fund's benchmark, the Merrill Lynch High Yield Master II Index returned -6.53%, while the high current yield funds average tracked by Lipper Inc. returned -4.95%.

Q. How did the fund beat its benchmarks during the past year?

A. In a risk-averse environment, the fund's diversification and heavy weighting in higher quality, BB-rated issues benefited performance. In terms of companies, Echostar continued to gain substantial market share for its direct broadcast satellite service. Its enormous free cash flow potential was recognized during the period, keeping those bonds near par during very difficult market conditions. Cinemark, a private movie theater operator, gained ground as the industry's rationalization of screens and solid movie product boosted cash flow, allowing the company to strengthen its balance sheet. The relative outperformance also was largely attributable to what I didn't own. The fund gained ground by underweighting wireline telecommunications companies, such as WorldCom, in favor of their wireless counterparts. Nextel was the most notable wireless contributor. I also steered clear of electric utility companies, given their difficulties with lower power prices and energy trading scandals. On average, the fund was marginally overweighted in the weak cable sector. However, security selection in the sector was positive. While the fund did have exposure to Adelphia going into the period, I sold it before much of the fraudulent activity that eventually led to its bankruptcy filing was disclosed.

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Fund Talk: The Manager's Overview - continued

Q. What else hurt performance?

A. Although the fund has been successful at minimizing defaults, one that caught me off guard was Kmart. Despite its relatively low leverage and the efforts of new management, the discount retailer succumbed to competitive pressures and liquidity problems, forcing it into bankruptcy. The fund's position in Charter Communications also detracted from performance. Charter came under scrutiny by investigators after Adelphia's fraud was exposed. In addition, competition from direct broadcast satellite providers has resulted in negative subscriber growth and a delay in the company's debt reduction plan. As a result of the increased default risk, I sold the fund's Charter position.

Q. How did the fund's positioning change during the past 12 months?

A. I significantly reduced its total cable holdings while, at the same time, increasing exposure to high-quality operators within the sector. Despite the industry's stable cash flows, I was concerned about direct broadcast satellite competition and the questionable path to free cash flow. I gradually increased holdings in the technology sector via such names as Xerox, Flextronics and Fairchild Semiconductor. In contrast to the telecom sector, technology companies generally have not over-leveraged their balance sheets. As a result, many are still able to generate free cash flow at the bottom of the cycle. There also are fewer health care companies in the fund. After a period of significant outperformance, many high-yield health care companies have fallen under a cloud of regulatory scrutiny, which has threatened pricing power and increased risk in the sector. I also am less positive about the ability of these companies to reduce debt. Fallen angels, such as Tyco International Group and Qwest Communications, have become a significant part of the high-yield market and the fund has increased its exposure in some of those names.

Q. What's your outlook?

A. I think valuations in the high-yield market are attractive, as its yield spread over Treasuries is historically high. Interestingly, the Moody's 12-month default rate, which rose to over 10% during the past five years, began to move lower during the past four to five months, a positive fundamental development. However, the market will remain a minefield in terms of navigating through the rash of earnings disappointments, liquidity problems and governance issues. I believe the market will continue to have a steady stream of defaults and downgrades, but I don't think it will be as bad as it had been. In addition, high-yield bond prices are at deeply discounted levels. The fund is primarily positioned in companies that generate free cash flow even in a slow growth environment. Although I am not counting on it, I think the worst of this credit cycle is behind us.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income; the fund may also seek capital appreciation

Start date: September 7, 1999

Size: as of October 31, 2002, more than $169 million

Manager: Matthew Conti, since 2001; joined Fidelity in 1995

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Matthew Conti discusses fallen angels in the high-yield market:

"Fallen angels are companies downgraded from investment-grade (rated BBB-/Baa3 or higher by Standard & Poor's/Moody's) to high-yield (BB+/Ba1 or lower). Year-to-date through September, there were $115 billion in fallen angels. This is much higher than the $68 billion, $23 billion and $15 billion during 2001, 2000 and 1999, respectively. As a result, fallen angels represent approximately 27% of the benchmark. A cautious approach is necessary to separate the companies that will continue down the rating scale to default from those that can survive and prosper as high-yield companies and eventually move back up to investment-grade. Investment-grade bondholders typically sell fallen angels, creating excess supply and downward price pressure. Their bond yields are often comparable to high-yield credits even before they are actually downgraded. This infusion of supply creates opportunities for high-yield investors to diversify into this crossover universe. Fidelity's research analysts help me get ahead of the curve, analyzing these credits in advance of downgrades. Examples of fallen angels held in the fund include Xerox, Tyco, Georgia-Pacific, Williams Companies and Gap, Inc."

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Tyco International Group SA	2.2	0.0
Nextel Communications, Inc.	2.0	0.5
Owens-Illinois, Inc.	1.6	0.7
Allied Waste North America, Inc.	1.6	1.2
Williams Companies, Inc.	1.3	0.0
	8.7
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	10.1	6.2
Technology	9.6	5.8
Energy	8.1	6.5
Cable TV	6.1	9.3
Gaming	5.0	6.3
Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA, AA, A 0%	AAA, AA, A 0.3%
BBB 7.6%	BBB 5.4%
BB 38.9%	BB 39.9%
B 40.4%	B 44.0%
CCC, CC, C 6.2%	CCC, CC, C 3.6%
Not Rated 0.4%	Not Rated 0.7%
Equities 0%	Equities 0.8%
Short-Term Investments and Net Other Assets 6.5%	Short-Term Investments and Net Other Assets 5.3%

We use ratings from Moody's Services, Inc. Where Moody's ratings are not available we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Nonconvertible Bonds 88.3%		Nonconvertible Bonds 88.8%
	Convertible Bonds, Preferred Stocks 3.8%		Convertible Bonds, Preferred Stocks 3.8%
	Common Stocks 0.0%		Common Stocks 0.1%
	Other Investments 1.4%		Other Investments 2.0%
	Short-Term Investments and Net Other Assets 6.5%		Short-Term Investments and Net Other Assets 5.3%
* Foreign investments	9.0%	** Foreign investments	4.9%

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 92.1%
	Principal Amount	Value (Note 1)
Convertible Bonds - 3.8%
Healthcare - 0.4%
HealthSouth Corp. 3.25% 4/1/03	$ 710,000	$ 674,500
Hotels - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. 0% 5/25/21 (c)	800,000	408,736
Technology - 1.5%
Celestica, Inc. liquid yield option note 0% 8/1/20	2,950,000	1,301,688
Solectron Corp. liquid yield option note:
0% 5/8/20	309,000	184,628
0% 11/20/20	2,370,000	1,078,350
		2,564,666
Telecommunications - 1.6%
Nextel Communications, Inc. 5.25% 1/15/10	3,930,000	2,741,168
TOTAL CONVERTIBLE BONDS		6,389,070
Nonconvertible Bonds - 88.3%
Aerospace - 1.0%
Alliant Techsystems, Inc. 8.5% 5/15/11	300,000	319,500
BE Aerospace, Inc. 8% 3/1/08	725,000	464,000
L-3 Communications Corp. 8% 8/1/08	150,000	156,000
Sequa Corp.:
8.875% 4/1/08	40,000	33,200
9% 8/1/09	630,000	522,900
Transdigm, Inc. 10.375% 12/1/08	140,000	141,750
		1,637,350
Air Transportation - 1.0%
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08	160,000	115,200
Continental Airlines, Inc. 8% 12/15/05	150,000	57,000
Continental Airlines, Inc. pass thru trust certificates:
6.545% 2/2/19	152,464	118,922
6.9% 1/2/17	104,779	62,868
6.954% 2/2/11	13,618	6,128
7.033% 6/15/11	137,879	77,212
8.307% 4/2/18	471,757	283,054
8.312% 10/2/12	29,447	13,251
Delta Air Lines, Inc.:
6.65% 3/15/04	630,000	441,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Air Transportation - continued
Delta Air Lines, Inc.: - continued
7.7% 12/15/05	$ 130,000	$ 80,600
8.3% 12/15/29	30,000	14,700
8.54% 1/2/07	85,865	62,681
10.14% 8/14/12	60,000	42,000
Delta Air Lines, Inc. pass thru trust certificates 7.711% 9/18/11	70,000	54,600
Northwest Airlines, Inc.:
7.625% 3/15/05	190,000	89,300
9.875% 3/15/07	170,000	76,500
Northwest Airlines, Inc. pass thru trust certificates:
7.691% 4/1/17	30,000	21,000
9.179% 10/1/11	75,696	41,633
		1,657,649
Automotive - 1.6%
Dana Corp.:
6.25% 3/1/04	300,000	291,000
6.5% 3/1/09	680,000	584,800
Dana Credit Corp. 7.25% 12/6/02 (c)	190,000	187,150
Delco Remy International, Inc. 11% 5/1/09	310,000	155,000
Dura Operating Corp. 8.625% 4/15/12	210,000	201,600
Lear Corp. 8.11% 5/15/09	325,000	338,000
Navistar International Corp. 9.375% 6/1/06	380,000	330,600
Stoneridge, Inc. 11.5% 5/1/12	230,000	193,200
United Auto Group, Inc. 9.625% 3/15/12 (c)	405,000	380,700
		2,662,050
Banks and Thrifts - 0.5%
Sovereign Bancorp, Inc.:
8.625% 3/15/04	155,000	160,231
10.5% 11/15/06	435,000	480,675
Western Financial Bank 9.625% 5/15/12	305,000	289,750
		930,656
Broadcasting - 2.8%
Chancellor Media Corp. 8.125% 12/15/07	405,000	421,200
Clear Channel Communications, Inc.:
7.65% 9/15/10	405,000	439,697
7.875% 6/15/05	400,000	423,956
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Broadcasting - continued
Granite Broadcasting Corp.:
8.875% 5/15/08	$ 75,000	$ 60,750
10.375% 5/15/05	240,000	187,200
Radio One, Inc. 8.875% 7/1/11	845,000	904,150
Sinclair Broadcast Group, Inc.:
8% 3/15/12	260,000	263,250
8% 3/15/12 (c)	230,000	232,875
8.75% 12/15/07	180,000	182,700
8.75% 12/15/11	410,000	423,325
Spanish Broadcasting System, Inc. 9.625% 11/1/09	260,000	265,850
TV Azteca SA de CV yankee 10.5% 2/15/07	1,060,000	954,000
		4,758,953
Building Materials - 0.6%
Juno Lighting, Inc. 11.875% 7/1/09	630,000	623,700
Nortek, Inc.:
9.125% 9/1/07	315,000	311,063
9.25% 3/15/07	120,000	118,800
		1,053,563
Cable TV - 6.1%
British Sky Broadcasting Group PLC (BSkyB) yankee:
6.875% 2/23/09	315,000	311,850
7.3% 10/15/06	485,000	489,850
Coaxial Communications of Central Ohio, Inc. 10% 8/15/06	470,000	394,800
Comcast Cable Communications, Inc.:
6.2% 11/15/08	85,000	80,750
6.375% 1/30/06	505,000	496,163
6.75% 1/30/11	85,000	81,112
6.875% 6/15/09	380,000	368,675
8.125% 5/1/04	1,060,000	1,049,400
Continental Cablevision, Inc.:
8.3% 5/15/06	265,000	260,238
8.875% 9/15/05	210,000	205,800
9% 9/1/08	170,000	168,300
CSC Holdings, Inc.:
7.625% 4/1/11	345,000	281,175
7.875% 12/15/07	315,000	263,025
Echostar Broadband Corp. 10.375% 10/1/07	1,975,000	2,029,313
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Cable TV - continued
EchoStar DBS Corp.:
9.125% 1/15/09	$ 480,000	$ 472,800
9.25% 2/1/06	600,000	600,000
9.375% 2/1/09	230,000	230,000
Insight Communications, Inc. 0% 2/15/11 (b)	1,585,000	586,450
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	130,000	111,800
Lenfest Communications, Inc.:
7.625% 2/15/08	90,000	88,200
8.375% 11/1/05	100,000	100,000
10.5% 6/15/06	500,000	505,000
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	135,000	117,450
Mediacom LLC/Mediacom Capital Corp. 9.5% 1/15/13	555,000	405,150
PanAmSat Corp.:
6% 1/15/03	50,000	49,625
6.125% 1/15/05	200,000	195,000
6.375% 1/15/08	140,000	128,800
8.75% 2/1/12 (c)	50,000	45,000
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (b)	525,000	141,750
12.375% 8/1/06	370,000	155,400
		10,412,876
Capital Goods - 3.4%
AGCO Corp.:
8.5% 3/15/06	40,000	40,400
9.5% 5/1/08	120,000	127,800
Case Corp. 7.25% 1/15/16	788,000	496,440
Dresser, Inc. 9.375% 4/15/11	505,000	479,750
NMHG Holding Co. 10% 5/15/09	220,000	214,500
Terex Corp.:
Series D, 8.875% 4/1/08	250,000	215,000
8.875% 4/1/08	300,000	259,500
TriMas Corp. 9.875% 6/15/12 (c)	340,000	329,800
Tyco International Group SA:
6.125% 11/1/08	115,000	98,900
6.75% 2/15/11	115,000	97,750
6.875% 1/15/29	115,000	89,700
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Capital Goods - continued
Tyco International Group SA: - continued
yankee:
5.8% 8/1/06	$ 1,100,000	$ 962,500
5.875% 11/1/04	960,000	883,200
6.25% 6/15/13	355,000	344,350
6.375% 6/15/05	335,000	304,850
6.375% 2/15/06	300,000	270,000
6.375% 10/15/11	595,000	505,750
		5,720,190
Chemicals - 2.7%
Arco Chemical Co. 9.375% 12/15/05	95,000	90,250
FMC Corp. 10.25% 11/1/09 (c)	695,000	712,375
Georgia Gulf Corp. 10.375% 11/1/07	320,000	342,400
Huntsman International LLC 9.875% 3/1/09	625,000	618,750
IMC Global, Inc.:
6.55% 1/15/05	315,000	302,400
7.3% 1/15/28	305,000	222,650
7.375% 8/1/18	65,000	46,800
7.625% 11/1/05	165,000	155,925
10.875% 6/1/08	80,000	86,000
11.25% 6/1/11	90,000	96,750
International Specialty Holdings, Inc. 10.625% 12/15/09	310,000	282,100
Lyondell Chemical Co.:
9.625% 5/1/07	170,000	159,800
9.875% 5/1/07	150,000	142,500
10.875% 5/1/09	70,000	58,800
Methanex Corp. yankee 7.75% 8/15/05	650,000	643,500
Millennium America, Inc.:
9.25% 6/15/08	310,000	303,800
9.25% 6/15/08 (c)	405,000	396,900
		4,661,700
Consumer Products - 0.5%
Hasbro, Inc.:
5.6% 11/1/05	210,000	198,450
6.15% 7/15/08	80,000	75,200
The Hockey Co. 11.25% 4/15/09	540,000	515,700
		789,350
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Containers - 3.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	$ 550,000	$ 341,000
Berry Plastics Corp. 10.75% 7/15/12	625,000	643,750
Graphic Packaging Corp. 8.625% 2/15/12	90,000	93,600
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12 (c)	300,000	305,250
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	285,000	292,838
Owens-Illinois, Inc.:
7.15% 5/15/05	1,830,000	1,701,900
7.35% 5/15/08	60,000	52,200
7.5% 5/15/10	80,000	69,600
7.8% 5/15/18	646,000	510,340
7.85% 5/15/04	440,000	418,000
8.1% 5/15/07	175,000	161,000
Silgan Holdings, Inc. 9% 6/1/09	635,000	657,225
		5,246,703
Diversified Financial Services - 1.1%
Capital One Financial Corp.:
7.25% 12/1/03	270,000	245,700
7.25% 5/1/06	670,000	547,452
8.75% 2/1/07	495,000	405,900
GATX Financial Corp. 8.875% 6/1/09	395,000	316,000
Williams Scotsman, Inc. 9.875% 6/1/07	370,000	299,700
		1,814,752
Diversified Media - 0.9%
AOL Time Warner, Inc.:
6.15% 5/1/07	440,000	435,207
7.625% 4/15/31	440,000	398,699
Corus Entertainment, Inc. 8.75% 3/1/12	190,000	195,225
Entravision Communications Corp. 8.125% 3/15/09	120,000	124,800
LBI Media, Inc. 10.125% 7/15/12 (c)	380,000	393,300
		1,547,231
Electric Utilities - 3.5%
Calpine Corp. 8.5% 2/15/11	435,000	139,200
Citizens Communications Co. 9.25% 5/15/11	265,000	279,575
CMS Energy Corp.:
6.75% 1/15/04	1,205,000	976,050
7.5% 1/15/09	165,000	118,800
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Electric Utilities - continued
CMS Energy Corp.: - continued
7.625% 11/15/04	$ 100,000	$ 79,000
8.5% 4/15/11	45,000	32,400
8.9% 7/15/08	125,000	92,500
9.875% 10/15/07	510,000	408,000
CMS Energy X-TRAS pass thru trust I 7% 1/15/05	90,000	67,500
Nevada Power Co. 10.875% 10/15/09 (c)	460,000	445,050
Oncor Electric Delivery Co. 7% 9/1/22 (c)	500,000	435,919
Pacific Gas & Electric Co. 6.25% 8/1/03	163,000	160,555
Southern California Edison Co.:
6.25% 6/15/03	40,000	39,500
8.95% 11/3/03	765,000	749,700
TXU Corp. 6.375% 6/15/06	385,000	315,700
Western Resources, Inc.:
7.875% 5/1/07	605,000	583,825
9.75% 5/1/07	1,130,000	1,005,700
		5,928,974
Energy - 8.1%
Aquila, Inc. 11.875% 7/1/12 (c)	285,000	230,850
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	440,000	442,200
Chesapeake Energy Corp.:
7.875% 3/15/04	40,000	41,700
8.125% 4/1/11	45,000	45,450
8.375% 11/1/08	900,000	918,000
Clark Refining & Marketing, Inc.:
8.625% 8/15/08	80,000	67,200
8.875% 11/15/07	200,000	148,000
CMS Panhandle Holding Co. 6.125% 3/15/04	540,000	513,000
DI Industries, Inc. 8.875% 7/1/07	545,000	558,625
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	440,000	393,800
Encore Acquisition Co. 8.375% 6/15/12 (c)	100,000	101,500
Forest Oil Corp.:
8% 6/15/08	90,000	94,500
8% 12/15/11	180,000	189,900
Frontier Oil Corp. 9.125% 2/15/06	560,000	529,200
Grant Prideco, Inc. 9.625% 12/1/07	810,000	842,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
Key Energy Services, Inc.:
8.375% 3/1/08	$ 550,000	$ 572,000
14% 1/15/09	246,000	278,595
Luscar Coal Ltd. 9.75% 10/15/11	400,000	420,000
Nuevo Energy Co. 9.5% 6/1/08	600,000	600,000
Plains Exploration & Production Co. LP 8.75% 7/1/12 (c)	390,000	389,025
Pogo Producing Co. 8.25% 4/15/11	595,000	624,750
Pride Petroleum Services, Inc. 9.375% 5/1/07	400,000	416,000
SESI LLC 8.875% 5/15/11	630,000	630,000
Teekay Shipping Corp. 8.875% 7/15/11	620,000	626,200
Tennessee Gas Pipeline Co. 7% 10/15/28	230,000	195,500
Transcontinental Gas Pipe Line:
6.125% 1/15/05	240,000	223,200
6.25% 1/15/08	355,000	312,400
8.875% 7/15/12 (c)	525,000	511,875
Utilicorp United, Inc.:
6.875% 10/1/04	110,000	90,200
7.95% 2/1/11	280,000	184,800
Western Oil Sands, Inc. 8.375% 5/1/12	390,000	389,025
Williams Companies, Inc.:
6.5% 8/1/06	585,000	356,850
7.125% 9/1/11	385,000	227,150
7.625% 7/15/19	480,000	266,400
7.875% 9/1/21	360,000	198,000
8.125% 3/15/12 (c)	580,000	359,600
9.25% 3/15/04	1,145,000	812,950
		13,800,845
Entertainment/Film - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	715,000	636,350
9.875% 2/1/12	470,000	420,650
Cinemark USA, Inc. 9.625% 8/1/08	1,215,000	1,166,400
Regal Cinemas Corp. 9.375% 2/1/12	290,000	301,600
		2,525,000
Environmental - 1.7%
Allied Waste North America, Inc.:
7.375% 1/1/04	400,000	396,000
7.625% 1/1/06	1,145,000	1,122,100
7.875% 1/1/09	300,000	291,000
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Environmental - continued
Allied Waste North America, Inc.: - continued
10% 8/1/09	$ 895,000	$ 854,725
Browning-Ferris Industries, Inc.:
6.1% 1/15/03	160,000	159,200
6.375% 1/15/08	25,000	20,500
		2,843,525
Food and Drug Retail - 1.2%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	910,000	573,300
9.125% 12/15/11	50,000	31,500
Rite Aid Corp.:
6% 12/15/05 (c)	200,000	137,000
6.125% 12/15/08 (c)	195,000	109,200
6.875% 8/15/13	655,000	340,600
7.125% 1/15/07	615,000	399,750
7.625% 4/15/05	325,000	234,000
7.7% 2/15/27	215,000	107,500
11.25% 7/1/08	135,000	94,500
		2,027,350
Food/Beverage/Tobacco - 2.8%
Canandaigua Brands, Inc. 8.625% 8/1/06	110,000	116,875
Constellation Brands, Inc. 8.125% 1/15/12	475,000	495,188
Corn Products International, Inc. 8.25% 7/15/07	215,000	212,850
Dean Foods Co.:
6.75% 6/15/05	200,000	199,000
6.9% 10/15/17	270,000	238,950
8.15% 8/1/07	285,000	289,275
Del Monte Corp. 9.25% 5/15/11	1,220,000	1,216,950
Dole Food Co., Inc.:
6.375% 10/1/05	1,585,000	1,505,750
7.25% 5/1/09	440,000	404,800
		4,679,638
Gaming - 5.0%
Alliance Gaming Corp. 10% 8/1/07	270,000	280,800
Chumash Casino & Resort Enterprise 9% 7/15/10 (c)	345,000	361,388
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	90,000	89,325
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Gaming - continued
Circus Circus Enterprises, Inc.: - continued
6.75% 7/15/03	$ 480,000	$ 480,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	540,000	561,600
Harrah's Operating Co., Inc. 7.875% 12/15/05	95,000	100,225
Herbst Gaming, Inc. 10.75% 9/1/08	740,000	765,900
Hollywood Park, Inc. 9.25% 2/15/07	215,000	184,900
Mandalay Resort Group 10.25% 8/1/07	250,000	265,000
MGM Mirage, Inc. 8.375% 2/1/11	145,000	151,525
Mirage Resorts, Inc. 7.25% 10/15/06	260,000	267,097
Mohegan Tribal Gaming Authority:
8% 4/1/12	370,000	379,250
8.125% 1/1/06	510,000	525,300
8.375% 7/1/11	405,000	417,150
8.75% 1/1/09	215,000	223,600
Park Place Entertainment Corp.:
7.875% 12/15/05	400,000	400,000
9.375% 2/15/07	515,000	540,750
Penn National Gaming, Inc. 8.875% 3/15/10	395,000	396,975
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	550,000	448,250
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	260,000	257,400
yankee 8.625% 12/15/07	115,000	117,875
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (c)	795,000	810,900
Wheeling Island Gaming, Inc. 10.125% 12/15/09	180,000	178,200
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	260,000	245,050
		8,448,460
Healthcare - 3.9%
aaiPharma, Inc. 11% 4/1/10	895,000	854,725
Alderwoods Group, Inc.:
11% 1/2/07	491,700	489,242
12.25% 1/2/09	80,000	76,000
Biovail Corp. 7.875% 4/1/10	380,000	383,800
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	110,000	116,600
HCA, Inc. 7.875% 2/1/11	405,000	437,400
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
HealthSouth Corp.:
6.875% 6/15/05	$ 270,000	$ 224,100
7% 6/15/08	120,000	87,600
Kinetic Concepts, Inc. 9.625% 11/1/07	420,000	411,600
Meditrust Corp. 7.82% 9/10/26	375,000	371,250
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (c)	440,000	432,300
Owen & Minor, Inc. 8.5% 7/15/11	280,000	294,000
PacifiCare Health Systems, Inc. 10.75% 6/1/09	1,150,000	1,196,000
Senior Housing Properties Trust 8.625% 1/15/12	360,000	352,800
Vanguard Health Systems, Inc. 9.75% 8/1/11	875,000	822,500
		6,549,917
Homebuilding/Real Estate - 4.1%
Beazer Homes USA, Inc. 8.375% 4/15/12	580,000	595,950
Champion Enterprises, Inc. 11.25% 4/15/07 (c)	335,000	234,500
Corrections Corp. of America 9.875% 5/1/09 (c)	110,000	115,775
D.R. Horton, Inc.:
8% 2/1/09	625,000	607,813
8.5% 4/15/12	760,000	752,400
iStar Financial, Inc. 8.75% 8/15/08	270,000	271,350
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	840,000	747,600
Kaufman & Broad Home Corp. 7.75% 10/15/04	210,000	211,575
KB Home 8.625% 12/15/08	300,000	303,000
Lennar Corp.:
7.625% 3/1/09	143,000	145,860
9.95% 5/1/10	452,000	488,160
LNR Property Corp.:
9.375% 3/15/08	215,000	209,625
10.5% 1/15/09	675,000	681,750
Ryland Group, Inc.:
9.125% 6/15/11	290,000	301,600
9.75% 9/1/10	290,000	308,850
Schuler Homes, Inc. 10.5% 7/15/11	130,000	129,350
Standard Pacific Corp. 9.25% 4/15/12	225,000	207,000
WCI Communities, Inc. 10.625% 2/15/11	753,000	673,935
		6,986,093
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Hotels - 1.7%
Capstar Hotel Co. 8.75% 8/15/07	$ 40,000	$ 26,800
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	395,000	392,038
Extended Stay America, Inc. 9.875% 6/15/11	205,000	194,750
Felcor Suites LP 7.375% 10/1/04	300,000	292,500
Hilton Hotels Corp. 7.625% 5/15/08	230,000	232,300
ITT Corp.:
6.75% 11/15/05	360,000	349,200
7.375% 11/15/15	140,000	127,400
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12	310,000	297,213
La Quinta Inns, Inc. 7.25% 3/15/04	200,000	197,000
MeriStar Hospitality Corp. 9% 1/15/08	275,000	226,188
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07 (c)	520,000	499,200
		2,834,589
Leisure - 1.3%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	1,055,000	907,300
Premier Parks, Inc. 0% 4/1/08 (b)	605,000	544,500
Royal Caribbean Cruises Ltd.:
7.25% 8/15/06	360,000	309,600
8.25% 4/1/05	340,000	316,200
8.75% 2/2/11	80,000	69,600
		2,147,200
Metals/Mining - 1.5%
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	820,000	721,600
Intermet Corp. 9.75% 6/15/09	540,000	469,800
P&L Coal Holdings Corp. 9.625% 5/15/08	577,000	608,735
Phelps Dodge Corp.:
8.75% 6/1/11	600,000	606,000
9.5% 6/1/31	170,000	166,600
		2,572,735
Paper - 2.5%
Georgia-Pacific Group:
7.5% 5/15/06	640,000	556,800
8.125% 5/15/11	360,000	306,000
8.875% 5/15/31	455,000	323,050
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Paper - continued
Georgia-Pacific Group: - continued
9.625% 3/15/22	$ 120,000	$ 90,000
Louisiana-Pacific Corp. 8.5% 8/15/05	790,000	797,900
Riverwood International Corp.:
10.625% 8/1/07	440,000	457,600
10.875% 4/1/08	90,000	90,900
Stone Container Corp.:
8.375% 7/1/12	795,000	814,875
9.25% 2/1/08	250,000	257,500
9.75% 2/1/11	360,000	374,400
Stone Container Finance Co. yankee 11.5% 8/15/06 (c)	90,000	93,600
		4,162,625
Publishing/Printing - 0.8%
American Media Operations, Inc. 10.25% 5/1/09	220,000	227,150
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (c)	455,000	468,650
Yell Finance BV:
0% 8/1/11 (b)	240,000	146,400
10.75% 8/1/11	440,000	446,600
		1,288,800
Railroad - 0.1%
TFM SA de CV 12.5% 6/15/12 (c)	210,000	206,850
Restaurants - 1.1%
Buffets, Inc. 11.25% 7/15/10 (c)	340,000	340,000
Friendly Ice Cream Corp. 10.5% 12/1/07	1,080,000	1,047,600
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	225,000	237,375
8.875% 4/15/11	235,000	253,800
		1,878,775
Services - 1.4%
IOS Capital, Inc. 9.75% 6/15/04	690,000	696,900
Iron Mountain, Inc.:
8.625% 4/1/13	315,000	326,813
8.75% 9/30/09	440,000	457,600
JohnsonDiversey, Inc. 9.625% 5/15/12 (c)	400,000	408,000
United Rentals, Inc.:
8.8% 8/15/08	40,000	27,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Services - continued
United Rentals, Inc.: - continued
9% 4/1/09	$ 40,000	$ 28,000
9.25% 1/15/09	660,000	471,900
		2,416,813
Steels - 0.3%
AK Steel Corp. 7.875% 2/15/09	140,000	138,250
Oregon Steel Mills, Inc. 10% 7/15/09 (c)	190,000	190,000
Steel Dynamics, Inc. 9.5% 3/15/09 (c)	160,000	166,000
		494,250
Super Retail - 4.1%
Amazon.com, Inc. 0% 5/1/08 (b)	1,160,000	1,125,200
Asbury Automotive Group, Inc. 9% 6/15/12	320,000	268,800
AutoNation, Inc. 9% 8/1/08	580,000	588,700
Dillard's, Inc.:
6.125% 11/1/03	110,000	109,175
6.39% 8/1/03	345,000	339,825
Gap, Inc.:
5.625% 5/1/03	535,000	535,000
9.9% 12/15/05	1,325,000	1,318,375
10.55% 12/15/08	160,000	162,400
Hollywood Entertainment Corp. 10.625% 8/15/04	805,000	813,050
J. Crew Group, Inc. 13.125% 10/15/08	680,000	272,000
JCPenney Co., Inc. 9% 8/1/12 (c)	272,000	257,040
Michaels Stores, Inc. 9.25% 7/1/09	530,000	559,150
PETCO Animal Supplies, Inc. 10.75% 11/1/11	270,000	292,950
Saks, Inc.:
7.25% 12/1/04	40,000	38,800
8.25% 11/15/08	250,000	228,750
9.875% 10/1/11	82,000	78,720
		6,987,935
Technology - 8.1%
ChipPAC International Ltd. 12.75% 8/1/09	300,000	291,750
Computer Associates International, Inc. 6.375% 4/15/05	685,000	643,900
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	815,000	806,850
Fairchild Semiconductor Corp.:
10.375% 10/1/07	865,000	890,950
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Technology - continued
Fairchild Semiconductor Corp.: - continued
10.5% 2/1/09	$ 250,000	$ 260,000
Fisher Scientific International, Inc.:
8.125% 5/1/12	315,000	319,725
9% 2/1/08	300,000	310,500
Flextronics International Ltd.:
9.875% 7/1/10	705,000	736,725
yankee 8.75% 10/15/07	1,395,000	1,395,000
Ingram Micro, Inc. 9.875% 8/15/08	1,500,000	1,560,000
Micron Technology, Inc. 6.5% 9/30/05 (e)	2,000,000	1,760,000
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 5/15/08 (c)	230,000	138,000
Seagate Technology HDD Holdings 8% 5/15/09 (c)	765,000	772,650
Solectron Corp. 7.375% 3/1/06	305,000	262,300
Unisys Corp. 8.125% 6/1/06	840,000	846,300
Xerox Capital (Europe) PLC 5.875% 5/15/04	1,285,000	1,130,800
Xerox Corp.:
5.25% 12/15/03	225,000	207,000
5.5% 11/15/03	570,000	530,100
7.15% 8/1/04	260,000	231,400
9.75% 1/15/09 (c)	335,000	283,075
Xerox Credit Corp. 6.1% 12/16/03	300,000	279,000
		13,656,025
Telecommunications - 7.4%
AirGate PCS, Inc. 0% 10/1/09 (b)	490,000	39,200
American Cellular Corp. 9.5% 10/15/09	200,000	24,000
American Tower Corp. 9.375% 2/1/09	870,000	491,550
AT&T Wireless Services, Inc.:
7.875% 3/1/11	190,000	165,300
8.125% 5/1/12	1,400,000	1,218,000
Avaya, Inc. 11.125% 4/1/09	520,000	395,200
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	345,000	155,250
Cincinnati Bell Telephone Co. 6.3% 12/1/28	430,000	279,500
Crown Castle International Corp.:
9.375% 8/1/11	1,430,000	1,015,300
9.5% 8/1/11	100,000	70,500
10.75% 8/1/11	110,000	83,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Telecommunications - continued
Dobson Communications Corp. 10.875% 7/1/10	$ 260,000	$ 182,000
Motorola, Inc. 6.75% 2/1/06	535,000	527,863
Nextel Communications, Inc.:
9.375% 11/15/09	100,000	86,000
9.5% 2/1/11	335,000	284,750
9.75% 10/31/07	135,000	117,450
Nextel Partners, Inc. 0% 2/1/09 (b)	620,000	365,800
Qwest Capital Funding, Inc.:
5.875% 8/3/04	555,000	424,575
7% 8/3/09	425,000	235,875
7.25% 2/15/11	675,000	374,625
7.75% 8/15/06	475,000	294,500
Qwest Corp. 8.875% 3/15/12 (c)	1,045,000	950,950
Rogers Cantel, Inc. yankee 9.375% 6/1/08	60,000	50,400
Rogers Wireless, Inc. 9.625% 5/1/11	900,000	738,000
Rural Cellular Corp.:
9.625% 5/15/08	170,000	83,300
9.75% 1/15/10	115,000	50,600
Satelites Mexicanos SA de CV 6.29% 6/30/04 (c)(d)	505,000	429,250
Tritel PCS, Inc. 10.375% 1/15/11	542,000	498,640
Triton PCS, Inc.:
8.75% 11/15/11	195,000	138,450
9.375% 2/1/11	1,445,000	1,054,850
U.S. West Capital Funding, Inc.:
6.375% 7/15/08	345,000	188,025
6.875% 7/15/28	460,000	207,000
U.S. West Communications:
5.65% 11/1/04	150,000	130,500
6.875% 9/15/33	455,000	311,675
7.2% 11/1/04	550,000	514,250
VoiceStream Wireless Corp.:
0% 11/15/09 (b)	365,000	299,300
10.375% 11/15/09	71,000	73,130
		12,549,158
Textiles & Apparel - 0.9%
Russell Corp. 9.25% 5/1/10 (c)	390,000	402,675
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Textiles & Apparel - continued
The William Carter Co. 10.875% 8/15/11	$ 340,000	$ 367,200
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	740,000	732,600
		1,502,475
TOTAL NONCONVERTIBLE BONDS		149,381,055
TOTAL CORPORATE BONDS (Cost $161,116,300)		155,770,125
Commercial Mortgage Securities - 0.3%

CS First Boston Mortgage Securities Corp. Series 2000-FL1A Class F, 4.8648% 12/15/09 (c)(d)	100,000	97,526
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.3057% 11/18/31 (c)(d)	400,000	397,703
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (c)	100,000	82,469
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $489,959)		577,698
Floating Rate Loans - 1.1%

Telecommunications - 1.1%
Nextel Finance Co.:
Tranche B term loan 5.1875% 6/30/08 (d)	1,055,000	938,950
Tranche C term loan 5.4375% 12/31/08 (d)	1,055,000	938,950
TOTAL FLOATING RATE LOANS (Cost $1,850,709)		1,877,900
Money Market Funds - 7.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.83% (a) (Cost $12,969,356)	12,969,356	$ 12,969,356
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $176,426,324)		171,195,079
NET OTHER ASSETS - (1.2)%		(2,035,609)
NET ASSETS - 100%		$ 169,159,470
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,250,606 or 8.4% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	8/8/02 - 9/16/02	$ 1,773,750
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $218,986,981 and $131,483,157, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,760,000 or 1.0% of net assets.

Loans & Other Direct Debt Instruments
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $1,877,900 or 1.1% of net assets.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $18,170,000 of which $6,000, $199,000, $7,062,000 and $10,903,000 will expire on October 31, 2007, 2008, 2009 and 2010, respectively.

A total of .20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $176,426,324) - See accompanying schedule		$ 171,195,079
Cash		450,625
Receivable for investments sold		1,248,145
Receivable for fund shares sold		1,077,461
Interest receivable		3,919,826
Receivable from investment adviser for expense reductions		17,924
Total assets		177,909,060

Liabilities
Payable for investments purchased	$ 7,810,132
Payable for fund shares redeemed	411,029
Distributions payable	328,064
Accrued management fee	76,120
Distribution fees payable	50,727
Other payables and accrued expenses	73,518
Total liabilities		8,749,590

Net Assets		$ 169,159,470
Net Assets consist of:
Paid in capital		$ 191,579,980
Undistributed net investment income		1,057,241
Accumulated undistributed net realized gain (loss) on investments		(18,246,580)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,231,171)
Net Assets		$ 169,159,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($31,456,454 ÷ 3,985,615 shares)	$ 7.89

Maximum offering price per share (100/95.25 of $7.89)	$ 8.28
Class T: Net Asset Value and redemption price per share ($35,750,563 ÷ 4,533,382 shares)	$ 7.89

Maximum offering price per share (100/96.50 of $7.89)	$ 8.18
Class B: Net Asset Value and offering price per share ($32,854,365 ÷ 4,167,832 shares) A	$ 7.88

Class C: Net Asset Value and offering price per share ($20,719,282 ÷ 2,628,247 shares) A	$ 7.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($48,378,806 ÷ 6,125,321 shares)	$ 7.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Dividends		$ 119,278
Interest		12,529,527
Total income		12,648,805

Expenses
Management fee	$ 776,538
Transfer agent fees	257,084
Distribution fees	575,272
Accounting fees and expenses	70,734
Non-interested trustees' compensation	444
Custodian fees and expenses	21,811
Registration fees	71,420
Audit	34,099
Legal	3,098
Miscellaneous	11,164
Total expenses before reductions	1,821,664
Expense reductions	(105,889)	1,715,775
Net investment income (loss)		10,933,030
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(11,311,678)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,154,157)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		(4,154,150)
Net gain (loss)		(15,465,828)
Net increase (decrease) in net assets resulting from operations		$ (4,532,798)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,933,030	$ 5,502,050
Net realized gain (loss)	(11,311,678)	(7,150,514)
Change in net unrealized appreciation (depreciation)	(4,154,150)	2,492,540
Net increase (decrease) in net assets resulting from operations	(4,532,798)	844,076
Distributions to shareholders from net investment income	(10,040,526)	(5,386,004)
Share transactions - net increase (decrease)	93,580,401	50,936,164
Total increase (decrease) in net assets	79,007,077	46,394,236

Net Assets
Beginning of period	90,152,393	43,758,157
End of period (including undistributed net investment income of $1,057,241 and undistributed net investment income of $369,549, respectively)	$ 169,159,470	$ 90,152,393

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 9.35	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.709 H	.760	.895	.116
Net realized and unrealized gain (loss)	(.908) H	(.602)	(.640)	(.091)
Total from investment operations	(.199)	.158	.255	.025
Distributions from net investment income	(.661)	(.758)	(.825)	(.105)
Net asset value, end of period	$ 7.89	$ 8.75	$ 9.35	$ 9.92
Total Return B, C, D	(2.49)%	1.83%	2.40%	.25%
Ratios to Average Net Assets G
Expenses before expense reductions	1.02%	1.14%	1.70%	11.82% A
Expenses net of voluntary waivers, if any	1.00%	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	.99%	.98%	1.00% A
Net investment income (loss)	8.42% H	8.50%	9.17%	7.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,456	$ 28,046	$ 13,295	$ 739
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 7, 1999 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.061 and decrease net realized and unrealized gain (loss) per share by $.061. Without this change the ratio of net investment income (loss) to average net assets would have been 7.69%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.74	$ 9.35	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.695 H	.753	.898	.112
Net realized and unrealized gain (loss)	(.893) H	(.613)	(.656)	(.089)
Total from investment operations	(.198)	.140	.242	.023
Distributions from net investment income	(.652)	(.750)	(.812)	(.103)
Net asset value, end of period	$ 7.89	$ 8.74	$ 9.35	$ 9.92
Total Return B, C, D	(2.47)%	1.63%	2.27%	.23%
Ratios to Average Net Assets G
Expenses before expense reductions	1.24%	1.39%	1.83%	11.91% A
Expenses net of voluntary waivers, if any	1.10%	1.10%	1.10%	1.10% A
Expenses net of all reductions	1.10%	1.09%	1.08%	1.10% A
Net investment income (loss)	8.32% H	8.40%	9.07%	7.82% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,751	$ 16,814	$ 8,936	$ 2,422
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 7, 1999 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.061 and decrease net realized and unrealized gain (loss) per share by $.061. Without this change the ratio of net investment income (loss) to average net assets would have been 7.59%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.74	$ 9.34	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.641 H	.692	.830	.102
Net realized and unrealized gain (loss)	(.904) H	(.601)	(.663)	(.083)
Total from investment operations	(.263)	.091	.167	.019
Distributions from net investment income	(.597)	(.691)	(.747)	(.099)
Net asset value, end of period	$ 7.88	$ 8.74	$ 9.34	$ 9.92
Total Return B, C, D	(3.23)%	1.08%	1.50%	.19%
Ratios to Average Net Assets G
Expenses before expense reductions	1.83%	1.94%	2.47%	12.54% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.75%	1.75%	1.73%	1.75% A
Net investment income (loss)	7.67% H	7.74%	8.42%	7.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,854	$ 19,694	$ 10,054	$ 2,089
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 7, 1999 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.061 and decrease net realized and unrealized gain (loss) per share by $.061. Without this change the ratio of net investment income (loss) to average net assets would have been 6.94%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.74	$ 9.35	$ 9.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.635 H	.684	.819	.101
Net realized and unrealized gain (loss)	(.906) H	(.612)	(.643)	(.093)
Total from investment operations	(.271)	.072	.176	.008
Distributions from net investment income	(.589)	(.682)	(.736)	(.098)
Net asset value, end of period	$ 7.88	$ 8.74	$ 9.35	$ 9.91
Total Return B, C, D	(3.32)%	.86%	1.60%	.08%
Ratios to Average Net Assets G
Expenses before expense reductions	1.90%	2.03%	2.60%	12.67% A
Expenses net of voluntary waivers, if any	1.85%	1.85%	1.85%	1.85% A
Expenses net of all reductions	1.85%	1.84%	1.83%	1.85% A
Net investment income (loss)	7.57% H	7.65%	8.32%	7.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,719	$ 14,218	$ 6,563	$ 1,854
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 7, 1999 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.061 and decrease net realized and unrealized gain (loss) per share by $.061. Without this change the ratio of net investment income (loss) to average net assets would have been 6.84%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 9.35	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.709 G	.772	.910	.118
Net realized and unrealized gain (loss)	(.886) G	(.599)	(.638)	(.091)
Total from investment operations	(.177)	.173	.272	.027
Distributions from net investment income	(.673)	(.773)	(.842)	(.107)
Net asset value, end of period	$ 7.90	$ 8.75	$ 9.35	$ 9.92
Total Return B, C	(2.23)%	2.00%	2.57%	.28%
Ratios to Average Net Assets F
Expenses before expense reductions	.96%	1.04%	1.62%	11.66% A
Expenses net of voluntary waivers, if any	.85%	.85%	.85%	.85% A
Expenses net of all reductions	.85%	.84%	.83%	.85% A
Net investment income (loss)	8.57% G	8.65%	9.32%	8.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,379	$ 11,381	$ 4,910	$ 719
Portfolio turnover rate	105%	139%	157%	331% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 7, 1999 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 30, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.060 and decrease net realized and unrealized gain (loss) per share by $.060. Without this change the ratio of net investment income (loss) to average net assets would have been 7.84%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 3,698,149	|
Unrealized depreciation	(7,961,414)
Net unrealized appreciation (depreciation)	$ (4,263,265)
Undistributed ordinary income	1,323,102
Capital loss carryforward	(18,169,606)
Total Distributable earnings	$ (21,109,769)
Cost for federal income tax purposes	$ 175,458,344

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 10,040,526	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $228,695 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $979,730; decrease net unrealized appreciation/depreciation by $708,936; and decrease net realized gain (loss) by $270,794. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 49,115	$ 22
Class T	0%	.25%	70,122	0
Class B	.65%	.25%	260,151	187,887
Class C	.75%	.25%	195,884	86,666
			$ 575,272	$ 274,575

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 34,003	$ 14,780
Class T	55,238	16,031
Class B*	108,169	108,169
Class C*	16,916	16,916
	$ 214,326	$ 155,896

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 42,081.13
Class T	71,463.25
Class B	55,510.19
Class C	33,239.17
Institutional Class	54,791.22
	$ 257,084

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $131,978 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.00%	$ 5,175
Class T	1.10%	38,726
Class B	1.75%	21,824
Class C	1.85%	10,612
Institutional Class	.85%	26,915
		$ 103,252

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $84 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,553.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 2,543,786	$ 1,749,285
Class T	2,141,296	1,137,979
Class B	2,030,312	1,058,754
Class C	1,355,055	810,648
Institutional Class	1,970,077	629,338
Total	$ 10,040,526	$ 5,386,004

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	2,194,392	2,533,687	$ 18,769,405	$ 22,914,434
Reinvestment of distributions	249,964	155,485	2,101,329	1,389,344
Shares redeemed	(1,664,899)	(904,430)	(13,995,996)	(8,058,764)
Net increase (decrease)	779,457	1,784,742	$ 6,874,738	$ 16,245,014
Class T
Shares sold	4,891,152	2,309,933	$ 40,917,173	$ 20,669,949
Reinvestment of distributions	183,191	84,867	1,530,517	760,166
Shares redeemed	(2,464,273)	(1,427,546)	(20,312,658)	(12,897,913)
Net increase (decrease)	2,610,070	967,254	$ 22,135,032	$ 8,532,202
Class B
Shares sold	3,194,827	1,784,230	$ 27,146,325	$ 15,988,787
Reinvestment of distributions	126,092	61,369	1,054,847	547,782
Shares redeemed	(1,407,028)	(667,689)	(11,769,382)	(5,915,821)
Net increase (decrease)	1,913,891	1,177,910	$ 16,431,790	$ 10,620,748
Class C
Shares sold	2,780,792	1,714,911	$ 23,675,785	$ 15,494,456
Reinvestment of distributions	81,892	53,198	686,313	475,896
Shares redeemed	(1,861,323)	(843,363)	(15,716,727)	(7,607,184)
Net increase (decrease)	1,001,361	924,746	$ 8,645,371	$ 8,363,168
Institutional Class
Shares sold	5,522,402	1,389,028	$ 45,295,480	$ 12,506,494
Reinvestment of distributions	159,936	67,331	1,333,527	600,152
Shares redeemed	(857,398)	(680,841)	(7,135,537)	(5,931,614)
Net increase (decrease)	4,824,940	775,518	$ 39,493,470	$ 7,175,032

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 267 funds advised by FMR or an affiliate. Mr. McCoy oversees 269 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor High Income. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001)
and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy
Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Trustee of Fidelity Advisor Series II. Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

Name, Age; Principal Occupation
William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of Advisor High Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Matthew Conti (36)

Year of Election or Appointment: 2001

Vice President of Advisor High Income. Mr. Conti is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1999

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor High Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor High Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Pricing and Cash Management Services Group (FPCMS), where he was appointed in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1999 Assistant Treasurer of Advisor High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor High Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AHII-ANN-1202 158302
1.728716.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Intermediate Bond

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

|Fidelity® Advisor Intermediate Bond Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class A
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL A	5.44%	37.78%	87.18%
Fidelity Adv Int Bond - CL A (incl. 3.75% sales charge)	1.48%	32.61%	80.16%
LB Int Govt/Credit Bond	5.91%	41.95%	95.90%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	33.84%	78.78%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Lehman Brothers® Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Annual Report

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL A	5.44%	6.62%	6.47%
Fidelity Adv Int Bond - CL A (incl. 3.75% sales charge)	1.48%	5.81%	6.06%
LB Int Gov/Credit Bond	5.91%	7.26%	6.96%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	5.99%	5.97%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class A
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Intermediate Bond Fund - Class A on October 31, 1992, and the current 3.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.99%	6.39%	6.32%	5.36%	5.71%
Capital returns	0.45%	6.89%	0.00%	-4.36%	1.70%
Total returns	5.44%	13.28%	6.32%	1.00%	7.41%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.02¢	25.60¢	52.56¢
Annualized dividend rate	4.31%	4.66%	4.86%
30-day annualized yield	4.00%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.99 over the past one month, $10.90 over the past six months and $10.82 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 3.75% sales charge.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.25% 12b-1 fee that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL T	5.21%	36.85%	85.99%
Fidelity Adv Int Bond - CL T (incl. 2.75% sales charge)	2.32%	33.08%	80.87%
LB Int Govt/Credit Bond	5.91%	41.95%	95.90%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	33.84%	78.78%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Lehman Brothers Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL T	5.21%	6.47%	6.40%
Fidelity Adv Int Bond - CL T (incl. 2.75% sales charge)	2.32%	5.88%	6.11%
LB Int Govt/Credit Bond	5.91%	7.26%	6.96%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	5.99%	5.97%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Class T on October 31, 1992, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class T
Performance - continued

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.85%	6.22%	6.18%	5.25%	5.64%
Capital returns	0.36%	6.89%	0.00%	-4.27%	1.60%
Total returns	5.21%	13.11%	6.18%	0.98%	7.24%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.91¢	24.96¢	51.23¢
Annualized dividend rate	4.19%	4.54%	4.73%
30-day annualized yield	3.92%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.00 over the past one month, $10.90 over the past six months and $10.83 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 2.75% sales charge.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance.

The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1 fee (1.00% prior to January 1, 1996) that is reflected in returns after June 30, 1994. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T and reflect Class T shares' 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 3%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL B	4.52%	32.64%	75.65%
Fidelity Adv Int Bond - CL B (incl. contingent deferred sales charge)	1.52%	32.64%	75.65%
LB Int Govt/Credit Bond	5.91%	41.95%	95.90%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	33.84%	78.78%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Lehman Brothers Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL B	4.52%	5.81%	5.79%
Fidelity Adv Int Bond - CL B (incl. contingent deferred sales charge)	1.52%	5.81%	5.79%
LB Int Govt/Credit Bond	5.91%	7.26%	6.96%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	5.99%	5.97%

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Class B on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class B
Performance - continued

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.16%	5.51%	5.50%	4.65%	4.93%
Capital returns	0.36%	6.89%	0.00%	-4.28%	1.70%
Total returns	4.52%	12.40%	5.50%	0.37%	6.63%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.28¢	21.29¢	44.00¢
Annualized dividend rate	3.52%	3.88%	4.07%
30-day annualized yield	3.37%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.98 over the past one month, $10.89 over the past six months and $10.82 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance.

The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between June 30, 1994 (the date Class B shares were first offered) and November 3, 1997 are those of Class B and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T and reflect Class T shares' 0.25% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 and prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class C
Performance - continued

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL C	4.45%	31.75%	74.47%
Fidelity Adv Int Bond - CL C (incl. contingent deferred sales charge)	3.45%	31.75%	74.47%
LB Int Govt/Credit Bond	5.91%	41.95%	95.90%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	33.84%	78.78%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Lehman Brothers Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - CL C	4.45%	5.67%	5.72%
Fidelity Adv Int Bond - CL C (incl. contingent deferred sales charge)	3.45%	5.67%	5.72%
LB Int Govt/Credit Bond	5.91%	7.26%	6.96%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	5.99%	5.97%

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Class C on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Class C
Performance - continued

Total Return Components

	Years ended October 31,				November 3, 1997 (commencement of sale of Class C shares) to October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.09%	5.44%	5.42%	4.56%	4.77%
Capital returns	0.36%	6.90%	0.00%	-4.37%	1.80%
Total returns	4.45%	12.34%	5.42%	0.19%	6.57%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.22¢	20.90¢	43.20¢
Annualized dividend rate	3.45%	3.81%	4.00%
30-day annualized yield	3.31%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.97 over the past one month, $10.88 over the past six months and $10.81 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the late summer, as record-low interest rates triggered another massive refinancing wave. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant fourth-place finish, returning 4.34%. Although corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Advisor Intermediate Bond Fund

Q. How did the fund perform, Andy?

A. For the 12-month period that ended October 31, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of 5.44%, 5.21%, 4.52% and 4.45%, respectively. To get a sense of how the fund did relative to its competitors, the return for the short-intermediate investment grade debt funds average as tracked by Lipper Inc. was 3.64%. Additionally, the Lehman Brothers Intermediate Government/Credit Bond Index - which tracks the types of securities in which the fund invests - returned 5.91% for the same 12-month period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What helped the fund beat its peers?

A. Much of the fund's outperformance stemmed from my choices in the corporate bond market. Early in the period, I kept the fund's corporate holdings diversified among a variety of issuers across an array of industry groups. That diversification helped ensure that the fund's return wasn't overly dependent on the performance of one or two securities or a specific industry group. While diversification is always important, it was particularly beneficial when the market came under pressure. Later, the ability of Fidelity's credit research group to identify attractive bargains amid all the weakness during this past summer gave us the opportunity to buy bonds we felt offered a good risk/return profile at cheap prices and to build more concentrated positions in them. When the market later rebounded - due in part to the Securities and Exchange Commission's corporate disclosure and affirmation deadline passing without major new revelations - many of those purchases performed quite well. This was particularly true of our holdings in the media, telecommunications and cable industries.

Q. What other factors helped?

A. The fund's stake in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also helped the fund's performance. Strong demand helped lift the prices of ABS - which are backed by assets such as car loans and credit cards and are structured in a way that enhances the safety of the securities. ABS returns also were helped as investors sought refuge from corporate debt woes and problems related to a slowing economy. CMBS, which are backed by pools of commercial property mortgages - also posted good gains as investors increasingly sought out investments with visible assets and good revenue streams, as well as those with relatively high credit quality and high yields. In addition, the fund's performance was aided by my decision to stick with the higher-quality securities within both the ABS and CMBS markets. Lower-quality securities generally didn't perform as well, due to weak economic conditions and questions about the performance of the specific assets that backed the securities.

Q. What was your approach to the Treasury market?

A. I kept the fund's weighting in Treasuries relatively light compared to their weighting in the Lehman Brothers index. That underweighting stemmed from my view that higher-yielding securities - such as corporate, mortgage and agency securities - offered the potential for better total return. The Treasury market strengthened amid geopolitical and economic uncertainty, surprising many analysts who expected it to retrench in response to an improving economy. Despite their recent strong showing, I continued to keep only a small exposure to Treasuries given my view that they don't offer a lot of value because current low levels of interest rates limit their potential for future gains.

Annual Report

Q. What's your outlook?

A. As challenging as the corporate bond market has been, I believe it offers a good combination of attractive prices, high yields and potential for better total return when compared to the Treasury market. But I also expect volatility to continue until the economy gets on a sturdier path toward growth. So I'll continue to draw heavily on Fidelity's research and focus on finding specific bonds that I feel offer a reasonable combination of risk and reward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income; may also seek capital appreciation

Start date: February 2, 1984

Size: as of October 31, 2002, more than $1.2 billion

Manager: Andrew Dudley, since 1999; joined Fidelity in 1996

3

Andrew Dudley on the attractiveness of investment-grade corporate bonds:

"Anemic economic growth, accounting scandals and geopolitical uncertainty have resulted in a significant decline in investors' appetite for risk so far in 2002. That aversion to risk has touched nearly every type of investment, except U.S. Treasuries, which have minimal credit risk, given their backing by the full faith and credit of the U.S. government. Corporate bonds certainly weren't spared by the volatile economic landscape. Investors demanded growing and, ultimately, unusually large amounts of extra yield on corporate bonds. That higher yield relative to Treasuries - known as the ´spread' - reflected the fact that investors demanded more yield to take on credit risk. At the end of October 2002, investment-grade corporate bonds yielded roughly 2.5 percentage points more than Treasuries, the biggest spread we've seen since 1992. In my view, lower prices and high spreads suggest that select corporate bonds are poised to outpace Treasuries. The challenge will be to choose wisely. I believe this is in exactly the type of environment where Fidelity's credit research process is rewarded."

Annual Report

Investment Changes

Average Years to Maturity as of October 31, 2002
6 months ago
Years	4.7	5.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	3.5	3.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
U.S. Governments 38.5%	U.S. Governments 27.9%
AAA 14.1%	AAA 15.9%
AA 7.0%	AA 8.6%
A 18.5%	A 21.6%
BBB 19.2%	BBB 21.4%
BB and Below 1.8%	BB and Below 0.4%
Not Rated 0.1%	Not Rated 0.5%
Short-Term Investments and Net Other Assets 0.8%	Short-Term Investments and Net Other Assets 3.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Corporate Bonds 39.9%		Corporate Bonds 46.1%
	U.S. Governments 38.5%		U.S. Governments 27.9%
	Asset-Backed Securities 10.0%		Asset-Backed Securities 9.8%
	CMOs and Other Mortgage-Related Securities 8.5%		CMOs and Other Mortgage-Related Securities 9.1%
	Other Investments 2.3%		Other Investments 3.4%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	8.2%	** Foreign investments	10.2%
* Futures and Swaps	9.1%	** Futures and Swaps	(0.1)%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 38.5%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.7%
Auto Components - 0.6%
DaimlerChrysler North America Holding Corp.:
6.4% 5/15/06	$ 1,000,000	$ 1,059,573
6.9% 9/1/04	1,500,000	1,580,376
7.2% 9/1/09	680,000	727,314
7.4% 1/20/05	800,000	851,249
7.75% 6/15/05	2,100,000	2,271,383
		6,489,895
Media - 3.1%
AOL Time Warner, Inc.:
5.625% 5/1/05	4,300,000	4,283,540
6.125% 4/15/06	2,400,000	2,373,737
6.75% 4/15/11	1,700,000	1,662,382
6.875% 5/1/12	2,500,000	2,469,728
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,000,000	2,020,000
Clear Channel Communications, Inc. 7.875% 6/15/05	375,000	397,459
Continental Cablevision, Inc. 8.3% 5/15/06	6,520,000	6,402,836
Cox Communications, Inc.:
7.125% 10/1/12	1,580,000	1,632,435
7.5% 8/15/04	1,850,000	1,900,855
7.75% 8/15/06	1,450,000	1,538,280
Gannett Co., Inc. 5.5% 4/1/07	2,010,000	2,182,140
Hearst-Argyle Television, Inc. 7% 11/15/07	1,000,000	988,873
News America Holdings, Inc.:
7.375% 10/17/08	2,000,000	2,101,776
8.5% 2/15/05	2,765,000	2,923,244
Shaw Communications, Inc. 7.2% 12/15/11	3,000,000	2,584,719
TCI Communications, Inc.:
6.375% 5/1/03	1,400,000	1,394,302
8.65% 9/15/04	900,000	909,586
		37,765,892
TOTAL CONSUMER DISCRETIONARY		44,255,787
CONSUMER STAPLES - 0.6%
Food & Drug Retailing - 0.1%
Fred Meyer, Inc. 7.375% 3/1/05	1,500,000	1,631,499
Tobacco - 0.5%
Philip Morris Companies, Inc. 7.5% 4/1/04	750,000	790,708
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc.:
7.25% 6/1/12	$ 3,750,000	$ 3,824,749
7.75% 5/15/06	930,000	1,003,275
		5,618,732
TOTAL CONSUMER STAPLES		7,250,231
ENERGY - 0.9%
Energy Equipment & Services - 0.1%
Petroliam Nasional BHD (Petronas) yankee 7.125% 10/18/06 (b)	1,200,000	1,346,280
Oil & Gas - 0.8%
Barrett Resources Corp. 7.55% 2/1/07	360,000	336,360
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	2,000,000	2,097,464
Pemex Project Funding Master Trust 7.875% 2/1/09 (b)	3,000,000	3,093,750
Union Pacific Resources Group, Inc. 7% 10/15/06	2,700,000	3,015,355
Valero Energy Corp. 6.875% 4/15/12	1,075,000	1,036,543
		9,579,472
TOTAL ENERGY		10,925,752
FINANCIALS - 21.7%
Banks - 3.9%
Abbey National First Capital BV yankee 8.2% 10/15/04	1,900,000	2,109,530
Abbey National PLC 6.69% 10/17/05	1,020,000	1,132,669
Australia & New Zealand Banking Group Ltd. yankee 6.25% 2/1/04	1,200,000	1,254,894
Bank of America Corp.:
4.75% 10/15/06	985,000	1,038,422
7.125% 9/15/06	2,000,000	2,265,196
Bank of New York Co., Inc. 8.5% 12/15/04	2,500,000	2,817,813
BankBoston Corp. 6.625% 2/1/04	960,000	1,003,244
Capital One Bank 6.5% 7/30/04	2,000,000	1,843,168
Citicorp 6.75% 8/15/05	970,000	1,076,120
First Union Corp. 7.55% 8/18/05	1,445,000	1,623,458
Fleet Financial Group, Inc. 7.125% 4/15/06	2,240,000	2,431,726
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
FleetBoston Financial Corp.:
4.875% 12/1/06	$ 1,000,000	$ 1,030,592
7.25% 9/15/05	1,800,000	1,938,757
Korea Development Bank:
7.125% 4/22/04	725,000	773,653
7.375% 9/17/04	1,110,000	1,201,046
MBNA Corp.:
6.25% 1/17/07	1,155,000	1,180,471
6.34% 6/2/03	450,000	459,425
Mellon Bank NA, Pittsburgh:
6.5% 8/1/05	2,000,000	2,210,360
7.375% 5/15/07	1,800,000	2,076,862
Mercantile Bancorp, Inc. 7.3% 6/15/07	835,000	955,234
PNC Funding Corp. 5.75% 8/1/06	5,215,000	5,474,024
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	3,100,000	3,482,918
9.118% 3/31/49	2,900,000	3,524,451
U.S. Bank NA, Minnesota 5.7% 12/15/08	2,000,000	2,169,954
Wells Fargo & Co. 6.625% 7/15/04	2,125,000	2,281,751
		47,355,738
Diversified Financials - 13.5%
ABN AMRO NA Holding Pfd. Capital Repackage Trust I yankee 6.523% 12/29/49 (a)(b)	4,000,000	3,976,900
Alliance Capital Management LP 5.625% 8/15/06	1,495,000	1,565,030
American Gen. Finance Corp. 5.875% 7/14/06	2,350,000	2,497,648
Amvescap PLC 6.6% 5/15/05	4,000,000	4,314,640
Associates Corp. of North America:
5.8% 4/20/04	1,005,000	1,056,002
7.75% 2/15/05	2,700,000	2,981,156
CIT Group, Inc.:
6.5% 2/7/06	260,000	259,106
7.375% 4/2/07	480,000	495,852
7.75% 4/2/12	2,000,000	2,044,492
Citigroup, Inc.:
5% 3/6/07	920,000	970,585
5.625% 8/27/12	1,500,000	1,543,185
5.75% 5/10/06	3,575,000	3,829,640
7.25% 10/1/10	700,000	793,207
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc.:
5.5% 8/1/06	$ 70,000	$ 72,732
6.85% 6/15/04	3,460,000	3,652,456
6.935% 7/16/07	2,450,000	2,699,403
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	2,460,000	2,566,867
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	2,020,000	1,838,918
7.92% 5/18/12	4,845,000	3,641,384
Deutsche Telekom International Finance BV 8.25% 6/15/05	4,000,000	4,310,840
Ford Motor Credit Co.:
5.8% 1/12/09	6,510,000	5,497,207
6.5% 1/25/07	2,000,000	1,811,508
6.875% 2/1/06	6,950,000	6,407,546
7.375% 10/28/09	2,000,000	1,809,996
7.75% 11/15/02	100,000	100,038
General Electric Capital Corp. 4.625% 9/15/09	3,700,000	3,729,911
General Motors Acceptance Corp.:
6.75% 1/15/06	9,885,000	9,792,298
6.875% 9/15/11	2,905,000	2,646,981
7.5% 7/15/05	320,000	328,365
7.75% 1/19/10	2,060,000	2,010,651
Goldman Sachs Group, Inc. 7.625% 8/17/05	4,550,000	5,081,126
Household Finance Corp.:
6.5% 1/24/06	2,140,000	1,930,182
8% 5/9/05	1,820,000	1,711,279
HSBC Capital Funding LP 9.547% 12/31/49 (a)(b)	6,500,000	7,852,065
J.P. Morgan Chase & Co.:
5.35% 3/1/07	3,270,000	3,442,126
5.625% 8/15/06	1,125,000	1,192,400
Legg Mason, Inc. 6.75% 7/2/08	2,850,000	3,083,777
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	2,400,000	2,582,038
6.625% 1/18/12	2,600,000	2,821,595
Merrill Lynch & Co., Inc.:
6.13% 5/16/06	3,000,000	3,210,162
6.15% 1/26/06	2,000,000	2,140,612
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Monumental Global Funding II 6.05% 1/19/06 (b)	$ 4,500,000	$ 4,877,132
Morgan Stanley:
6.1% 4/15/06	4,445,000	4,772,650
7.75% 6/15/05	1,055,000	1,168,150
NiSource Finance Corp.:
7.625% 11/15/05	1,240,000	1,218,798
7.875% 11/15/10	3,245,000	3,162,976
Petronas Capital Ltd. 7% 5/22/12 (b)	1,405,000	1,525,303
Popular North America, Inc. 6.125% 10/15/06	1,955,000	2,095,815
Powergen US Funding LLC 4.5% 10/15/04	2,690,000	2,758,442
RBSG Capital Corp. 10.125% 3/1/04	1,500,000	1,653,987
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	2,425,000	2,664,976
Sears Roebuck Acceptance Corp. 6% 3/20/03	1,725,000	1,727,869
Sprint Capital Corp.:
5.7% 11/15/03	3,160,000	3,036,071
5.875% 5/1/04	550,000	516,676
6% 1/15/07	3,700,000	2,986,030
8.75% 3/15/32	765,000	581,936
Verizon Global Funding Corp.:
6.125% 6/15/07	3,400,000	3,615,499
7.375% 9/1/12	1,380,000	1,518,912
7.75% 6/15/32	2,000,000	2,145,338
Verizon Wireless Capital LLC 5.375% 12/15/06 (b)	4,750,000	4,689,913
Wells Fargo Financial, Inc. 5.875% 8/15/08	1,900,000	2,056,319
		163,064,698
Insurance - 1.4%
Allstate Corp. 7.875% 5/1/05	2,700,000	2,990,115
New York Life Insurance Co. 6.4% 12/15/03 (b)	2,000,000	2,093,946
Principal Life Global Funding I:
5.125% 6/28/07 (b)	4,000,000	4,153,868
6.25% 2/15/12 (b)	5,000,000	5,176,200
St. Paul Companies, Inc. 8.125% 4/15/10	1,750,000	1,910,608
		16,324,737
Real Estate - 2.9%
AMB Property LP 7.2% 12/15/05	2,000,000	2,223,544
Arden Realty LP:
7% 11/15/07	3,460,000	3,735,080
8.875% 3/1/05	2,590,000	2,875,511
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
AvalonBay Communities, Inc.:
5% 8/1/07	$ 1,380,000	$ 1,397,609
6.5% 7/15/03	500,000	514,845
BRE Properties, Inc. 5.95% 3/15/07	875,000	920,296
Cabot Industrial Property LP 7.125% 5/1/04	2,340,000	2,444,668
CenterPoint Properties Trust:
6.75% 4/1/05	640,000	688,856
7.9% 1/15/03	2,700,000	2,729,792
Duke Realty LP 7.3% 6/30/03	3,000,000	3,090,540
EOP Operating LP:
6.5% 1/15/04	1,675,000	1,732,823
7.75% 11/15/07	3,775,000	4,280,322
ERP Operating LP 7.1% 6/23/04	3,500,000	3,712,195
Gables Realty LP 5.75% 7/15/07	1,915,000	1,946,598
ProLogis Trust 6.7% 4/15/04	2,790,000	2,921,085
		35,213,764
TOTAL FINANCIALS		261,958,937
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
American Home Products Corp. 6.25% 3/15/06	1,800,000	1,910,403
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.6%
Lockheed Martin Corp. 7.25% 5/15/06	2,000,000	2,247,772
Raytheon Co.:
7.9% 3/1/03	2,595,000	2,629,015
8.2% 3/1/06	1,900,000	2,083,426
		6,960,213
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 1/15/09	2,500,000	2,150,000
yankee:
6.375% 6/15/05	1,750,000	1,592,500
6.75% 2/15/11	1,455,000	1,236,750
		4,979,250
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 0.4%
Canadian Pacific Railway Co. 6.25% 10/15/11	$ 2,700,000	$ 2,946,618
Norfolk Southern Corp. 7.35% 5/15/07	1,900,000	2,167,036
		5,113,654
TOTAL INDUSTRIALS		17,053,117
INFORMATION TECHNOLOGY - 0.8%
Communications Equipment - 0.2%
Motorola, Inc.:
6.5% 11/15/28	1,325,000	995,691
8% 11/1/11	1,340,000	1,318,008
		2,313,699
Computers & Peripherals - 0.6%
Hewlett-Packard Co.:
6.5% 7/1/12	3,000,000	3,073,068
7.15% 6/15/05	2,400,000	2,541,286
NCR Corp. 7.125% 6/15/09 (b)	2,270,000	2,426,169
		8,040,523
TOTAL INFORMATION TECHNOLOGY		10,354,222
MATERIALS - 0.1%
Metals & Mining - 0.1%
Falconbridge Ltd. 7.35% 6/5/12	710,000	731,975
Paper & Forest Products - 0.0%
Abitibi-Consolidated, Inc. yankee 8.3% 8/1/05	570,000	596,259
TOTAL MATERIALS		1,328,234
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.0%
AT&T Corp.:
6% 3/15/09	8,000,000	7,640,000
6.5% 3/15/29	3,605,000	3,100,300
7.3% 11/15/11 (a)	5,400,000	5,292,000
Citizens Communications Co.:
6.375% 8/15/04	2,200,000	2,200,000
8.5% 5/15/06	2,500,000	2,525,000
9.25% 5/15/11	1,640,000	1,730,200
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
France Telecom SA 8.7% 3/1/06	$ 2,100,000	$ 2,249,757
Koninklijke KPN NV yankee:
7.5% 10/1/05	700,000	761,866
8% 10/1/10	5,940,000	6,677,867
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	4,980,000	4,967,067
TELUS Corp.:
7.5% 6/1/07	1,440,000	1,188,000
8% 6/1/11	6,550,000	5,043,500
U.S. West Communications 7.2% 11/1/04	5,000,000	4,675,000
		48,050,557
Wireless Telecommunication Services - 0.5%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,580,000	1,429,900
7.875% 3/1/11	950,000	826,500
Cingular Wireless LLC:
5.625% 12/15/06	2,000,000	2,005,314
6.5% 12/15/11	2,000,000	1,968,858
		6,230,572
TOTAL TELECOMMUNICATION SERVICES		54,281,129
UTILITIES - 4.6%
Electric Utilities - 3.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (b)	1,450,000	768,500
Avon Energy Partners Holdings 6.46% 3/4/08 (b)	2,000,000	2,025,520
Commonwealth Edison Co. 7% 7/1/05	1,150,000	1,268,476
Constellation Energy Group, Inc. 7% 4/1/12	1,000,000	985,692
Detroit Edison Co. 6.125% 10/1/10	1,440,000	1,552,621
Duke Capital Corp.:
6.75% 2/15/32	384,000	296,811
7.5% 10/1/09	1,455,000	1,424,105
Exelon Generation Co. LLC 6.95% 6/15/11	1,205,000	1,252,116
FirstEnergy Corp.:
5.5% 11/15/06	2,310,000	2,230,582
6.45% 11/15/11	1,180,000	1,099,595
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12 (b)	1,135,000	1,115,495
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Niagara Mohawk Power Corp.:
8% 6/1/04	$ 3,000,000	$ 3,239,160
8.875% 5/15/07	400,000	475,520
Oncor Electric Delivery Co. 6.375% 5/1/12 (b)	1,155,000	1,175,121
Philadelphia Electric Co. 6.5% 5/1/03	2,050,000	2,092,505
PPL Electric Utilities Corp. 5.875% 8/15/07	1,370,000	1,474,610
Progress Energy, Inc. 6.75% 3/1/06	1,800,000	1,848,996
PSI Energy, Inc. 6.65% 6/15/06	3,775,000	3,980,738
Public Service Co. of Colorado 7.875% 10/1/12 (b)	1,465,000	1,516,882
Reliant Energy Resources Corp. 8.125% 7/15/05	2,000,000	1,681,812
TECO Energy, Inc.:
6.125% 5/1/07	1,820,000	1,556,155
7% 5/1/12	3,980,000	3,235,422
Texas Utilities Electric Co.:
6.75% 3/1/03	555,000	556,804
6.75% 4/1/03	1,040,000	1,044,469
8.25% 4/1/04	3,000,000	3,165,483
Virginia Electric & Power Co. 5.75% 3/31/06	2,000,000	2,136,810
		43,200,000
Gas Utilities - 0.9%
Consolidated Natural Gas Co. 5.375% 11/1/06	3,330,000	3,435,285
Kinder Morgan Energy Partners LP 5.35% 8/15/07 (b)	2,400,000	2,465,902
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (b)	2,100,000	2,273,250
Sempra Energy 7.95% 3/1/10	1,330,000	1,379,983
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,010,000	1,116,085
Williams Holdings of Delaware, Inc. 6.125% 12/1/03	500,000	360,000
		11,030,505
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc. 7.125% 9/1/11	2,800,000	1,652,000
TOTAL UTILITIES		55,882,505
TOTAL NONCONVERTIBLE BONDS (Cost $455,541,552)		465,200,317
U.S. Government and Government Agency Obligations - 21.6%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 13.8%
Fannie Mae:
5% 1/15/07	$ 8,000,000	$ 8,631,128
5.25% 4/15/07	49,275,000	53,672,879
6.25% 2/1/11	975,000	1,075,991
7.125% 6/15/10	20,230,000	24,122,818
Freddie Mac:
0% 12/5/02 (e)	1,800,000	1,797,349
5.75% 3/15/09	16,335,000	18,140,148
5.875% 3/21/11	670,000	724,452
6% 6/15/11	15,000,000	16,750,815
6.625% 9/15/09	32,000,000	37,205,504
7% 7/15/05	4,760,000	5,347,098
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		167,468,182
U.S. Treasury Obligations - 7.8%
U.S. Treasury Bonds:
8.125% 8/15/19	8,000,000	10,940,624
11.25% 2/15/15	5,325,000	8,799,147
12% 8/15/13	10,390,000	15,165,743
U.S. Treasury Notes:
4.375% 8/15/12	2,150,000	2,231,969
5% 8/15/11	12,470,000	13,583,309
6.5% 2/15/10	13,000,000	15,450,513
6.75% 5/15/05	5,000,000	5,593,750
7% 7/15/06	19,015,000	22,083,222
TOTAL U.S. TREASURY OBLIGATIONS		93,848,277
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $251,232,314)		261,316,459
U.S. Government Agency - Mortgage Securities - 14.1%

Fannie Mae - 13.0%
5.5% 9/1/10 to 12/1/14	14,252,904	14,832,173
5.5% 11/1/17 (c)(d)	40,897,792	42,214,189
6% 5/1/16 to 4/1/17	8,409,071	8,768,534
6.5% 6/1/16 to 8/1/32	16,946,540	17,623,156
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
6.5% 11/1/32 (c)	$ 571,867	$ 592,418
6.5% 12/1/32 (c)	20,000,000	20,687,500
7% 7/1/09 to 10/1/12	1,003,061	1,063,254
7% 12/1/32 (c)	41,000,000	42,832,188
7.5% 8/1/17 to 9/1/28	6,703,263	7,118,674
8.5% 6/1/11 to 9/1/25	472,383	510,640
9.5% 2/1/25	611,473	677,781
10% 1/1/20	16,722	19,111
10.5% 8/1/20	104,356	120,278
11% 8/1/15	609,541	692,869
12.5% 12/1/13 to 4/1/15	22,711	26,875
TOTAL FANNIE MAE		157,779,640
Freddie Mac - 0.1%
8.5% 9/1/24 to 8/1/27	608,914	654,344
9.5% 1/1/17	12,441	13,834
10% 4/1/06 to 5/1/09	34,707	37,652
10.25% 12/1/09	15,894	17,623
10.5% 5/1/21	133,988	149,955
11% 12/1/11	7,271	8,182
11.5% 10/1/15	16,432	18,841
11.75% 10/1/10	22,639	25,656
TOTAL FREDDIE MAC		926,087
Government National Mortgage Association - 1.0%
6.5% 2/15/29	2,616,620	2,730,157
7% 2/15/28 to 11/15/28	7,556,617	7,949,875
7.5% 2/15/28 to 10/15/28	90,681	96,511
8% 11/15/05 to 6/15/25	726,645	777,508
8.5% 4/15/17 to 12/15/21	291,003	319,172
11% 7/20/19 to 8/20/19	50,686	58,979
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		11,932,202
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $168,032,526)		170,637,929
Asset-Backed Securities - 6.4%
	Principal Amount	Value (Note 1)
ACE Securities Corp. Home Equity Loan Trust 2.23% 8/25/32 (f)	$ 2,800,000	$ 2,800,000
ACE Securities Corp. Nim Trust 8.85% 7/25/12	1,264,204	1,257,882
American Express Credit Account Master Trust:
5.53% 10/15/08	1,020,000	1,100,162
6.1% 12/15/06	1,100,000	1,167,046
AmeriCredit Automobile Receivables Trust:
4.61% 1/6/09	5,800,000	6,045,044
5.01% 7/14/08	6,000,000	6,320,131
7.15% 8/12/04	992,261	1,007,145
Amortizing Residential Collateral Trust 7% 6/25/32	499,073	494,347
Associates Automobile Receivables Trust 6.9% 8/15/05	3,000,000	3,128,438
Capital One Master Trust 5.3% 6/15/09	4,000,000	4,304,375
Chase Manhattan Auto Owner Trust 5.06% 2/15/08	485,000	501,296
Citibank Credit Card Issuance Trust 4.1% 12/7/06	5,300,000	5,504,103
Citibank Credit Card Master Trust I 5.3% 1/9/06	1,320,000	1,374,278
CSFB Nims Trust:
8% 5/25/32 (b)	848,111	814,187
8% 11/27/32 (b)	2,035,851	1,954,417
8.5% 3/27/31 (b)	398,488	393,009
9% 11/27/30 (b)	63,168	62,516
Discover Card Master Trust I:
5.75% 12/15/08	8,000,000	8,719,187
5.85% 1/17/06	5,000,000	5,146,650
Ford Credit Auto Owner Trust 5.71% 9/15/05	560,000	589,197
Honda Auto Receivables Owner Trust 4.67% 3/18/05	4,105,000	4,194,366
IndyMac Nim Trust 9.1675% 8/26/31 (b)(f)	344,310	344,310
MBNA Master Credit Card Trust II 7.35% 7/16/07	4,500,000	4,988,250
Premier Auto Trust 5.59% 2/9/04	1,834,451	1,848,604
Sears Credit Account Master Trust II:
5.65% 3/17/09	2,000,000	2,105,072
7% 7/15/08	4,462,500	4,667,524
Toyota Auto Receivables 2000-A Owners Trust 7.21% 4/15/07	2,000,000	2,110,278
West Penn Funding LLC 6.81% 9/25/08	4,500,000	4,950,450
TOTAL ASSET-BACKED SECURITIES (Cost $74,118,872)		77,892,264
Collateralized Mortgage Obligations - 1.1%
	Principal Amount	Value (Note 1)
U.S. Government Agency - 1.1%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 1994-51 Class PH, 6.5% 1/25/23	$ 1,400,000	$ 1,470,562
Fannie Mae guaranteed REMIC pass thru trust planned amortization class Series 2001-53 Class PE, 6.5% 10/25/24	2,942,095	3,020,589
Freddie Mac Manufactured Housing participation certificates guaranteed REMIC planned amortization class Series 32 Class TH, 7% 9/25/22	2,500,000	2,604,050
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class Series 13 Class PJ, 4.5% 8/25/20	3,391,525	3,415,666
sequential pay:
Series 2061 Class J, 6.5% 9/20/22	334,949	336,779
Series 2284 Class C, 6.5% 2/15/29	1,663,064	1,732,031
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 1998-19 Class B, 6.5% 2/20/23	768,594	774,095
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $13,093,448)		13,353,772
Commercial Mortgage Securities - 7.3%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	1,922,796	2,107,404
Series 1997-D5 Class PS1, 1.481% 2/14/43 (f)(h)	19,439,004	1,459,444
Banc America Commercial Mortgage, Inc. Series 2002-2 Class XP, 1.8039% 7/1/43 (f)(h)	12,355,000	1,216,195
COMM floater Series 2001-FL5A Class D, 3.0731% 11/15/13 (b)(f)	2,200,000	2,212,375
Commercial Mortgage Asset Trust sequential pay:
Series 1999-C1 Class A3, 6.64% 9/17/10	1,000,000	1,128,063
Series 1999-C2 Class A1, 7.285% 11/17/32	3,045,154	3,413,903
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (b)	1,618,141	1,743,799
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	$ 1,245,000	$ 1,395,977
Series 1999-C1 Class A2, 7.29% 9/15/41	7,550,000	8,753,387
Series 2000-C1 Class A1, 7.325% 4/15/62	1,842,616	2,072,154
Series 2001-CK3 Class A2, 6.04% 6/15/34	2,050,000	2,232,602
Series 1997-SPCE Class D, 7.332% 4/20/08 (b)	183,881	183,881
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	36,069,452	1,499,155
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	4,500,000	5,002,047
Series 2000-CF1 Class A1A, 7.45% 6/10/33	1,865,789	2,103,660
Equitable Life Assurance Society of the United States Series 174 Class C1, 7.52% 5/15/06 (b)	1,000,000	1,115,313
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.5482% 5/15/33 (b)(f)(h)	24,132,040	1,052,157
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (b)	4,963,667	5,197,115
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	3,026,780	3,410,212
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (b)	1,737,674	1,902,753
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C10 Class A1, 7.1075% 8/15/32	2,365,491	2,647,458
LB Commercial Conduit Mortgage Trust sequential pay Series 1999-C1 Class A2, 6.78% 6/15/31	5,370,000	6,097,741
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A1, 7.95% 7/15/09	2,736,780	3,128,161
Morgan Stanley Capital I, Inc. sequential pay Series 1997-HF1 Class A2, 7.27% 7/15/29 (b)	5,000,000	5,569,516
Morgan Stanley Dean Witter Capital I Trust sequential pay Series 2001-PPM Class A2, 6.4% 2/1/31	3,432,837	3,762,161
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 6/20/31	2,209,338	2,458,579
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (b)	2,500,000	2,782,031
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (b)	3,000,000	3,293,033
Class C4, 6.893% 5/15/16 (b)	8,000,000	8,829,128
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $81,870,361)		87,769,404
Foreign Government and Government Agency Obligations - 2.3%
	Principal Amount	Value (Note 1)
Chilean Republic:
5.625% 7/23/07	$ 1,210,000	$ 1,250,081
7.125% 1/11/12	2,900,000	3,117,500
Malaysian Government 7.5% 7/15/11	1,090,000	1,239,194
Nova Scotia Province 5.75% 2/27/12	1,750,000	1,890,987
Ontario Province:
5.5% 10/1/08	4,000,000	4,404,000
7% 8/4/05	3,500,000	3,908,149
Polish Government 6.25% 7/3/12	2,410,000	2,614,850
Quebec Province yankee 6.5% 1/17/06	2,000,000	2,216,214
United Mexican States:
7.5% 1/14/12	3,650,000	3,805,125
8% 9/24/22	2,000,000	1,930,000
8.375% 1/14/11	1,000,000	1,077,500
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $25,528,975)		27,453,600
Fixed-Income Funds - 9.6%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $115,999,926)	1,168,847	115,856,105
Cash Equivalents - 8.3%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $99,831,000)	$ 99,836,369	99,831,000
TOTAL INVESTMENT PORTFOLIO - 109.2% (Cost $1,285,248,974)		1,319,310,850
NET OTHER ASSETS - (9.2)%		(110,691,105)
NET ASSETS - 100%		$ 1,208,619,745
Futures Contracts
	Expiration Date	Unrealized Gain/(Loss)
Purchased
Eurodollar Contracts
20 Eurodollar 90 Day Index Contracts	June 2004	$ 66,130
20 Eurodollar 90 Day Index Contracts	Sept. 2004	62,880
20 Eurodollar 90 Day Index Contracts	Dec. 2004	61,130
20 Eurodollar 90 Day Index Contracts	March 2003	37,380
20 Eurodollar 90 Day Index Contracts	June 2003	50,880
20 Eurodollar 90 Day Index Contracts	Dec. 2002	24,380
20 Eurodollar 90 Day Index Contracts	Sept. 2003	63,880
20 Eurodollar 90 Day Index Contracts	Dec. 2003	70,630
20 Eurodollar 90 Day Index Contracts	March 2004	71,130
20 Eurodollar 90 Day Index Contracts	March 2005	57,880
20 Eurodollar 90 Day Index Contracts	June 2005	55,380
41 Eurodollar 90 Day Index Contracts	Sept. 2005	59,817
87 Eurodollar 90 Day Index Contracts	Dec. 2005	104,014
87 Eurodollar 90 Day Index Contracts	March 2006	95,891
115 Eurodollar 90 Day Index Contracts	June 2006	26,535
115 Eurodollar 90 Day Index Contracts	Sept. 2006	20,498
115 Eurodollar 90 Day Index Contracts	Dec. 2006	19,348
115 Eurodollar 90 Day Index Contracts	March 2007	12,523
TOTAL EURODOLLAR CONTRACTS		$ 960,306
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $90,001,736 or 7.4% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) A portion of the security is subject to a forward commitment to sell.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $569,160.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,443,472,099 and $1,147,208,864, respectively, of which long-term U.S. government and government agency obligations aggregated $955,218,190 and $844,528,861, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $9,568,556. The weighted average interest rate was 1.84%. Interest earned from the interfund lending program amounted to $4,413 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $7,479,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $13,717,000 and repurchase agreements of $99,831,000) (cost $1,285,248,974) - See accompanying schedule		$ 1,319,310,850
Commitment to sell securities on a delayed delivery basis	$ (42,214,190)
Receivable for securities sold on a delayed delivery basis	42,153,482	(60,708)
Receivable for investments sold, regular delivery		2,605,731
Cash		220
Receivable for fund shares sold		3,094,285
Interest receivable		14,123,797
Receivable for daily variation on futures contracts		161,688
Total assets		1,339,235,863

Liabilities
Payable for investments purchased Regular delivery	262,647
Delayed delivery	106,022,993
Payable for fund shares redeemed	8,792,747
Distributions payable	439,816
Accrued management fee	430,674
Distribution fees payable	374,030
Other payables and accrued expenses	301,871
Collateral on securities loaned, at value	13,991,340
Total liabilities		130,616,118

Net Assets		$ 1,208,619,745
Net Assets consist of:
Paid in capital		$ 1,180,553,439
Undistributed net investment income		3,110,971
Accumulated undistributed net realized gain (loss) on investments		(10,006,139)
Net unrealized appreciation (depreciation) on investments		34,961,474
Net Assets		$ 1,208,619,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($133,236,021 ÷ 12,048,916 shares)	$ 11.06

Maximum offering price per share (100/96.25 of $11.06)	$ 11.49
Class T: Net Asset Value and redemption price per share ($684,618,178 ÷ 61,887,452 shares)	$ 11.06

Maximum offering price per share (100/97.25 of $11.06)	$ 11.37
Class B: Net Asset Value and offering price per share ($178,061,962 ÷ 16,116,443 shares) A	$ 11.05

Class C: Net Asset Value and offering price per share ($98,157,623 ÷ 8,889,709 shares) A	$ 11.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($114,545,961 ÷ 10,341,160 shares)	$ 11.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 55,800,797
Security lending		49,389
Total income		55,850,186

Expenses
Management fee	$ 4,240,697
Transfer agent fees	2,002,654
Distribution fees	3,502,400
Accounting and security lending fees	241,348
Non-interested trustees' compensation	3,507
Custodian fees and expenses	44,222
Registration fees	136,666
Audit	52,942
Legal	9,978
Miscellaneous	144,537
Total expenses before reductions	10,378,951
Expense reductions	(11,252)	10,367,699
Net investment income (loss)		45,482,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	8,790,937
Futures contracts	(120)
Swap agreements	37,815
Total net realized gain (loss)		8,828,632
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,854,371)
Futures contracts	960,306
Delayed delivery commitments	19,265
Total change in net unrealized appreciation (depreciation)		(874,800)
Net gain (loss)		7,953,832
Net increase (decrease) in net assets resulting from operations		$ 53,436,319

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 45,482,487	$ 38,113,865
Net realized gain (loss)	8,828,632	11,213,086
Change in net unrealized appreciation (depreciation)	(874,800)	34,270,548
Net increase (decrease) in net assets resulting from operations	53,436,319	83,597,499
Distributions to shareholders from net investment income	(45,483,711)	(38,106,115)
Share transactions - net increase (decrease)	294,234,320	326,413,942
Total increase (decrease) in net assets	302,186,928	371,905,326

Net Assets
Beginning of period	906,432,817	534,527,491
End of period (including undistributed net investment income of $3,110,971 and distributions in excess of net investment income of $49,787, respectively)	$ 1,208,619,745	$ 906,432,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998 I	1997 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.30	$ 10.30	$ 10.77	$ 10.56	$ 10.59
Income from Investment Operations
Net investment income (loss) E	.521 G	.619	.629	.580	.537	.615
Net realized and unrealized gain (loss)	.055 G	.713	(.002)	(.474)	.207	(.023)
Total from investment operations	.576	1.332	.627	.106	.744	.592
Distributions from net investment income	(.526)	(.622)	(.627)	(.576)	(.534)	(.622)
Net asset value, end of period	$ 11.06	$ 11.01	$ 10.30	$ 10.30	$ 10.77	$ 10.56
Total Return B, C, D	5.44%	13.28%	6.32%	1.00%	7.21%	5.81%
Ratios to Average Net Assets F
Expenses before expense reductions	.83%	.83%	.84%	.87%	1.02% A	2.42%
Expenses net of voluntary waivers, if any	.83%	.83%	.84%	.87%	.90% A	.90%
Expenses net of all reductions	.82%	.82%	.84%	.86%	.90% A	.90%
Net investment income (loss)	4.82% G	5.82%	6.20%	5.58%	5.51% A	5.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 133,236	$ 92,027	$ 48,177	$ 22,628	$ 8,217	$ 3,819
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 5.25%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H For the period ended November 30.

I Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998 I	1997 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.02	$ 10.31	$ 10.31	$ 10.77	$ 10.56	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.508 G	.603	.620	.576	.537	.625
Net realized and unrealized gain (loss)	.044 G	.713	(.006)	(.473)	.201	(.058)
Total from investment operations	.552	1.316	.614	.103	.738	.567
Distributions from net investment income	(.512)	(.606)	(.614)	(.563)	(.528)	(.617)
Net asset value, end of period	$ 11.06	$ 11.02	$ 10.31	$ 10.31	$ 10.77	$ 10.56
Total Return B, C, D	5.21%	13.11%	6.18%	.98%	7.15%	5.56%
Ratios to Average Net Assets F
Expenses before expense reductions	.95%	.97%	.97%	.97%	.98% A	.96%
Expenses net of voluntary waivers, if any	.95%	.97%	.97%	.97%	.98% A	.96%
Expenses net of all reductions	.95%	.97%	.97%	.97%	.98% A	.96%
Net investment income (loss)	4.70% G	5.67%	6.07%	5.48%	5.48% A	5.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 684,618	$ 546,276	$ 313,887	$ 315,350	$ 287,734	$ 278,869
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 5.12%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H For the period ended November 30.

I Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998 I	1997 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.30	$ 10.30	$ 10.76	$ 10.54	$ 10.59
Income from Investment Operations
Net investment income (loss) E	.436 G	.534	.553	.506	.468	.551
Net realized and unrealized gain (loss)	.044 G	.713	(.006)	(.467)	.214	(.057)
Total from investment operations	.480	1.247	.547	.039	.682	.494
Distributions from net investment income	(.440)	(.537)	(.547)	(.499)	(.462)	(.544)
Net asset value, end of period	$ 11.05	$ 11.01	$ 10.30	$ 10.30	$ 10.76	$ 10.54
Total Return B, C, D	4.52%	12.40%	5.50%	.37%	6.60%	4.83%
Ratios to Average Net Assets F
Expenses before expense reductions	1.61%	1.62%	1.62%	1.61%	1.70% A	1.74%
Expenses net of voluntary waivers, if any	1.61%	1.62%	1.62%	1.61%	1.65% A	1.65%
Expenses net of all reductions	1.61%	1.62%	1.62%	1.61%	1.65% A	1.65%
Net investment income (loss)	4.03% G	5.02%	5.42%	4.83%	4.79% A	5.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 178,062	$ 113,424	$ 63,584	$ 64,532	$ 39,657	$ 22,201
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 4.46%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H For the period ended November 30.

I Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 I	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.00	$ 10.29	$ 10.29	$ 10.76	$ 10.56	$ 10.57
Income from Investment Operations
Net investment income (loss) E	.428 H	.525	.545	.492	.453	.031
Net realized and unrealized gain (loss)	.044 H	.716	(.005)	(.472)	.199	(.005)
Total from investment operations	.472	1.241	.540	.020	.652	.026
Distributions from net investment income	(.432)	(.531)	(.540)	(.490)	(.452)	(.036)
Net asset value, end of period	$ 11.04	$ 11.00	$ 10.29	$ 10.29	$ 10.76	$ 10.56
Total Return B, C, D	4.45%	12.34%	5.42%	.19%	6.30%	.25%
Ratios to Average Net Assets G
Expenses before expense reductions	1.68%	1.69%	1.69%	1.71%	2.41% A	80.03% A
Expenses net of voluntary waivers, if any	1.68%	1.69%	1.69%	1.71%	1.75% A	1.75% A
Expenses net of all reductions	1.68%	1.69%	1.69%	1.71%	1.75% A	1.73% A
Net investment income (loss)	3.96% H	4.96%	5.35%	4.73%	4.67% A	4.42% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,158	$ 63,538	$ 20,530	$ 17,099	$ 6,100	$ 160
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 4.39%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998 H	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 10.32	$ 10.31	$ 10.78	$ 10.57	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.539 F	.638	.656	.610	.566	.658
Net realized and unrealized gain (loss)	.053 F	.711	(.002)	(.485)	.201	(.060)
Total from investment operations	.592	1.349	.654	.125	.767	.598
Distributions from net investment income	(.542)	(.639)	(.644)	(.595)	(.557)	(.648)
Net asset value, end of period	$ 11.08	$ 11.03	$ 10.32	$ 10.31	$ 10.78	$ 10.57
Total Return B, C	5.59%	13.45%	6.59%	1.19%	7.44%	5.86%
Ratios to Average Net Assets E
Expenses before expense reductions	.67%	.66%	.65%	.66%	.68% A	.67%
Expenses net of voluntary waivers, if any	.67%	.66%	.65%	.66%	.68% A	.67%
Expenses net of all reductions	.67%	.66%	.65%	.66%	.68% A	.67%
Net investment income (loss)	4.97% F	5.98%	6.39%	5.78%	5.78% A	6.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,546	$ 91,168	$ 88,350	$ 157,131	$ 168,019	$ 177,427
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 5.40%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

G For the period ended November 30.

H Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 46,423,464	|
Unrealized depreciation	(10,244,158)
Net unrealized appreciation (depreciation)	36,179,306
Undistributed ordinary income	3,499,210
Capital loss carryforward	(7,479,050)
Total Distributable earnings	$ 32,199,466
Cost for federal income tax purposes	$ 1,283,131,544

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 45,483,711	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,922,424 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to decrease net investment income (loss) by $4,226,825; increase net unrealized appreciation/ depreciation by $3,631,961; and increase net realized gain (loss) by $594,864. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Swaps. The fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 159,484	$ 392
Class T	0%	.25%	1,438,802	4,462
Class B	.65%	.25%	1,181,395	853,230
Class C	.75%	.25%	722,719	262,488
			$ 3,502,400	$ 1,120,572

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 142,629	$ 73,201
Class T	175,546	74,586
Class B*	366,398	366,398
Class C*	19,628	19,628
	$ 704,201	$ 533,813

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 195,198.18
Class T	1,186,082.21
Class B	295,766.22
Class C	142,817.20
Institutional Class	182,791.18
	$ 2,002,654

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,000,758 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $11,252.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 5,125,792	$ 3,827,144
Class T	27,140,787	23,134,512
Class B	5,289,775	3,916,975
Class C	2,853,534	1,983,239
Institutional Class	5,073,823	5,244,245
Total	$ 45,483,711	$ 38,106,115

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	9,771,131	6,661,506	$ 106,005,125	$ 71,255,573
Reinvestment of distributions	420,199	327,172	4,558,153	3,501,096
Shares redeemed	(6,497,238)	(3,309,557)	(70,300,571)	(35,388,951)
Net increase (decrease)	3,694,092	3,679,121	$ 40,262,707	$ 39,367,718
Class T
Shares sold	38,686,726	33,968,769	$ 420,063,872	$ 363,634,867
Reinvestment of distributions	2,361,958	2,016,916	25,618,104	21,590,808
Shares redeemed	(28,735,485)	(16,863,039)	(311,143,526)	(180,058,471)
Net increase (decrease)	12,313,199	19,122,646	$ 134,538,450	$ 205,167,204
Class B
Shares sold	10,678,416	7,292,261	$ 115,913,682	$ 78,190,907
Reinvestment of distributions	384,737	293,267	4,171,299	3,135,614
Shares redeemed	(5,252,751)	(3,455,318)	(56,764,837)	(36,782,351)
Net increase (decrease)	5,810,402	4,130,210	$ 63,320,144	$ 44,544,170
Class C
Shares sold	6,232,223	5,840,132	$ 67,477,314	$ 62,369,971
Reinvestment of distributions	213,210	155,231	2,310,669	1,662,772
Shares redeemed	(3,332,015)	(2,213,405)	(36,064,636)	(23,658,162)
Net increase (decrease)	3,113,418	3,781,958	$ 33,723,347	$ 40,374,581
Institutional Class
Shares sold	5,853,822	2,099,875	$ 63,463,448	$ 22,523,423
Reinvestment of distributions	317,927	292,607	3,454,065	3,130,171
Shares redeemed	(4,094,020)	(2,690,476)	(44,527,841)	(28,693,325)
Net increase (decrease)	2,077,729	(297,994)	$ 22,389,672	$ (3,039,731)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Intermediate Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Intermediate Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Intermediate Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Intermediate Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Andrew Dudley (37)

Year of Election or Appointment: 1999

Vice President of Advisor Intermediate Bond. Mr. Dudley is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Intermediate Bond. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Intermediate Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Intermediate Bond. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Intermediate Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Intermediate Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 5.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

LTB-ANN-1202 158289
1.539398.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Intermediate Bond

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity® Advisor Intermediate Bond Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - Inst CL	5.59%	39.09%	92.27%
LB Int Govt/Credit Bond	5.91%	41.95%	95.90%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	33.84%	78.78%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers® Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Int Bond - Inst CL	5.59%	6.82%	6.76%
LB Int Govt/Credit Bond	5.91%	7.26%	6.96%
Short-Intermediate Investment Grade Debt Funds Average	3.64%	5.99%	5.97%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Annual Report

Fidelity Advisor Intermediate Bond Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Intermediate Bond Fund - Institutional Class on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	5.14%	6.57%	6.49%	5.55%	5.96%
Capital returns	0.45%	6.88%	0.10%	-4.36%	1.70%
Total returns	5.59%	13.45%	6.59%	1.19%	7.66%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.15¢	26.44¢	54.23¢
Annualized dividend rate	4.44%	4.81%	5.00%
30-day annualized yield	4.29%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.01 over the past one month, $10.91 over the past six months and $10.84 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the late summer, as record-low interest rates triggered another massive refinancing wave. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant fourth-place finish, returning 4.34%. Although corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Advisor Intermediate Bond Fund

Q. How did the fund perform, Andy?

A. For the 12-month period that ended October 31, 2002, the fund's Institutional Class shares had a total return of 5.59%. To get a sense of how the fund did relative to its competitors, the return for the short-intermediate investment grade debt funds average as tracked by Lipper Inc. was 3.64%. Additionally, the Lehman Brothers Intermediate Government/Credit Bond Index - which tracks the types of securities in which the fund invests - returned 5.91% for the same 12-month period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What helped the fund beat its peers?

A. Much of the fund's outperformance stemmed from my choices in the corporate bond market. Early in the period, I kept the fund's corporate holdings diversified among a variety of issuers across an array of industry groups. That diversification helped ensure that the fund's return wasn't overly dependent on the performance of one or two securities or a specific industry group. While diversification is always important, it was particularly beneficial when the market came under pressure. Later, the ability of Fidelity's credit research group to identify attractive bargains amid all the weakness during this past summer gave us the opportunity to buy bonds we felt offered a good risk/return profile at cheap prices and to build more concentrated positions in them. When the market later rebounded - due in part to the Securities and Exchange Commission's corporate disclosure and affirmation deadline passing without major new revelations - many of those purchases performed quite well. This was particularly true of our holdings in the media, telecommunications and cable industries.

Q. What other factors helped?

A. The fund's stake in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also helped the fund's performance. Strong demand helped lift the prices of ABS - which are backed by assets such as car loans and credit cards and are structured in a way that enhances the safety of the securities. ABS returns also were helped as investors sought refuge from corporate debt woes and problems related to a slowing economy. CMBS, which are backed by pools of commercial property mortgages - also posted good gains as investors increasingly sought out investments with visible assets and good revenue streams, as well as those with relatively high credit quality and high yields. In addition, the fund's performance was aided by my decision to stick with the higher-quality securities within both the ABS and CMBS markets. Lower-quality securities generally didn't perform as well, due to weak economic conditions and questions about the performance of the specific assets that backed the securities.

Q. What was your approach to the Treasury market?

A. I kept the fund's weighting in Treasuries relatively light compared to their weighting in the Lehman Brothers index. That underweighting stemmed from my view that higher-yielding securities - such as corporate, mortgage and agency securities - offered the potential for better total return. The Treasury market strengthened amid geopolitical and economic uncertainty, surprising many analysts who expected it to retrench in response to an improving economy. Despite their recent strong showing, I continued to keep only a small exposure to Treasuries given my view that they don't offer a lot of value because current low levels of interest rates limit their potential for future gains.

Annual Report

Q. What's your outlook?

A. As challenging as the corporate bond market has been, I believe it offers a good combination of attractive prices, high yields and potential for better total return when compared to the Treasury market. But I also expect volatility to continue until the economy gets on a sturdier path toward growth. So I'll continue to draw heavily on Fidelity's research and focus on finding specific bonds that I feel offer a reasonable combination of risk and reward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income; may also seek capital appreciation

Start date: February 2, 1984

Size: as of October 31, 2002, more than $1.2 billion

Manager: Andrew Dudley, since 1999; joined Fidelity in 1996

3

Andrew Dudley on the attractiveness of investment-grade corporate bonds:

"Anemic economic growth, accounting scandals and geopolitical uncertainty have resulted in a significant decline in investors' appetite for risk so far in 2002. That aversion to risk has touched nearly every type of investment, except U.S. Treasuries, which have minimal credit risk, given their backing by the full faith and credit of the U.S. government. Corporate bonds certainly weren't spared by the volatile economic landscape. Investors demanded growing and, ultimately, unusually large amounts of extra yield on corporate bonds. That higher yield relative to Treasuries - known as the ´spread' - reflected the fact that investors demanded more yield to take on credit risk. At the end of October 2002, investment-grade corporate bonds yielded roughly 2.5 percentage points more than Treasuries, the biggest spread we've seen since 1992. In my view, lower prices and high spreads suggest that select corporate bonds are poised to outpace Treasuries. The challenge will be to choose wisely. I believe this is in exactly the type of environment where Fidelity's credit research process is rewarded."

Annual Report

Investment Changes

Average Years to Maturity as of October 31, 2002
6 months ago
Years	4.7	5.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	3.5	3.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
U.S. Governments 38.5%	U.S. Governments 27.9%
AAA 14.1%	AAA 15.9%
AA 7.0%	AA 8.6%
A 18.5%	A 21.6%
BBB 19.2%	BBB 21.4%
BB and Below 1.8%	BB and Below 0.4%
Not Rated 0.1%	Not Rated 0.5%
Short-Term Investments and Net Other Assets 0.8%	Short-Term Investments and Net Other Assets 3.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Corporate Bonds 39.9%		Corporate Bonds 46.1%
	U.S. Governments 38.5%		U.S. Governments 27.9%
	Asset-Backed Securities 10.0%		Asset-Backed Securities 9.8%
	CMOs and Other Mortgage-Related Securities 8.5%		CMOs and Other Mortgage-Related Securities 9.1%
	Other Investments 2.3%		Other Investments 3.4%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 3.7%
* Foreign investments	8.2%	** Foreign investments	10.2%
* Futures and Swaps	9.1%	** Futures and Swaps	(0.1)%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 38.5%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.7%
Auto Components - 0.6%
DaimlerChrysler North America Holding Corp.:
6.4% 5/15/06	$ 1,000,000	$ 1,059,573
6.9% 9/1/04	1,500,000	1,580,376
7.2% 9/1/09	680,000	727,314
7.4% 1/20/05	800,000	851,249
7.75% 6/15/05	2,100,000	2,271,383
		6,489,895
Media - 3.1%
AOL Time Warner, Inc.:
5.625% 5/1/05	4,300,000	4,283,540
6.125% 4/15/06	2,400,000	2,373,737
6.75% 4/15/11	1,700,000	1,662,382
6.875% 5/1/12	2,500,000	2,469,728
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	2,000,000	2,020,000
Clear Channel Communications, Inc. 7.875% 6/15/05	375,000	397,459
Continental Cablevision, Inc. 8.3% 5/15/06	6,520,000	6,402,836
Cox Communications, Inc.:
7.125% 10/1/12	1,580,000	1,632,435
7.5% 8/15/04	1,850,000	1,900,855
7.75% 8/15/06	1,450,000	1,538,280
Gannett Co., Inc. 5.5% 4/1/07	2,010,000	2,182,140
Hearst-Argyle Television, Inc. 7% 11/15/07	1,000,000	988,873
News America Holdings, Inc.:
7.375% 10/17/08	2,000,000	2,101,776
8.5% 2/15/05	2,765,000	2,923,244
Shaw Communications, Inc. 7.2% 12/15/11	3,000,000	2,584,719
TCI Communications, Inc.:
6.375% 5/1/03	1,400,000	1,394,302
8.65% 9/15/04	900,000	909,586
		37,765,892
TOTAL CONSUMER DISCRETIONARY		44,255,787
CONSUMER STAPLES - 0.6%
Food & Drug Retailing - 0.1%
Fred Meyer, Inc. 7.375% 3/1/05	1,500,000	1,631,499
Tobacco - 0.5%
Philip Morris Companies, Inc. 7.5% 4/1/04	750,000	790,708
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc.:
7.25% 6/1/12	$ 3,750,000	$ 3,824,749
7.75% 5/15/06	930,000	1,003,275
		5,618,732
TOTAL CONSUMER STAPLES		7,250,231
ENERGY - 0.9%
Energy Equipment & Services - 0.1%
Petroliam Nasional BHD (Petronas) yankee 7.125% 10/18/06 (b)	1,200,000	1,346,280
Oil & Gas - 0.8%
Barrett Resources Corp. 7.55% 2/1/07	360,000	336,360
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	2,000,000	2,097,464
Pemex Project Funding Master Trust 7.875% 2/1/09 (b)	3,000,000	3,093,750
Union Pacific Resources Group, Inc. 7% 10/15/06	2,700,000	3,015,355
Valero Energy Corp. 6.875% 4/15/12	1,075,000	1,036,543
		9,579,472
TOTAL ENERGY		10,925,752
FINANCIALS - 21.7%
Banks - 3.9%
Abbey National First Capital BV yankee 8.2% 10/15/04	1,900,000	2,109,530
Abbey National PLC 6.69% 10/17/05	1,020,000	1,132,669
Australia & New Zealand Banking Group Ltd. yankee 6.25% 2/1/04	1,200,000	1,254,894
Bank of America Corp.:
4.75% 10/15/06	985,000	1,038,422
7.125% 9/15/06	2,000,000	2,265,196
Bank of New York Co., Inc. 8.5% 12/15/04	2,500,000	2,817,813
BankBoston Corp. 6.625% 2/1/04	960,000	1,003,244
Capital One Bank 6.5% 7/30/04	2,000,000	1,843,168
Citicorp 6.75% 8/15/05	970,000	1,076,120
First Union Corp. 7.55% 8/18/05	1,445,000	1,623,458
Fleet Financial Group, Inc. 7.125% 4/15/06	2,240,000	2,431,726
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
FleetBoston Financial Corp.:
4.875% 12/1/06	$ 1,000,000	$ 1,030,592
7.25% 9/15/05	1,800,000	1,938,757
Korea Development Bank:
7.125% 4/22/04	725,000	773,653
7.375% 9/17/04	1,110,000	1,201,046
MBNA Corp.:
6.25% 1/17/07	1,155,000	1,180,471
6.34% 6/2/03	450,000	459,425
Mellon Bank NA, Pittsburgh:
6.5% 8/1/05	2,000,000	2,210,360
7.375% 5/15/07	1,800,000	2,076,862
Mercantile Bancorp, Inc. 7.3% 6/15/07	835,000	955,234
PNC Funding Corp. 5.75% 8/1/06	5,215,000	5,474,024
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	3,100,000	3,482,918
9.118% 3/31/49	2,900,000	3,524,451
U.S. Bank NA, Minnesota 5.7% 12/15/08	2,000,000	2,169,954
Wells Fargo & Co. 6.625% 7/15/04	2,125,000	2,281,751
		47,355,738
Diversified Financials - 13.5%
ABN AMRO NA Holding Pfd. Capital Repackage Trust I yankee 6.523% 12/29/49 (a)(b)	4,000,000	3,976,900
Alliance Capital Management LP 5.625% 8/15/06	1,495,000	1,565,030
American Gen. Finance Corp. 5.875% 7/14/06	2,350,000	2,497,648
Amvescap PLC 6.6% 5/15/05	4,000,000	4,314,640
Associates Corp. of North America:
5.8% 4/20/04	1,005,000	1,056,002
7.75% 2/15/05	2,700,000	2,981,156
CIT Group, Inc.:
6.5% 2/7/06	260,000	259,106
7.375% 4/2/07	480,000	495,852
7.75% 4/2/12	2,000,000	2,044,492
Citigroup, Inc.:
5% 3/6/07	920,000	970,585
5.625% 8/27/12	1,500,000	1,543,185
5.75% 5/10/06	3,575,000	3,829,640
7.25% 10/1/10	700,000	793,207
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc.:
5.5% 8/1/06	$ 70,000	$ 72,732
6.85% 6/15/04	3,460,000	3,652,456
6.935% 7/16/07	2,450,000	2,699,403
Credit Suisse First Boston (USA), Inc. 6.5% 1/15/12	2,460,000	2,566,867
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	2,020,000	1,838,918
7.92% 5/18/12	4,845,000	3,641,384
Deutsche Telekom International Finance BV 8.25% 6/15/05	4,000,000	4,310,840
Ford Motor Credit Co.:
5.8% 1/12/09	6,510,000	5,497,207
6.5% 1/25/07	2,000,000	1,811,508
6.875% 2/1/06	6,950,000	6,407,546
7.375% 10/28/09	2,000,000	1,809,996
7.75% 11/15/02	100,000	100,038
General Electric Capital Corp. 4.625% 9/15/09	3,700,000	3,729,911
General Motors Acceptance Corp.:
6.75% 1/15/06	9,885,000	9,792,298
6.875% 9/15/11	2,905,000	2,646,981
7.5% 7/15/05	320,000	328,365
7.75% 1/19/10	2,060,000	2,010,651
Goldman Sachs Group, Inc. 7.625% 8/17/05	4,550,000	5,081,126
Household Finance Corp.:
6.5% 1/24/06	2,140,000	1,930,182
8% 5/9/05	1,820,000	1,711,279
HSBC Capital Funding LP 9.547% 12/31/49 (a)(b)	6,500,000	7,852,065
J.P. Morgan Chase & Co.:
5.35% 3/1/07	3,270,000	3,442,126
5.625% 8/15/06	1,125,000	1,192,400
Legg Mason, Inc. 6.75% 7/2/08	2,850,000	3,083,777
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	2,400,000	2,582,038
6.625% 1/18/12	2,600,000	2,821,595
Merrill Lynch & Co., Inc.:
6.13% 5/16/06	3,000,000	3,210,162
6.15% 1/26/06	2,000,000	2,140,612
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Monumental Global Funding II 6.05% 1/19/06 (b)	$ 4,500,000	$ 4,877,132
Morgan Stanley:
6.1% 4/15/06	4,445,000	4,772,650
7.75% 6/15/05	1,055,000	1,168,150
NiSource Finance Corp.:
7.625% 11/15/05	1,240,000	1,218,798
7.875% 11/15/10	3,245,000	3,162,976
Petronas Capital Ltd. 7% 5/22/12 (b)	1,405,000	1,525,303
Popular North America, Inc. 6.125% 10/15/06	1,955,000	2,095,815
Powergen US Funding LLC 4.5% 10/15/04	2,690,000	2,758,442
RBSG Capital Corp. 10.125% 3/1/04	1,500,000	1,653,987
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	2,425,000	2,664,976
Sears Roebuck Acceptance Corp. 6% 3/20/03	1,725,000	1,727,869
Sprint Capital Corp.:
5.7% 11/15/03	3,160,000	3,036,071
5.875% 5/1/04	550,000	516,676
6% 1/15/07	3,700,000	2,986,030
8.75% 3/15/32	765,000	581,936
Verizon Global Funding Corp.:
6.125% 6/15/07	3,400,000	3,615,499
7.375% 9/1/12	1,380,000	1,518,912
7.75% 6/15/32	2,000,000	2,145,338
Verizon Wireless Capital LLC 5.375% 12/15/06 (b)	4,750,000	4,689,913
Wells Fargo Financial, Inc. 5.875% 8/15/08	1,900,000	2,056,319
		163,064,698
Insurance - 1.4%
Allstate Corp. 7.875% 5/1/05	2,700,000	2,990,115
New York Life Insurance Co. 6.4% 12/15/03 (b)	2,000,000	2,093,946
Principal Life Global Funding I:
5.125% 6/28/07 (b)	4,000,000	4,153,868
6.25% 2/15/12 (b)	5,000,000	5,176,200
St. Paul Companies, Inc. 8.125% 4/15/10	1,750,000	1,910,608
		16,324,737
Real Estate - 2.9%
AMB Property LP 7.2% 12/15/05	2,000,000	2,223,544
Arden Realty LP:
7% 11/15/07	3,460,000	3,735,080
8.875% 3/1/05	2,590,000	2,875,511
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
AvalonBay Communities, Inc.:
5% 8/1/07	$ 1,380,000	$ 1,397,609
6.5% 7/15/03	500,000	514,845
BRE Properties, Inc. 5.95% 3/15/07	875,000	920,296
Cabot Industrial Property LP 7.125% 5/1/04	2,340,000	2,444,668
CenterPoint Properties Trust:
6.75% 4/1/05	640,000	688,856
7.9% 1/15/03	2,700,000	2,729,792
Duke Realty LP 7.3% 6/30/03	3,000,000	3,090,540
EOP Operating LP:
6.5% 1/15/04	1,675,000	1,732,823
7.75% 11/15/07	3,775,000	4,280,322
ERP Operating LP 7.1% 6/23/04	3,500,000	3,712,195
Gables Realty LP 5.75% 7/15/07	1,915,000	1,946,598
ProLogis Trust 6.7% 4/15/04	2,790,000	2,921,085
		35,213,764
TOTAL FINANCIALS		261,958,937
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
American Home Products Corp. 6.25% 3/15/06	1,800,000	1,910,403
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.6%
Lockheed Martin Corp. 7.25% 5/15/06	2,000,000	2,247,772
Raytheon Co.:
7.9% 3/1/03	2,595,000	2,629,015
8.2% 3/1/06	1,900,000	2,083,426
		6,960,213
Industrial Conglomerates - 0.4%
Tyco International Group SA:
6.125% 1/15/09	2,500,000	2,150,000
yankee:
6.375% 6/15/05	1,750,000	1,592,500
6.75% 2/15/11	1,455,000	1,236,750
		4,979,250
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 0.4%
Canadian Pacific Railway Co. 6.25% 10/15/11	$ 2,700,000	$ 2,946,618
Norfolk Southern Corp. 7.35% 5/15/07	1,900,000	2,167,036
		5,113,654
TOTAL INDUSTRIALS		17,053,117
INFORMATION TECHNOLOGY - 0.8%
Communications Equipment - 0.2%
Motorola, Inc.:
6.5% 11/15/28	1,325,000	995,691
8% 11/1/11	1,340,000	1,318,008
		2,313,699
Computers & Peripherals - 0.6%
Hewlett-Packard Co.:
6.5% 7/1/12	3,000,000	3,073,068
7.15% 6/15/05	2,400,000	2,541,286
NCR Corp. 7.125% 6/15/09 (b)	2,270,000	2,426,169
		8,040,523
TOTAL INFORMATION TECHNOLOGY		10,354,222
MATERIALS - 0.1%
Metals & Mining - 0.1%
Falconbridge Ltd. 7.35% 6/5/12	710,000	731,975
Paper & Forest Products - 0.0%
Abitibi-Consolidated, Inc. yankee 8.3% 8/1/05	570,000	596,259
TOTAL MATERIALS		1,328,234
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.0%
AT&T Corp.:
6% 3/15/09	8,000,000	7,640,000
6.5% 3/15/29	3,605,000	3,100,300
7.3% 11/15/11 (a)	5,400,000	5,292,000
Citizens Communications Co.:
6.375% 8/15/04	2,200,000	2,200,000
8.5% 5/15/06	2,500,000	2,525,000
9.25% 5/15/11	1,640,000	1,730,200
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
France Telecom SA 8.7% 3/1/06	$ 2,100,000	$ 2,249,757
Koninklijke KPN NV yankee:
7.5% 10/1/05	700,000	761,866
8% 10/1/10	5,940,000	6,677,867
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	4,980,000	4,967,067
TELUS Corp.:
7.5% 6/1/07	1,440,000	1,188,000
8% 6/1/11	6,550,000	5,043,500
U.S. West Communications 7.2% 11/1/04	5,000,000	4,675,000
		48,050,557
Wireless Telecommunication Services - 0.5%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	1,580,000	1,429,900
7.875% 3/1/11	950,000	826,500
Cingular Wireless LLC:
5.625% 12/15/06	2,000,000	2,005,314
6.5% 12/15/11	2,000,000	1,968,858
		6,230,572
TOTAL TELECOMMUNICATION SERVICES		54,281,129
UTILITIES - 4.6%
Electric Utilities - 3.6%
Allegheny Energy Supply Co. LLC 8.5% 4/15/12 (b)	1,450,000	768,500
Avon Energy Partners Holdings 6.46% 3/4/08 (b)	2,000,000	2,025,520
Commonwealth Edison Co. 7% 7/1/05	1,150,000	1,268,476
Constellation Energy Group, Inc. 7% 4/1/12	1,000,000	985,692
Detroit Edison Co. 6.125% 10/1/10	1,440,000	1,552,621
Duke Capital Corp.:
6.75% 2/15/32	384,000	296,811
7.5% 10/1/09	1,455,000	1,424,105
Exelon Generation Co. LLC 6.95% 6/15/11	1,205,000	1,252,116
FirstEnergy Corp.:
5.5% 11/15/06	2,310,000	2,230,582
6.45% 11/15/11	1,180,000	1,099,595
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12 (b)	1,135,000	1,115,495
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Niagara Mohawk Power Corp.:
8% 6/1/04	$ 3,000,000	$ 3,239,160
8.875% 5/15/07	400,000	475,520
Oncor Electric Delivery Co. 6.375% 5/1/12 (b)	1,155,000	1,175,121
Philadelphia Electric Co. 6.5% 5/1/03	2,050,000	2,092,505
PPL Electric Utilities Corp. 5.875% 8/15/07	1,370,000	1,474,610
Progress Energy, Inc. 6.75% 3/1/06	1,800,000	1,848,996
PSI Energy, Inc. 6.65% 6/15/06	3,775,000	3,980,738
Public Service Co. of Colorado 7.875% 10/1/12 (b)	1,465,000	1,516,882
Reliant Energy Resources Corp. 8.125% 7/15/05	2,000,000	1,681,812
TECO Energy, Inc.:
6.125% 5/1/07	1,820,000	1,556,155
7% 5/1/12	3,980,000	3,235,422
Texas Utilities Electric Co.:
6.75% 3/1/03	555,000	556,804
6.75% 4/1/03	1,040,000	1,044,469
8.25% 4/1/04	3,000,000	3,165,483
Virginia Electric & Power Co. 5.75% 3/31/06	2,000,000	2,136,810
		43,200,000
Gas Utilities - 0.9%
Consolidated Natural Gas Co. 5.375% 11/1/06	3,330,000	3,435,285
Kinder Morgan Energy Partners LP 5.35% 8/15/07 (b)	2,400,000	2,465,902
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (b)	2,100,000	2,273,250
Sempra Energy 7.95% 3/1/10	1,330,000	1,379,983
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,010,000	1,116,085
Williams Holdings of Delaware, Inc. 6.125% 12/1/03	500,000	360,000
		11,030,505
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc. 7.125% 9/1/11	2,800,000	1,652,000
TOTAL UTILITIES		55,882,505
TOTAL NONCONVERTIBLE BONDS (Cost $455,541,552)		465,200,317
U.S. Government and Government Agency Obligations - 21.6%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 13.8%
Fannie Mae:
5% 1/15/07	$ 8,000,000	$ 8,631,128
5.25% 4/15/07	49,275,000	53,672,879
6.25% 2/1/11	975,000	1,075,991
7.125% 6/15/10	20,230,000	24,122,818
Freddie Mac:
0% 12/5/02 (e)	1,800,000	1,797,349
5.75% 3/15/09	16,335,000	18,140,148
5.875% 3/21/11	670,000	724,452
6% 6/15/11	15,000,000	16,750,815
6.625% 9/15/09	32,000,000	37,205,504
7% 7/15/05	4,760,000	5,347,098
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		167,468,182
U.S. Treasury Obligations - 7.8%
U.S. Treasury Bonds:
8.125% 8/15/19	8,000,000	10,940,624
11.25% 2/15/15	5,325,000	8,799,147
12% 8/15/13	10,390,000	15,165,743
U.S. Treasury Notes:
4.375% 8/15/12	2,150,000	2,231,969
5% 8/15/11	12,470,000	13,583,309
6.5% 2/15/10	13,000,000	15,450,513
6.75% 5/15/05	5,000,000	5,593,750
7% 7/15/06	19,015,000	22,083,222
TOTAL U.S. TREASURY OBLIGATIONS		93,848,277
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $251,232,314)		261,316,459
U.S. Government Agency - Mortgage Securities - 14.1%

Fannie Mae - 13.0%
5.5% 9/1/10 to 12/1/14	14,252,904	14,832,173
5.5% 11/1/17 (c)(d)	40,897,792	42,214,189
6% 5/1/16 to 4/1/17	8,409,071	8,768,534
6.5% 6/1/16 to 8/1/32	16,946,540	17,623,156
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
6.5% 11/1/32 (c)	$ 571,867	$ 592,418
6.5% 12/1/32 (c)	20,000,000	20,687,500
7% 7/1/09 to 10/1/12	1,003,061	1,063,254
7% 12/1/32 (c)	41,000,000	42,832,188
7.5% 8/1/17 to 9/1/28	6,703,263	7,118,674
8.5% 6/1/11 to 9/1/25	472,383	510,640
9.5% 2/1/25	611,473	677,781
10% 1/1/20	16,722	19,111
10.5% 8/1/20	104,356	120,278
11% 8/1/15	609,541	692,869
12.5% 12/1/13 to 4/1/15	22,711	26,875
TOTAL FANNIE MAE		157,779,640
Freddie Mac - 0.1%
8.5% 9/1/24 to 8/1/27	608,914	654,344
9.5% 1/1/17	12,441	13,834
10% 4/1/06 to 5/1/09	34,707	37,652
10.25% 12/1/09	15,894	17,623
10.5% 5/1/21	133,988	149,955
11% 12/1/11	7,271	8,182
11.5% 10/1/15	16,432	18,841
11.75% 10/1/10	22,639	25,656
TOTAL FREDDIE MAC		926,087
Government National Mortgage Association - 1.0%
6.5% 2/15/29	2,616,620	2,730,157
7% 2/15/28 to 11/15/28	7,556,617	7,949,875
7.5% 2/15/28 to 10/15/28	90,681	96,511
8% 11/15/05 to 6/15/25	726,645	777,508
8.5% 4/15/17 to 12/15/21	291,003	319,172
11% 7/20/19 to 8/20/19	50,686	58,979
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		11,932,202
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $168,032,526)		170,637,929
Asset-Backed Securities - 6.4%
	Principal Amount	Value (Note 1)
ACE Securities Corp. Home Equity Loan Trust 2.23% 8/25/32 (f)	$ 2,800,000	$ 2,800,000
ACE Securities Corp. Nim Trust 8.85% 7/25/12	1,264,204	1,257,882
American Express Credit Account Master Trust:
5.53% 10/15/08	1,020,000	1,100,162
6.1% 12/15/06	1,100,000	1,167,046
AmeriCredit Automobile Receivables Trust:
4.61% 1/6/09	5,800,000	6,045,044
5.01% 7/14/08	6,000,000	6,320,131
7.15% 8/12/04	992,261	1,007,145
Amortizing Residential Collateral Trust 7% 6/25/32	499,073	494,347
Associates Automobile Receivables Trust 6.9% 8/15/05	3,000,000	3,128,438
Capital One Master Trust 5.3% 6/15/09	4,000,000	4,304,375
Chase Manhattan Auto Owner Trust 5.06% 2/15/08	485,000	501,296
Citibank Credit Card Issuance Trust 4.1% 12/7/06	5,300,000	5,504,103
Citibank Credit Card Master Trust I 5.3% 1/9/06	1,320,000	1,374,278
CSFB Nims Trust:
8% 5/25/32 (b)	848,111	814,187
8% 11/27/32 (b)	2,035,851	1,954,417
8.5% 3/27/31 (b)	398,488	393,009
9% 11/27/30 (b)	63,168	62,516
Discover Card Master Trust I:
5.75% 12/15/08	8,000,000	8,719,187
5.85% 1/17/06	5,000,000	5,146,650
Ford Credit Auto Owner Trust 5.71% 9/15/05	560,000	589,197
Honda Auto Receivables Owner Trust 4.67% 3/18/05	4,105,000	4,194,366
IndyMac Nim Trust 9.1675% 8/26/31 (b)(f)	344,310	344,310
MBNA Master Credit Card Trust II 7.35% 7/16/07	4,500,000	4,988,250
Premier Auto Trust 5.59% 2/9/04	1,834,451	1,848,604
Sears Credit Account Master Trust II:
5.65% 3/17/09	2,000,000	2,105,072
7% 7/15/08	4,462,500	4,667,524
Toyota Auto Receivables 2000-A Owners Trust 7.21% 4/15/07	2,000,000	2,110,278
West Penn Funding LLC 6.81% 9/25/08	4,500,000	4,950,450
TOTAL ASSET-BACKED SECURITIES (Cost $74,118,872)		77,892,264
Collateralized Mortgage Obligations - 1.1%
	Principal Amount	Value (Note 1)
U.S. Government Agency - 1.1%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 1994-51 Class PH, 6.5% 1/25/23	$ 1,400,000	$ 1,470,562
Fannie Mae guaranteed REMIC pass thru trust planned amortization class Series 2001-53 Class PE, 6.5% 10/25/24	2,942,095	3,020,589
Freddie Mac Manufactured Housing participation certificates guaranteed REMIC planned amortization class Series 32 Class TH, 7% 9/25/22	2,500,000	2,604,050
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class Series 13 Class PJ, 4.5% 8/25/20	3,391,525	3,415,666
sequential pay:
Series 2061 Class J, 6.5% 9/20/22	334,949	336,779
Series 2284 Class C, 6.5% 2/15/29	1,663,064	1,732,031
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 1998-19 Class B, 6.5% 2/20/23	768,594	774,095
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $13,093,448)		13,353,772
Commercial Mortgage Securities - 7.3%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	1,922,796	2,107,404
Series 1997-D5 Class PS1, 1.481% 2/14/43 (f)(h)	19,439,004	1,459,444
Banc America Commercial Mortgage, Inc. Series 2002-2 Class XP, 1.8039% 7/1/43 (f)(h)	12,355,000	1,216,195
COMM floater Series 2001-FL5A Class D, 3.0731% 11/15/13 (b)(f)	2,200,000	2,212,375
Commercial Mortgage Asset Trust sequential pay:
Series 1999-C1 Class A3, 6.64% 9/17/10	1,000,000	1,128,063
Series 1999-C2 Class A1, 7.285% 11/17/32	3,045,154	3,413,903
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (b)	1,618,141	1,743,799
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A3, 6.55% 1/17/35	$ 1,245,000	$ 1,395,977
Series 1999-C1 Class A2, 7.29% 9/15/41	7,550,000	8,753,387
Series 2000-C1 Class A1, 7.325% 4/15/62	1,842,616	2,072,154
Series 2001-CK3 Class A2, 6.04% 6/15/34	2,050,000	2,232,602
Series 1997-SPCE Class D, 7.332% 4/20/08 (b)	183,881	183,881
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	36,069,452	1,499,155
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	4,500,000	5,002,047
Series 2000-CF1 Class A1A, 7.45% 6/10/33	1,865,789	2,103,660
Equitable Life Assurance Society of the United States Series 174 Class C1, 7.52% 5/15/06 (b)	1,000,000	1,115,313
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.5482% 5/15/33 (b)(f)(h)	24,132,040	1,052,157
GGP Mall Properties Trust sequential pay Series 2001-C1A Class A2, 5.007% 11/15/11 (b)	4,963,667	5,197,115
Heller Financial Commercial Mortgage Asset Corp. sequential pay Series 2000-PH1 Class A1, 7.715% 1/17/34	3,026,780	3,410,212
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (b)	1,737,674	1,902,753
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C10 Class A1, 7.1075% 8/15/32	2,365,491	2,647,458
LB Commercial Conduit Mortgage Trust sequential pay Series 1999-C1 Class A2, 6.78% 6/15/31	5,370,000	6,097,741
LB-UBS Commercial Mortgage Trust sequential pay Series 2000-C3 Class A1, 7.95% 7/15/09	2,736,780	3,128,161
Morgan Stanley Capital I, Inc. sequential pay Series 1997-HF1 Class A2, 7.27% 7/15/29 (b)	5,000,000	5,569,516
Morgan Stanley Dean Witter Capital I Trust sequential pay Series 2001-PPM Class A2, 6.4% 2/1/31	3,432,837	3,762,161
Nationslink Funding Corp. sequential pay Series 1999-2 Class A1C, 7.03% 6/20/31	2,209,338	2,458,579
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (b)	2,500,000	2,782,031
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (b)	3,000,000	3,293,033
Class C4, 6.893% 5/15/16 (b)	8,000,000	8,829,128
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $81,870,361)		87,769,404
Foreign Government and Government Agency Obligations - 2.3%
	Principal Amount	Value (Note 1)
Chilean Republic:
5.625% 7/23/07	$ 1,210,000	$ 1,250,081
7.125% 1/11/12	2,900,000	3,117,500
Malaysian Government 7.5% 7/15/11	1,090,000	1,239,194
Nova Scotia Province 5.75% 2/27/12	1,750,000	1,890,987
Ontario Province:
5.5% 10/1/08	4,000,000	4,404,000
7% 8/4/05	3,500,000	3,908,149
Polish Government 6.25% 7/3/12	2,410,000	2,614,850
Quebec Province yankee 6.5% 1/17/06	2,000,000	2,216,214
United Mexican States:
7.5% 1/14/12	3,650,000	3,805,125
8% 9/24/22	2,000,000	1,930,000
8.375% 1/14/11	1,000,000	1,077,500
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $25,528,975)		27,453,600
Fixed-Income Funds - 9.6%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $115,999,926)	1,168,847	115,856,105
Cash Equivalents - 8.3%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $99,831,000)	$ 99,836,369	99,831,000
TOTAL INVESTMENT PORTFOLIO - 109.2% (Cost $1,285,248,974)		1,319,310,850
NET OTHER ASSETS - (9.2)%		(110,691,105)
NET ASSETS - 100%		$ 1,208,619,745
Futures Contracts
	Expiration Date	Unrealized Gain/(Loss)
Purchased
Eurodollar Contracts
20 Eurodollar 90 Day Index Contracts	June 2004	$ 66,130
20 Eurodollar 90 Day Index Contracts	Sept. 2004	62,880
20 Eurodollar 90 Day Index Contracts	Dec. 2004	61,130
20 Eurodollar 90 Day Index Contracts	March 2003	37,380
20 Eurodollar 90 Day Index Contracts	June 2003	50,880
20 Eurodollar 90 Day Index Contracts	Dec. 2002	24,380
20 Eurodollar 90 Day Index Contracts	Sept. 2003	63,880
20 Eurodollar 90 Day Index Contracts	Dec. 2003	70,630
20 Eurodollar 90 Day Index Contracts	March 2004	71,130
20 Eurodollar 90 Day Index Contracts	March 2005	57,880
20 Eurodollar 90 Day Index Contracts	June 2005	55,380
41 Eurodollar 90 Day Index Contracts	Sept. 2005	59,817
87 Eurodollar 90 Day Index Contracts	Dec. 2005	104,014
87 Eurodollar 90 Day Index Contracts	March 2006	95,891
115 Eurodollar 90 Day Index Contracts	June 2006	26,535
115 Eurodollar 90 Day Index Contracts	Sept. 2006	20,498
115 Eurodollar 90 Day Index Contracts	Dec. 2006	19,348
115 Eurodollar 90 Day Index Contracts	March 2007	12,523
TOTAL EURODOLLAR CONTRACTS		$ 960,306
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $90,001,736 or 7.4% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) A portion of the security is subject to a forward commitment to sell.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $569,160.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,443,472,099 and $1,147,208,864, respectively, of which long-term U.S. government and government agency obligations aggregated $955,218,190 and $844,528,861, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $9,568,556. The weighted average interest rate was 1.84%. Interest earned from the interfund lending program amounted to $4,413 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information
At October 31, 2002, the fund had a capital loss carryforward of approximately $7,479,000 all of which will expire on October 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $13,717,000 and repurchase agreements of $99,831,000) (cost $1,285,248,974) - See accompanying schedule		$ 1,319,310,850
Commitment to sell securities on a delayed delivery basis	$ (42,214,190)
Receivable for securities sold on a delayed delivery basis	42,153,482	(60,708)
Receivable for investments sold, regular delivery		2,605,731
Cash		220
Receivable for fund shares sold		3,094,285
Interest receivable		14,123,797
Receivable for daily variation on futures contracts		161,688
Total assets		1,339,235,863

Liabilities
Payable for investments purchased Regular delivery	262,647
Delayed delivery	106,022,993
Payable for fund shares redeemed	8,792,747
Distributions payable	439,816
Accrued management fee	430,674
Distribution fees payable	374,030
Other payables and accrued expenses	301,871
Collateral on securities loaned, at value	13,991,340
Total liabilities		130,616,118

Net Assets		$ 1,208,619,745
Net Assets consist of:
Paid in capital		$ 1,180,553,439
Undistributed net investment income		3,110,971
Accumulated undistributed net realized gain (loss) on investments		(10,006,139)
Net unrealized appreciation (depreciation) on investments		34,961,474
Net Assets		$ 1,208,619,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($133,236,021 ÷ 12,048,916 shares)	$ 11.06

Maximum offering price per share (100/96.25 of $11.06)	$ 11.49
Class T: Net Asset Value and redemption price per share ($684,618,178 ÷ 61,887,452 shares)	$ 11.06

Maximum offering price per share (100/97.25 of $11.06)	$ 11.37
Class B: Net Asset Value and offering price per share ($178,061,962 ÷ 16,116,443 shares) A	$ 11.05

Class C: Net Asset Value and offering price per share ($98,157,623 ÷ 8,889,709 shares) A	$ 11.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($114,545,961 ÷ 10,341,160 shares)	$ 11.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 55,800,797
Security lending		49,389
Total income		55,850,186

Expenses
Management fee	$ 4,240,697
Transfer agent fees	2,002,654
Distribution fees	3,502,400
Accounting and security lending fees	241,348
Non-interested trustees' compensation	3,507
Custodian fees and expenses	44,222
Registration fees	136,666
Audit	52,942
Legal	9,978
Miscellaneous	144,537
Total expenses before reductions	10,378,951
Expense reductions	(11,252)	10,367,699
Net investment income (loss)		45,482,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	8,790,937
Futures contracts	(120)
Swap agreements	37,815
Total net realized gain (loss)		8,828,632
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,854,371)
Futures contracts	960,306
Delayed delivery commitments	19,265
Total change in net unrealized appreciation (depreciation)		(874,800)
Net gain (loss)		7,953,832
Net increase (decrease) in net assets resulting from operations		$ 53,436,319

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 45,482,487	$ 38,113,865
Net realized gain (loss)	8,828,632	11,213,086
Change in net unrealized appreciation (depreciation)	(874,800)	34,270,548
Net increase (decrease) in net assets resulting from operations	53,436,319	83,597,499
Distributions to shareholders from net investment income	(45,483,711)	(38,106,115)
Share transactions - net increase (decrease)	294,234,320	326,413,942
Total increase (decrease) in net assets	302,186,928	371,905,326

Net Assets
Beginning of period	906,432,817	534,527,491
End of period (including undistributed net investment income of $3,110,971 and distributions in excess of net investment income of $49,787, respectively)	$ 1,208,619,745	$ 906,432,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998 I	1997 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.30	$ 10.30	$ 10.77	$ 10.56	$ 10.59
Income from Investment Operations
Net investment income (loss) E	.521 G	.619	.629	.580	.537	.615
Net realized and unrealized gain (loss)	.055 G	.713	(.002)	(.474)	.207	(.023)
Total from investment operations	.576	1.332	.627	.106	.744	.592
Distributions from net investment income	(.526)	(.622)	(.627)	(.576)	(.534)	(.622)
Net asset value, end of period	$ 11.06	$ 11.01	$ 10.30	$ 10.30	$ 10.77	$ 10.56
Total Return B, C, D	5.44%	13.28%	6.32%	1.00%	7.21%	5.81%
Ratios to Average Net Assets F
Expenses before expense reductions	.83%	.83%	.84%	.87%	1.02% A	2.42%
Expenses net of voluntary waivers, if any	.83%	.83%	.84%	.87%	.90% A	.90%
Expenses net of all reductions	.82%	.82%	.84%	.86%	.90% A	.90%
Net investment income (loss)	4.82% G	5.82%	6.20%	5.58%	5.51% A	5.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 133,236	$ 92,027	$ 48,177	$ 22,628	$ 8,217	$ 3,819
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 5.25%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H For the period ended November 30.

I Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998 I	1997 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.02	$ 10.31	$ 10.31	$ 10.77	$ 10.56	$ 10.61
Income from Investment Operations
Net investment income (loss) E	.508 G	.603	.620	.576	.537	.625
Net realized and unrealized gain (loss)	.044 G	.713	(.006)	(.473)	.201	(.058)
Total from investment operations	.552	1.316	.614	.103	.738	.567
Distributions from net investment income	(.512)	(.606)	(.614)	(.563)	(.528)	(.617)
Net asset value, end of period	$ 11.06	$ 11.02	$ 10.31	$ 10.31	$ 10.77	$ 10.56
Total Return B, C, D	5.21%	13.11%	6.18%	.98%	7.15%	5.56%
Ratios to Average Net Assets F
Expenses before expense reductions	.95%	.97%	.97%	.97%	.98% A	.96%
Expenses net of voluntary waivers, if any	.95%	.97%	.97%	.97%	.98% A	.96%
Expenses net of all reductions	.95%	.97%	.97%	.97%	.98% A	.96%
Net investment income (loss)	4.70% G	5.67%	6.07%	5.48%	5.48% A	5.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 684,618	$ 546,276	$ 313,887	$ 315,350	$ 287,734	$ 278,869
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 5.12%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H For the period ended November 30.

I Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998 I	1997 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.30	$ 10.30	$ 10.76	$ 10.54	$ 10.59
Income from Investment Operations
Net investment income (loss) E	.436 G	.534	.553	.506	.468	.551
Net realized and unrealized gain (loss)	.044 G	.713	(.006)	(.467)	.214	(.057)
Total from investment operations	.480	1.247	.547	.039	.682	.494
Distributions from net investment income	(.440)	(.537)	(.547)	(.499)	(.462)	(.544)
Net asset value, end of period	$ 11.05	$ 11.01	$ 10.30	$ 10.30	$ 10.76	$ 10.54
Total Return B, C, D	4.52%	12.40%	5.50%	.37%	6.60%	4.83%
Ratios to Average Net Assets F
Expenses before expense reductions	1.61%	1.62%	1.62%	1.61%	1.70% A	1.74%
Expenses net of voluntary waivers, if any	1.61%	1.62%	1.62%	1.61%	1.65% A	1.65%
Expenses net of all reductions	1.61%	1.62%	1.62%	1.61%	1.65% A	1.65%
Net investment income (loss)	4.03% G	5.02%	5.42%	4.83%	4.79% A	5.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 178,062	$ 113,424	$ 63,584	$ 64,532	$ 39,657	$ 22,201
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 4.46%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

H For the period ended November 30.

I Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 I	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.00	$ 10.29	$ 10.29	$ 10.76	$ 10.56	$ 10.57
Income from Investment Operations
Net investment income (loss) E	.428 H	.525	.545	.492	.453	.031
Net realized and unrealized gain (loss)	.044 H	.716	(.005)	(.472)	.199	(.005)
Total from investment operations	.472	1.241	.540	.020	.652	.026
Distributions from net investment income	(.432)	(.531)	(.540)	(.490)	(.452)	(.036)
Net asset value, end of period	$ 11.04	$ 11.00	$ 10.29	$ 10.29	$ 10.76	$ 10.56
Total Return B, C, D	4.45%	12.34%	5.42%	.19%	6.30%	.25%
Ratios to Average Net Assets G
Expenses before expense reductions	1.68%	1.69%	1.69%	1.71%	2.41% A	80.03% A
Expenses net of voluntary waivers, if any	1.68%	1.69%	1.69%	1.71%	1.75% A	1.75% A
Expenses net of all reductions	1.68%	1.69%	1.69%	1.71%	1.75% A	1.73% A
Net investment income (loss)	3.96% H	4.96%	5.35%	4.73%	4.67% A	4.42% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,158	$ 63,538	$ 20,530	$ 17,099	$ 6,100	$ 160
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 4.39%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

I Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998 H	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.03	$ 10.32	$ 10.31	$ 10.78	$ 10.57	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.539 F	.638	.656	.610	.566	.658
Net realized and unrealized gain (loss)	.053 F	.711	(.002)	(.485)	.201	(.060)
Total from investment operations	.592	1.349	.654	.125	.767	.598
Distributions from net investment income	(.542)	(.639)	(.644)	(.595)	(.557)	(.648)
Net asset value, end of period	$ 11.08	$ 11.03	$ 10.32	$ 10.31	$ 10.78	$ 10.57
Total Return B, C	5.59%	13.45%	6.59%	1.19%	7.44%	5.86%
Ratios to Average Net Assets E
Expenses before expense reductions	.67%	.66%	.65%	.66%	.68% A	.67%
Expenses net of voluntary waivers, if any	.67%	.66%	.65%	.66%	.68% A	.67%
Expenses net of all reductions	.67%	.66%	.65%	.66%	.68% A	.67%
Net investment income (loss)	4.97% F	5.98%	6.39%	5.78%	5.78% A	6.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,546	$ 91,168	$ 88,350	$ 157,131	$ 168,019	$ 177,427
Portfolio turnover rate	121%	112%	153%	138%	176% A	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.046 and increase net realized and unrealized gain (loss) per share by $.046. Without this change the ratio of net investment income (loss) to average net assets would have been 5.40%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

G For the period ended November 30.

H Eleven months ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 46,423,464	|
Unrealized depreciation	(10,244,158)
Net unrealized appreciation (depreciation)	36,179,306
Undistributed ordinary income	3,499,210
Capital loss carryforward	(7,479,050)
Total Distributable earnings	$ 32,199,466
Cost for federal income tax purposes	$ 1,283,131,544

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 45,483,711	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,922,424 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to decrease net investment income (loss) by $4,226,825; increase net unrealized appreciation/ depreciation by $3,631,961; and increase net realized gain (loss) by $594,864. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Swaps. The fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 159,484	$ 392
Class T	0%	.25%	1,438,802	4,462
Class B	.65%	.25%	1,181,395	853,230
Class C	.75%	.25%	722,719	262,488
			$ 3,502,400	$ 1,120,572

Sales Load. FDC receives a front-end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 142,629	$ 73,201
Class T	175,546	74,586
Class B*	366,398	366,398
Class C*	19,628	19,628
	$ 704,201	$ 533,813

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 195,198.18
Class T	1,186,082.21
Class B	295,766.22
Class C	142,817.20
Institutional Class	182,791.18
	$ 2,002,654

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,000,758 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $11,252.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001
From net investment income
Class A	$ 5,125,792	$ 3,827,144
Class T	27,140,787	23,134,512
Class B	5,289,775	3,916,975
Class C	2,853,534	1,983,239
Institutional Class	5,073,823	5,244,245
Total	$ 45,483,711	$ 38,106,115

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	9,771,131	6,661,506	$ 106,005,125	$ 71,255,573
Reinvestment of distributions	420,199	327,172	4,558,153	3,501,096
Shares redeemed	(6,497,238)	(3,309,557)	(70,300,571)	(35,388,951)
Net increase (decrease)	3,694,092	3,679,121	$ 40,262,707	$ 39,367,718
Class T
Shares sold	38,686,726	33,968,769	$ 420,063,872	$ 363,634,867
Reinvestment of distributions	2,361,958	2,016,916	25,618,104	21,590,808
Shares redeemed	(28,735,485)	(16,863,039)	(311,143,526)	(180,058,471)
Net increase (decrease)	12,313,199	19,122,646	$ 134,538,450	$ 205,167,204
Class B
Shares sold	10,678,416	7,292,261	$ 115,913,682	$ 78,190,907
Reinvestment of distributions	384,737	293,267	4,171,299	3,135,614
Shares redeemed	(5,252,751)	(3,455,318)	(56,764,837)	(36,782,351)
Net increase (decrease)	5,810,402	4,130,210	$ 63,320,144	$ 44,544,170
Class C
Shares sold	6,232,223	5,840,132	$ 67,477,314	$ 62,369,971
Reinvestment of distributions	213,210	155,231	2,310,669	1,662,772
Shares redeemed	(3,332,015)	(2,213,405)	(36,064,636)	(23,658,162)
Net increase (decrease)	3,113,418	3,781,958	$ 33,723,347	$ 40,374,581
Institutional Class
Shares sold	5,853,822	2,099,875	$ 63,463,448	$ 22,523,423
Reinvestment of distributions	317,927	292,607	3,454,065	3,130,171
Shares redeemed	(4,094,020)	(2,690,476)	(44,527,841)	(28,693,325)
Net increase (decrease)	2,077,729	(297,994)	$ 22,389,672	$ (3,039,731)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Intermediate Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Intermediate Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Intermediate Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Intermediate Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Andrew Dudley (37)

Year of Election or Appointment: 1999

Vice President of Advisor Intermediate Bond. Mr. Dudley is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Intermediate Bond. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Intermediate Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Intermediate Bond. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Intermediate Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Intermediate Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 5.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

LTBI-ANN-1202 158290
1.539399.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Mortgage Securities
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on March 3, 1997. Class A shares bear a 0.15% 12b-1 fee. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Mortgage Securities - CL A	6.26%	39.31%	104.95%
Fidelity Adv Mortgage Securities - CL A (incl. 4.75% sales charge)	1.22%	32.69%	95.21%
LB Mortgage	6.30%	42.91%	103.14%
US Mortgage Funds Average	5.64%	37.40%	88.08%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Lehman Brothers® Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL A	6.26%	6.85%	7.44%
Fidelity Adv Mortgage Securities - CL A (incl. 4.75% sales charge)	1.22%	5.82%	6.92%
LB Mortgage	6.30%	7.40%	7.34%
US Mortgage Funds Average	5.64%	6.55%	6.51%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class A
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Class A on October 31, 1992, and the current 4.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Mortgage-Backed Securities Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	5.00%	6.55%	7.01%	5.98%	5.92%
Capital returns	1.26%	5.60%	0.48%	-3.05%	-0.27%
Total returns	6.26%	12.15%	7.49%	2.93%	5.65%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.89¢	24.95¢	53.41¢
Annualized dividend rate	4.08%	4.44%	4.83%
30-day annualized yield	4.13%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $11.23 over the past one month, $11.15 over the past six months, and $11.05 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 4.75% sales charge.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class T shares took place on March 3, 1997. Class T shares bear a 0.25% 12b-1 fee. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL T	6.15%	38.77%	104.05%
Fidelity Adv Mortgage Securities - CL T (incl. 3.50% sales charge)	2.44%	33.92%	96.90%
LB Mortgage	6.30%	42.91%	103.14%
US Mortgage Funds Average	5.64%	37.40%	88.08%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Lehman Brothers Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL T	6.15%	6.77%	7.39%
Fidelity Adv Mortgage Securities - CL T (incl. 3.50% sales charge)	2.44%	6.01%	7.01%
LB Mortgage	6.30%	7.40%	7.34%
US Mortgage Funds Average	5.64%	6.55%	6.51%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mortgage Securities Fund - Class T on October 31, 1992, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Mortgage-Backed Securities Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class T
Performance - continued

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.89%	6.40%	6.85%	5.87%	5.87%
Capital returns	1.26%	5.69%	0.57%	-3.05%	-0.27%
Total returns	6.15%	12.09%	7.42%	2.82%	5.60%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.80¢	24.42¢	52.30¢
Annualized dividend rate	3.98%	4.34%	4.73%
30-day annualized yield	4.09%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $11.24 over the past one month, $11.16 over the past six months, and $11.06 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 3.50% sales charge.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 0.90% 12b-1 fee. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B's contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL B	5.48%	34.32%	96.64%
Fidelity Adv Mortgage Securities - CL B (incl. contingent deferred sales charge)	0.48%	32.32%	96.64%
LB Mortgage	6.30%	42.91%	103.14%
US Mortgage Funds Average	5.64%	37.40%	88.08%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Lehman Brothers Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class B

Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL B	5.48%	6.08%	7.00%
Fidelity Adv Mortgage Securities - CL B (incl. contingent deferred sales charge)	0.48%	5.76%	7.00%
LB Mortgage	6.30%	7.40%	7.34%
US Mortgage Funds Average	5.64%	6.55%	6.51%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mortgage Securities Fund - Class B on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Mortgage-Backed Securities Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class B

Performance - continued

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.22%	5.72%	6.22%	5.25%	5.19%
Capital returns	1.26%	5.60%	0.48%	-2.96%	- 0.37%
Total returns	5.48%	11.32%	6.70%	2.29%	4.82%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.20¢	20.81¢	45.17¢
Annualized dividend rate	3.36%	3.70%	4.09%
30-day annualized yield	3.61%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $11.22 over the past one month, $11.15 over the past six months, and $11.05 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on August 16, 2001. Class C shares bear a 1.00% 12b-1 fee. Returns from March 3, 1997 through August 16, 2001 are those of Class B, and reflect Class B shares' 0.90% 12b-1 fee. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to August 16, 2001 would have been lower. Class C's contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL C	5.43%	34.12%	96.34%
Fidelity Adv Mortgage Securities - CL C (incl. contingent deferred sales charge)	4.43%	34.12%	96.34%
LB Mortgage	6.30%	42.91%	103.14%
US Mortgage Funds Average	5.64%	37.40%	88.08%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Lehman Brothers Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - CL C	5.43%	6.05%	6.98%
Fidelity Adv Mortgage Securities - CL C (incl. contingent deferred sales charge)	4.43%	6.05%	6.98%
LB Mortgage	6.30%	7.40%	7.34%
US Mortgage Funds Average	5.64%	6.55%	6.51%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mortgage Securities Fund - Class C on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Mortgage-Backed Securities Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Class C
Performance - continued

Total Return Components

	Year ended October 31,	August 16, 2001 (commencement of sale of Class C shares) to October 31,
	2002	2001
Dividend returns	4.08%	1.29%
Capital returns	1.35%	1.93%
Total returns	5.43%	3.22%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.12¢	20.34¢	43.61¢
Annualized dividend rate	3.28%	3.62%	3.95%
30-day annualized yield	3.53%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $11.21 over the past one month, $11.14 over the past six months, and $11.04 over the past one year, you can compare the class' income over these periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the late summer, as record-low interest rates triggered another massive refinancing wave. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant fourth-place finish, returning 4.34%. Although corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Mortgage Securities Fund

Q. How did the fund perform, Tom?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 6.26%, 6.15%, 5.48% and 5.43%, respectively. To get a sense of how the fund did relative to its competitors, the general U.S. mortgage funds average returned 5.64%, according to Lipper Inc. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 6.30% for the same 12-month period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Mortgage securities posted fairly strong returns for the year. What accounted for that strength?

A. The relatively high credit quality and yields of mortgage securities made them particularly attractive to investors in an environment characterized by a growing aversion to credit risk and low interest rates. Stocks and corporate bonds remained out of favor for most of the year due to growing concerns about corporate profitability, accounting practices and ethics, prompting many investors to seek out the relative safety of mortgage securities. Other investors flocked to mortgages to capture the yield advantage they carried over money market funds. That said, the year wasn't without its pitfalls. In early 2002 and again this past summer, the mortgage market was very volatile because plunging interest rates induced unprecedented waves of refinancing as borrowers rushed to lock in record low interest rates. The refinancing wave in turn caused huge cash-flow uncertainty for mortgage bondholders. Investors who had counted on predictable levels of income now faced the prospect that their bonds would be prepaid, potentially forcing them to buy replacement securities that offered much lower yields.

Q. How did you manage the fund given the level of volatility created by prepayments?

A. I drew heavily on Fidelity's research, which helped me identify pockets of prepayment-resistant securities based on geography, issuer or other factors. For instance, homeowners in some states or municipalities can be slower to prepay their mortgages because of taxes that are levied on them when they do so. Likewise, prepayment among mortgage originators - such as banks - can vary a great deal based on how aggressive those originators are in reaching out to home owners to refinance. I also looked for securities made up of mortgages that are "seasoned," meaning that the homeowners - for whatever reason - have chosen not to refinance even after being presented with several economically attractive reasons to do so.

Q. What role did securities like CMOs and CMBS play in the portfolio?

A. Collateralized-mortgage obligations (CMOs) and commercial mortgage backed securities (CMBS) helped the fund's performance because of their reduced sensitivity to prepayments, more predictable cash flows and higher yields. CMOs, while somewhat similar to pass-through securities, allow cash flows to be directed so prepayments generally are more predictable. CMBS, which are made up of mortgages on commercial - rather than residential - properties, often come with provisions that curtail the mortgage holders' ability to refinance. For that reason, CMBS generally provide protection against prepayments and falling interest rates.

Annual Report

Q. Were there any disappointments during the period?

A. There was one minor disappointment. Throughout much of the period, I tended to favor securities issued by Fannie Mae rather than those issued by Ginnie Mae. The former generally lagged the latter, although the underperformance of Fannie Mae securities only slightly detracted from the fund's performance for the year.

Q. What's your outlook?

A. At the end of October, mortgage securities seemed somewhat expensive relative to historical norms, which may impede their progress in the short term. They also may be vulnerable to some additional prepayment risks if interest rates drop further. If interest rates rise, on the other hand, prepayments won't be much of an issue, but mortgage security prices, like most bond prices, likely will come under some pressure. With mortgage and interest rates hovering around 40-year lows, it gets more difficult for mortgage securities to enjoy any price appreciation. That said, their high quality and relatively high yields should help make them attractive to long-term investors interested in diversification.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income, consistent with prudent investment risk; the fund may also consider the potential for capital gains

Start date: December 31, 1984

Size: as of October 31, 2002, more than $1.7 billion

Manager: Tom Silvia, since 1997; joined Fidelity in 1993

3

Tom Silvia on the mortgage market and its effects on the economy and interest rates:

"The U.S. mortgage market had a dramatic effect on interest rates and the economy during the past year. What anemic economic growth we enjoyed in that time was driven by consumer spending, rather than business spending. Consumer spending in large part was fueled by record levels of mortgage refinancing, which cut monthly payments and allowed consumers to turn equity in their homes into cash. Ironically, all the refinancing may have delayed future economic growth. Here's why: As rates fell, large financial institutions that buy big pools of mortgages typically purchased insurance in the form of U.S. Treasury securities. As rates declined, the value of those Treasuries tended to rise, offsetting the losses caused by homeowners who refinanced their mortgages. The lower that rates went, the more refinancing increased, and the more need for insurance. Given the dramatic decline in interest rates in the past year, it appears the mortgage market may have pushed rates to levels that are lower than normal given a weak economy. If that trend starts to unwind, the reverse could be true. Refinancings could slow dramatically, reducing the need for bond insurance and prompting sales of Treasuries. That ultimately could cause rising interest rates and slower economic growth."

Annual Report

Investment Changes

Average Years to Maturity as of October 31, 2002
6 months ago
Years	2.3	4.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	1.5	3.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Coupon Distribution as of October 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	1.3	1.2
Less than 2%	1.2	1.5
2 - 2.99%	8.4	8.1
3 - 3.99%	1.1	2.5
4 - 4.99%	0.2	0.9
5 - 5.99%	3.5	10.1
6 - 6.99%	34.3	24.1
7 - 7.99%	38.8	41.3
8 - 8.99%	3.3	5.7
9% and over	2.0	3.6
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Corporate Bonds 2.1%		Corporate Bonds 3.4%
	Mortgage Securities 82.6%		Mortgage Securities 64.6%
	CMOs and Other Mortgage Related Securities 20.7%		CMOs and Other Mortgage Related Securities 31.5%
	U.S. Government and Government Agency Obligations 0.3%		U.S. Government and Government Agency Obligations 0.2%
	Asset-Backed Securities 8.4%		Asset-Backed Securities 12.5%
	Short-Term Investments and Net Other Assets(dagger) (14.1)%		Short-Term Investments and Net Other Assets(dagger) (12.2)%
* Foreign investments	0.3%	** Foreign investments	0.3%
* Futures and Swaps	(1.0)%	** Futures	(0.6)%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 82.6%
	Principal Amount	Value (Note 1)
Fannie Mae - 61.8%
5.5% 5/1/29 to 10/1/32	$ 21,252,648	$ 21,499,625
5.5% 11/1/32 (b)	18,000,000	18,185,625
6% 2/1/14 to 9/1/17	95,688,615	99,783,307
6% 11/1/17 to 11/1/32 (b)(c)	176,777,752	181,789,298
6.5% 7/1/16 to 10/1/32	83,448,263	87,040,023
6.5% 11/1/32 (b)	208,051,048	215,527,883
7% 3/1/17 to 10/1/32	412,312,112	430,946,543
7.5% 3/1/22 to 7/1/29	2,114,245	2,249,849
8% 9/1/07 to 12/1/29	285,078	304,828
8.25% 1/1/13	22,350	23,573
8.5% 1/1/16 to 7/1/31	4,499,527	4,810,955
8.75% 11/1/08	15,089	15,778
9% 1/1/08 to 10/1/30	3,734,491	4,015,303
9.5% 5/1/03 to 8/1/22	750,747	821,354
11% 8/1/10	486,059	553,105
12.25% 5/1/13 to 5/1/15	78,927	92,821
12.5% 8/1/15 to 3/1/16	158,549	187,153
12.75% 2/1/15	5,818	6,914
13.5% 9/1/14 to 12/1/14	39,171	47,223
14% 11/1/14	38,809	47,174
		1,067,948,334
Freddie Mac - 4.6%
5.5% 3/1/29 to 7/1/29	383,711	389,807
6% 5/1/16 to 7/1/29	9,229,785	9,583,482
6.5% 1/1/24 to 9/1/24	12,614,001	13,187,032
7% 4/1/32	14,445,500	15,084,680
7.5% 11/1/07 to 7/1/32	34,094,606	36,197,329
8% 10/1/07 to 4/1/21	283,313	304,026
8.5% 11/1/03 to 9/1/20	650,440	698,981
9% 9/1/08 to 5/1/21	1,886,276	2,073,060
10% 1/1/09 to 5/1/19	562,129	634,380
10.5% 8/1/10 to 2/1/16	41,909	47,063
11.5% 4/1/12	24,016	27,292
12.25% 6/1/14 to 7/1/15	80,058	93,433
12.5% 5/1/12 to 12/1/14	272,875	325,081
12.75% 6/1/05 to 1/1/14	21,176	24,038
13% 10/1/13 to 6/1/15	525,941	628,522
		79,298,206
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - 16.2%
6.5% 5/15/28 to 8/15/32	$ 16,783,104	$ 17,490,930
7% 1/15/26 to 7/15/32	216,224,132	227,113,886
7% 11/1/32 (b)	889,125	934,693
7.5% 7/15/05 to 4/15/32	21,538,938	22,938,695
8% 2/15/06 to 12/15/25	3,900,585	4,207,565
8.5% 7/15/16 to 10/15/28	6,559,513	7,158,665
9% 9/20/16 to 4/20/18	35,687	39,241
9.5% 12/15/24	32,642	36,762
10.5% 6/15/04 to 2/20/18	186,531	213,822
13% 10/15/13	35,532	42,494
13.5% 7/15/11 to 10/15/14	25,236	30,260
		280,207,013
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,413,835,035)		1,427,453,553
Asset-Backed Securities - 3.2%

ABSC Nims Trust 7% 8/17/32 (a)	2,997,232	2,922,302
ACE Securities Corp. Nim Trust 8.5% 12/20/31 (a)	1,669,254	1,655,856
ACE Securities Corp. Nim Trust 8.85% 7/25/12	3,611,408	3,593,351
Amortizing Residential Collateral Trust 7% 6/25/32	402,478	398,667
AQ Finance Nim Trust 9.5% 8/15/31 (a)	335,828	334,149
CDC Mortgage Capital Trust:
10% 1/25/32 (a)	2,758,607	2,758,607
10% 1/25/33 (a)	5,579,575	5,591,780
CSFB Nims Trust:
8% 3/27/32	1,488,727	1,451,509
8% 5/25/32 (a)	1,339,124	1,285,559
8% 7/27/32 (a)	1,820,500	1,761,334
8% 8/27/32	351,911	343,113
8% 11/27/32 (a)	8,017,692	7,696,984
8.5% 3/27/31 (a)	255,256	251,747
9% 11/27/30 (a)	45,264	44,797
Home Equity Asset Trust Nims Trust 8% 1/1/33 (a)	2,055,000	2,003,625
Home Equity Residual Distributions Trust 12.25% 11/25/05 (a)	4,985,000	4,985,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
IndyMac Nim Trust:
7% 12/1/08 (a)	$ 265,435	$ 257,472
9.1675% 8/26/31 (a)(d)	826,343	826,343
Long Beach Asset Holdings Corp. Nim Trust 9.05% 5/25/32 (a)	997,347	996,100
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (a)	666,518	661,936
10% 4/25/32 (a)	2,206,502	2,210,640
10% 5/25/32 (a)	822,393	823,935
12.75% 10/25/31 (a)	1,795,712	1,826,576
Novastar Caps Trust 7.15% 7/26/31 (a)	5,505,000	5,505,000
Option One Mortgage Securities Corp. Nims Trust 9.66% 9/26/31 (a)	302,454	302,454
Sharps SP I LLC Nim Trust 9.5% 4/25/31 (a)(b)	4,200,000	4,186,031
TOTAL ASSET-BACKED SECURITIES (Cost $54,824,097)		54,674,867
Collateralized Mortgage Obligations - 10.7%

Private Sponsor - 1.8%
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2001-26 Class 3A1, 7.5% 11/25/31	9,167,928	9,514,595
Series 2002-15R Class A1, 7.03% 1/28/32 (a)	5,241,601	5,198,196
GE Capital Mortgage Services, Inc. sequential pay Series 1994-24 Class A4, 7% 7/25/24	4,000,000	4,091,080
Residential Funding Mortgage Securities I, Inc. Series 1996-S6 Class A9, 7% 3/25/26	1,746,517	1,750,849
Wells Fargo Mortgage Back Securities Series 2001-6 Class A1, 7% 4/25/31	10,000,000	10,353,500
TOTAL PRIVATE SPONSOR		30,908,220
U.S. Government Agency - 8.9%
Fannie Mae guaranteed REMIC pass thru certificates Series 1993-223 Class SA, 15.4863% 12/25/23 (d)	1,753,018	1,868,474
Fannie Mae guaranteed REMIC pass thru trust planned amortization class:
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049,260	10,643,041
Series 1999-51 Class LK, 6.5% 8/25/29	10,000,000	10,611,702
Series 2002-3 Class PJ, 5.25% 5/25/08	7,969,000	8,256,831
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac:
REMIC planned amortization class:
Series 2178 Class PB, 7% 8/15/29	$ 11,570,000	$ 12,374,622
Series 70 Class C, 9% 9/15/20	780,744	813,035
Series 2253 Class PG, 7.5% 4/15/29	10,000,000	10,255,582
Series 2344 Class LQ, 6.25% 7/15/29	7,879,667	8,221,434
Freddie Mac Manufactured Housing participation certificates guaranteed Series 2337 Class MC, 6.75% 7/15/31	1,148,961	1,147,362
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class Series 2129 Class PD, 5.75% 9/15/09	5,740,000	5,787,545
Series 1658 Class GZ, 7% 1/15/24	5,598,944	6,255,726
Series 2148 Class FB, 2.1% 4/15/29 (d)	924,147	924,365
Series 2357 Class YO, 0% 9/15/31 (g)	6,398,726	6,327,530
Series 2366 Class SI, 9.66% 10/15/31 (d)	10,000,000	10,261,851
Series 2439 Class SK, 19.6625% 4/15/30 (d)	3,904,754	4,028,988
Series 2466 Class AG, 6.5% 6/15/32	38,029,856	38,376,152
Series 2469 Class SW, 8.8% 12/15/19 (d)	8,426,256	8,547,478
Ginnie Mae guaranteed REMIC pass thru securities Series 2002-58 Class SW, 8.864% 2/17/30 (d)	9,886,340	10,206,253
TOTAL U.S. GOVERNMENT AGENCY		154,907,971
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $180,682,717)		185,816,191
Commercial Mortgage Securities - 6.1%

Asset Securitization Corp. Series 1997-D5 Class PS1, 1.481% 2/14/43 (d)(f)	44,533,243	3,343,471
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP8 Class X2, 2.3368% 8/1/38 (a)(f)	37,870,000	4,544,400
BTR 2 Trust floater Series 1999-S1A Class D, 4.0038% 2/28/14 (a)(d)	615,135	614,943
Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class E, 7.5768% 8/15/31 (d)	5,000,000	5,675,000
COMM floater Series 2001-FL5A:
Class D, 3.0731% 11/15/13 (a)(d)	9,000,000	9,050,625
Class E, 3.3025% 11/15/13 (a)(d)	5,000,000	4,989,063
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	$ 4,130,000	$ 4,544,809
Series 1998-C1 Class D, 7.17% 5/17/40	3,360,000	3,632,600
DLJ Mortgage Acceptance Corp. Series 1994-MF11 Class B2, 8.1% 6/18/04 (a)	5,000,000	4,950,000
Ginnie Mae guaranteed Multi-family REMIC pass thru securities sequential pay Series 2002-53 Class B, 5.552% 5/16/26	9,000,000	9,556,295
Ginnie Mae guaranteed REMIC pass thru securities Series 2002-61 Class XA, 1.257% 7/16/42 (d)(f)	159,922,594	14,742,864
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (d)	930,000	928,838
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.7331% 12/15/10 (d)	7,004,655	6,969,632
Kansas Mortgage Capital LP Series 1995-1 Class E, 8.18% 2/20/30 (a)(d)	4,077,160	4,072,971
LB-UBS Commercial Mortgage Trust Series 2002-C4 Class XCP, 1.4794% 10/15/35 (a)(f)	72,844,800	5,932,867
Structured Asset Securities Corp. Series 1992-M1 Class C, 7.05% 11/25/07	1,924,388	1,919,577
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class D1, 6.917% 12/15/04 (a)	18,200,000	19,303,375
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $101,853,056)		104,771,330
Fixed-Income Funds - 14.0%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $243,000,012)	2,441,341	241,985,750
Cash Equivalents - 7.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $128,362,000)	$ 128,368,904	$ 128,362,000
TOTAL INVESTMENT PORTFOLIO - 124.0% (Cost $2,122,556,917)		2,143,063,691
NET OTHER ASSETS - (24.0)%		(414,741,373)
NET ASSETS - 100%		$ 1,728,322,318
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $107,544,667 or 6.2% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(g) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Other Information

Purchases and sales of securities, other than short-term securities aggregated $3,708,165,755 and $2,458,001,118, respectively, of which long-term U.S. government and government agency obligations aggregated $3,379,063,385 and $2,277,930,727 respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $128,362,000) (cost $ 2,122,556,917) - See accompanying schedule		$ 2,143,063,691
Commitment to sell securities on a delayed delivery basis	$ (52,125,000)
Receivable for securities sold on a delayed delivery basis	52,058,594	(66,406)
Receivable for investments sold, regular delivery		1,065,829
Cash		26,568
Receivable for fund shares sold		8,294,022
Interest receivable		8,337,717
Total assets		2,160,721,421

Liabilities
Payable for investments purchased Regular delivery	$ 6,381,621
Delayed delivery	419,913,908
Payable for fund shares redeemed	4,156,866
Distributions payable	744,566
Accrued management fee	607,906
Distribution fees payable	237,173
Other payables and accrued expenses	357,063
Total liabilities		432,399,103

Net Assets		$ 1,728,322,318
Net Assets consist of:
Paid in capital		$ 1,691,701,007
Undistributed net investment income		533,440
Accumulated undistributed net realized gain (loss) on investments		15,647,503
Net unrealized appreciation (depreciation) on investments		20,440,368
Net Assets		$ 1,728,322,318

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($63,200,773 ÷ 5,611,409 shares)	$ 11.26

Maximum offering price per share (100/95.25 of $11.26)	$ 11.82
Class T: Net Asset Value and redemption price per share ($195,001,506 ÷ 17,293,995 shares)	$ 11.28

Maximum offering price per share (100/96.50 of $11.28)	$ 11.69
Class B: Net Asset Value and offering price per share ($176,244,823 ÷ 15,650,808 shares) A	$ 11.26

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,207,966,679 ÷ 107,091,476 shares)	$ 11.28

Class C: Net Asset Value and offering price per share ($73,746,594 ÷ 6,554,084 shares) A	$ 11.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,161,943 ÷ 1,080,603 shares)	$ 11.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 49,919,729
Expenses
Management fee	$ 3,942,545
Transfer agent fees	1,393,041
Distribution fees	1,530,226
Accounting fees and expenses	243,656
Non-interested trustees' compensation	2,453
Custodian fees and expenses	100,348
Registration fees	248,596
Audit	59,483
Legal	10,907
Miscellaneous	39,852
Total expenses before reductions	7,571,107
Expense reductions	(6,181)	7,564,926
Net investment income (loss)		42,354,803
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		17,253,296
Change in net unrealized appreciation (depreciation) on: Investment securities	1,534,312
Delayed delivery commitments	254,532
Total change in net unrealized appreciation (depreciation)		1,788,844
Net gain (loss)		19,042,140
Net increase (decrease) in net assets resulting from operations		$ 61,396,943

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,354,803	$ 31,239,386
Net realized gain (loss)	17,253,296	6,972,112
Change in net unrealized appreciation (depreciation)	1,788,844	22,898,795
Net increase (decrease) in net assets resulting from operations	61,396,943	61,110,293
Distributions to shareholders from net investment income	(42,887,318)	(31,956,858)
Share transactions - net increase (decrease)	1,091,658,653	122,975,969
Total increase (decrease) in net assets	1,110,168,278	152,129,404

Net Assets
Beginning of period	618,154,040	466,024,636
End of period (including undistributed net investment income of $553,440 and undistributed net investment income of $644,319, respectively)	$ 1,728,322,318	$ 618,154,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.12	$ 10.53	$ 10.48	$ 10.96	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.502 E	.630	.665	.646	.669
Net realized and unrealized gain (loss)	.172 E	.613	.086	(.336)	(.061)
Total from investment operations	.674	1.243	.751	.310	.608
Distributions from net investment income	(.534)	(.653)	(.701)	(.640)	(.638)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.534)	(.653)	(.701)	(.790)	(.668)
Net asset value, end of period	$ 11.26	$ 11.12	$ 10.53	$ 10.48	$ 10.96
Total Return A, B	6.26%	12.15%	7.49%	2.93%	5.65%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.85%	.88%	.99%	3.62%
Expenses net of voluntary waivers, if any	.84%	.85%	.88%	.90%	.90%
Expenses net of all reductions	.84%	.85%	.88%	.90%	.90%
Net investment income (loss)	4.55% E	5.86%	6.44%	6.09%	6.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,201	$ 15,318	$ 4,610	$ 3,090	$ 1,865
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.54%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 10.54	$ 10.48	$ 10.96	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.492 E	.622	.653	.637	.665
Net realized and unrealized gain (loss)	.171 E	.617	.092	(.338)	(.063)
Total from investment operations	.663	1.239	.745	.299	.602
Distributions from net investment income	(.523)	(.639)	(.685)	(.629)	(.632)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.523)	(.639)	(.685)	(.779)	(.662)
Net asset value, end of period	$ 11.28	$ 11.14	$ 10.54	$ 10.48	$ 10.96
Total Return A, B	6.15%	12.09%	7.42%	2.82%	5.60%
Ratios to Average Net Assets D
Expenses before expense reductions	.94%	.96%	1.00%	1.06%	1.34%
Expenses net of voluntary waivers, if any	.94%	.96%	1.00%	1.00%	1.00%
Expenses net of all reductions	.94%	.96%	1.00%	1.00%	1.00%
Net investment income (loss)	4.45% E	5.75%	6.33%	5.99%	6.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 195,002	$ 106,167	$ 61,359	$ 29,052	$ 19,103
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.44%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Net asset value, beginning of period	$ 11.12	$ 10.53	$ 10.48	$ 10.95	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.421 E	.551	.593	.567	.584
Net realized and unrealized gain (loss)	.171 E	.611	.081	(.324)	(.064)
Total from investment operations	.592	1.162	.674	.243	.520
Distributions from net investment income	(.452)	(.572)	(.624)	(.563)	(.560)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.452)	(.572)	(.624)	(.713)	(.590)
Net asset value, end of period	$ 11.26	$ 11.12	$ 10.53	$ 10.48	$ 10.95
Total Return A, B	5.48%	11.32%	6.70%	2.29%	4.82%
Ratios to Average Net Assets D
Expenses before expense reductions	1.58%	1.60%	1.60%	1.62%	2.21%
Expenses net of voluntary waivers, if any	1.58%	1.60%	1.60%	1.62%	1.65%
Expenses net of all reductions	1.57%	1.60%	1.60%	1.62%	1.65%
Net investment income (loss)	3.82% E	5.11%	5.73%	5.37%	5.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 176,245	$ 57,034	$ 19,911	$ 19,101	$ 7,840
Portfolio turnover rate	231%	194%	99%	183%	262%
Selected Per-Share Data

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 3.80%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Mortgage Securities Fund

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 10.54	$ 10.49	$ 10.97	$ 11.02
Income from Investment Operations
Net investment income (loss) B	.526 D	.654	.690	.674	.700
Net realized and unrealized gain (loss)	.170 D	.619	.078	(.342)	(.056)
Total from investment operations	.696	1.273	.768	.332	.644
Distributions from net investment income	(.556)	(.673)	(.718)	(.662)	(.664)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.556)	(.673)	(.718)	(.812)	(.694)
Net asset value, end of period	$ 11.28	$ 11.14	$ 10.54	$ 10.49	$ 10.97
Total Return A	6.47%	12.44%	7.66%	3.14%	5.99%
Ratios to Average Net Assets C
Expenses before expense reductions	.63%	.66%	.67%	.70%	.71%
Expenses net of voluntary waivers, if any	.63%	.66%	.67%	.70%	.71%
Expenses net of all reductions	.63%	.66%	.67%	.70%	.71%
Net investment income (loss)	4.76% D	6.04%	6.65%	6.29%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,207,967	$ 429,684	$ 371,107	$ 406,839	$ 459,212
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.74%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.89
Income from Investment Operations
Net investment income (loss) E	.413 H	.112
Net realized and unrealized gain (loss)	.173 H	.238
Total from investment operations	.586	.350
Distributions from net investment income	(.436)	(.140)
Net asset value, end of period	$ 11.25	$ 11.10
Total Return B, C, D	5.43%	3.22%
Ratios to Average Net Assets G
Expenses before expense reductions	1.64%	1.60% A
Expenses net of voluntary waivers, if any	1.64%	1.60% A
Expenses net of all reductions	1.64%	1.60% A
Net investment income (loss)	3.75% H	4.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 73,747	$ 2,632
Portfolio turnover rate	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 3.74%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.11	$ 10.52	$ 10.47	$ 10.95	$ 11.01
Income from Investment Operations
Net investment income (loss) B	.513 D	.644	.684	.669	.693
Net realized and unrealized gain (loss)	.171 D	.610	.080	(.343)	(.063)
Total from investment operations	.684	1.254	.764	.326	.630
Distributions from net investment income	(.544)	(.664)	(.714)	(.656)	(.660)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.544)	(.664)	(.714)	(.806)	(.690)
Net asset value, end of period	$ 11.25	$ 11.11	$ 10.52	$ 10.47	$ 10.95
Total Return A	6.36%	12.27%	7.64%	3.09%	5.86%
Ratios to Average Net Assets C
Expenses before expense reductions	.75%	.76%	.73%	.75%	.86%
Expenses net of voluntary waivers, if any	.75%	.75%	.73%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.72%	.75%	.75%
Net investment income (loss)	4.65% D	5.95%	6.60%	6.24%	6.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,162	$ 7,319	$ 9,038	$ 15,422	$ 22,038
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.63%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Fidelity Mortgage Securities Fund (the original class), Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 23,451,019
Unrealized depreciation	(2,060,569)
Net unrealized appreciation (depreciation)	21,390,450
Undistributed ordinary income	17,001,607
Undistributed long-term capital gain	2,327,443
Total Distributable earnings	$ 40,719,500
Cost for federal income tax purposes	$ 2,121,673,241

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 42,887,318

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $654,519 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $154,381; decrease net unrealized appreciation/ depreciation by $5,169; and decrease net realized gain (loss) by $149,212. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Financing Transactions. To earn additional income, the fund may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 51,235	$ -
Class T	0%	.25%	348,914	12,562
Class B	.65%	.25%	870,407	628,626
Class C	.75%	.25%	259,670	196,059
			$ 1,530,226	$ 837,247

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 235,020	$ 114,257
Class T	197,554	78,167
Class B	327,227	327,227*
Class C	29,752	29,752*
	$ 789,553	$ 549,403

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Fidelity Mortgage Securities Fund Shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 65,407.19
Class T	266,099.19
Class B	178,177.18
Fidelity Mortgage Securities Fund	821,590.13
Class C	41,675.16
Institutional Class	20,093.24
	$ 1,393,041

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,797,953 for the period.

5. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6,181.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001A
From net investment income
Class A	$ 1,576,709	$ 569,751
Class T	6,458,762	4,803,722
Class B	3,776,918	1,667,212
Fidelity Mortgage Securities Fund	29,741,839	24,383,662
Class C	937,646	16,666
Institutional Class	395,444	515,845
Total	$ 42,887,318	$ 31,956,858

A Distributions for Class C are for the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2002	Year ended October 31, 2001A	Year ended October 31, 2002	Year ended October 31, 2001A
Class A
Shares sold	5,131,070	1,254,368	$ 56,862,939	$ 13,575,707
Reinvestment of distributions	114,758	43,489	1,274,024	472,017
Shares redeemed	(1,011,719)	(358,531)	(11,214,145)	(3,890,592)
Net increase (decrease)	4,234,109	939,326	$ 46,922,818	$ 10,157,132
Class T
Shares sold	14,584,865	6,485,222	$ 162,139,047	$ 70,359,399
Reinvestment of distributions	452,163	286,369	5,016,690	3,112,228
Shares redeemed	(7,276,438)	(3,061,196)	(80,821,265)	(33,140,747)
Net increase (decrease)	7,760,590	3,710,395	$ 86,334,472	$ 40,330,880
Class B
Shares sold	12,678,205	4,074,059	$ 140,867,935	$ 44,286,610
Reinvestment of distributions	247,280	115,192	2,742,793	1,250,932
Shares redeemed	(2,403,597)	(951,993)	(26,617,789)	(10,296,177)
Net increase (decrease)	10,521,888	3,237,258	$ 116,992,939	$ 35,241,365
Fidelity Mortgage Securities Fund
Shares sold	83,922,639	6,553,799	$ 938,553,642	$ 71,243,547
Reinvestment of distributions	2,309,030	1,841,815	25,670,173	19,990,172
Shares redeemed	(17,719,111)	(5,026,043)	(197,753,645)	(54,427,036)
Net increase (decrease)	68,512,558	3,369,571	$ 766,470,170	$ 36,806,683
Class C
Shares sold	6,878,721	294,122	$ 76,443,117	$ 3,235,086
Reinvestment of distributions	67,542	1,135	752,106	12,585
Shares redeemed	(629,234)	(58,202)	(6,967,364)	(640,751)
Net increase (decrease)	6,317,029	237,055	$ 70,227,859	$ 2,606,920
Institutional Class
Shares sold	805,931	253,313	$ 8,949,120	$ 2,738,052
Reinvestment of distributions	21,939	29,838	242,677	322,973
Shares redeemed	(405,826)	(483,679)	(4,481,402)	(5,228,036)
Net increase (decrease)	422,044	(200,528)	$ 4,710,395	$ (2,167,011)

A Share transactions for Class C are for the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Mortgage Securities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Mortgage Securities. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Mortgage Securities. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Thomas Silvia (41)

Year of Election or Appointment: 1998

Vice President of Advisor Mortgage Securities. Mr. Silvia also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Silvia managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Mortgage Securities. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Mortgage Securities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Mortgage Securities. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Mortgage Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mortgage Securities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mortgage Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Mortgage Securities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mortgage Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/9/02	12/6/02	$.08
Class T	12/9/02	12/6/02	$.08
Class B	12/9/02	12/6/02	$.08
Class C	12/9/02	12/6/02	$.08

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AMOR-ANN-1202 158344
1.704047.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Mortgage Securities
Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Mortgage Securities Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Mortgage Securities - Inst CL	6.36%	40.28%	106.42%
LB Mortgage	6.30%	42.91%	103.14%
US Mortgage Funds Average	5.64%	37.40%	88.08%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Lehman Brothers® Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Mortgage Securities - Inst CL	6.36%	7.00%	7.52%
LB Mortgage	6.30%	7.40%	7.34%
US Mortgage Funds Average	5.64%	6.55%	6.51%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Annual Report

Fidelity Advisor Mortgage Securities Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund - Institutional Class on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Mortgage-Backed Securities Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	5.10%	6.66%	7.16%	6.14%	6.13%
Capital returns	1.26%	5.61%	0.48%	-3.05%	- 0.27%
Total returns	6.36%	12.27%	7.64%	3.09%	5.86%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.91¢	25.32¢	54.39¢
Annualized dividend rate	4.10%	4.51%	4.93%
30-day annualized yield	4.40%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $11.22 over the past one month, $11.14 over the past six months, and $11.04 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the late summer, as record-low interest rates triggered another massive refinancing wave. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant fourth-place finish, returning 4.34%. Although corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Mortgage Securities Fund

Q. How did the fund perform, Tom?

A. For the 12 months ending October 31, 2002, the fund's Institutional Class shares returned 6.36%. To get a sense of how the fund did relative to its competitors, the general U.S. mortgage funds average returned 5.64%, according to Lipper Inc. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 6.30% for the same 12-month period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Mortgage securities posted fairly strong returns for the year. What accounted for that strength?

A. The relatively high credit quality and yields of mortgage securities made them particularly attractive to investors in an environment characterized by a growing aversion to credit risk and low interest rates. Stocks and corporate bonds remained out of favor for most of the year due to growing concerns about corporate profitability, accounting practices and ethics, prompting many investors to seek out the relative safety of mortgage securities. Other investors flocked to mortgages to capture the yield advantage they carried over money market funds. That said, the year wasn't without its pitfalls. In early 2002 and again this past summer, the mortgage market was very volatile because plunging interest rates induced unprecedented waves of refinancing as borrowers rushed to lock in record low interest rates. The refinancing wave in turn caused huge cash-flow uncertainty for mortgage bondholders. Investors who had counted on predictable levels of income now faced the prospect that their bonds would be prepaid, potentially forcing them to buy replacement securities that offered much lower yields.

Q. How did you manage the fund given the level of volatility created by prepayments?

A. I drew heavily on Fidelity's research, which helped me identify pockets of prepayment-resistant securities based on geography, issuer or other factors. For instance, homeowners in some states or municipalities can be slower to prepay their mortgages because of taxes that are levied on them when they do so. Likewise, prepayment among mortgage originators - such as banks - can vary a great deal based on how aggressive those originators are in reaching out to home owners to refinance. I also looked for securities made up of mortgages that are "seasoned," meaning that the homeowners - for whatever reason - have chosen not to refinance even after being presented with several economically attractive reasons to do so.

Q. What role did securities like CMOs and CMBS play in the portfolio?

A. Collateralized-mortgage obligations (CMOs) and commercial mortgage backed securities (CMBS) helped the fund's performance because of their reduced sensitivity to prepayments, more predictable cash flows and higher yields. CMOs, while somewhat similar to pass-through securities, allow cash flows to be directed so prepayments generally are more predictable. CMBS, which are made up of mortgages on commercial - rather than residential - properties, often come with provisions that curtail the mortgage holders' ability to refinance. For that reason, CMBS generally provide protection against prepayments and falling interest rates.

Annual Report

Q. Were there any disappointments during the period?

A. There was one minor disappointment. Throughout much of the period, I tended to favor securities issued by Fannie Mae rather than those issued by Ginnie Mae. The former generally lagged the latter, although the underperformance of Fannie Mae securities only slightly detracted from the fund's performance for the year.

Q. What's your outlook?

A. At the end of October, mortgage securities seemed somewhat expensive relative to historical norms, which may impede their progress in the short term. They also may be vulnerable to some additional prepayment risks if interest rates drop further. If interest rates rise, on the other hand, prepayments won't be much of an issue, but mortgage security prices, like most bond prices, likely will come under some pressure. With mortgage and interest rates hovering around 40-year lows, it gets more difficult for mortgage securities to enjoy any price appreciation. That said, their high quality and relatively high yields should help make them attractive to long-term investors interested in diversification.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

>

Fund Facts

Goal: seeks a high level of current income, consistent with prudent investment risk; the fund may also consider the potential for capital gains

Start date: December 31, 1984

Size: as of October 31, 2002, more than $1.7 billion

Manager: Tom Silvia, since 1997; joined Fidelity in 1993

3

Tom Silvia on the mortgage market and its effects on the economy and interest rates:

"The U.S. mortgage market had a dramatic effect on interest rates and the economy during the past year. What anemic economic growth we enjoyed in that time was driven by consumer spending, rather than business spending. Consumer spending in large part was fueled by record levels of mortgage refinancing, which cut monthly payments and allowed consumers to turn equity in their homes into cash. Ironically, all the refinancing may have delayed future economic growth. Here's why: As rates fell, large financial institutions that buy big pools of mortgages typically purchased insurance in the form of U.S. Treasury securities. As rates declined, the value of those Treasuries tended to rise, offsetting the losses caused by homeowners who refinanced their mortgages. The lower that rates went, the more refinancing increased, and the more need for insurance. Given the dramatic decline in interest rates in the past year, it appears the mortgage market may have pushed rates to levels that are lower than normal given a weak economy. If that trend starts to unwind, the reverse could be true. Refinancings could slow dramatically, reducing the need for bond insurance and prompting sales of Treasuries. That ultimately could cause rising interest rates and slower economic growth."

Annual Report

Investment Changes

Average Years to Maturity as of October 31, 2002
6 months ago
Years	2.3	4.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	1.5	3.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Coupon Distribution as of October 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	1.3	1.2
Less than 2%	1.2	1.5
2 - 2.99%	8.4	8.1
3 - 3.99%	1.1	2.5
4 - 4.99%	0.2	0.9
5 - 5.99%	3.5	10.1
6 - 6.99%	34.3	24.1
7 - 7.99%	38.8	41.3
8 - 8.99%	3.3	5.7
9% and over	2.0	3.6
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Corporate Bonds 2.1%		Corporate Bonds 3.4%
	Mortgage Securities 82.6%		Mortgage Securities 64.6%
	CMOs and Other Mortgage Related Securities 20.7%		CMOs and Other Mortgage Related Securities 31.5%
	U.S. Government and Government Agency Obligations 0.3%		U.S. Government and Government Agency Obligations 0.2%
	Asset-Backed Securities 8.4%		Asset-Backed Securities 12.5%
	Short-Term Investments and Net Other Assets(dagger) (14.1)%		Short-Term Investments and Net Other Assets(dagger) (12.2)%
* Foreign investments	0.3%	** Foreign investments	0.3%
* Futures and Swaps	(1.0)%	** Futures	(0.6)%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 82.6%
	Principal Amount	Value (Note 1)
Fannie Mae - 61.8%
5.5% 5/1/29 to 10/1/32	$ 21,252,648	$ 21,499,625
5.5% 11/1/32 (b)	18,000,000	18,185,625
6% 2/1/14 to 9/1/17	95,688,615	99,783,307
6% 11/1/17 to 11/1/32 (b)(c)	176,777,752	181,789,298
6.5% 7/1/16 to 10/1/32	83,448,263	87,040,023
6.5% 11/1/32 (b)	208,051,048	215,527,883
7% 3/1/17 to 10/1/32	412,312,112	430,946,543
7.5% 3/1/22 to 7/1/29	2,114,245	2,249,849
8% 9/1/07 to 12/1/29	285,078	304,828
8.25% 1/1/13	22,350	23,573
8.5% 1/1/16 to 7/1/31	4,499,527	4,810,955
8.75% 11/1/08	15,089	15,778
9% 1/1/08 to 10/1/30	3,734,491	4,015,303
9.5% 5/1/03 to 8/1/22	750,747	821,354
11% 8/1/10	486,059	553,105
12.25% 5/1/13 to 5/1/15	78,927	92,821
12.5% 8/1/15 to 3/1/16	158,549	187,153
12.75% 2/1/15	5,818	6,914
13.5% 9/1/14 to 12/1/14	39,171	47,223
14% 11/1/14	38,809	47,174
		1,067,948,334
Freddie Mac - 4.6%
5.5% 3/1/29 to 7/1/29	383,711	389,807
6% 5/1/16 to 7/1/29	9,229,785	9,583,482
6.5% 1/1/24 to 9/1/24	12,614,001	13,187,032
7% 4/1/32	14,445,500	15,084,680
7.5% 11/1/07 to 7/1/32	34,094,606	36,197,329
8% 10/1/07 to 4/1/21	283,313	304,026
8.5% 11/1/03 to 9/1/20	650,440	698,981
9% 9/1/08 to 5/1/21	1,886,276	2,073,060
10% 1/1/09 to 5/1/19	562,129	634,380
10.5% 8/1/10 to 2/1/16	41,909	47,063
11.5% 4/1/12	24,016	27,292
12.25% 6/1/14 to 7/1/15	80,058	93,433
12.5% 5/1/12 to 12/1/14	272,875	325,081
12.75% 6/1/05 to 1/1/14	21,176	24,038
13% 10/1/13 to 6/1/15	525,941	628,522
		79,298,206
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - 16.2%
6.5% 5/15/28 to 8/15/32	$ 16,783,104	$ 17,490,930
7% 1/15/26 to 7/15/32	216,224,132	227,113,886
7% 11/1/32 (b)	889,125	934,693
7.5% 7/15/05 to 4/15/32	21,538,938	22,938,695
8% 2/15/06 to 12/15/25	3,900,585	4,207,565
8.5% 7/15/16 to 10/15/28	6,559,513	7,158,665
9% 9/20/16 to 4/20/18	35,687	39,241
9.5% 12/15/24	32,642	36,762
10.5% 6/15/04 to 2/20/18	186,531	213,822
13% 10/15/13	35,532	42,494
13.5% 7/15/11 to 10/15/14	25,236	30,260
		280,207,013
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,413,835,035)		1,427,453,553
Asset-Backed Securities - 3.2%

ABSC Nims Trust 7% 8/17/32 (a)	2,997,232	2,922,302
ACE Securities Corp. Nim Trust 8.5% 12/20/31 (a)	1,669,254	1,655,856
ACE Securities Corp. Nim Trust 8.85% 7/25/12	3,611,408	3,593,351
Amortizing Residential Collateral Trust 7% 6/25/32	402,478	398,667
AQ Finance Nim Trust 9.5% 8/15/31 (a)	335,828	334,149
CDC Mortgage Capital Trust:
10% 1/25/32 (a)	2,758,607	2,758,607
10% 1/25/33 (a)	5,579,575	5,591,780
CSFB Nims Trust:
8% 3/27/32	1,488,727	1,451,509
8% 5/25/32 (a)	1,339,124	1,285,559
8% 7/27/32 (a)	1,820,500	1,761,334
8% 8/27/32	351,911	343,113
8% 11/27/32 (a)	8,017,692	7,696,984
8.5% 3/27/31 (a)	255,256	251,747
9% 11/27/30 (a)	45,264	44,797
Home Equity Asset Trust Nims Trust 8% 1/1/33 (a)	2,055,000	2,003,625
Home Equity Residual Distributions Trust 12.25% 11/25/05 (a)	4,985,000	4,985,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
IndyMac Nim Trust:
7% 12/1/08 (a)	$ 265,435	$ 257,472
9.1675% 8/26/31 (a)(d)	826,343	826,343
Long Beach Asset Holdings Corp. Nim Trust 9.05% 5/25/32 (a)	997,347	996,100
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (a)	666,518	661,936
10% 4/25/32 (a)	2,206,502	2,210,640
10% 5/25/32 (a)	822,393	823,935
12.75% 10/25/31 (a)	1,795,712	1,826,576
Novastar Caps Trust 7.15% 7/26/31 (a)	5,505,000	5,505,000
Option One Mortgage Securities Corp. Nims Trust 9.66% 9/26/31 (a)	302,454	302,454
Sharps SP I LLC Nim Trust 9.5% 4/25/31 (a)(b)	4,200,000	4,186,031
TOTAL ASSET-BACKED SECURITIES (Cost $54,824,097)		54,674,867
Collateralized Mortgage Obligations - 10.7%

Private Sponsor - 1.8%
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2001-26 Class 3A1, 7.5% 11/25/31	9,167,928	9,514,595
Series 2002-15R Class A1, 7.03% 1/28/32 (a)	5,241,601	5,198,196
GE Capital Mortgage Services, Inc. sequential pay Series 1994-24 Class A4, 7% 7/25/24	4,000,000	4,091,080
Residential Funding Mortgage Securities I, Inc. Series 1996-S6 Class A9, 7% 3/25/26	1,746,517	1,750,849
Wells Fargo Mortgage Back Securities Series 2001-6 Class A1, 7% 4/25/31	10,000,000	10,353,500
TOTAL PRIVATE SPONSOR		30,908,220
U.S. Government Agency - 8.9%
Fannie Mae guaranteed REMIC pass thru certificates Series 1993-223 Class SA, 15.4863% 12/25/23 (d)	1,753,018	1,868,474
Fannie Mae guaranteed REMIC pass thru trust planned amortization class:
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049,260	10,643,041
Series 1999-51 Class LK, 6.5% 8/25/29	10,000,000	10,611,702
Series 2002-3 Class PJ, 5.25% 5/25/08	7,969,000	8,256,831
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac:
REMIC planned amortization class:
Series 2178 Class PB, 7% 8/15/29	$ 11,570,000	$ 12,374,622
Series 70 Class C, 9% 9/15/20	780,744	813,035
Series 2253 Class PG, 7.5% 4/15/29	10,000,000	10,255,582
Series 2344 Class LQ, 6.25% 7/15/29	7,879,667	8,221,434
Freddie Mac Manufactured Housing participation certificates guaranteed Series 2337 Class MC, 6.75% 7/15/31	1,148,961	1,147,362
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class Series 2129 Class PD, 5.75% 9/15/09	5,740,000	5,787,545
Series 1658 Class GZ, 7% 1/15/24	5,598,944	6,255,726
Series 2148 Class FB, 2.1% 4/15/29 (d)	924,147	924,365
Series 2357 Class YO, 0% 9/15/31 (g)	6,398,726	6,327,530
Series 2366 Class SI, 9.66% 10/15/31 (d)	10,000,000	10,261,851
Series 2439 Class SK, 19.6625% 4/15/30 (d)	3,904,754	4,028,988
Series 2466 Class AG, 6.5% 6/15/32	38,029,856	38,376,152
Series 2469 Class SW, 8.8% 12/15/19 (d)	8,426,256	8,547,478
Ginnie Mae guaranteed REMIC pass thru securities Series 2002-58 Class SW, 8.864% 2/17/30 (d)	9,886,340	10,206,253
TOTAL U.S. GOVERNMENT AGENCY		154,907,971
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $180,682,717)		185,816,191
Commercial Mortgage Securities - 6.1%

Asset Securitization Corp. Series 1997-D5 Class PS1, 1.481% 2/14/43 (d)(f)	44,533,243	3,343,471
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP8 Class X2, 2.3368% 8/1/38 (a)(f)	37,870,000	4,544,400
BTR 2 Trust floater Series 1999-S1A Class D, 4.0038% 2/28/14 (a)(d)	615,135	614,943
Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class E, 7.5768% 8/15/31 (d)	5,000,000	5,675,000
COMM floater Series 2001-FL5A:
Class D, 3.0731% 11/15/13 (a)(d)	9,000,000	9,050,625
Class E, 3.3025% 11/15/13 (a)(d)	5,000,000	4,989,063
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	$ 4,130,000	$ 4,544,809
Series 1998-C1 Class D, 7.17% 5/17/40	3,360,000	3,632,600
DLJ Mortgage Acceptance Corp. Series 1994-MF11 Class B2, 8.1% 6/18/04 (a)	5,000,000	4,950,000
Ginnie Mae guaranteed Multi-family REMIC pass thru securities sequential pay Series 2002-53 Class B, 5.552% 5/16/26	9,000,000	9,556,295
Ginnie Mae guaranteed REMIC pass thru securities Series 2002-61 Class XA, 1.257% 7/16/42 (d)(f)	159,922,594	14,742,864
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (d)	930,000	928,838
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.7331% 12/15/10 (d)	7,004,655	6,969,632
Kansas Mortgage Capital LP Series 1995-1 Class E, 8.18% 2/20/30 (a)(d)	4,077,160	4,072,971
LB-UBS Commercial Mortgage Trust Series 2002-C4 Class XCP, 1.4794% 10/15/35 (a)(f)	72,844,800	5,932,867
Structured Asset Securities Corp. Series 1992-M1 Class C, 7.05% 11/25/07	1,924,388	1,919,577
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class D1, 6.917% 12/15/04 (a)	18,200,000	19,303,375
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $101,853,056)		104,771,330
Fixed-Income Funds - 14.0%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $243,000,012)	2,441,341	241,985,750
Cash Equivalents - 7.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $128,362,000)	$ 128,368,904	$ 128,362,000
TOTAL INVESTMENT PORTFOLIO - 124.0% (Cost $2,122,556,917)		2,143,063,691
NET OTHER ASSETS - (24.0)%		(414,741,373)
NET ASSETS - 100%		$ 1,728,322,318
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $107,544,667 or 6.2% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(g) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Other Information

Purchases and sales of securities, other than short-term securities aggregated $3,708,165,755 and $2,458,001,118, respectively, of which long-term U.S. government and government agency obligations aggregated $3,379,063,385 and $2,277,930,727 respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $128,362,000) (cost $ 2,122,556,917) - See accompanying schedule		$ 2,143,063,691
Commitment to sell securities on a delayed delivery basis	$ (52,125,000)
Receivable for securities sold on a delayed delivery basis	52,058,594	(66,406)
Receivable for investments sold, regular delivery		1,065,829
Cash		26,568
Receivable for fund shares sold		8,294,022
Interest receivable		8,337,717
Total assets		2,160,721,421

Liabilities
Payable for investments purchased Regular delivery	$ 6,381,621
Delayed delivery	419,913,908
Payable for fund shares redeemed	4,156,866
Distributions payable	744,566
Accrued management fee	607,906
Distribution fees payable	237,173
Other payables and accrued expenses	357,063
Total liabilities		432,399,103

Net Assets		$ 1,728,322,318
Net Assets consist of:
Paid in capital		$ 1,691,701,007
Undistributed net investment income		533,440
Accumulated undistributed net realized gain (loss) on investments		15,647,503
Net unrealized appreciation (depreciation) on investments		20,440,368
Net Assets		$ 1,728,322,318

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($63,200,773 ÷ 5,611,409 shares)	$ 11.26

Maximum offering price per share (100/95.25 of $11.26)	$ 11.82
Class T: Net Asset Value and redemption price per share ($195,001,506 ÷ 17,293,995 shares)	$ 11.28

Maximum offering price per share (100/96.50 of $11.28)	$ 11.69
Class B: Net Asset Value and offering price per share ($176,244,823 ÷ 15,650,808 shares) A	$ 11.26

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,207,966,679 ÷ 107,091,476 shares)	$ 11.28

Class C: Net Asset Value and offering price per share ($73,746,594 ÷ 6,554,084 shares) A	$ 11.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,161,943 ÷ 1,080,603 shares)	$ 11.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 49,919,729
Expenses
Management fee	$ 3,942,545
Transfer agent fees	1,393,041
Distribution fees	1,530,226
Accounting fees and expenses	243,656
Non-interested trustees' compensation	2,453
Custodian fees and expenses	100,348
Registration fees	248,596
Audit	59,483
Legal	10,907
Miscellaneous	39,852
Total expenses before reductions	7,571,107
Expense reductions	(6,181)	7,564,926
Net investment income (loss)		42,354,803
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		17,253,296
Change in net unrealized appreciation (depreciation) on: Investment securities	1,534,312
Delayed delivery commitments	254,532
Total change in net unrealized appreciation (depreciation)		1,788,844
Net gain (loss)		19,042,140
Net increase (decrease) in net assets resulting from operations		$ 61,396,943

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,354,803	$ 31,239,386
Net realized gain (loss)	17,253,296	6,972,112
Change in net unrealized appreciation (depreciation)	1,788,844	22,898,795
Net increase (decrease) in net assets resulting from operations	61,396,943	61,110,293
Distributions to shareholders from net investment income	(42,887,318)	(31,956,858)
Share transactions - net increase (decrease)	1,091,658,653	122,975,969
Total increase (decrease) in net assets	1,110,168,278	152,129,404

Net Assets
Beginning of period	618,154,040	466,024,636
End of period (including undistributed net investment income of $553,440 and undistributed net investment income of $644,319, respectively)	$ 1,728,322,318	$ 618,154,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.12	$ 10.53	$ 10.48	$ 10.96	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.502 E	.630	.665	.646	.669
Net realized and unrealized gain (loss)	.172 E	.613	.086	(.336)	(.061)
Total from investment operations	.674	1.243	.751	.310	.608
Distributions from net investment income	(.534)	(.653)	(.701)	(.640)	(.638)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.534)	(.653)	(.701)	(.790)	(.668)
Net asset value, end of period	$ 11.26	$ 11.12	$ 10.53	$ 10.48	$ 10.96
Total Return A, B	6.26%	12.15%	7.49%	2.93%	5.65%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.85%	.88%	.99%	3.62%
Expenses net of voluntary waivers, if any	.84%	.85%	.88%	.90%	.90%
Expenses net of all reductions	.84%	.85%	.88%	.90%	.90%
Net investment income (loss)	4.55% E	5.86%	6.44%	6.09%	6.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,201	$ 15,318	$ 4,610	$ 3,090	$ 1,865
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.54%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 10.54	$ 10.48	$ 10.96	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.492 E	.622	.653	.637	.665
Net realized and unrealized gain (loss)	.171 E	.617	.092	(.338)	(.063)
Total from investment operations	.663	1.239	.745	.299	.602
Distributions from net investment income	(.523)	(.639)	(.685)	(.629)	(.632)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.523)	(.639)	(.685)	(.779)	(.662)
Net asset value, end of period	$ 11.28	$ 11.14	$ 10.54	$ 10.48	$ 10.96
Total Return A, B	6.15%	12.09%	7.42%	2.82%	5.60%
Ratios to Average Net Assets D
Expenses before expense reductions	.94%	.96%	1.00%	1.06%	1.34%
Expenses net of voluntary waivers, if any	.94%	.96%	1.00%	1.00%	1.00%
Expenses net of all reductions	.94%	.96%	1.00%	1.00%	1.00%
Net investment income (loss)	4.45% E	5.75%	6.33%	5.99%	6.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 195,002	$ 106,167	$ 61,359	$ 29,052	$ 19,103
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.44%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Net asset value, beginning of period	$ 11.12	$ 10.53	$ 10.48	$ 10.95	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.421 E	.551	.593	.567	.584
Net realized and unrealized gain (loss)	.171 E	.611	.081	(.324)	(.064)
Total from investment operations	.592	1.162	.674	.243	.520
Distributions from net investment income	(.452)	(.572)	(.624)	(.563)	(.560)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.452)	(.572)	(.624)	(.713)	(.590)
Net asset value, end of period	$ 11.26	$ 11.12	$ 10.53	$ 10.48	$ 10.95
Total Return A, B	5.48%	11.32%	6.70%	2.29%	4.82%
Ratios to Average Net Assets D
Expenses before expense reductions	1.58%	1.60%	1.60%	1.62%	2.21%
Expenses net of voluntary waivers, if any	1.58%	1.60%	1.60%	1.62%	1.65%
Expenses net of all reductions	1.57%	1.60%	1.60%	1.62%	1.65%
Net investment income (loss)	3.82% E	5.11%	5.73%	5.37%	5.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 176,245	$ 57,034	$ 19,911	$ 19,101	$ 7,840
Portfolio turnover rate	231%	194%	99%	183%	262%
Selected Per-Share Data

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 3.80%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Mortgage Securities Fund

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 10.54	$ 10.49	$ 10.97	$ 11.02
Income from Investment Operations
Net investment income (loss) B	.526 D	.654	.690	.674	.700
Net realized and unrealized gain (loss)	.170 D	.619	.078	(.342)	(.056)
Total from investment operations	.696	1.273	.768	.332	.644
Distributions from net investment income	(.556)	(.673)	(.718)	(.662)	(.664)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.556)	(.673)	(.718)	(.812)	(.694)
Net asset value, end of period	$ 11.28	$ 11.14	$ 10.54	$ 10.49	$ 10.97
Total Return A	6.47%	12.44%	7.66%	3.14%	5.99%
Ratios to Average Net Assets C
Expenses before expense reductions	.63%	.66%	.67%	.70%	.71%
Expenses net of voluntary waivers, if any	.63%	.66%	.67%	.70%	.71%
Expenses net of all reductions	.63%	.66%	.67%	.70%	.71%
Net investment income (loss)	4.76% D	6.04%	6.65%	6.29%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,207,967	$ 429,684	$ 371,107	$ 406,839	$ 459,212
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.74%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.89
Income from Investment Operations
Net investment income (loss) E	.413 H	.112
Net realized and unrealized gain (loss)	.173 H	.238
Total from investment operations	.586	.350
Distributions from net investment income	(.436)	(.140)
Net asset value, end of period	$ 11.25	$ 11.10
Total Return B, C, D	5.43%	3.22%
Ratios to Average Net Assets G
Expenses before expense reductions	1.64%	1.60% A
Expenses net of voluntary waivers, if any	1.64%	1.60% A
Expenses net of all reductions	1.64%	1.60% A
Net investment income (loss)	3.75% H	4.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 73,747	$ 2,632
Portfolio turnover rate	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 3.74%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.11	$ 10.52	$ 10.47	$ 10.95	$ 11.01
Income from Investment Operations
Net investment income (loss) B	.513 D	.644	.684	.669	.693
Net realized and unrealized gain (loss)	.171 D	.610	.080	(.343)	(.063)
Total from investment operations	.684	1.254	.764	.326	.630
Distributions from net investment income	(.544)	(.664)	(.714)	(.656)	(.660)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.544)	(.664)	(.714)	(.806)	(.690)
Net asset value, end of period	$ 11.25	$ 11.11	$ 10.52	$ 10.47	$ 10.95
Total Return A	6.36%	12.27%	7.64%	3.09%	5.86%
Ratios to Average Net Assets C
Expenses before expense reductions	.75%	.76%	.73%	.75%	.86%
Expenses net of voluntary waivers, if any	.75%	.75%	.73%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.72%	.75%	.75%
Net investment income (loss)	4.65% D	5.95%	6.60%	6.24%	6.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,162	$ 7,319	$ 9,038	$ 15,422	$ 22,038
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.63%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Fidelity Mortgage Securities Fund (the original class), Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 23,451,019
Unrealized depreciation	(2,060,569)
Net unrealized appreciation (depreciation)	21,390,450
Undistributed ordinary income	17,001,607
Undistributed long-term capital gain	2,327,443
Total Distributable earnings	$ 40,719,500
Cost for federal income tax purposes	$ 2,121,673,241

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 42,887,318

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $654,519 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $154,381; decrease net unrealized appreciation/ depreciation by $5,169; and decrease net realized gain (loss) by $149,212. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Financing Transactions. To earn additional income, the fund may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 51,235	$ -
Class T	0%	.25%	348,914	12,562
Class B	.65%	.25%	870,407	628,626
Class C	.75%	.25%	259,670	196,059
			$ 1,530,226	$ 837,247

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 235,020	$ 114,257
Class T	197,554	78,167
Class B	327,227	327,227*
Class C	29,752	29,752*
	$ 789,553	$ 549,403

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Fidelity Mortgage Securities Fund Shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 65,407.19
Class T	266,099.19
Class B	178,177.18
Fidelity Mortgage Securities Fund	821,590.13
Class C	41,675.16
Institutional Class	20,093.24
	$ 1,393,041

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,797,953 for the period.

5. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6,181.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001A
From net investment income
Class A	$ 1,576,709	$ 569,751
Class T	6,458,762	4,803,722
Class B	3,776,918	1,667,212
Fidelity Mortgage Securities Fund	29,741,839	24,383,662
Class C	937,646	16,666
Institutional Class	395,444	515,845
Total	$ 42,887,318	$ 31,956,858

A Distributions for Class C are for the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2002	Year ended October 31, 2001A	Year ended October 31, 2002	Year ended October 31, 2001A
Class A
Shares sold	5,131,070	1,254,368	$ 56,862,939	$ 13,575,707
Reinvestment of distributions	114,758	43,489	1,274,024	472,017
Shares redeemed	(1,011,719)	(358,531)	(11,214,145)	(3,890,592)
Net increase (decrease)	4,234,109	939,326	$ 46,922,818	$ 10,157,132
Class T
Shares sold	14,584,865	6,485,222	$ 162,139,047	$ 70,359,399
Reinvestment of distributions	452,163	286,369	5,016,690	3,112,228
Shares redeemed	(7,276,438)	(3,061,196)	(80,821,265)	(33,140,747)
Net increase (decrease)	7,760,590	3,710,395	$ 86,334,472	$ 40,330,880
Class B
Shares sold	12,678,205	4,074,059	$ 140,867,935	$ 44,286,610
Reinvestment of distributions	247,280	115,192	2,742,793	1,250,932
Shares redeemed	(2,403,597)	(951,993)	(26,617,789)	(10,296,177)
Net increase (decrease)	10,521,888	3,237,258	$ 116,992,939	$ 35,241,365
Fidelity Mortgage Securities Fund
Shares sold	83,922,639	6,553,799	$ 938,553,642	$ 71,243,547
Reinvestment of distributions	2,309,030	1,841,815	25,670,173	19,990,172
Shares redeemed	(17,719,111)	(5,026,043)	(197,753,645)	(54,427,036)
Net increase (decrease)	68,512,558	3,369,571	$ 766,470,170	$ 36,806,683
Class C
Shares sold	6,878,721	294,122	$ 76,443,117	$ 3,235,086
Reinvestment of distributions	67,542	1,135	752,106	12,585
Shares redeemed	(629,234)	(58,202)	(6,967,364)	(640,751)
Net increase (decrease)	6,317,029	237,055	$ 70,227,859	$ 2,606,920
Institutional Class
Shares sold	805,931	253,313	$ 8,949,120	$ 2,738,052
Reinvestment of distributions	21,939	29,838	242,677	322,973
Shares redeemed	(405,826)	(483,679)	(4,481,402)	(5,228,036)
Net increase (decrease)	422,044	(200,528)	$ 4,710,395	$ (2,167,011)

A Share transactions for Class C are for the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Mortgage Securities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Mortgage Securities. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Mortgage Securities. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Thomas Silvia (41)

Year of Election or Appointment: 1998

Vice President of Advisor Mortgage Securities. Mr. Silvia also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Silvia managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Mortgage Securities. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Mortgage Securities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Mortgage Securities. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Mortgage Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mortgage Securities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mortgage Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Mortgage Securities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mortgage Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/9/02	12/6/02	$.08

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AMORI-ANN-1202 158346
1.538544.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity

Mortgage Securities Fund

(A Class of Fidelity® Advisor Mortgage
Securities Fund)

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Mortgage Securities Fund

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Mortgage Securities Fund	6.47%	40.89%	107.52%
LB Mortgage	6.30%	42.91%	103.14%
US Mortgage Funds Average	5.64%	37.40%	88.08%

Cumulative total returns show the Fidelity Mortgage Securities Fund performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Fidelity Mortgage Securities Fund returns to the performance of the Lehman Brothers® Mortgage-Backed Securities Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years that are issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHLMC), and balloon mortgages with fixed-rate coupons. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Mortgage Securities Fund	6.47%	7.10%	7.57%
LB Mortgage	6.30%	7.40%	7.34%
US Mortgage Funds Average	5.64%	6.55%	6.51%

Average annual total returns take Fidelity Mortgage Securities Fund cumulative return and show you what would have happened if Fidelity Mortgage Securities Fund had performed at a constant rate each year.

Annual Report

Fidelity Mortgage Securities Fund
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Mortgage Securities Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Mortgage-Backed Securities Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	5.21%	6.75%	7.18%	6.19%	6.17%
Capital returns	1.26%	5.69%	0.48%	-3.05%	-0.18%
Total returns	6.47%	12.44%	7.66%	3.14%	5.99%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.13¢	26.13¢	55.63¢
Annualized dividend rate	4.33%	4.64%	5.03%
30-day annualized yield	4.59%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $11.24 over the past one month, $11.17 over the past six months and $11.06 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the late summer, as record-low interest rates triggered another massive refinancing wave. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant fourth-place finish, returning 4.34%. Although corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances.

(Portfolio Manager photograph)
An interview with Tom Silvia, Portfolio Manager of Fidelity Advisor Mortgage Securities Fund

Q. How did the fund perform, Tom?

A. For the 12 months ending October 31, 2002, Fidelity Mortgage Securities Fund returned 6.47%. To get a sense of how the fund did relative to its competitors, the general U.S. mortgage funds average returned 5.64%, according to Lipper Inc. Additionally, the Lehman Brothers Mortgage-Backed Securities Index - which tracks the types of securities in which the fund invests - returned 6.30% for the same 12-month period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Mortgage securities posted fairly strong returns for the year. What accounted for that strength?

A. The relatively high credit quality and yields of mortgage securities made them particularly attractive to investors in an environment characterized by a growing aversion to credit risk and low interest rates. Stocks and corporate bonds remained out of favor for most of the year due to growing concerns about corporate profitability, accounting practices and ethics, prompting many investors to seek out the relative safety of mortgage securities. Other investors flocked to mortgages to capture the yield advantage they carried over money market funds. That said, the year wasn't without its pitfalls. In early 2002 and again this past summer, the mortgage market was very volatile because plunging interest rates induced unprecedented waves of refinancing as borrowers rushed to lock in record low interest rates. The refinancing wave in turn caused huge cash-flow uncertainty for mortgage bondholders. Investors who had counted on predictable levels of income now faced the prospect that their bonds would be prepaid, potentially forcing them to buy replacement securities that offered much lower yields.

Q. How did you manage the fund given the level of volatility created by prepayments?

A. I drew heavily on Fidelity's research, which helped me identify pockets of prepayment-resistant securities based on geography, issuer or other factors. For instance, homeowners in some states or municipalities can be slower to prepay their mortgages because of taxes that are levied on them when they do so. Likewise, prepayment among mortgage originators - such as banks - can vary a great deal based on how aggressive those originators are in reaching out to home owners to refinance. I also looked for securities made up of mortgages that are "seasoned," meaning that the homeowners - for whatever reason - have chosen not to refinance even after being presented with several economically attractive reasons to do so.

Q. What role did securities like CMOs and CMBS play in the portfolio?

A. Collateralized-mortgage obligations (CMOs) and commercial mortgage backed securities (CMBS) helped the fund's performance because of their reduced sensitivity to prepayments, more predictable cash flows and higher yields. CMOs, while somewhat similar to pass-through securities, allow cash flows to be directed so prepayments generally are more predictable. CMBS, which are made up of mortgages on commercial - rather than residential - properties, often come with provisions that curtail the mortgage holders' ability to refinance. For that reason, CMBS generally provide protection against prepayments and falling interest rates.

Annual Report

Q. Were there any disappointments during the period?

A. There was one minor disappointment. Throughout much of the period, I tended to favor securities issued by Fannie Mae rather than those issued by Ginnie Mae. The former generally lagged the latter, although the underperformance of Fannie Mae securities only slightly detracted from the fund's performance for the year.

Q. What's your outlook?

A. At the end of October, mortgage securities seemed somewhat expensive relative to historical norms, which may impede their progress in the short term. They also may be vulnerable to some additional prepayment risks if interest rates drop further. If interest rates rise, on the other hand, prepayments won't be much of an issue, but mortgage security prices, like most bond prices, likely will come under some pressure. With mortgage and interest rates hovering around 40-year lows, it gets more difficult for mortgage securities to enjoy any price appreciation. That said, their high quality and relatively high yields should help make them attractive to long-term investors interested in diversification.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income, consistent with prudent investment risk; the fund may also consider the potential for capital gains

Start date: December 31, 1984

Size: as of October 31, 2002, more than $1.7 billion

Manager: Tom Silvia, since 1997; joined Fidelity in 1993

3

Tom Silvia on the mortgage market and its effects on the economy and interest rates:

"The U.S. mortgage market had a dramatic effect on interest rates and the economy during the past year. What anemic economic growth we enjoyed in that time was driven by consumer spending, rather than business spending. Consumer spending in large part was fueled by record levels of mortgage refinancing, which cut monthly payments and allowed consumers to turn equity in their homes into cash. Ironically, all the refinancing may have delayed future economic growth. Here's why: As rates fell, large financial institutions that buy big pools of mortgages typically purchased insurance in the form of U.S. Treasury securities. As rates declined, the value of those Treasuries tended to rise, offsetting the losses caused by homeowners who refinanced their mortgages. The lower that rates went, the more refinancing increased, and the more need for insurance. Given the dramatic decline in interest rates in the past year, it appears the mortgage market may have pushed rates to levels that are lower than normal given a weak economy. If that trend starts to unwind, the reverse could be true. Refinancings could slow dramatically, reducing the need for bond insurance and prompting sales of Treasuries. That ultimately could cause rising interest rates and slower economic growth."

Annual Report

Investment Changes

Average Years to Maturity as of October 31, 2002
6 months ago
Years	2.3	4.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	1.5	3.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Coupon Distribution as of October 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	1.3	1.2
Less than 2%	1.2	1.5
2 - 2.99%	8.4	8.1
3 - 3.99%	1.1	2.5
4 - 4.99%	0.2	0.9
5 - 5.99%	3.5	10.1
6 - 6.99%	34.3	24.1
7 - 7.99%	38.8	41.3
8 - 8.99%	3.3	5.7
9% and over	2.0	3.6
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Asset Allocation (% of fund's net assets)
As of October 31, 2002*		As of April 30, 2002**
	Corporate Bonds 2.1%		Corporate Bonds 3.4%
	Mortgage Securities 82.6%		Mortgage Securities 64.6%
	CMOs and Other Mortgage Related Securities 20.7%		CMOs and Other Mortgage Related Securities 31.5%
	U.S. Government and Government Agency Obligations 0.3%		U.S. Government and Government Agency Obligations 0.2%
	Asset-Backed Securities 8.4%		Asset-Backed Securities 12.5%
	Short-Term Investments and Net Other Assets(dagger) (14.1)%		Short-Term Investments and Net Other Assets(dagger) (12.2)%
* Foreign investments	0.3%	** Foreign investments	0.3%
* Futures and Swaps	(1.0)%	** Futures	(0.6)%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 82.6%
	Principal Amount	Value (Note 1)
Fannie Mae - 61.8%
5.5% 5/1/29 to 10/1/32	$ 21,252,648	$ 21,499,625
5.5% 11/1/32 (b)	18,000,000	18,185,625
6% 2/1/14 to 9/1/17	95,688,615	99,783,307
6% 11/1/17 to 11/1/32 (b)(c)	176,777,752	181,789,298
6.5% 7/1/16 to 10/1/32	83,448,263	87,040,023
6.5% 11/1/32 (b)	208,051,048	215,527,883
7% 3/1/17 to 10/1/32	412,312,112	430,946,543
7.5% 3/1/22 to 7/1/29	2,114,245	2,249,849
8% 9/1/07 to 12/1/29	285,078	304,828
8.25% 1/1/13	22,350	23,573
8.5% 1/1/16 to 7/1/31	4,499,527	4,810,955
8.75% 11/1/08	15,089	15,778
9% 1/1/08 to 10/1/30	3,734,491	4,015,303
9.5% 5/1/03 to 8/1/22	750,747	821,354
11% 8/1/10	486,059	553,105
12.25% 5/1/13 to 5/1/15	78,927	92,821
12.5% 8/1/15 to 3/1/16	158,549	187,153
12.75% 2/1/15	5,818	6,914
13.5% 9/1/14 to 12/1/14	39,171	47,223
14% 11/1/14	38,809	47,174
		1,067,948,334
Freddie Mac - 4.6%
5.5% 3/1/29 to 7/1/29	383,711	389,807
6% 5/1/16 to 7/1/29	9,229,785	9,583,482
6.5% 1/1/24 to 9/1/24	12,614,001	13,187,032
7% 4/1/32	14,445,500	15,084,680
7.5% 11/1/07 to 7/1/32	34,094,606	36,197,329
8% 10/1/07 to 4/1/21	283,313	304,026
8.5% 11/1/03 to 9/1/20	650,440	698,981
9% 9/1/08 to 5/1/21	1,886,276	2,073,060
10% 1/1/09 to 5/1/19	562,129	634,380
10.5% 8/1/10 to 2/1/16	41,909	47,063
11.5% 4/1/12	24,016	27,292
12.25% 6/1/14 to 7/1/15	80,058	93,433
12.5% 5/1/12 to 12/1/14	272,875	325,081
12.75% 6/1/05 to 1/1/14	21,176	24,038
13% 10/1/13 to 6/1/15	525,941	628,522
		79,298,206
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - 16.2%
6.5% 5/15/28 to 8/15/32	$ 16,783,104	$ 17,490,930
7% 1/15/26 to 7/15/32	216,224,132	227,113,886
7% 11/1/32 (b)	889,125	934,693
7.5% 7/15/05 to 4/15/32	21,538,938	22,938,695
8% 2/15/06 to 12/15/25	3,900,585	4,207,565
8.5% 7/15/16 to 10/15/28	6,559,513	7,158,665
9% 9/20/16 to 4/20/18	35,687	39,241
9.5% 12/15/24	32,642	36,762
10.5% 6/15/04 to 2/20/18	186,531	213,822
13% 10/15/13	35,532	42,494
13.5% 7/15/11 to 10/15/14	25,236	30,260
		280,207,013
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,413,835,035)		1,427,453,553
Asset-Backed Securities - 3.2%

ABSC Nims Trust 7% 8/17/32 (a)	2,997,232	2,922,302
ACE Securities Corp. Nim Trust 8.5% 12/20/31 (a)	1,669,254	1,655,856
ACE Securities Corp. Nim Trust 8.85% 7/25/12	3,611,408	3,593,351
Amortizing Residential Collateral Trust 7% 6/25/32	402,478	398,667
AQ Finance Nim Trust 9.5% 8/15/31 (a)	335,828	334,149
CDC Mortgage Capital Trust:
10% 1/25/32 (a)	2,758,607	2,758,607
10% 1/25/33 (a)	5,579,575	5,591,780
CSFB Nims Trust:
8% 3/27/32	1,488,727	1,451,509
8% 5/25/32 (a)	1,339,124	1,285,559
8% 7/27/32 (a)	1,820,500	1,761,334
8% 8/27/32	351,911	343,113
8% 11/27/32 (a)	8,017,692	7,696,984
8.5% 3/27/31 (a)	255,256	251,747
9% 11/27/30 (a)	45,264	44,797
Home Equity Asset Trust Nims Trust 8% 1/1/33 (a)	2,055,000	2,003,625
Home Equity Residual Distributions Trust 12.25% 11/25/05 (a)	4,985,000	4,985,000
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
IndyMac Nim Trust:
7% 12/1/08 (a)	$ 265,435	$ 257,472
9.1675% 8/26/31 (a)(d)	826,343	826,343
Long Beach Asset Holdings Corp. Nim Trust 9.05% 5/25/32 (a)	997,347	996,100
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (a)	666,518	661,936
10% 4/25/32 (a)	2,206,502	2,210,640
10% 5/25/32 (a)	822,393	823,935
12.75% 10/25/31 (a)	1,795,712	1,826,576
Novastar Caps Trust 7.15% 7/26/31 (a)	5,505,000	5,505,000
Option One Mortgage Securities Corp. Nims Trust 9.66% 9/26/31 (a)	302,454	302,454
Sharps SP I LLC Nim Trust 9.5% 4/25/31 (a)(b)	4,200,000	4,186,031
TOTAL ASSET-BACKED SECURITIES (Cost $54,824,097)		54,674,867
Collateralized Mortgage Obligations - 10.7%

Private Sponsor - 1.8%
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2001-26 Class 3A1, 7.5% 11/25/31	9,167,928	9,514,595
Series 2002-15R Class A1, 7.03% 1/28/32 (a)	5,241,601	5,198,196
GE Capital Mortgage Services, Inc. sequential pay Series 1994-24 Class A4, 7% 7/25/24	4,000,000	4,091,080
Residential Funding Mortgage Securities I, Inc. Series 1996-S6 Class A9, 7% 3/25/26	1,746,517	1,750,849
Wells Fargo Mortgage Back Securities Series 2001-6 Class A1, 7% 4/25/31	10,000,000	10,353,500
TOTAL PRIVATE SPONSOR		30,908,220
U.S. Government Agency - 8.9%
Fannie Mae guaranteed REMIC pass thru certificates Series 1993-223 Class SA, 15.4863% 12/25/23 (d)	1,753,018	1,868,474
Fannie Mae guaranteed REMIC pass thru trust planned amortization class:
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049,260	10,643,041
Series 1999-51 Class LK, 6.5% 8/25/29	10,000,000	10,611,702
Series 2002-3 Class PJ, 5.25% 5/25/08	7,969,000	8,256,831
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac:
REMIC planned amortization class:
Series 2178 Class PB, 7% 8/15/29	$ 11,570,000	$ 12,374,622
Series 70 Class C, 9% 9/15/20	780,744	813,035
Series 2253 Class PG, 7.5% 4/15/29	10,000,000	10,255,582
Series 2344 Class LQ, 6.25% 7/15/29	7,879,667	8,221,434
Freddie Mac Manufactured Housing participation certificates guaranteed Series 2337 Class MC, 6.75% 7/15/31	1,148,961	1,147,362
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class Series 2129 Class PD, 5.75% 9/15/09	5,740,000	5,787,545
Series 1658 Class GZ, 7% 1/15/24	5,598,944	6,255,726
Series 2148 Class FB, 2.1% 4/15/29 (d)	924,147	924,365
Series 2357 Class YO, 0% 9/15/31 (g)	6,398,726	6,327,530
Series 2366 Class SI, 9.66% 10/15/31 (d)	10,000,000	10,261,851
Series 2439 Class SK, 19.6625% 4/15/30 (d)	3,904,754	4,028,988
Series 2466 Class AG, 6.5% 6/15/32	38,029,856	38,376,152
Series 2469 Class SW, 8.8% 12/15/19 (d)	8,426,256	8,547,478
Ginnie Mae guaranteed REMIC pass thru securities Series 2002-58 Class SW, 8.864% 2/17/30 (d)	9,886,340	10,206,253
TOTAL U.S. GOVERNMENT AGENCY		154,907,971
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $180,682,717)		185,816,191
Commercial Mortgage Securities - 6.1%

Asset Securitization Corp. Series 1997-D5 Class PS1, 1.481% 2/14/43 (d)(f)	44,533,243	3,343,471
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP8 Class X2, 2.3368% 8/1/38 (a)(f)	37,870,000	4,544,400
BTR 2 Trust floater Series 1999-S1A Class D, 4.0038% 2/28/14 (a)(d)	615,135	614,943
Chase Manhatten Bank-First Union National Bank Commercial Mortgage Trust Series 1999-1 Class E, 7.5768% 8/15/31 (d)	5,000,000	5,675,000
COMM floater Series 2001-FL5A:
Class D, 3.0731% 11/15/13 (a)(d)	9,000,000	9,050,625
Class E, 3.3025% 11/15/13 (a)(d)	5,000,000	4,989,063
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	$ 4,130,000	$ 4,544,809
Series 1998-C1 Class D, 7.17% 5/17/40	3,360,000	3,632,600
DLJ Mortgage Acceptance Corp. Series 1994-MF11 Class B2, 8.1% 6/18/04 (a)	5,000,000	4,950,000
Ginnie Mae guaranteed Multi-family REMIC pass thru securities sequential pay Series 2002-53 Class B, 5.552% 5/16/26	9,000,000	9,556,295
Ginnie Mae guaranteed REMIC pass thru securities Series 2002-61 Class XA, 1.257% 7/16/42 (d)(f)	159,922,594	14,742,864
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (d)	930,000	928,838
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.7331% 12/15/10 (d)	7,004,655	6,969,632
Kansas Mortgage Capital LP Series 1995-1 Class E, 8.18% 2/20/30 (a)(d)	4,077,160	4,072,971
LB-UBS Commercial Mortgage Trust Series 2002-C4 Class XCP, 1.4794% 10/15/35 (a)(f)	72,844,800	5,932,867
Structured Asset Securities Corp. Series 1992-M1 Class C, 7.05% 11/25/07	1,924,388	1,919,577
Thirteen Affiliates of General Growth Properties, Inc. Series 1 Class D1, 6.917% 12/15/04 (a)	18,200,000	19,303,375
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $101,853,056)		104,771,330
Fixed-Income Funds - 14.0%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $243,000,012)	2,441,341	241,985,750
Cash Equivalents - 7.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $128,362,000)	$ 128,368,904	$ 128,362,000
TOTAL INVESTMENT PORTFOLIO - 124.0% (Cost $2,122,556,917)		2,143,063,691
NET OTHER ASSETS - (24.0)%		(414,741,373)
NET ASSETS - 100%		$ 1,728,322,318
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $107,544,667 or 6.2% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(g) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
Other Information

Purchases and sales of securities, other than short-term securities aggregated $3,708,165,755 and $2,458,001,118, respectively, of which long-term U.S. government and government agency obligations aggregated $3,379,063,385 and $2,277,930,727 respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $128,362,000) (cost $ 2,122,556,917) - See accompanying schedule		$ 2,143,063,691
Commitment to sell securities on a delayed delivery basis	$ (52,125,000)
Receivable for securities sold on a delayed delivery basis	52,058,594	(66,406)
Receivable for investments sold, regular delivery		1,065,829
Cash		26,568
Receivable for fund shares sold		8,294,022
Interest receivable		8,337,717
Total assets		2,160,721,421

Liabilities
Payable for investments purchased Regular delivery	$ 6,381,621
Delayed delivery	419,913,908
Payable for fund shares redeemed	4,156,866
Distributions payable	744,566
Accrued management fee	607,906
Distribution fees payable	237,173
Other payables and accrued expenses	357,063
Total liabilities		432,399,103

Net Assets		$ 1,728,322,318
Net Assets consist of:
Paid in capital		$ 1,691,701,007
Undistributed net investment income		533,440
Accumulated undistributed net realized gain (loss) on investments		15,647,503
Net unrealized appreciation (depreciation) on investments		20,440,368
Net Assets		$ 1,728,322,318

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($63,200,773 ÷ 5,611,409 shares)	$ 11.26

Maximum offering price per share (100/95.25 of $11.26)	$ 11.82
Class T: Net Asset Value and redemption price per share ($195,001,506 ÷ 17,293,995 shares)	$ 11.28

Maximum offering price per share (100/96.50 of $11.28)	$ 11.69
Class B: Net Asset Value and offering price per share ($176,244,823 ÷ 15,650,808 shares) A	$ 11.26

Fidelity Mortgage Securities Fund: Net Asset Value, offering price and redemption price per share ($1,207,966,679 ÷ 107,091,476 shares)	$ 11.28

Class C: Net Asset Value and offering price per share ($73,746,594 ÷ 6,554,084 shares) A	$ 11.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,161,943 ÷ 1,080,603 shares)	$ 11.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 49,919,729
Expenses
Management fee	$ 3,942,545
Transfer agent fees	1,393,041
Distribution fees	1,530,226
Accounting fees and expenses	243,656
Non-interested trustees' compensation	2,453
Custodian fees and expenses	100,348
Registration fees	248,596
Audit	59,483
Legal	10,907
Miscellaneous	39,852
Total expenses before reductions	7,571,107
Expense reductions	(6,181)	7,564,926
Net investment income (loss)		42,354,803
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		17,253,296
Change in net unrealized appreciation (depreciation) on: Investment securities	1,534,312
Delayed delivery commitments	254,532
Total change in net unrealized appreciation (depreciation)		1,788,844
Net gain (loss)		19,042,140
Net increase (decrease) in net assets resulting from operations		$ 61,396,943

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,354,803	$ 31,239,386
Net realized gain (loss)	17,253,296	6,972,112
Change in net unrealized appreciation (depreciation)	1,788,844	22,898,795
Net increase (decrease) in net assets resulting from operations	61,396,943	61,110,293
Distributions to shareholders from net investment income	(42,887,318)	(31,956,858)
Share transactions - net increase (decrease)	1,091,658,653	122,975,969
Total increase (decrease) in net assets	1,110,168,278	152,129,404

Net Assets
Beginning of period	618,154,040	466,024,636
End of period (including undistributed net investment income of $553,440 and undistributed net investment income of $644,319, respectively)	$ 1,728,322,318	$ 618,154,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.12	$ 10.53	$ 10.48	$ 10.96	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.502 E	.630	.665	.646	.669
Net realized and unrealized gain (loss)	.172 E	.613	.086	(.336)	(.061)
Total from investment operations	.674	1.243	.751	.310	.608
Distributions from net investment income	(.534)	(.653)	(.701)	(.640)	(.638)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.534)	(.653)	(.701)	(.790)	(.668)
Net asset value, end of period	$ 11.26	$ 11.12	$ 10.53	$ 10.48	$ 10.96
Total Return A, B	6.26%	12.15%	7.49%	2.93%	5.65%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.85%	.88%	.99%	3.62%
Expenses net of voluntary waivers, if any	.84%	.85%	.88%	.90%	.90%
Expenses net of all reductions	.84%	.85%	.88%	.90%	.90%
Net investment income (loss)	4.55% E	5.86%	6.44%	6.09%	6.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,201	$ 15,318	$ 4,610	$ 3,090	$ 1,865
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.54%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 10.54	$ 10.48	$ 10.96	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.492 E	.622	.653	.637	.665
Net realized and unrealized gain (loss)	.171 E	.617	.092	(.338)	(.063)
Total from investment operations	.663	1.239	.745	.299	.602
Distributions from net investment income	(.523)	(.639)	(.685)	(.629)	(.632)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.523)	(.639)	(.685)	(.779)	(.662)
Net asset value, end of period	$ 11.28	$ 11.14	$ 10.54	$ 10.48	$ 10.96
Total Return A, B	6.15%	12.09%	7.42%	2.82%	5.60%
Ratios to Average Net Assets D
Expenses before expense reductions	.94%	.96%	1.00%	1.06%	1.34%
Expenses net of voluntary waivers, if any	.94%	.96%	1.00%	1.00%	1.00%
Expenses net of all reductions	.94%	.96%	1.00%	1.00%	1.00%
Net investment income (loss)	4.45% E	5.75%	6.33%	5.99%	6.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 195,002	$ 106,167	$ 61,359	$ 29,052	$ 19,103
Portfolio turnover rate	231%	194%	99%	183%	262%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.44%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Net asset value, beginning of period	$ 11.12	$ 10.53	$ 10.48	$ 10.95	$ 11.02
Income from Investment Operations
Net investment income (loss) C	.421 E	.551	.593	.567	.584
Net realized and unrealized gain (loss)	.171 E	.611	.081	(.324)	(.064)
Total from investment operations	.592	1.162	.674	.243	.520
Distributions from net investment income	(.452)	(.572)	(.624)	(.563)	(.560)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.452)	(.572)	(.624)	(.713)	(.590)
Net asset value, end of period	$ 11.26	$ 11.12	$ 10.53	$ 10.48	$ 10.95
Total Return A, B	5.48%	11.32%	6.70%	2.29%	4.82%
Ratios to Average Net Assets D
Expenses before expense reductions	1.58%	1.60%	1.60%	1.62%	2.21%
Expenses net of voluntary waivers, if any	1.58%	1.60%	1.60%	1.62%	1.65%
Expenses net of all reductions	1.57%	1.60%	1.60%	1.62%	1.65%
Net investment income (loss)	3.82% E	5.11%	5.73%	5.37%	5.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 176,245	$ 57,034	$ 19,911	$ 19,101	$ 7,840
Portfolio turnover rate	231%	194%	99%	183%	262%
Selected Per-Share Data

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 3.80%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Mortgage Securities Fund

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 10.54	$ 10.49	$ 10.97	$ 11.02
Income from Investment Operations
Net investment income (loss) B	.526 D	.654	.690	.674	.700
Net realized and unrealized gain (loss)	.170 D	.619	.078	(.342)	(.056)
Total from investment operations	.696	1.273	.768	.332	.644
Distributions from net investment income	(.556)	(.673)	(.718)	(.662)	(.664)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.556)	(.673)	(.718)	(.812)	(.694)
Net asset value, end of period	$ 11.28	$ 11.14	$ 10.54	$ 10.49	$ 10.97
Total Return A	6.47%	12.44%	7.66%	3.14%	5.99%
Ratios to Average Net Assets C
Expenses before expense reductions	.63%	.66%	.67%	.70%	.71%
Expenses net of voluntary waivers, if any	.63%	.66%	.67%	.70%	.71%
Expenses net of all reductions	.63%	.66%	.67%	.70%	.71%
Net investment income (loss)	4.76% D	6.04%	6.65%	6.29%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,207,967	$ 429,684	$ 371,107	$ 406,839	$ 459,212
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.74%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.89
Income from Investment Operations
Net investment income (loss) E	.413 H	.112
Net realized and unrealized gain (loss)	.173 H	.238
Total from investment operations	.586	.350
Distributions from net investment income	(.436)	(.140)
Net asset value, end of period	$ 11.25	$ 11.10
Total Return B, C, D	5.43%	3.22%
Ratios to Average Net Assets G
Expenses before expense reductions	1.64%	1.60% A
Expenses net of voluntary waivers, if any	1.64%	1.60% A
Expenses net of all reductions	1.64%	1.60% A
Net investment income (loss)	3.75% H	4.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 73,747	$ 2,632
Portfolio turnover rate	231%	194%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 3.74%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.11	$ 10.52	$ 10.47	$ 10.95	$ 11.01
Income from Investment Operations
Net investment income (loss) B	.513 D	.644	.684	.669	.693
Net realized and unrealized gain (loss)	.171 D	.610	.080	(.343)	(.063)
Total from investment operations	.684	1.254	.764	.326	.630
Distributions from net investment income	(.544)	(.664)	(.714)	(.656)	(.660)
Distributions from net realized gain	-	-	-	(.150)	(.030)
Total distributions	(.544)	(.664)	(.714)	(.806)	(.690)
Net asset value, end of period	$ 11.25	$ 11.11	$ 10.52	$ 10.47	$ 10.95
Total Return A	6.36%	12.27%	7.64%	3.09%	5.86%
Ratios to Average Net Assets C
Expenses before expense reductions	.75%	.76%	.73%	.75%	.86%
Expenses net of voluntary waivers, if any	.75%	.75%	.73%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.72%	.75%	.75%
Net investment income (loss)	4.65% D	5.95%	6.60%	6.24%	6.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,162	$ 7,319	$ 9,038	$ 15,422	$ 22,038
Portfolio turnover rate	231%	194%	99%	183%	262%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 4.63%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Fidelity Mortgage Securities Fund (the original class), Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 23,451,019
Unrealized depreciation	(2,060,569)
Net unrealized appreciation (depreciation)	21,390,450
Undistributed ordinary income	17,001,607
Undistributed long-term capital gain	2,327,443
Total Distributable earnings	$ 40,719,500
Cost for federal income tax purposes	$ 2,121,673,241

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 42,887,318

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $654,519 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $154,381; decrease net unrealized appreciation/ depreciation by $5,169; and decrease net realized gain (loss) by $149,212. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Financing Transactions. To earn additional income, the fund may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the fund of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the fund's current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, a fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom a fund sells the security files for bankruptcy or becomes insolvent, the fund's right to repurchase the security may be restricted.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 51,235	$ -
Class T	0%	.25%	348,914	12,562
Class B	.65%	.25%	870,407	628,626
Class C	.75%	.25%	259,670	196,059
			$ 1,530,226	$ 837,247

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 235,020	$ 114,257
Class T	197,554	78,167
Class B	327,227	327,227*
Class C	29,752	29,752*
	$ 789,553	$ 549,403

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Fidelity Mortgage Securities Fund Shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 65,407.19
Class T	266,099.19
Class B	178,177.18
Fidelity Mortgage Securities Fund	821,590.13
Class C	41,675.16
Institutional Class	20,093.24
	$ 1,393,041

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,797,953 for the period.

5. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6,181.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2002	Year ended October 31, 2001A
From net investment income
Class A	$ 1,576,709	$ 569,751
Class T	6,458,762	4,803,722
Class B	3,776,918	1,667,212
Fidelity Mortgage Securities Fund	29,741,839	24,383,662
Class C	937,646	16,666
Institutional Class	395,444	515,845
Total	$ 42,887,318	$ 31,956,858

A Distributions for Class C are for the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2002	Year ended October 31, 2001A	Year ended October 31, 2002	Year ended October 31, 2001A
Class A
Shares sold	5,131,070	1,254,368	$ 56,862,939	$ 13,575,707
Reinvestment of distributions	114,758	43,489	1,274,024	472,017
Shares redeemed	(1,011,719)	(358,531)	(11,214,145)	(3,890,592)
Net increase (decrease)	4,234,109	939,326	$ 46,922,818	$ 10,157,132
Class T
Shares sold	14,584,865	6,485,222	$ 162,139,047	$ 70,359,399
Reinvestment of distributions	452,163	286,369	5,016,690	3,112,228
Shares redeemed	(7,276,438)	(3,061,196)	(80,821,265)	(33,140,747)
Net increase (decrease)	7,760,590	3,710,395	$ 86,334,472	$ 40,330,880
Class B
Shares sold	12,678,205	4,074,059	$ 140,867,935	$ 44,286,610
Reinvestment of distributions	247,280	115,192	2,742,793	1,250,932
Shares redeemed	(2,403,597)	(951,993)	(26,617,789)	(10,296,177)
Net increase (decrease)	10,521,888	3,237,258	$ 116,992,939	$ 35,241,365
Fidelity Mortgage Securities Fund
Shares sold	83,922,639	6,553,799	$ 938,553,642	$ 71,243,547
Reinvestment of distributions	2,309,030	1,841,815	25,670,173	19,990,172
Shares redeemed	(17,719,111)	(5,026,043)	(197,753,645)	(54,427,036)
Net increase (decrease)	68,512,558	3,369,571	$ 766,470,170	$ 36,806,683
Class C
Shares sold	6,878,721	294,122	$ 76,443,117	$ 3,235,086
Reinvestment of distributions	67,542	1,135	752,106	12,585
Shares redeemed	(629,234)	(58,202)	(6,967,364)	(640,751)
Net increase (decrease)	6,317,029	237,055	$ 70,227,859	$ 2,606,920
Institutional Class
Shares sold	805,931	253,313	$ 8,949,120	$ 2,738,052
Reinvestment of distributions	21,939	29,838	242,677	322,973
Shares redeemed	(405,826)	(483,679)	(4,481,402)	(5,228,036)
Net increase (decrease)	422,044	(200,528)	$ 4,710,395	$ (2,167,011)

A Share transactions for Class C are for the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mortgage Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of the fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of the fund. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Thomas Silvia (41)

Year of Election or Appointment: 1998

Vice President of the fund. Mr. Silvia also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Silvia managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of the fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of the fund. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mortgage Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Fidelity Mortgage Securities Fund	12/9/02	12/6/02	$.08

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investment Money
Management Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investment Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Floating Rate High Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

Total Bond

Ultra-Short Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®) (automated graphic)    1-800-544-5555

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MOR-ANN-1202 158345
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Municipal Income Fund -
Class A, Class T, Class B
and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Municipal Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past 10 year total return would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Municipal Income - CL A	5.88%	33.82%	86.84%
Fidelity Adv Municipal Income - CL A (incl. 4.75% sales charge)	0.85%	27.46%	77.97%
LB 3 Plus Year Municipal Bond	6.10%	35.65%	n/a*
General Municipal Debt Funds Average	4.20%	25.84%	79.34%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Lehman Brothers® 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL A	5.88%	6.00%	6.45%
Fidelity Adv Municipal Income - CL A (incl. 4.75% sales charge)	0.85%	4.97%	5.93%
LB 3 Plus Year Municipal Bond	6.10%	6.29%	n/a*
General Municipal Debt Funds Average	4.20%	4.69%	6.00%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor Municipal Income Fund - Class A
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Municipal Income Fund - Class A on October 31, 1992, and the current 4.75% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.54%	5.06%	5.35%	4.42%	4.86%
Capital returns	1.34%	5.66%	2.82%	-6.78%	3.21%
Total returns	5.88%	10.72%	8.17%	-2.36%	8.07%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.71¢	27.75¢	55.46¢
Annualized dividend rate	4.29%	4.31%	4.39%
30-day annualized yield	3.29%	-	-
30-day annualized tax-equivalent yield	5.06%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $12.94 over the past one month, $12.78 over the past six months and $12.64 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 4.75% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Fidelity Advisor Municipal Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL T	5.76%	33.33%	86.31%
Fidelity Adv Municipal Income - CL T (incl. 3.50% sales charge)	2.06%	28.67%	79.79%
LB 3 Plus Year Municipal Bond	6.10%	35.65%	n/a*
General Municipal Debt Funds Average	4.20%	25.84%	79.34%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Lehman Brothers 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

* Not available

Annual Report

Fidelity Advisor Municipal Income Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL T	5.76%	5.92%	6.42%
Fidelity Adv Municipal Income - CL T (incl. 3.50% sales charge)	2.06%	5.17%	6.04%
LB 3 Plus Year Municipal Bond	6.10%	6.29%	n/a*
General Municipal Debt Funds Average	4.20%	4.69%	6.00%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class T on October 31, 1992, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Municipal Income Fund - Class T
Performance - continued

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.42%	4.94%	5.23%	4.32%	4.86%
Capital returns	1.34%	5.65%	2.91%	-6.85%	3.29%
Total returns	5.76%	10.59%	8.14%	-2.53%	8.15%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.60¢	27.13¢	54.22¢
Annualized dividend rate	4.18%	4.20%	4.28%
30-day annualized yield	3.23%	-	-
30-day annualized tax-equivalent yield	4.97%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $12.97 over the past one month, $12.80 over the past six months and $12.66 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 3.50% sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Fidelity Advisor Municipal Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL B	5.19%	29.11%	75.66%
Fidelity Adv Municipal Income - CL B (incl. contingent deferred sales charge)	0.19%	27.11%	75.66%
LB 3 Plus Year Municipal Bond	6.10%	35.65%	n/a*
General Municipal Debt Funds Average	4.20%	25.84%	79.34%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Lehman Brothers 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

* Not available

Annual Report

Fidelity Advisor Municipal Income Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL B	5.19%	5.24%	5.80%
Fidelity Adv Municipal Income - CL B (incl. contingent deferred sales charge)	0.19%	4.91%	5.80%
LB 3 Plus Year Municipal Bond	6.10%	6.29%	n/a*
General Municipal Debt Funds Average	4.20%	4.69%	6.00%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class B on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Municipal Income Fund - Class B
Performance - continued

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	3.77%	4.25%	4.55%	3.69%	4.17%
Capital returns	1.42%	5.58%	2.83%	-6.85%	3.30%
Total returns	5.19%	9.83%	7.38%	-3.16%	7.47%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.90¢	22.98¢	46.04¢
Annualized dividend rate	3.55%	3.57%	3.65%
30-day annualized yield	2.72%	-	-
30-day annualized tax-equivalent yield	4.18%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $12.92 over the past one month, $12.76 over the past six months and $12.61 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Fidelity Advisor Municipal Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between June 30, 1994 and November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee (1.00% prior to January 1, 1996). Returns prior to June 30, 1994 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns between November 3, 1997 and January 1, 1996 and prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL C	5.06%	28.28%	74.54%
Fidelity Adv Municipal Income - CL C (incl. contingent deferred sales charge)	4.06%	28.28%	74.54%
LB 3 Plus Year Municipal Bond	6.10%	35.65%	n/a*
General Municipal Debt Funds Average	4.20%	25.84%	79.34%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Lehman Brothers 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

* Not available

Annual Report

Fidelity Advisor Municipal Income Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - CL C	5.06%	5.11%	5.73%
Fidelity Adv Municipal Income - CL C (incl. contingent deferred sales charge)	4.06%	5.11%	5.73%
LB 3 Plus Year Municipal Bond	6.10%	6.29%	n/a*
General Municipal Debt Funds Average	4.20%	4.69%	6.00%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Income Fund - Class C on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Municipal Income Fund - Class C
Performance - continued

Total Return Components

	Years ended October 31,				November 3, 1997 (commencement of sale of Class C shares) to October 31,
	2002	2001	2000	1999	1998
Dividend returns	3.64%	4.13%	4.43%	3.61%	3.87%
Capital returns	1.42%	5.56%	2.91%	-6.85%	3.54%
Total returns	5.06%	9.69%	7.34%	-3.24%	7.41%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested and exclude the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.79¢	22.32¢	44.73¢
Annualized dividend rate	3.44%	3.46%	3.54%
30-day annualized yield	2.62%	-	-
30-day annualized tax-equivalent yield	4.03%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $12.96 over the past one month, $12.80 over the past six months, and $12.65 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

It was another solid 12 months for fixed-income investing, and municipal bonds were among the better performers in the debt markets overall. Municipal bonds benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about another war with Iraq and fears of a double-dip recession, among other factors. Typically, what's bad for stocks is good for munis, and vice versa. Muni bonds received a further boost when the Federal Reserve Board cut interest rates twice late in 2001, and then held rates steady throughout the first 10 months of 2002. While a number of equity benchmarks posted double-digit negative returns during the one-year period that ended October 31, 2002, the muni bond market gained 5.90%, according to the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds. That beat the absolute return of the taxable bond market by a razor-thin margin, as the Lehman Brothers Aggregate Bond Index, a gauge of the overall investment-grade taxable bond market, returned 5.89%. But when one factors in municipal bonds' tax-exempt advantage, the performance gap widens even further in their favor.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Fidelity Advisor Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares had total returns of 5.88%, 5.76%, 5.19% and 5.06%, respectively. During the same period, the general municipal debt funds average returned 4.20%, according to Lipper Inc., and the Lehman Brothers 3 Plus Year Municipal Bond Index gained 6.10%.

Q. What was the market like for munis during the past year?

A. Municipal bond returns were fueled by declining interest rates and strong investor demand. The Federal Reserve Board continued to stimulate the economy by cutting interest rates in November and December 2001. Falling interest rates, in turn, pushed muni bond prices higher and their yields - which move in the opposite direction of their prices - lower. Even though the Fed held rates steady in the first 10 months of 2002, municipal bond prices continued to rise. Much of that price appreciation was related to the stock market's woes and difficult conditions among other types of bonds, which created strong demand for munis. Having said that, however, volatility reigned during the year as investors reacted to changing views about the economy, the Fed's next move regarding interest rates and the prospects for inflation.

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Fund Talk: The Manager's Overview - continued

Q. How did you manage the fund amid that market volatility?

A. Rather than try to time the market by choosing investments based on where I thought interest rates were headed, I continued to focus on identifying securities that offered better value relative to other bonds. That focus was a key contributor to the fund's outperformance of its Lipper average during the year because the fund wasn't positioned in the wrong place at the wrong time based on its interest rate sensitivity. Given all the volatility, the chances of having too much or too little interest rate sensitivity at the wrong time were magnified.

Q. What else worked in the fund's favor?

A. A relatively small stake compared to the municipal market overall in bonds issued in New York and California - whose performance trailed that of many other states - helped performance. The economies of both states lagged the national average. Furthermore, their muni markets had to contend with an influx of supply as their state legislatures and local government entities struggled to make up for revenue shortfalls and other problems by issuing new debt. Negative economic developments, coupled with growing supply, pressured New York and California muni bond prices during the year. In fact, their prices fell to levels that I felt were attractive relative to other states toward the end of the period, so I began to increase the fund's stake in both states.

Q. Tell us about your choices among different sectors of the municipal market...

A. I tended to favor bonds issued by providers of essential services, such as water, electric and sewer services. This decision was rewarded when investors increasingly gravitated toward muni issuers whose revenues are more stable during weak economic conditions. Conversely, avoiding bonds that came under the most pressure during the year - including those related to air travel and projects backed by corporations - also helped.

Q. Were there any disappointments?

A. Yes, one disappointment had to do with the fund's underweighting in par bonds, meaning those that are sold at their face value rather than at a premium or discount. Par bonds tend to be very popular among individual investors and, as such, were in strong demand and performed well during the past year as investors sought refuge from difficult stock market conditions. I tended to avoid par bonds, however, because their structural characteristics can trigger unfavorable tax treatment in some interest rate environments.

Annual Report

Q. What's your outlook?

A. Muni performance will be driven by the health of the economy, the strength of the stock market and, most importantly, expectations for inflation and interest rates. In my view, these uncertainties and others underscore the futility of timing the market. I'd add that municipals were quite cheap compared to U.S. Treasury bonds at the end of October, which may mean they're poised for a period of outperformance if the interest rate environment remains favorable, or that they'll hold their value better if the economy firms and the threat of higher interest rates returns.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to provide a high current yield exempt from federal income tax

Start date: September 16, 1987

Size: as of October 31, 2002, more than $615 million

Manager: Christine Thompson, since 1998; joined Fidelity in 1985

3

Christine Thompson on managing for total return:

"At Fidelity, we believe a muni bond's attractiveness is best measured by its potential for total return, which includes two components - the interest income it's expected to generate, and the change in value of the bond itself. We favor this approach - rather than one that just focused on bonds with the highest income - because higher yields generally indicate higher risks of some type. Escalating, perceived or realized risks frequently cause bond prices to fall. In addition, a bond's income won't be received as expected if its issuer pays off a bond early or if the issuer defaults and is unable or unwilling to pay back its debt. Likewise, an investor holding a bond that is prepaid is potentially forced to reinvest in other bonds at lower, prevailing interest rates. That's why we draw heavily on our credit research to find bonds we believe will perform well based on an appropriate mix of both income and potential for price appreciation."

Annual Report

Investment Changes

Top Five States as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	13.5	10.7
Illinois	12.7	10.6
New York	11.4	12.7
Washington	7.7	7.7
Pennsylvania	4.9	5.5
Top Five Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	25.1	24.4
Health Care	15.8	16.4
Electric Utilities	15.0	15.3
Water & Sewer	12.9	11.7
Transportation	9.0	11.3
Average Years to Maturity as of October 31, 2002
		6 months ago
Years	15.0	15.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	7.2	7.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA 60.0%	AAA 60.6%
AA, A 27.2%	AA, A 25.4%
BBB 10.2%	BBB 12.2%
BB and Below 0.0%	BB and Below 0.0%
Not Rated 1.6%	Not Rated 1.7%
Short-term Investments and Net Other Assets 1.0%	Short-term Investments and Net Other Assets 0.1%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 98.7%
	Principal Amount	Value (Note 1)
Alabama - 0.7%
Jefferson County Swr. Rev.:
Series A, 5% 2/1/41 (FGIC Insured)	$ 1,000,000	$ 988,570
Series B, 5.125% 2/1/42 (FGIC Insured)	2,200,000	2,201,254
Oxford Gen. Oblig. 5.75% 5/1/25 (AMBAC Insured)	1,000,000	1,079,280
		4,269,104
Alaska - 1.4%
Alaska Hsg. Fin. Corp. Series A, 5.4% 12/1/13	5,490,000	5,676,770
Alaska Student Ln. Corp. Student Ln. Rev. Series A:
5.25% 7/1/07 (AMBAC Insured) (d)	1,500,000	1,616,085
5.45% 7/1/09 (AMBAC Insured) (d)	1,500,000	1,596,915
		8,889,770
Arizona - 1.7%
Arizona Student Ln. Aquisition Auth. Student Ln. Rev. Series A1, 5.875% 5/1/18 (d)	1,300,000	1,363,882
Maricopa County Indl. Dev. Auth. Health Facilities Rev. (Catholic Health Care West Proj.) Series A, 4.1% 7/1/03	4,495,000	4,518,824
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/07	1,050,000	1,176,462
Tucson Wtr. Rev. Series 2002:
5.5% 7/1/08 (FGIC Insured)	1,630,000	1,829,398
5.5% 7/1/14 (FGIC Insured)	1,570,000	1,784,619
		10,673,185
Arkansas - 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	1,000,000	1,012,010
California - 2.6%
California Gen. Oblig. 5.5% 3/1/11	3,500,000	3,903,305
California Hsg. Fin. Agcy. Rev.:
Series B, 5.2% 8/1/26 (MBIA Insured) (d)	330,000	333,604
Series R, 5.35% 8/1/07 (MBIA Insured) (d)	1,000,000	1,055,920
California Univ. Rev. & Colleges Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	1,000,000	1,097,210
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice Gen. Proj.) 6% 7/1/09	4,500,000	4,688,010
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2001 A, 5.125% 7/1/41	4,000,000	4,021,120
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
California - continued
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.) 6.375% 7/1/10	$ 500,000	$ 544,305
Sacramento Pwr. Auth. Cogeneration Proj. Rev. 6.5% 7/1/08	300,000	334,581
		15,978,055
Colorado - 4.0%
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev. Series E 470, 0% 8/31/26 (Pre-Refunded to 8/31/05 @ 20.8626) (e)	3,620,000	707,457
Arapahoe County School District #5 Cherry Creek 6% 12/15/15	1,250,000	1,412,513
Colorado Health Facilities Auth. Rev.:
(Nat'l. Benevolent Assoc. Proj.) Series A, 6.5% 6/1/25	1,360,000	1,193,563
6.25% 2/1/04	100,000	104,467
6.625% 2/1/13	6,500,000	6,673,875
6.625% 2/1/22	3,800,000	3,899,484
Colorado Springs Arpt. Rev. Series C:
0% 1/1/06 (MBIA Insured)	1,405,000	1,281,388
0% 1/1/08 (MBIA Insured)	870,000	724,205
Colorado Wtr. Resources Pwr. Dev. Auth. Clean Wtr. Rev. Series 2001 A:
5.625% 9/1/13	1,610,000	1,798,225
5.625% 9/1/14	1,745,000	1,949,008
Denver City & County Arpt. Rev. Series A, 7.5% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (d)(e)	430,000	486,416
Douglas County School District Series B, 5.75% 12/15/16 (FSA Insured)	2,775,000	3,130,117
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,200,000	1,307,520
		24,668,238
Connecticut - 0.7%
Connecticut Gen. Oblig. Series D, 5.375% 11/15/18	1,000,000	1,080,480
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (d)	3,350,000	3,032,387
		4,112,867
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
District Of Columbia - 2.1%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (MBIA Insured) (Escrowed to Maturity) (e)	$ 150,000	$ 171,293
Series B, 5.25% 6/1/26 (FSA Insured)	6,000,000	6,142,860
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	1,490,000	1,638,493
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14 (MBIA Insured)	2,000,000	2,264,700
(Nat'l. Academy of Sciences Proj.) Series A, 5% 1/1/19 (AMBAC Insured)	2,500,000	2,560,675
		12,778,021
Florida - 1.7%
Dade County Aviation Rev. Series D, 5.75% 10/1/09 (AMBAC Insured) (d)	5,000,000	5,465,550
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) 3.35%, tender 9/1/05 (c)	2,200,000	2,212,914
Saint Petersburg Util. Tax Rev. Series 2002, 5% 6/1/08 (AMBAC Insured)	1,145,000	1,256,546
Tampa Florida Guaranteed Entitlement Rev. 6% 10/1/08 (AMBAC Insured)	1,500,000	1,725,930
		10,660,940
Georgia - 0.2%
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	1,000,000	1,117,700
Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Series 2001, 5.5% 7/1/06 (FGIC Insured) (d)	1,490,000	1,617,455
Illinois - 12.7%
Central Lake County Joint Action Wtr. Agcy. Interim Wtr. Rev. 0% 5/1/07 (MBIA Insured)	2,185,000	1,891,227
Chicago Board of Ed. (Chicago School Reform Proj.) 5.75% 12/1/27 (AMBAC Insured)	14,055,000	15,123,180
Chicago Gen. Oblig.:
(City Colleges Proj.):
0% 1/1/16 (FGIC Insured)	2,520,000	1,338,397
0% 1/1/24 (FGIC Insured)	6,110,000	1,903,448
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	1,400,000	1,555,344
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Chicago Gen. Oblig.: - continued
Series A:
5% 1/1/42 (AMBAC Insured)	$ 1,100,000	$ 1,089,209
5.375% 1/1/14 (AMBAC Insured)	1,000,000	1,107,930
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	1,500,000	1,545,465
Series B, 6% 1/1/09 (MBIA Insured) (d)	300,000	327,324
Chicago O'Hare Int'l. Arpt. Rev. Series A:
5.5% 1/1/16 (AMBAC Insured) (d)	1,000,000	1,048,100
6.25% 1/1/09 (AMBAC Insured) (d)	3,700,000	4,191,249
6.375% 1/1/15 (MBIA Insured)	1,400,000	1,539,944
Coles & Cumberland Counties Cmnty. Unit School District #2 5.8% 2/1/17 (FGIC Insured)	1,000,000	1,107,670
Du Page County Cmnty. High School District #108 Lake Park 5.6% 1/1/17 (FSA Insured)	3,190,000	3,529,703
Du Page County Trans. Rev. 5.25% 1/1/05 (FSA Insured)	2,255,000	2,399,433
Du Page Wtr. Commission 5% 3/1/05	9,260,000	9,869,586
Evanston Gen. Oblig. Series C, 5.25% 1/1/20	1,500,000	1,563,375
Illinois Gen. Oblig. First Series, 5.5% 8/1/19 (MBIA Insured)	2,500,000	2,704,375
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	3,000,000	3,142,440
(Dectaur Memorial Hosp. Proj.) Series 2001, 5.75% 10/1/24	2,100,000	2,120,874
(Riverside Health Sys. Proj.) 6.8% 11/15/20	1,500,000	1,611,885
Illinois Sales Tax Rev.:
First Series 2001, 5.5% 6/15/13	3,250,000	3,620,533
6% 6/15/20	600,000	670,200
Kane & Du Page Counties Cmnty. Unit School District #303 Saint Charles Series A, 5.5% 1/1/17 (FSA Insured)	2,000,000	2,180,600
Kane County School District #129 Aurora West Side Series A, 5.75% 2/1/18 (FGIC Insured)	2,000,000	2,221,380
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	1,000,000	1,110,720
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	1,000,000	1,069,010
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Metro. Pier & Exposition Auth. Dedicated State Tax Rev.:
(McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	$ 2,000,000	$ 376,620
5.75% 6/15/41 (MBIA Insured)	1,000,000	1,079,560
Series 2002 B, 0% 6/15/17 (MBIA Insured) (a)	400,000	250,676
Series A, 0% 12/15/24 (MBIA Insured)	3,000,000	886,590
Series 2002 A:
0% 6/15/09 (FGIC Insured)	25,000	19,461
0% 6/15/09 (FGIC Insured) (Escrowed to Maturity) (e)	975,000	767,130
Series A, 0% 6/15/09 (FGIC Insured) (Escrowed to Maturity) (e)	65,000	51,142
Univ. of Illinois Univ. Revs.:
Series 2001 A, 5.25% 4/1/09 (AMBAC Insured)	1,150,000	1,271,452
0% 4/1/15 (MBIA Insured)	3,700,000	2,067,116
		78,352,348
Indiana - 0.7%
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis Health Svc. Proj.) 5.5% 11/1/31	1,500,000	1,525,095
Indianapolis Econ. Dev. Rev. (Nat'l. Benevolent Assoc. Proj.) 7.625% 10/1/22	1,000,000	1,025,710
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (d)	2,000,000	1,829,520
		4,380,325
Iowa - 1.5%
Iowa Fin. Auth. Hosp. Facilities Rev. 5.875% 2/15/30 (AMBAC Insured)	1,870,000	2,018,553
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series B, 5.75% 12/1/07 (d)	3,500,000	3,575,040
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	4,000,000	3,518,880
		9,112,473
Kansas - 1.5%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) 4.75%, tender 10/1/07 (c)	1,000,000	1,008,790
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity Proj.) Series J, 6.25% 12/1/28	1,500,000	1,622,250
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Kansas - continued
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5% 12/1/13 (MBIA Insured)	$ 2,390,000	$ 2,536,746
5% 12/1/14 (MBIA Insured)	500,000	526,825
5.25% 12/1/09 (MBIA Insured)	1,420,000	1,558,493
5.25% 12/1/11 (MBIA Insured)	1,750,000	1,882,825
		9,135,929
Kentucky - 1.7%
Kentucky Property & Bldgs. Commission Revs.:
5.625% 9/1/13	2,170,000	2,406,617
5.625% 9/1/14	1,500,000	1,658,250
Louisville & Jefferson County Metro. Swr. District Swr. & Drain Sys. Rev. Series A, 5.75% 5/15/33 (FGIC Insured)	6,050,000	6,530,310
		10,595,177
Maine - 1.4%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	8,000,000	8,650,080
Maryland - 0.5%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good Samaritan Hosp. Proj.):
5.75% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (e)	1,015,000	1,166,468
5.75% 7/1/13 (Escrowed to Maturity) (e)	1,665,000	1,913,468
		3,079,936
Massachusetts - 3.3%
Massachusetts Bay Trans. Auth.:
Series 1997 D, 5% 3/1/27	2,000,000	2,002,740
Series A:
5.375% 3/1/19	1,000,000	1,045,050
5.75% 3/1/26 (FGIC Insured)	2,000,000	2,157,860
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Hebrew Rehab. Ctr. for Aged Proj.) Series C, 5.25% 7/1/17	2,000,000	2,009,900
(New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	500,000	505,325
Massachusetts Indl. Fin. Agcy. Resource Recovery Rev. (Ogden Haverhill Proj.) Series 1992 A, 4.7% 12/1/03	1,000,000	996,770
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Massachusetts - continued
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/08	$ 800,000	$ 651,608
0% 8/1/10	4,500,000	3,273,975
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	10,000	10,787
Massachusetts Wtr. Resource Auth. Series A, 5.75% 8/1/39 (FGIC Insured)	7,000,000	7,549,640
		20,203,655
Michigan - 1.8%
Detroit Wtr. Supply Sys. Rev. Series 2001 A:
5.25% 7/1/33 (FGIC Insured)	2,000,000	2,030,740
5.75% 7/1/28 (FGIC Insured)	1,000,000	1,089,020
Ecorse Pub. School District 5.5% 5/1/27 (FGIC Insured)	1,000,000	1,035,120
Holt Pub. Schools Series 2000 A, 5.5% 5/1/23 (FGIC Insured)	1,000,000	1,044,900
Michigan Hosp. Fin. Auth. Rev. (McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	2,000,000	1,955,200
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) 6.25% 1/1/09	2,310,000	2,622,982
Zeeland Pub. Schools 5.375% 5/1/25 (FGIC Insured)	1,500,000	1,540,665
		11,318,627
Minnesota - 1.1%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	1,800,000	1,810,548
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.) Series D, 6.4% 7/1/15 (d)	1,290,000	1,344,438
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	1,500,000	1,537,110
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	2,000,000	2,162,480
		6,854,576
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Nevada - 0.5%
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30 (MBIA Insured)	$ 500,000	$ 523,500
Las Vegas Downtown Redev. Agcy. Tax Increment Rev. (Fremont Street Proj.) Series A:
6% 6/15/10	1,500,000	1,552,260
6.1% 6/15/14	1,000,000	1,027,720
		3,103,480
New Jersey - 1.0%
New Jersey Trans. Trust Fund Auth. Series B, 6% 12/15/19 (MBIA Insured)	2,000,000	2,264,360
North Hudson Swr. Auth. Swr. Rev. Series A, 5.25% 8/1/17 (FGIC Insured)	2,000,000	2,139,020
Tobacco Settlement Fing. Corp. 6.125% 6/1/42	1,600,000	1,534,832
		5,938,212
New Mexico - 1.4%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (d)	3,970,000	4,573,758
6.75% 7/1/09 (AMBAC Insured) (d)	450,000	530,888
6.75% 7/1/11 (AMBAC Insured) (d)	1,805,000	2,164,231
New Mexico Edl. Assistance Foundation Student Ln. Rev. Series IV A2, 6.65% 3/1/07	1,400,000	1,527,232
		8,796,109
New York - 11.4%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1997 B, 5% 7/1/20 (AMBAC Insured) (Escrowed to Maturity) (e)	500,000	514,165
Series B, 4.875% 7/1/18 (FGIC Insured) (Escrowed to Maturity) (e)	500,000	512,680
Series D, 5.125% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (e)	275,000	284,138
Metro. Trans. Auth. Dedicated Tax Fund Series A:
5% 4/1/23 (FGIC Insured) (Pre-Refunded to 10/1/15 @ 100) (e)	2,565,000	2,818,807
5% 4/1/29 (FSA Insured) (Pre-Refunded to 10/1/14 @ 100) (e)	2,200,000	2,433,068
5.25% 4/1/26 (MBIA Insured) (Pre-Refunded to 10/1/10 @ 100) (e)	1,000,000	1,130,970
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
Metro. Trans. Auth. Svc. Contract Rev.:
(Commuter Facilities Proj.) Series O, 5.75% 7/1/13 (Escrowed to Maturity) (e)	$ 700,000	$ 804,860
(Trans. Facilities Proj.) Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (e)	1,000,000	1,034,380
Series B, 5% 1/1/07	3,000,000	3,248,460
Metro. Trans. Auth. Transit Facilities Rev.:
(Svc. Contract Proj.) Series 8:
5.25% 7/1/17 (Pre-Refunded to 7/1/13 @ 100) (e)	1,000,000	1,134,480
5.375% 7/1/21 (FSA Insured) (Pre-Refunded to 7/1/13 @ 100) (e)	700,000	801,780
Series B2, 5% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (e)	500,000	525,030
Series C:
4.75% 7/1/16 (FSA Insured) (Pre-Refunded to 1/1/12 @ 100) (e)	150,000	163,836
4.75% 7/1/16 (FSA Insured) (Pre-Refunded to 7/1/12 @ 100) (e)	350,000	383,765
New York City Gen. Oblig. Series C, 5.75% 3/15/27 (FSA Insured)	500,000	543,870
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (d)	885,000	956,163
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One Group Assoc. Proj.) 5.9% 1/1/06 (d)	8,680,000	9,004,632
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series A, 6% 6/15/28	1,500,000	1,673,280
Series B:
5.75% 6/15/26	5,000,000	5,345,750
5.75% 6/15/29	5,000,000	5,384,950
5.75% 6/15/29 (MBIA Insured)	1,500,000	1,610,250
New York City Transitional Fin. Auth. Rev. Series A, 5.75% 8/15/24 (Pre-Refunded to 8/15/09 @ 101) (e)	6,200,000	7,243,274
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Proj.) Series C, 7.5% 7/1/10	500,000	600,720
(State Univ. Edl. Facilities Proj.) 5.95% 5/15/29 (FGIC Insured) (Pre-Refunded to 5/15/10 @ 101) (e)	5,000,000	5,897,550
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14 (MBIA Insured)	6,150,000	6,576,933
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (New York City Muni. Wtr. Fin. Auth. Proj.) Series F:
4.875% 6/15/18	$ 1,500,000	$ 1,543,725
4.875% 6/15/20	1,300,000	1,320,215
5% 6/15/15	700,000	742,840
New York State Envir. Facilities Corp. Poll. Cont. Rev.:
(New York City Muni. Wtr. Fin. Auth. Proj.) Series 1997 E, 6% 6/15/11 (MBIA Insured)	1,500,000	1,755,315
Series D, 5.125% 6/15/19	1,000,000	1,039,450
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	500,000	548,015
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	1,000,000	1,092,360
Triborough Bridge & Tunnel Auth. Revs. Series A, 5.25% 1/1/17 (Escrowed to Maturity) (e)	1,000,000	1,131,790
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (FGIC Insured) (Escrowed to Maturity) (e)	500,000	551,205
		70,352,706
North Carolina - 4.5%
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ. Proj.) Series A, 5.125% 7/1/42	2,000,000	2,015,200
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/05 (MBIA Insured)	4,000,000	4,290,280
Series B:
5.875% 1/1/21 (MBIA Insured)	3,050,000	3,346,796
6% 1/1/06	5,820,000	6,305,155
6% 1/1/14	900,000	919,890
7.25% 1/1/07	1,000,000	1,142,960
Series C:
5.125% 1/1/03	2,700,000	2,710,881
5.25% 1/1/04	1,365,000	1,408,393
5.5% 1/1/07	700,000	753,081
5.5% 1/1/07 (MBIA Insured)	2,000,000	2,216,160
Series D, 6.7% 1/1/19	1,115,000	1,218,706
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
5.9% 1/1/03	250,000	251,305
6.25% 1/1/17 (AMBAC Insured)	1,150,000	1,180,452
		27,759,259
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
North Dakota - 0.2%
North Dakota Bldg. Auth Lease Rev. Series A, 5.25% 6/1/09 (FGIC Insured) (b)	$ 1,400,000	$ 1,506,890
Ohio - 1.5%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series B, 8.875% 8/1/08 (d)	1,005,000	1,011,583
Delaware County Gen. Oblig. 6% 12/1/25	1,000,000	1,115,640
Fairborn City School District (School Impt. Proj.) 5.75% 12/1/26 (FSA Insured)	1,000,000	1,084,570
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	1,455,000	1,541,456
Gateway Economic Dev. Corp. Greater Cleveland Stadium Rev. Series 1990, 6.5% 9/15/14 (d)	3,000,000	3,100,140
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) 5.375% 12/1/17	1,000,000	1,082,340
Plain Local School District 6% 12/1/25 (FGIC Insured)	410,000	452,201
		9,387,930
Oklahoma - 1.5%
Midwest City Muni. Auth. Cap. Impt. Rev. Series 2001, 5.5% 6/1/13 (FSA Insured)	1,000,000	1,101,220
Oklahoma Industries Auth. Rev.:
(Health Sys. Oblig. Group Proj.) Series A, 5.75% 8/15/29 (MBIA Insured)	1,500,000	1,611,225
6% 8/15/19 (MBIA Insured)	3,000,000	3,311,880
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	3,000,000	3,239,100
		9,263,425
Oregon - 0.6%
Tri-County Metro. Trans. District Rev. Series A:
5.75% 8/1/18	1,000,000	1,105,750
5.75% 8/1/19	2,080,000	2,292,722
		3,398,472
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - 4.9%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (d)	$ 1,000,000	$ 1,097,190
Butler County Indl. Dev. Auth. Health Ctr. Rev. (Sherwood Oaks Proj.) 5.75% 6/1/11	3,000,000	3,081,750
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,081,130
Series B, 5.75% 12/1/35 (FGIC Insured)	1,595,000	1,730,097
Cumberland County Muni. Auth. Rev. (Carlisle Hosp. & Health Proj.):
6.8% 11/15/14 (Pre-Refunded to 11/15/04 @ 102) (e)	2,865,000	3,147,489
6.8% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (e)	1,000,000	1,118,400
Delaware County Auth. College Rev. (Haverford College Proj.) 5.75% 11/15/29	3,500,000	3,782,590
Delaware County Auth. Rev. (First Mtg. Riddle Village Proj.) 8.25% 6/1/22 (Escrowed to Maturity) (e)	2,170,000	2,430,617
Fox Chapel Area School District 4.5% 8/15/08 (FSA Insured) (b)	1,180,000	1,243,508
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (d)	2,000,000	1,782,600
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Lafayette College Proj.) 6% 5/1/30	3,065,000	3,367,056
(UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/31	800,000	824,736
Philadelphia School District Series 2002 A, 5.5% 2/1/31 (FSA Insured)	1,300,000	1,354,691
Tredyffrin-Easttown School District 5.5% 2/15/15	2,010,000	2,209,995
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/21 (FGIC Insured)	5,000,000	1,890,200
		30,142,049
Rhode Island - 0.8%
Rhode Island Port Auth. & Economic Dev. Corp. Arpt. Rev. Series A, 7% 7/1/14 (FSA Insured) (d)	4,000,000	4,905,840
South Carolina - 1.3%
Greenwood County Hosp. Rev. (Self Memorial Hosp. Proj.):
5.5% 10/1/26	1,750,000	1,736,315
5.5% 10/1/31	2,000,000	1,963,600
Piedmont Muni. Pwr. Agcy. Elec. Rev. Series A, 6.25% 1/1/05 (FGIC Insured)	1,715,000	1,864,548
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
South Carolina - continued
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (d)	$ 1,000,000	$ 1,068,300
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21	1,000,000	1,090,320
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	545,000	532,089
		8,255,172
Tennessee - 0.6%
Metro. Govt. Nashville & Davidson County Elec. Rev. Series A, 0% 5/15/06 (MBIA Insured)	1,000,000	904,990
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Health Care Proj.) 6.5% 9/1/26	3,000,000	3,100,050
		4,005,040
Texas - 13.5%
Aldine Independent School District 5.5% 2/15/13	3,150,000	3,511,305
Alvin Independent School District 5.75% 8/15/21	1,000,000	1,092,290
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series D, 4.25%, tender 11/1/03 (c)(d)	3,000,000	2,934,390
Comal Independent School District 5.75% 8/1/28	2,000,000	2,150,920
Conroe Independent School District Lot B, 0% 2/15/09	750,000	589,755
Corpus Christi Util. Sys. Rev. 5.25% 7/15/18 (FSA Insured)	1,500,000	1,580,790
Cypress-Fairbanks Independent School District:
5.75% 2/15/08	5,000,000	5,626,250
5.75% 2/15/21	1,000,000	1,087,090
Dallas Area Rapid Transit Sales Tax Rev. 5.5% 12/1/09 (AMBAC Insured)	1,430,000	1,620,347
Dallas Wtrwks. & Swr. Sys. Rev. Series 2002 A, 5% 10/1/08 (b)	2,500,000	2,686,050
Del Valle Independent School District 5.5% 2/1/09	1,205,000	1,348,202
El Paso Gen. Oblig. 5.75% 8/15/25 (FSA Insured)	4,500,000	4,823,370
Garland Independent School District 5.5% 2/15/19	2,500,000	2,650,375
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Harris County Gen. Oblig. 0% 10/1/17 (MBIA Insured)	$ 2,500,000	$ 1,197,800
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12	1,000,000	1,080,590
5.75% 2/15/21	1,310,000	1,365,374
Houston Arpt. Sys. Rev. Series A, 5.625% 7/1/19 (FSA Insured) (d)	1,000,000	1,058,660
Houston Independent School District 0% 8/15/13	1,300,000	800,553
Hurst Euless Bedford Independent School District 0% 8/15/11	1,000,000	693,050
Lewisville Independent School District 0% 8/15/19	2,340,000	989,235
Los Fresnos Independent School District:
5.75% 8/15/13	1,040,000	1,168,866
5.75% 8/15/14	1,100,000	1,236,301
Mansfield Independent School District 5.5% 2/15/17	2,000,000	2,184,180
Mount Pleasant Independent School District 5.5% 2/15/22	2,590,000	2,722,763
Northside Independent School District 5.5% 2/15/15	2,000,000	2,193,700
Pearland Independent School District 5.875% 2/15/17	1,205,000	1,341,527
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series B, 5.75%, tender 11/1/11 (c)(d)	4,000,000	3,507,600
San Antonio Elec. & Gas Rev. 5.5% 2/1/20 (Pre-Refunded to 2/1/07 @ 101) (e)	75,000	84,249
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/14 (AMBAC Insured)	2,245,000	2,499,740
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	1,000,000	986,680
Texas Gen. Oblig. (Texas Pub. Fin. Auth. Proj.) Series A, 5% 10/1/14	5,000,000	5,164,950
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/11 (AMBAC Insured)	4,835,000	3,344,708
0% 9/1/11 (AMBAC Insured) (Escrowed to Maturity) (e)	200,000	140,412
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.) 6.25% 8/1/09 (MBIA Insured)	1,000,000	1,149,990
Texas Tpk. Auth. Central Tpk. Sys. First Tier Rev.:
5.5% 8/15/39 (AMBAC Insured)	3,200,000	3,348,544
5.75% 8/15/38 (AMBAC Insured)	3,000,000	3,248,010
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (MBIA Insured)	4,000,000	4,398,800
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Francis Hosp. Reg'l Health Care Proj.) 6% 7/1/27	1,000,000	989,770
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Williamson County Gen. Oblig. 6% 8/15/19 (FGIC Insured)	$ 1,000,000	$ 1,122,700
Yselta Independent School District 0% 8/15/09	4,065,000	3,136,148
		82,856,034
Utah - 2.8%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
0% 7/1/06 (MBIA Insured)	2,860,000	2,581,461
6.5% 7/1/09 (AMBAC Insured)	365,000	430,222
6.5% 7/1/09 (AMBAC Insured) (Escrowed to Maturity) (e)	635,000	759,270
Series B:
5.75% 7/1/16 (MBIA Insured)	2,500,000	2,780,150
6% 7/1/16 (MBIA Insured)	7,000,000	7,883,680
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/10 (AMBAC Insured)	2,000,000	2,239,100
South Salt Lake City Indl. Rev. (Price Savers Wholesale Club Proj.) 9% 11/15/13	250,000	256,640
		16,930,523
Vermont - 0.2%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	1,000,000	1,124,070
Virginia - 1.0%
Loudoun County Indl. Dev. Auth. Residential Care Facilities Rev. (Falcons Landing Proj.) Series A, 9.25% 11/1/04 (Escrowed to Maturity) (e)	545,000	583,504
Virginia Commonwealth Trans. Board Trans. Rev. (U.S. Route 58 Corridor Dev. Prog.) Series B, 5.75% 5/15/21	1,965,000	2,147,470
Virginia Resources Auth. Clean Wtr. Rev.:
5.625% 10/1/22	1,250,000	1,326,538
5.75% 10/1/19	1,750,000	1,938,545
		5,996,057
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Washington - 7.7%
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	$ 4,000,000	$ 4,503,840
Grant County Pub. Util. District No. 2 (Priest Rapids Hydro-Elec. Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (d)	1,715,000	1,821,467
King County Swr. Rev. Series B:
5.125% 1/1/33 (FSA Insured)	2,800,000	2,805,432
5.5% 1/1/21 (FSA Insured)	1,615,000	1,709,332
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25% 12/1/14 (AMBAC Insured) (d)	3,000,000	3,150,510
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	1,000,000	1,082,130
Thurston County School District #333 Series B, 0% 12/1/10 (FGIC Insured)	4,000,000	2,889,000
Univ. Washington Univ. Revs. (Student Facilities Fee Prog.) 5.8% 6/1/30 (FSA Insured)	3,000,000	3,251,400
Washington Gen. Oblig. Series 2000 A, 5.625% 7/1/24	2,000,000	2,110,240
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	3,000,000	3,323,370
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 0% 7/1/06 (MBIA Insured)	2,700,000	2,417,175
5.4% 7/1/12	16,000,000	17,550,232
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev. Series C, 5.1% 7/1/07	500,000	544,660
		47,158,788
Wisconsin - 1.5%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	1,000,000	958,890
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	1,000,000	1,082,240
Fond Du Lac School District 5.75% 4/1/13 (FGIC Insured)	1,300,000	1,449,955
Milwaukee County Gen. Oblig. Series A:
0% 12/1/10 (FGIC Insured)	3,370,000	2,451,405
0% 12/1/10 (FGIC Insured) (Escrowed to Maturity) (e)	130,000	95,178
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	1,500,000	1,494,255
(Wheaton Franciscan Svcs. Proj.) 5.75% 8/15/30	1,500,000	1,511,175
		9,043,098
TOTAL MUNICIPAL BONDS (Cost $572,460,555)		607,383,625
Municipal Notes - 0.6%
	Principal Amount	Value (Note 1)
Arizona - 0.3%
Navajo County Indl. Dev. Auth. Rev. (Citizens Communications Co. Proj.) Series 1997 B, 4.2%, VRDN (c)(d)	$ 1,880,000	$ 1,880,000
Hawaii - 0.3%
Hawaii Dept. of Budget & Fin. Spl. Purp. Mtg. Rev. (Citizens Communications Co. Proj.) 4.5% tender 11/6/02, CP mode (d)	1,500,000	1,499,985
TOTAL MUNICIPAL NOTES (Cost $3,380,000)		3,379,985
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $575,840,555)		610,763,610
NET OTHER ASSETS - 0.7%		4,431,171
NET ASSETS - 100%		$ 615,194,781
Security Type Abbreviations
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	25.1%
Health Care	15.8
Electric Utilities	15.0
Water & Sewer	12.9
Transportation	9.0
Escrowed/Pre-Refunded	6.5
Education	6.1
Others* (individually less than 5%)	9.6
100.0%
* Includes cash equivalents and net other assets
Purchases and sales of securities, other than short-term securities, aggregated $143,404,267 and $114,403,969, respectively.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $6,713,000 of which $4,186,000 and $2,527,000 will expire on October 31, 2004 and 2008, respectively. Of the loss carryforwards expiring on October 31, 2008, $432,000, was acquired in a merger and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $575,840,555) - See accompanying schedule		$ 610,763,610
Cash		1,059,620
Receivable for fund shares sold		1,519,516
Interest receivable		9,358,348
Other receivables		3,752
Total assets		622,704,846

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 5,434,170
Payable for fund shares redeemed	732,451
Distributions payable	830,344
Accrued management fee	198,429
Distribution fees payable	211,820
Other payables and accrued expenses	102,851
Total liabilities		7,510,065

Net Assets		$ 615,194,781
Net Assets consist of:
Paid in capital		$ 586,952,461
Undistributed net investment income		153,350
Accumulated undistributed net realized gain (loss) on investments		(6,834,085)
Net unrealized appreciation (depreciation) on investments		34,923,055
Net Assets		$ 615,194,781

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,456,630 ÷ 5,240,939 shares)	$ 12.87

Maximum offering price per share (100/95.25 of $12.87)	$ 13.51
Class T: Net Asset Value and redemption price per share ($354,029,717 ÷ 27,457,682 shares)	$ 12.89

Maximum offering price per share (100/96.50 of $12.89)	$ 13.36
Class B: Net Asset Value and offering price per share ($109,986,489 ÷ 8,561,469 shares) A	$ 12.85

Class C: Net Asset Value and offering price per share ($52,019,001 ÷ 4,035,916 shares) A	$ 12.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($31,702,944 ÷ 2,470,667 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 29,636,588
Expenses
Management fee	$ 2,213,818
Transfer agent fees	538,812
Distribution fees	2,280,733
Accounting fees and expenses	180,731
Non-interested trustees' compensation	2,038
Custodian fees and expenses	10,266
Registration fees	89,571
Audit	35,509
Legal	6,932
Miscellaneous	67,377
Total expenses before reductions	5,425,787
Expense reductions	(135,601)	5,290,186
Net investment income (loss)		24,346,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securites		6,471,744
Change in net unrealized appreciation (depreciation) on investment securities		1,623,032
Net gain (loss)		8,094,776
Net increase (decrease) in net assets resulting from operations		$ 32,441,178

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,346,402	$ 22,711,378
Net realized gain (loss)	6,471,744	3,114,371
Change in net unrealized appreciation (depreciation)	1,623,032	24,173,285
Net increase (decrease) in net assets resulting from operations	32,441,178	49,999,034
Distributions to shareholders from net investment income	(24,182,551)	(22,629,135)
Share transactions - net increase (decrease)	39,992,400	81,821,074
Total increase (decrease) in net assets	48,251,027	109,190,973

Net Assets
Beginning of period	566,943,754	457,752,781
End of period (including undistributed net investment income of $153,350 and undistributed net investment income of $35,394, respectively)	$ 615,194,781	$ 566,943,754

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.70	$ 12.02	$ 11.69	$ 12.54	$ 12.15
Income from Investment Operations
Net investment income (loss)	.557 C, E	.584 C	.591 C	.567	.571
Net realized and unrealized gain (loss)	.168 E	.679	.337	(.850)	.390
Total from investment operations	.725	1.263	.928	(.283)	.961
Distributions from net investment income	(.555)	(.583)	(.598)	(.567)	(.571)
Net asset value, end of period	$ 12.87	$ 12.70	$ 12.02	$ 11.69	$ 12.54
Total Return A, B	5.88%	10.72%	8.17%	(2.36)%	8.07%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.69%	.72%	.72%	.90%
Expenses net of voluntary waivers, if any	.69%	.69%	.72%	.72%	.90%
Expenses net of all reductions	.67%	.62%	.72%	.72%	.90%
Net investment income (loss)	4.41% E	4.70%	5.02%	4.62%	4.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,457	$ 46,796	$ 22,780	$ 10,722	$ 6,721
Portfolio turnover rate	20%	16%	39%	23%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 4.39%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.72	$ 12.04	$ 11.70	$ 12.56	$ 12.15
Income from Investment Operations
Net investment income (loss)	.546 C , E	.572 C	.583 C	.555	.571
Net realized and unrealized gain (loss)	.166 E	.679	.343	(.860)	.410
Total from investment operations	.712	1.251	.926	(.305)	.981
Distributions from net investment income	(.542)	(.571)	(.586)	(.555)	(.571)
Net asset value, end of period	$ 12.89	$ 12.72	$ 12.04	$ 11.70	$ 12.56
Total Return A, B	5.76%	10.59%	8.14%	(2.53)%	8.15%
Ratios to Average Net Assets D
Expenses before expense reductions	.79%	.79%	.81%	.81%	.87%
Expenses net of voluntary waivers, if any	.79%	.79%	.81%	.81%	.87%
Expenses net of all reductions	.77%	.72%	.81%	.81%	.87%
Net investment income (loss)	4.31% E	4.60%	4.93%	4.51%	4.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 354,030	$ 369,295	$ 340,959	$ 329,926	$ 380,325
Portfolio turnover rate	20%	16%	39%	23%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 4.29%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.67	$ 12.00	$ 11.67	$ 12.53	$ 12.13
Income from Investment Operations
Net investment income (loss)	.462 C, E	.489 C	.504 C	.476	.491
Net realized and unrealized gain (loss)	.178 E	.671	.336	(.860)	.400
Total from investment operations	.640	1.160	.840	(.384)	.891
Distributions from net investment income	(.460)	(.490)	(.510)	(.476)	(.491)
Net asset value, end of period	$ 12.85	$ 12.67	$ 12.00	$ 11.67	$ 12.53
Total Return A, B	5.19%	9.83%	7.38%	(3.16)%	7.47%
Ratios to Average Net Assets D
Expenses before expense reductions	1.44%	1.43%	1.46%	1.46%	1.53%
Expenses net of voluntary waivers, if any	1.44%	1.43%	1.46%	1.46%	1.53%
Expenses net of all reductions	1.41%	1.37%	1.46%	1.46%	1.53%
Net investment income (loss)	3.66% E	3.95%	4.28%	3.88%	3.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,986	$ 91,687	$ 68,571	$ 63,464	$ 55,032
Portfolio turnover rate	20%	16%	39%	23%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 3.64%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.71	$ 12.04	$ 11.70	$ 12.56	$ 12.13
Income from Investment Operations
Net investment income (loss)	.451 E, H	.478 E	.493 E	.465	.455
Net realized and unrealized gain (loss)	.176 H	.669	.345	(.860)	.430
Total from investment operations	.627	1.147	.838	(.395)	.885
Distributions from net investment income	(.447)	(.477)	(.498)	(.465)	(.455)
Net asset value, end of period	$ 12.89	$ 12.71	$ 12.04	$ 11.70	$ 12.56
Total Return B, C, D	5.06%	9.69%	7.34%	(3.24)%	7.41%
Ratios to Average Net Assets G
Expenses before expense reductions	1.53%	1.53%	1.56%	1.56%	2.06% A
Expenses net of voluntary waivers, if any	1.53%	1.53%	1.56%	1.56%	1.75% A
Expenses net of all reductions	1.51%	1.47%	1.56%	1.56%	1.75% A
Net investment income (loss)	3.57% H	3.85%	4.18%	3.79%	3.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,019	$ 37,324	$ 17,120	$ 13,071	$ 7,031
Portfolio turnover rate	20%	16%	39%	23%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 3.54%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.66	$ 11.98	$ 11.65	$ 12.51	$ 12.12
Income from Investment Operations
Net investment income (loss)	.573 B, D	.598 B	.604 B	.584	.592
Net realized and unrealized gain (loss)	.170 D	.682	.339	(.860)	.390
Total from investment operations	.743	1.280	.943	(.276)	.982
Distributions from net investment income	(.573)	(.600)	(.613)	(.584)	(.592)
Net asset value, end of period	$ 12.83	$ 12.66	$ 11.98	$ 11.65	$ 12.51
Total Return A	6.05%	10.91%	8.34%	(2.31)%	8.28%
Ratios to Average Net Assets C
Expenses before expense reductions	.55%	.54%	.61%	.60%	.98%
Expenses net of voluntary waivers, if any	.55%	.54%	.61%	.60%	.75%
Expenses net of all reductions	.52%	.48%	.61%	.60%	.75%
Net investment income (loss)	4.55% D	4.84%	5.13%	4.75%	4.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,703	$ 21,842	$ 8,324	$ 3,431	$ 3,741
Portfolio turnover rate	20%	16%	39%	23%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 4.53%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 36,671,290	|
Unrealized depreciation	(1,797,848)
Net unrealized appreciation (depreciation)	$ 34,873,442
Undistributed ordinary income	2,178,532
Capital loss carryforward	(6,712,943)
Total Distributable earnings	$ 30,339,031
Cost for federal income tax purposes	$ 575,890,168

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 24,182,551	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $427,792 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to increase net investment income (loss) by $128,040; decrease net unrealized appreciation/ depreciation by $114,939; and decrease net realized gain (loss) by $13,101. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery". Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 85,502	$ 576
Class T	0%	.25%	895,568	10,523
Class B	.65%	.25%	865,166	625,043
Class C	.75%	.25%	434,497	190,722
			$ 2,280,733	$ 826,864

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 147,949	$ 61,558
Class T	99,628	43,128
Class B	300,239	300,239*
Class C	19,272	19,272*
	$ 567,088	$ 424,197

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Class C, and Institutional Class shares. Citibank has entered into sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 53,787.09
Class T	328,764.09
Class B	87,969.09
Class C	39,464.09
Institutional Class	28,828.10
	$ 538,812

Citibank also has a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $907 for the period.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and accounting expenses by $10,266 and $122,917, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

	Transfer Agent expense reduction	|
Class A	$ 277
Class T	735
Class B	972
Class C	434
	$ 2,418

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2002	2001
From net investment income
Class A	$ 2,495,486	$ 1,659,582
Class T	15,356,391	16,091,362
Class B	3,502,109	3,157,699
Class C	1,530,399	990,993
Institutional Class	1,298,166	729,499
Total	$ 24,182,551	$ 22,629,135

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	2,957,378	5,496,559	$ 37,394,606	$ 67,885,667
Reinvestment of distributions	123,485	85,512	1,562,606	1,065,263
Shares redeemed	(1,525,410)	(3,791,075)	(19,280,229)	(46,845,388)
Net increase (decrease)	1,555,453	1,790,996	$ 19,676,983	$ 22,105,542
Class T
Shares sold	6,415,036	7,894,371	$ 81,243,658	$ 98,451,871
Reinvestment of distributions	776,628	812,517	9,828,135	10,115,157
Shares redeemed	(8,770,570)	(7,992,038)	(111,096,235)	(99,491,394)
Net increase (decrease)	(1,578,906)	714,850	$ (20,024,442)	$ 9,075,634
Class B
Shares sold	3,190,931	3,413,116	$ 40,478,563	$ 42,441,927
Reinvestment of distributions	153,825	142,698	1,940,257	1,772,228
Shares redeemed	(2,017,544)	(2,033,846)	(25,394,417)	(25,210,901)
Net increase (decrease)	1,327,212	1,521,968	$ 17,024,403	$ 19,003,254
Class C
Shares sold	1,961,353	1,882,683	$ 24,947,713	$ 23,461,023
Reinvestment of distributions	78,558	54,752	995,258	683,330
Shares redeemed	(939,655)	(423,934)	(11,931,816)	(5,282,147)
Net increase (decrease)	1,100,256	1,513,501	$ 14,011,155	$ 18,862,206
Institutional Class
Shares sold	3,034,831	1,515,004	$ 38,002,885	$ 18,775,525
Reinvestment of distributions	20,961	13,249	264,774	164,443
Shares redeemed	(2,310,449)	(497,630)	(28,963,358)	(6,165,530)
Net increase (decrease)	745,343	1,030,623	$ 9,304,301	$ 12,774,438

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (44)

Year of Election or Appointment: 1998

Vice President of Advisor Municipal Income. Ms. Thompson is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Municipal Income. She also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Record Date	Pay Date	Capital Gains
Class A	12/6/02	12/9/02	$.002

Class T	12/6/02	12/9/02	$.002

Class B	12/6/02	12/9/02	$.002

Class C	12/6/02	12/9/02	$.002

During fiscal year ended October 31, 2002, 100% of the fund's income dividends was free from federal income tax, and 13.05% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.
New York, NY

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

HIM-ANN-1202 158342
1.538412.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Municipal Income Fund -

Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Municipal Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Municipal Income - Inst CL	6.05%	34.78%	88.94%
LB 3 Plus Year Municipal Bond	6.10%	35.65%	n/a*
General Municipal Debt Funds Average	4.20%	25.84%	79.34%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers® 3 Plus Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of three years or more. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Municipal Income - Inst CL	6.05%	6.15%	6.57%
LB 3 Plus Year Municipal Bond	6.10%	6.29%	n/a*
General Municipal Debt Funds Average	4.20%	4.69%	6.00%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor Municipal Income Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Municipal Income Fund - Institutional Class on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.71%	5.23%	5.51%	4.56%	5.06%
Capital returns	1.34%	5.68%	2.83%	-6.87%	3.22%
Total returns	6.05%	10.91%	8.34%	-2.31%	8.28%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.86¢	28.68¢	57.27¢
Annualized dividend rate	4.43%	4.46%	4.55%
30-day annualized yield	3.61%	-	-
30-day annualized tax-equivalent yield	5.55%	-	-

Dividends per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average net asset value of $12.90 over the past one month, $12.74 over the past six months, and $12.60 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the class' tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

It was another solid 12 months for fixed-income investing, and municipal bonds were among the better performers in the debt markets overall. Municipal bonds benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about another war with Iraq and fears of a double-dip recession, among other factors. Typically, what's bad for stocks is good for munis, and vice versa. Muni bonds received a further boost when the Federal Reserve Board cut interest rates twice late in 2001, and then held rates steady throughout the first 10 months of 2002. While a number of equity benchmarks posted double-digit negative returns during the one-year period that ended October 31, 2002, the muni bond market gained 5.90%, according to the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds. That beat the absolute return of the taxable bond market by a razor-thin margin, as the Lehman Brothers Aggregate Bond Index, a gauge of the overall investment-grade taxable bond market, returned 5.89%. But when one factors in municipal bonds' tax-exempt advantage, the performance gap widens even further in their favor.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Fidelity Advisor Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12 months ending October 31, 2002, the fund's Institutional Class shares had a total return of 6.05%. During the same period, the general municipal debt funds average returned 4.20%, according to Lipper Inc., and the Lehman Brothers 3 Plus Year Municipal Bond Index gained 6.10%.

Q. What was the market like for munis during the past year?

A. Municipal bond returns were fueled by declining interest rates and strong investor demand. The Federal Reserve Board continued to stimulate the economy by cutting interest rates in November and December 2001. Falling interest rates, in turn, pushed muni bond prices higher and their yields - which move in the opposite direction of their prices - lower. Even though the Fed held rates steady in the first 10 months of 2002, municipal bond prices continued to rise. Much of that price appreciation was related to the stock market's woes and difficult conditions among other types of bonds, which created strong demand for munis. Having said that, however, volatility reigned during the year as investors reacted to changing views about the economy, the Fed's next move regarding interest rates and the prospects for inflation.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did you manage the fund amid that market volatility?

A. Rather than try to time the market by choosing investments based on where I thought interest rates were headed, I continued to focus on identifying securities that offered better value relative to other bonds. That focus was a key contributor to the fund's outperformance of its Lipper average during the year because the fund wasn't positioned in the wrong place at the wrong time based on its interest rate sensitivity. Given all the volatility, the chances of having too much or too little interest rate sensitivity at the wrong time were magnified.

Q. What else worked in the fund's favor?

A. A relatively small stake compared to the municipal market overall in bonds issued in New York and California - whose performance trailed that of many other states - helped performance. The economies of both states lagged the national average. Furthermore, their muni markets had to contend with an influx of supply as their state legislatures and local government entities struggled to make up for revenue shortfalls and other problems by issuing new debt. Negative economic developments, coupled with growing supply, pressured New York and California muni bond prices during the year. In fact, their prices fell to levels that I felt were attractive relative to other states toward the end of the period, so I began to increase the fund's stake in both states.

Q. Tell us about your choices among different sectors of the municipal market...

A. I tended to favor bonds issued by providers of essential services, such as water, electric and sewer services. This decision was rewarded when investors increasingly gravitated toward muni issuers whose revenues are more stable during weak economic conditions. Conversely, avoiding bonds that came under the most pressure during the year - including those related to air travel and projects backed by corporations - also helped.

Q. Were there any disappointments?

A. Yes, one disappointment had to do with the fund's underweighting in par bonds, meaning those that are sold at their face value rather than at a premium or discount. Par bonds tend to be very popular among individual investors and, as such, were in strong demand and performed well during the past year as investors sought refuge from difficult stock market conditions. I tended to avoid par bonds, however, because their structural characteristics can trigger unfavorable tax treatment in some interest rate environments.

Annual Report

Q. What's your outlook?

A. Muni performance will be driven by the health of the economy, the strength of the stock market and, most importantly, expectations for inflation and interest rates. In my view, these uncertainties and others underscore the futility of timing the market. I'd add that municipals were quite cheap compared to U.S. Treasury bonds at the end of October, which may mean they're poised for a period of outperformance if the interest rate environment remains favorable, or that they'll hold their value better if the economy firms and the threat of higher interest rates returns.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to provide a high current yield exempt from federal income tax

Start date: September 16, 1987

Size: as of October 31, 2002, more than $615 million

Manager: Christine Thompson, since 1998; joined Fidelity in 1985

3

Christine Thompson on managing for total return:

"At Fidelity, we believe a muni bond's attractiveness is best measured by its potential for total return, which includes two components - the interest income it's expected to generate, and the change in value of the bond itself. We favor this approach - rather than one that just focused on bonds with the highest income - because higher yields generally indicate higher risks of some type. Escalating, perceived or realized risks frequently cause bond prices to fall. In addition, a bond's income won't be received as expected if its issuer pays off a bond early or if the issuer defaults and is unable or unwilling to pay back its debt. Likewise, an investor holding a bond that is prepaid is potentially forced to reinvest in other bonds at lower, prevailing interest rates. That's why we draw heavily on our credit research to find bonds we believe will perform well based on an appropriate mix of both income and potential for price appreciation."

Annual Report

Investment Changes

Top Five States as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	13.5	10.7
Illinois	12.7	10.6
New York	11.4	12.7
Washington	7.7	7.7
Pennsylvania	4.9	5.5
Top Five Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	25.1	24.4
Health Care	15.8	16.4
Electric Utilities	15.0	15.3
Water & Sewer	12.9	11.7
Transportation	9.0	11.3
Average Years to Maturity as of October 31, 2002
		6 months ago
Years	15.0	15.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	7.2	7.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA 60.0%	AAA 60.6%
AA, A 27.2%	AA, A 25.4%
BBB 10.2%	BBB 12.2%
BB and Below 0.0%	BB and Below 0.0%
Not Rated 1.6%	Not Rated 1.7%
Short-term Investments and Net Other Assets 1.0%	Short-term Investments and Net Other Assets 0.1%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 98.7%
	Principal Amount	Value (Note 1)
Alabama - 0.7%
Jefferson County Swr. Rev.:
Series A, 5% 2/1/41 (FGIC Insured)	$ 1,000,000	$ 988,570
Series B, 5.125% 2/1/42 (FGIC Insured)	2,200,000	2,201,254
Oxford Gen. Oblig. 5.75% 5/1/25 (AMBAC Insured)	1,000,000	1,079,280
		4,269,104
Alaska - 1.4%
Alaska Hsg. Fin. Corp. Series A, 5.4% 12/1/13	5,490,000	5,676,770
Alaska Student Ln. Corp. Student Ln. Rev. Series A:
5.25% 7/1/07 (AMBAC Insured) (d)	1,500,000	1,616,085
5.45% 7/1/09 (AMBAC Insured) (d)	1,500,000	1,596,915
		8,889,770
Arizona - 1.7%
Arizona Student Ln. Aquisition Auth. Student Ln. Rev. Series A1, 5.875% 5/1/18 (d)	1,300,000	1,363,882
Maricopa County Indl. Dev. Auth. Health Facilities Rev. (Catholic Health Care West Proj.) Series A, 4.1% 7/1/03	4,495,000	4,518,824
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/07	1,050,000	1,176,462
Tucson Wtr. Rev. Series 2002:
5.5% 7/1/08 (FGIC Insured)	1,630,000	1,829,398
5.5% 7/1/14 (FGIC Insured)	1,570,000	1,784,619
		10,673,185
Arkansas - 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	1,000,000	1,012,010
California - 2.6%
California Gen. Oblig. 5.5% 3/1/11	3,500,000	3,903,305
California Hsg. Fin. Agcy. Rev.:
Series B, 5.2% 8/1/26 (MBIA Insured) (d)	330,000	333,604
Series R, 5.35% 8/1/07 (MBIA Insured) (d)	1,000,000	1,055,920
California Univ. Rev. & Colleges Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	1,000,000	1,097,210
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice Gen. Proj.) 6% 7/1/09	4,500,000	4,688,010
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2001 A, 5.125% 7/1/41	4,000,000	4,021,120
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
California - continued
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.) 6.375% 7/1/10	$ 500,000	$ 544,305
Sacramento Pwr. Auth. Cogeneration Proj. Rev. 6.5% 7/1/08	300,000	334,581
		15,978,055
Colorado - 4.0%
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev. Series E 470, 0% 8/31/26 (Pre-Refunded to 8/31/05 @ 20.8626) (e)	3,620,000	707,457
Arapahoe County School District #5 Cherry Creek 6% 12/15/15	1,250,000	1,412,513
Colorado Health Facilities Auth. Rev.:
(Nat'l. Benevolent Assoc. Proj.) Series A, 6.5% 6/1/25	1,360,000	1,193,563
6.25% 2/1/04	100,000	104,467
6.625% 2/1/13	6,500,000	6,673,875
6.625% 2/1/22	3,800,000	3,899,484
Colorado Springs Arpt. Rev. Series C:
0% 1/1/06 (MBIA Insured)	1,405,000	1,281,388
0% 1/1/08 (MBIA Insured)	870,000	724,205
Colorado Wtr. Resources Pwr. Dev. Auth. Clean Wtr. Rev. Series 2001 A:
5.625% 9/1/13	1,610,000	1,798,225
5.625% 9/1/14	1,745,000	1,949,008
Denver City & County Arpt. Rev. Series A, 7.5% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (d)(e)	430,000	486,416
Douglas County School District Series B, 5.75% 12/15/16 (FSA Insured)	2,775,000	3,130,117
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,200,000	1,307,520
		24,668,238
Connecticut - 0.7%
Connecticut Gen. Oblig. Series D, 5.375% 11/15/18	1,000,000	1,080,480
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (d)	3,350,000	3,032,387
		4,112,867
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
District Of Columbia - 2.1%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (MBIA Insured) (Escrowed to Maturity) (e)	$ 150,000	$ 171,293
Series B, 5.25% 6/1/26 (FSA Insured)	6,000,000	6,142,860
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	1,490,000	1,638,493
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14 (MBIA Insured)	2,000,000	2,264,700
(Nat'l. Academy of Sciences Proj.) Series A, 5% 1/1/19 (AMBAC Insured)	2,500,000	2,560,675
		12,778,021
Florida - 1.7%
Dade County Aviation Rev. Series D, 5.75% 10/1/09 (AMBAC Insured) (d)	5,000,000	5,465,550
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) 3.35%, tender 9/1/05 (c)	2,200,000	2,212,914
Saint Petersburg Util. Tax Rev. Series 2002, 5% 6/1/08 (AMBAC Insured)	1,145,000	1,256,546
Tampa Florida Guaranteed Entitlement Rev. 6% 10/1/08 (AMBAC Insured)	1,500,000	1,725,930
		10,660,940
Georgia - 0.2%
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	1,000,000	1,117,700
Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Series 2001, 5.5% 7/1/06 (FGIC Insured) (d)	1,490,000	1,617,455
Illinois - 12.7%
Central Lake County Joint Action Wtr. Agcy. Interim Wtr. Rev. 0% 5/1/07 (MBIA Insured)	2,185,000	1,891,227
Chicago Board of Ed. (Chicago School Reform Proj.) 5.75% 12/1/27 (AMBAC Insured)	14,055,000	15,123,180
Chicago Gen. Oblig.:
(City Colleges Proj.):
0% 1/1/16 (FGIC Insured)	2,520,000	1,338,397
0% 1/1/24 (FGIC Insured)	6,110,000	1,903,448
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	1,400,000	1,555,344
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Chicago Gen. Oblig.: - continued
Series A:
5% 1/1/42 (AMBAC Insured)	$ 1,100,000	$ 1,089,209
5.375% 1/1/14 (AMBAC Insured)	1,000,000	1,107,930
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	1,500,000	1,545,465
Series B, 6% 1/1/09 (MBIA Insured) (d)	300,000	327,324
Chicago O'Hare Int'l. Arpt. Rev. Series A:
5.5% 1/1/16 (AMBAC Insured) (d)	1,000,000	1,048,100
6.25% 1/1/09 (AMBAC Insured) (d)	3,700,000	4,191,249
6.375% 1/1/15 (MBIA Insured)	1,400,000	1,539,944
Coles & Cumberland Counties Cmnty. Unit School District #2 5.8% 2/1/17 (FGIC Insured)	1,000,000	1,107,670
Du Page County Cmnty. High School District #108 Lake Park 5.6% 1/1/17 (FSA Insured)	3,190,000	3,529,703
Du Page County Trans. Rev. 5.25% 1/1/05 (FSA Insured)	2,255,000	2,399,433
Du Page Wtr. Commission 5% 3/1/05	9,260,000	9,869,586
Evanston Gen. Oblig. Series C, 5.25% 1/1/20	1,500,000	1,563,375
Illinois Gen. Oblig. First Series, 5.5% 8/1/19 (MBIA Insured)	2,500,000	2,704,375
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	3,000,000	3,142,440
(Dectaur Memorial Hosp. Proj.) Series 2001, 5.75% 10/1/24	2,100,000	2,120,874
(Riverside Health Sys. Proj.) 6.8% 11/15/20	1,500,000	1,611,885
Illinois Sales Tax Rev.:
First Series 2001, 5.5% 6/15/13	3,250,000	3,620,533
6% 6/15/20	600,000	670,200
Kane & Du Page Counties Cmnty. Unit School District #303 Saint Charles Series A, 5.5% 1/1/17 (FSA Insured)	2,000,000	2,180,600
Kane County School District #129 Aurora West Side Series A, 5.75% 2/1/18 (FGIC Insured)	2,000,000	2,221,380
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	1,000,000	1,110,720
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	1,000,000	1,069,010
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Metro. Pier & Exposition Auth. Dedicated State Tax Rev.:
(McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	$ 2,000,000	$ 376,620
5.75% 6/15/41 (MBIA Insured)	1,000,000	1,079,560
Series 2002 B, 0% 6/15/17 (MBIA Insured) (a)	400,000	250,676
Series A, 0% 12/15/24 (MBIA Insured)	3,000,000	886,590
Series 2002 A:
0% 6/15/09 (FGIC Insured)	25,000	19,461
0% 6/15/09 (FGIC Insured) (Escrowed to Maturity) (e)	975,000	767,130
Series A, 0% 6/15/09 (FGIC Insured) (Escrowed to Maturity) (e)	65,000	51,142
Univ. of Illinois Univ. Revs.:
Series 2001 A, 5.25% 4/1/09 (AMBAC Insured)	1,150,000	1,271,452
0% 4/1/15 (MBIA Insured)	3,700,000	2,067,116
		78,352,348
Indiana - 0.7%
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis Health Svc. Proj.) 5.5% 11/1/31	1,500,000	1,525,095
Indianapolis Econ. Dev. Rev. (Nat'l. Benevolent Assoc. Proj.) 7.625% 10/1/22	1,000,000	1,025,710
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (d)	2,000,000	1,829,520
		4,380,325
Iowa - 1.5%
Iowa Fin. Auth. Hosp. Facilities Rev. 5.875% 2/15/30 (AMBAC Insured)	1,870,000	2,018,553
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series B, 5.75% 12/1/07 (d)	3,500,000	3,575,040
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	4,000,000	3,518,880
		9,112,473
Kansas - 1.5%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) 4.75%, tender 10/1/07 (c)	1,000,000	1,008,790
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity Proj.) Series J, 6.25% 12/1/28	1,500,000	1,622,250
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Kansas - continued
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5% 12/1/13 (MBIA Insured)	$ 2,390,000	$ 2,536,746
5% 12/1/14 (MBIA Insured)	500,000	526,825
5.25% 12/1/09 (MBIA Insured)	1,420,000	1,558,493
5.25% 12/1/11 (MBIA Insured)	1,750,000	1,882,825
		9,135,929
Kentucky - 1.7%
Kentucky Property & Bldgs. Commission Revs.:
5.625% 9/1/13	2,170,000	2,406,617
5.625% 9/1/14	1,500,000	1,658,250
Louisville & Jefferson County Metro. Swr. District Swr. & Drain Sys. Rev. Series A, 5.75% 5/15/33 (FGIC Insured)	6,050,000	6,530,310
		10,595,177
Maine - 1.4%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	8,000,000	8,650,080
Maryland - 0.5%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good Samaritan Hosp. Proj.):
5.75% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (e)	1,015,000	1,166,468
5.75% 7/1/13 (Escrowed to Maturity) (e)	1,665,000	1,913,468
		3,079,936
Massachusetts - 3.3%
Massachusetts Bay Trans. Auth.:
Series 1997 D, 5% 3/1/27	2,000,000	2,002,740
Series A:
5.375% 3/1/19	1,000,000	1,045,050
5.75% 3/1/26 (FGIC Insured)	2,000,000	2,157,860
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Hebrew Rehab. Ctr. for Aged Proj.) Series C, 5.25% 7/1/17	2,000,000	2,009,900
(New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	500,000	505,325
Massachusetts Indl. Fin. Agcy. Resource Recovery Rev. (Ogden Haverhill Proj.) Series 1992 A, 4.7% 12/1/03	1,000,000	996,770
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Massachusetts - continued
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/08	$ 800,000	$ 651,608
0% 8/1/10	4,500,000	3,273,975
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	10,000	10,787
Massachusetts Wtr. Resource Auth. Series A, 5.75% 8/1/39 (FGIC Insured)	7,000,000	7,549,640
		20,203,655
Michigan - 1.8%
Detroit Wtr. Supply Sys. Rev. Series 2001 A:
5.25% 7/1/33 (FGIC Insured)	2,000,000	2,030,740
5.75% 7/1/28 (FGIC Insured)	1,000,000	1,089,020
Ecorse Pub. School District 5.5% 5/1/27 (FGIC Insured)	1,000,000	1,035,120
Holt Pub. Schools Series 2000 A, 5.5% 5/1/23 (FGIC Insured)	1,000,000	1,044,900
Michigan Hosp. Fin. Auth. Rev. (McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	2,000,000	1,955,200
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) 6.25% 1/1/09	2,310,000	2,622,982
Zeeland Pub. Schools 5.375% 5/1/25 (FGIC Insured)	1,500,000	1,540,665
		11,318,627
Minnesota - 1.1%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	1,800,000	1,810,548
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.) Series D, 6.4% 7/1/15 (d)	1,290,000	1,344,438
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	1,500,000	1,537,110
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	2,000,000	2,162,480
		6,854,576
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Nevada - 0.5%
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30 (MBIA Insured)	$ 500,000	$ 523,500
Las Vegas Downtown Redev. Agcy. Tax Increment Rev. (Fremont Street Proj.) Series A:
6% 6/15/10	1,500,000	1,552,260
6.1% 6/15/14	1,000,000	1,027,720
		3,103,480
New Jersey - 1.0%
New Jersey Trans. Trust Fund Auth. Series B, 6% 12/15/19 (MBIA Insured)	2,000,000	2,264,360
North Hudson Swr. Auth. Swr. Rev. Series A, 5.25% 8/1/17 (FGIC Insured)	2,000,000	2,139,020
Tobacco Settlement Fing. Corp. 6.125% 6/1/42	1,600,000	1,534,832
		5,938,212
New Mexico - 1.4%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (d)	3,970,000	4,573,758
6.75% 7/1/09 (AMBAC Insured) (d)	450,000	530,888
6.75% 7/1/11 (AMBAC Insured) (d)	1,805,000	2,164,231
New Mexico Edl. Assistance Foundation Student Ln. Rev. Series IV A2, 6.65% 3/1/07	1,400,000	1,527,232
		8,796,109
New York - 11.4%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1997 B, 5% 7/1/20 (AMBAC Insured) (Escrowed to Maturity) (e)	500,000	514,165
Series B, 4.875% 7/1/18 (FGIC Insured) (Escrowed to Maturity) (e)	500,000	512,680
Series D, 5.125% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (e)	275,000	284,138
Metro. Trans. Auth. Dedicated Tax Fund Series A:
5% 4/1/23 (FGIC Insured) (Pre-Refunded to 10/1/15 @ 100) (e)	2,565,000	2,818,807
5% 4/1/29 (FSA Insured) (Pre-Refunded to 10/1/14 @ 100) (e)	2,200,000	2,433,068
5.25% 4/1/26 (MBIA Insured) (Pre-Refunded to 10/1/10 @ 100) (e)	1,000,000	1,130,970
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
Metro. Trans. Auth. Svc. Contract Rev.:
(Commuter Facilities Proj.) Series O, 5.75% 7/1/13 (Escrowed to Maturity) (e)	$ 700,000	$ 804,860
(Trans. Facilities Proj.) Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (e)	1,000,000	1,034,380
Series B, 5% 1/1/07	3,000,000	3,248,460
Metro. Trans. Auth. Transit Facilities Rev.:
(Svc. Contract Proj.) Series 8:
5.25% 7/1/17 (Pre-Refunded to 7/1/13 @ 100) (e)	1,000,000	1,134,480
5.375% 7/1/21 (FSA Insured) (Pre-Refunded to 7/1/13 @ 100) (e)	700,000	801,780
Series B2, 5% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (e)	500,000	525,030
Series C:
4.75% 7/1/16 (FSA Insured) (Pre-Refunded to 1/1/12 @ 100) (e)	150,000	163,836
4.75% 7/1/16 (FSA Insured) (Pre-Refunded to 7/1/12 @ 100) (e)	350,000	383,765
New York City Gen. Oblig. Series C, 5.75% 3/15/27 (FSA Insured)	500,000	543,870
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (d)	885,000	956,163
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One Group Assoc. Proj.) 5.9% 1/1/06 (d)	8,680,000	9,004,632
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series A, 6% 6/15/28	1,500,000	1,673,280
Series B:
5.75% 6/15/26	5,000,000	5,345,750
5.75% 6/15/29	5,000,000	5,384,950
5.75% 6/15/29 (MBIA Insured)	1,500,000	1,610,250
New York City Transitional Fin. Auth. Rev. Series A, 5.75% 8/15/24 (Pre-Refunded to 8/15/09 @ 101) (e)	6,200,000	7,243,274
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Proj.) Series C, 7.5% 7/1/10	500,000	600,720
(State Univ. Edl. Facilities Proj.) 5.95% 5/15/29 (FGIC Insured) (Pre-Refunded to 5/15/10 @ 101) (e)	5,000,000	5,897,550
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14 (MBIA Insured)	6,150,000	6,576,933
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (New York City Muni. Wtr. Fin. Auth. Proj.) Series F:
4.875% 6/15/18	$ 1,500,000	$ 1,543,725
4.875% 6/15/20	1,300,000	1,320,215
5% 6/15/15	700,000	742,840
New York State Envir. Facilities Corp. Poll. Cont. Rev.:
(New York City Muni. Wtr. Fin. Auth. Proj.) Series 1997 E, 6% 6/15/11 (MBIA Insured)	1,500,000	1,755,315
Series D, 5.125% 6/15/19	1,000,000	1,039,450
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	500,000	548,015
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	1,000,000	1,092,360
Triborough Bridge & Tunnel Auth. Revs. Series A, 5.25% 1/1/17 (Escrowed to Maturity) (e)	1,000,000	1,131,790
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (FGIC Insured) (Escrowed to Maturity) (e)	500,000	551,205
		70,352,706
North Carolina - 4.5%
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ. Proj.) Series A, 5.125% 7/1/42	2,000,000	2,015,200
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/05 (MBIA Insured)	4,000,000	4,290,280
Series B:
5.875% 1/1/21 (MBIA Insured)	3,050,000	3,346,796
6% 1/1/06	5,820,000	6,305,155
6% 1/1/14	900,000	919,890
7.25% 1/1/07	1,000,000	1,142,960
Series C:
5.125% 1/1/03	2,700,000	2,710,881
5.25% 1/1/04	1,365,000	1,408,393
5.5% 1/1/07	700,000	753,081
5.5% 1/1/07 (MBIA Insured)	2,000,000	2,216,160
Series D, 6.7% 1/1/19	1,115,000	1,218,706
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
5.9% 1/1/03	250,000	251,305
6.25% 1/1/17 (AMBAC Insured)	1,150,000	1,180,452
		27,759,259
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
North Dakota - 0.2%
North Dakota Bldg. Auth Lease Rev. Series A, 5.25% 6/1/09 (FGIC Insured) (b)	$ 1,400,000	$ 1,506,890
Ohio - 1.5%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series B, 8.875% 8/1/08 (d)	1,005,000	1,011,583
Delaware County Gen. Oblig. 6% 12/1/25	1,000,000	1,115,640
Fairborn City School District (School Impt. Proj.) 5.75% 12/1/26 (FSA Insured)	1,000,000	1,084,570
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	1,455,000	1,541,456
Gateway Economic Dev. Corp. Greater Cleveland Stadium Rev. Series 1990, 6.5% 9/15/14 (d)	3,000,000	3,100,140
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) 5.375% 12/1/17	1,000,000	1,082,340
Plain Local School District 6% 12/1/25 (FGIC Insured)	410,000	452,201
		9,387,930
Oklahoma - 1.5%
Midwest City Muni. Auth. Cap. Impt. Rev. Series 2001, 5.5% 6/1/13 (FSA Insured)	1,000,000	1,101,220
Oklahoma Industries Auth. Rev.:
(Health Sys. Oblig. Group Proj.) Series A, 5.75% 8/15/29 (MBIA Insured)	1,500,000	1,611,225
6% 8/15/19 (MBIA Insured)	3,000,000	3,311,880
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	3,000,000	3,239,100
		9,263,425
Oregon - 0.6%
Tri-County Metro. Trans. District Rev. Series A:
5.75% 8/1/18	1,000,000	1,105,750
5.75% 8/1/19	2,080,000	2,292,722
		3,398,472
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - 4.9%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (d)	$ 1,000,000	$ 1,097,190
Butler County Indl. Dev. Auth. Health Ctr. Rev. (Sherwood Oaks Proj.) 5.75% 6/1/11	3,000,000	3,081,750
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,081,130
Series B, 5.75% 12/1/35 (FGIC Insured)	1,595,000	1,730,097
Cumberland County Muni. Auth. Rev. (Carlisle Hosp. & Health Proj.):
6.8% 11/15/14 (Pre-Refunded to 11/15/04 @ 102) (e)	2,865,000	3,147,489
6.8% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (e)	1,000,000	1,118,400
Delaware County Auth. College Rev. (Haverford College Proj.) 5.75% 11/15/29	3,500,000	3,782,590
Delaware County Auth. Rev. (First Mtg. Riddle Village Proj.) 8.25% 6/1/22 (Escrowed to Maturity) (e)	2,170,000	2,430,617
Fox Chapel Area School District 4.5% 8/15/08 (FSA Insured) (b)	1,180,000	1,243,508
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (d)	2,000,000	1,782,600
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Lafayette College Proj.) 6% 5/1/30	3,065,000	3,367,056
(UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/31	800,000	824,736
Philadelphia School District Series 2002 A, 5.5% 2/1/31 (FSA Insured)	1,300,000	1,354,691
Tredyffrin-Easttown School District 5.5% 2/15/15	2,010,000	2,209,995
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/21 (FGIC Insured)	5,000,000	1,890,200
		30,142,049
Rhode Island - 0.8%
Rhode Island Port Auth. & Economic Dev. Corp. Arpt. Rev. Series A, 7% 7/1/14 (FSA Insured) (d)	4,000,000	4,905,840
South Carolina - 1.3%
Greenwood County Hosp. Rev. (Self Memorial Hosp. Proj.):
5.5% 10/1/26	1,750,000	1,736,315
5.5% 10/1/31	2,000,000	1,963,600
Piedmont Muni. Pwr. Agcy. Elec. Rev. Series A, 6.25% 1/1/05 (FGIC Insured)	1,715,000	1,864,548
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
South Carolina - continued
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (d)	$ 1,000,000	$ 1,068,300
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21	1,000,000	1,090,320
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	545,000	532,089
		8,255,172
Tennessee - 0.6%
Metro. Govt. Nashville & Davidson County Elec. Rev. Series A, 0% 5/15/06 (MBIA Insured)	1,000,000	904,990
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Health Care Proj.) 6.5% 9/1/26	3,000,000	3,100,050
		4,005,040
Texas - 13.5%
Aldine Independent School District 5.5% 2/15/13	3,150,000	3,511,305
Alvin Independent School District 5.75% 8/15/21	1,000,000	1,092,290
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series D, 4.25%, tender 11/1/03 (c)(d)	3,000,000	2,934,390
Comal Independent School District 5.75% 8/1/28	2,000,000	2,150,920
Conroe Independent School District Lot B, 0% 2/15/09	750,000	589,755
Corpus Christi Util. Sys. Rev. 5.25% 7/15/18 (FSA Insured)	1,500,000	1,580,790
Cypress-Fairbanks Independent School District:
5.75% 2/15/08	5,000,000	5,626,250
5.75% 2/15/21	1,000,000	1,087,090
Dallas Area Rapid Transit Sales Tax Rev. 5.5% 12/1/09 (AMBAC Insured)	1,430,000	1,620,347
Dallas Wtrwks. & Swr. Sys. Rev. Series 2002 A, 5% 10/1/08 (b)	2,500,000	2,686,050
Del Valle Independent School District 5.5% 2/1/09	1,205,000	1,348,202
El Paso Gen. Oblig. 5.75% 8/15/25 (FSA Insured)	4,500,000	4,823,370
Garland Independent School District 5.5% 2/15/19	2,500,000	2,650,375
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Harris County Gen. Oblig. 0% 10/1/17 (MBIA Insured)	$ 2,500,000	$ 1,197,800
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12	1,000,000	1,080,590
5.75% 2/15/21	1,310,000	1,365,374
Houston Arpt. Sys. Rev. Series A, 5.625% 7/1/19 (FSA Insured) (d)	1,000,000	1,058,660
Houston Independent School District 0% 8/15/13	1,300,000	800,553
Hurst Euless Bedford Independent School District 0% 8/15/11	1,000,000	693,050
Lewisville Independent School District 0% 8/15/19	2,340,000	989,235
Los Fresnos Independent School District:
5.75% 8/15/13	1,040,000	1,168,866
5.75% 8/15/14	1,100,000	1,236,301
Mansfield Independent School District 5.5% 2/15/17	2,000,000	2,184,180
Mount Pleasant Independent School District 5.5% 2/15/22	2,590,000	2,722,763
Northside Independent School District 5.5% 2/15/15	2,000,000	2,193,700
Pearland Independent School District 5.875% 2/15/17	1,205,000	1,341,527
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series B, 5.75%, tender 11/1/11 (c)(d)	4,000,000	3,507,600
San Antonio Elec. & Gas Rev. 5.5% 2/1/20 (Pre-Refunded to 2/1/07 @ 101) (e)	75,000	84,249
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/14 (AMBAC Insured)	2,245,000	2,499,740
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	1,000,000	986,680
Texas Gen. Oblig. (Texas Pub. Fin. Auth. Proj.) Series A, 5% 10/1/14	5,000,000	5,164,950
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/11 (AMBAC Insured)	4,835,000	3,344,708
0% 9/1/11 (AMBAC Insured) (Escrowed to Maturity) (e)	200,000	140,412
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.) 6.25% 8/1/09 (MBIA Insured)	1,000,000	1,149,990
Texas Tpk. Auth. Central Tpk. Sys. First Tier Rev.:
5.5% 8/15/39 (AMBAC Insured)	3,200,000	3,348,544
5.75% 8/15/38 (AMBAC Insured)	3,000,000	3,248,010
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (MBIA Insured)	4,000,000	4,398,800
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Francis Hosp. Reg'l Health Care Proj.) 6% 7/1/27	1,000,000	989,770
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Williamson County Gen. Oblig. 6% 8/15/19 (FGIC Insured)	$ 1,000,000	$ 1,122,700
Yselta Independent School District 0% 8/15/09	4,065,000	3,136,148
		82,856,034
Utah - 2.8%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
0% 7/1/06 (MBIA Insured)	2,860,000	2,581,461
6.5% 7/1/09 (AMBAC Insured)	365,000	430,222
6.5% 7/1/09 (AMBAC Insured) (Escrowed to Maturity) (e)	635,000	759,270
Series B:
5.75% 7/1/16 (MBIA Insured)	2,500,000	2,780,150
6% 7/1/16 (MBIA Insured)	7,000,000	7,883,680
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/10 (AMBAC Insured)	2,000,000	2,239,100
South Salt Lake City Indl. Rev. (Price Savers Wholesale Club Proj.) 9% 11/15/13	250,000	256,640
		16,930,523
Vermont - 0.2%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	1,000,000	1,124,070
Virginia - 1.0%
Loudoun County Indl. Dev. Auth. Residential Care Facilities Rev. (Falcons Landing Proj.) Series A, 9.25% 11/1/04 (Escrowed to Maturity) (e)	545,000	583,504
Virginia Commonwealth Trans. Board Trans. Rev. (U.S. Route 58 Corridor Dev. Prog.) Series B, 5.75% 5/15/21	1,965,000	2,147,470
Virginia Resources Auth. Clean Wtr. Rev.:
5.625% 10/1/22	1,250,000	1,326,538
5.75% 10/1/19	1,750,000	1,938,545
		5,996,057
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Washington - 7.7%
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	$ 4,000,000	$ 4,503,840
Grant County Pub. Util. District No. 2 (Priest Rapids Hydro-Elec. Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (d)	1,715,000	1,821,467
King County Swr. Rev. Series B:
5.125% 1/1/33 (FSA Insured)	2,800,000	2,805,432
5.5% 1/1/21 (FSA Insured)	1,615,000	1,709,332
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25% 12/1/14 (AMBAC Insured) (d)	3,000,000	3,150,510
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	1,000,000	1,082,130
Thurston County School District #333 Series B, 0% 12/1/10 (FGIC Insured)	4,000,000	2,889,000
Univ. Washington Univ. Revs. (Student Facilities Fee Prog.) 5.8% 6/1/30 (FSA Insured)	3,000,000	3,251,400
Washington Gen. Oblig. Series 2000 A, 5.625% 7/1/24	2,000,000	2,110,240
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	3,000,000	3,323,370
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 0% 7/1/06 (MBIA Insured)	2,700,000	2,417,175
5.4% 7/1/12	16,000,000	17,550,232
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev. Series C, 5.1% 7/1/07	500,000	544,660
		47,158,788
Wisconsin - 1.5%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	1,000,000	958,890
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	1,000,000	1,082,240
Fond Du Lac School District 5.75% 4/1/13 (FGIC Insured)	1,300,000	1,449,955
Milwaukee County Gen. Oblig. Series A:
0% 12/1/10 (FGIC Insured)	3,370,000	2,451,405
0% 12/1/10 (FGIC Insured) (Escrowed to Maturity) (e)	130,000	95,178
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	1,500,000	1,494,255
(Wheaton Franciscan Svcs. Proj.) 5.75% 8/15/30	1,500,000	1,511,175
		9,043,098
TOTAL MUNICIPAL BONDS (Cost $572,460,555)		607,383,625
Municipal Notes - 0.6%
	Principal Amount	Value (Note 1)
Arizona - 0.3%
Navajo County Indl. Dev. Auth. Rev. (Citizens Communications Co. Proj.) Series 1997 B, 4.2%, VRDN (c)(d)	$ 1,880,000	$ 1,880,000
Hawaii - 0.3%
Hawaii Dept. of Budget & Fin. Spl. Purp. Mtg. Rev. (Citizens Communications Co. Proj.) 4.5% tender 11/6/02, CP mode (d)	1,500,000	1,499,985
TOTAL MUNICIPAL NOTES (Cost $3,380,000)		3,379,985
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $575,840,555)		610,763,610
NET OTHER ASSETS - 0.7%		4,431,171
NET ASSETS - 100%		$ 615,194,781
Security Type Abbreviations
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	25.1%
Health Care	15.8
Electric Utilities	15.0
Water & Sewer	12.9
Transportation	9.0
Escrowed/Pre-Refunded	6.5
Education	6.1
Others* (individually less than 5%)	9.6
100.0%
* Includes cash equivalents and net other assets
Purchases and sales of securities, other than short-term securities, aggregated $143,404,267 and $114,403,969, respectively.
Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $6,713,000 of which $4,186,000 and $2,527,000 will expire on October 31, 2004 and 2008, respectively. Of the loss carryforwards expiring on October 31, 2008, $432,000, was acquired in a merger and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (cost $575,840,555) - See accompanying schedule		$ 610,763,610
Cash		1,059,620
Receivable for fund shares sold		1,519,516
Interest receivable		9,358,348
Other receivables		3,752
Total assets		622,704,846

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 5,434,170
Payable for fund shares redeemed	732,451
Distributions payable	830,344
Accrued management fee	198,429
Distribution fees payable	211,820
Other payables and accrued expenses	102,851
Total liabilities		7,510,065

Net Assets		$ 615,194,781
Net Assets consist of:
Paid in capital		$ 586,952,461
Undistributed net investment income		153,350
Accumulated undistributed net realized gain (loss) on investments		(6,834,085)
Net unrealized appreciation (depreciation) on investments		34,923,055
Net Assets		$ 615,194,781

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,456,630 ÷ 5,240,939 shares)	$ 12.87

Maximum offering price per share (100/95.25 of $12.87)	$ 13.51
Class T: Net Asset Value and redemption price per share ($354,029,717 ÷ 27,457,682 shares)	$ 12.89

Maximum offering price per share (100/96.50 of $12.89)	$ 13.36
Class B: Net Asset Value and offering price per share ($109,986,489 ÷ 8,561,469 shares) A	$ 12.85

Class C: Net Asset Value and offering price per share ($52,019,001 ÷ 4,035,916 shares) A	$ 12.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($31,702,944 ÷ 2,470,667 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 29,636,588
Expenses
Management fee	$ 2,213,818
Transfer agent fees	538,812
Distribution fees	2,280,733
Accounting fees and expenses	180,731
Non-interested trustees' compensation	2,038
Custodian fees and expenses	10,266
Registration fees	89,571
Audit	35,509
Legal	6,932
Miscellaneous	67,377
Total expenses before reductions	5,425,787
Expense reductions	(135,601)	5,290,186
Net investment income (loss)		24,346,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securites		6,471,744
Change in net unrealized appreciation (depreciation) on investment securities		1,623,032
Net gain (loss)		8,094,776
Net increase (decrease) in net assets resulting from operations		$ 32,441,178

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,346,402	$ 22,711,378
Net realized gain (loss)	6,471,744	3,114,371
Change in net unrealized appreciation (depreciation)	1,623,032	24,173,285
Net increase (decrease) in net assets resulting from operations	32,441,178	49,999,034
Distributions to shareholders from net investment income	(24,182,551)	(22,629,135)
Share transactions - net increase (decrease)	39,992,400	81,821,074
Total increase (decrease) in net assets	48,251,027	109,190,973

Net Assets
Beginning of period	566,943,754	457,752,781
End of period (including undistributed net investment income of $153,350 and undistributed net investment income of $35,394, respectively)	$ 615,194,781	$ 566,943,754

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.70	$ 12.02	$ 11.69	$ 12.54	$ 12.15
Income from Investment Operations
Net investment income (loss)	.557 C, E	.584 C	.591 C	.567	.571
Net realized and unrealized gain (loss)	.168 E	.679	.337	(.850)	.390
Total from investment operations	.725	1.263	.928	(.283)	.961
Distributions from net investment income	(.555)	(.583)	(.598)	(.567)	(.571)
Net asset value, end of period	$ 12.87	$ 12.70	$ 12.02	$ 11.69	$ 12.54
Total Return A, B	5.88%	10.72%	8.17%	(2.36)%	8.07%
Ratios to Average Net Assets D
Expenses before expense reductions	.69%	.69%	.72%	.72%	.90%
Expenses net of voluntary waivers, if any	.69%	.69%	.72%	.72%	.90%
Expenses net of all reductions	.67%	.62%	.72%	.72%	.90%
Net investment income (loss)	4.41% E	4.70%	5.02%	4.62%	4.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,457	$ 46,796	$ 22,780	$ 10,722	$ 6,721
Portfolio turnover rate	20%	16%	39%	23%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 4.39%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.72	$ 12.04	$ 11.70	$ 12.56	$ 12.15
Income from Investment Operations
Net investment income (loss)	.546 C , E	.572 C	.583 C	.555	.571
Net realized and unrealized gain (loss)	.166 E	.679	.343	(.860)	.410
Total from investment operations	.712	1.251	.926	(.305)	.981
Distributions from net investment income	(.542)	(.571)	(.586)	(.555)	(.571)
Net asset value, end of period	$ 12.89	$ 12.72	$ 12.04	$ 11.70	$ 12.56
Total Return A, B	5.76%	10.59%	8.14%	(2.53)%	8.15%
Ratios to Average Net Assets D
Expenses before expense reductions	.79%	.79%	.81%	.81%	.87%
Expenses net of voluntary waivers, if any	.79%	.79%	.81%	.81%	.87%
Expenses net of all reductions	.77%	.72%	.81%	.81%	.87%
Net investment income (loss)	4.31% E	4.60%	4.93%	4.51%	4.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 354,030	$ 369,295	$ 340,959	$ 329,926	$ 380,325
Portfolio turnover rate	20%	16%	39%	23%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 4.29%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.67	$ 12.00	$ 11.67	$ 12.53	$ 12.13
Income from Investment Operations
Net investment income (loss)	.462 C, E	.489 C	.504 C	.476	.491
Net realized and unrealized gain (loss)	.178 E	.671	.336	(.860)	.400
Total from investment operations	.640	1.160	.840	(.384)	.891
Distributions from net investment income	(.460)	(.490)	(.510)	(.476)	(.491)
Net asset value, end of period	$ 12.85	$ 12.67	$ 12.00	$ 11.67	$ 12.53
Total Return A, B	5.19%	9.83%	7.38%	(3.16)%	7.47%
Ratios to Average Net Assets D
Expenses before expense reductions	1.44%	1.43%	1.46%	1.46%	1.53%
Expenses net of voluntary waivers, if any	1.44%	1.43%	1.46%	1.46%	1.53%
Expenses net of all reductions	1.41%	1.37%	1.46%	1.46%	1.53%
Net investment income (loss)	3.66% E	3.95%	4.28%	3.88%	3.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,986	$ 91,687	$ 68,571	$ 63,464	$ 55,032
Portfolio turnover rate	20%	16%	39%	23%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 3.64%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.71	$ 12.04	$ 11.70	$ 12.56	$ 12.13
Income from Investment Operations
Net investment income (loss)	.451 E, H	.478 E	.493 E	.465	.455
Net realized and unrealized gain (loss)	.176 H	.669	.345	(.860)	.430
Total from investment operations	.627	1.147	.838	(.395)	.885
Distributions from net investment income	(.447)	(.477)	(.498)	(.465)	(.455)
Net asset value, end of period	$ 12.89	$ 12.71	$ 12.04	$ 11.70	$ 12.56
Total Return B, C, D	5.06%	9.69%	7.34%	(3.24)%	7.41%
Ratios to Average Net Assets G
Expenses before expense reductions	1.53%	1.53%	1.56%	1.56%	2.06% A
Expenses net of voluntary waivers, if any	1.53%	1.53%	1.56%	1.56%	1.75% A
Expenses net of all reductions	1.51%	1.47%	1.56%	1.56%	1.75% A
Net investment income (loss)	3.57% H	3.85%	4.18%	3.79%	3.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,019	$ 37,324	$ 17,120	$ 13,071	$ 7,031
Portfolio turnover rate	20%	16%	39%	23%	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 3.54%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.66	$ 11.98	$ 11.65	$ 12.51	$ 12.12
Income from Investment Operations
Net investment income (loss)	.573 B, D	.598 B	.604 B	.584	.592
Net realized and unrealized gain (loss)	.170 D	.682	.339	(.860)	.390
Total from investment operations	.743	1.280	.943	(.276)	.982
Distributions from net investment income	(.573)	(.600)	(.613)	(.584)	(.592)
Net asset value, end of period	$ 12.83	$ 12.66	$ 11.98	$ 11.65	$ 12.51
Total Return A	6.05%	10.91%	8.34%	(2.31)%	8.28%
Ratios to Average Net Assets C
Expenses before expense reductions	.55%	.54%	.61%	.60%	.98%
Expenses net of voluntary waivers, if any	.55%	.54%	.61%	.60%	.75%
Expenses net of all reductions	.52%	.48%	.61%	.60%	.75%
Net investment income (loss)	4.55% D	4.84%	5.13%	4.75%	4.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,703	$ 21,842	$ 8,324	$ 3,431	$ 3,741
Portfolio turnover rate	20%	16%	39%	23%	36%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.003 and decrease net realized and unrealized gain (loss) per share by $.003. Without this change the ratio of net investment income (loss) to average net assets would have been 4.53%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 36,671,290	|
Unrealized depreciation	(1,797,848)
Net unrealized appreciation (depreciation)	$ 34,873,442
Undistributed ordinary income	2,178,532
Capital loss carryforward	(6,712,943)
Total Distributable earnings	$ 30,339,031
Cost for federal income tax purposes	$ 575,890,168

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 24,182,551	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $427,792 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to increase net investment income (loss) by $128,040; decrease net unrealized appreciation/ depreciation by $114,939; and decrease net realized gain (loss) by $13,101. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery". Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 85,502	$ 576
Class T	0%	.25%	895,568	10,523
Class B	.65%	.25%	865,166	625,043
Class C	.75%	.25%	434,497	190,722
			$ 2,280,733	$ 826,864

Sales Load. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 147,949	$ 61,558
Class T	99,628	43,128
Class B	300,239	300,239*
Class C	19,272	19,272*
	$ 567,088	$ 424,197

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Class C, and Institutional Class shares. Citibank has entered into sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC an affiliate of FMR, receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 53,787.09
Class T	328,764.09
Class B	87,969.09
Class C	39,464.09
Institutional Class	28,828.10
	$ 538,812

Citibank also has a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $907 for the period.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

Through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and accounting expenses by $10,266 and $122,917, respectively. During the period, credits reduced each class' transfer agent expense as noted in the table below.

	Transfer Agent expense reduction	|
Class A	$ 277
Class T	735
Class B	972
Class C	434
	$ 2,418

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2002	2001
From net investment income
Class A	$ 2,495,486	$ 1,659,582
Class T	15,356,391	16,091,362
Class B	3,502,109	3,157,699
Class C	1,530,399	990,993
Institutional Class	1,298,166	729,499
Total	$ 24,182,551	$ 22,629,135

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002	2001	2002	2001
Class A
Shares sold	2,957,378	5,496,559	$ 37,394,606	$ 67,885,667
Reinvestment of distributions	123,485	85,512	1,562,606	1,065,263
Shares redeemed	(1,525,410)	(3,791,075)	(19,280,229)	(46,845,388)
Net increase (decrease)	1,555,453	1,790,996	$ 19,676,983	$ 22,105,542
Class T
Shares sold	6,415,036	7,894,371	$ 81,243,658	$ 98,451,871
Reinvestment of distributions	776,628	812,517	9,828,135	10,115,157
Shares redeemed	(8,770,570)	(7,992,038)	(111,096,235)	(99,491,394)
Net increase (decrease)	(1,578,906)	714,850	$ (20,024,442)	$ 9,075,634
Class B
Shares sold	3,190,931	3,413,116	$ 40,478,563	$ 42,441,927
Reinvestment of distributions	153,825	142,698	1,940,257	1,772,228
Shares redeemed	(2,017,544)	(2,033,846)	(25,394,417)	(25,210,901)
Net increase (decrease)	1,327,212	1,521,968	$ 17,024,403	$ 19,003,254
Class C
Shares sold	1,961,353	1,882,683	$ 24,947,713	$ 23,461,023
Reinvestment of distributions	78,558	54,752	995,258	683,330
Shares redeemed	(939,655)	(423,934)	(11,931,816)	(5,282,147)
Net increase (decrease)	1,100,256	1,513,501	$ 14,011,155	$ 18,862,206
Institutional Class
Shares sold	3,034,831	1,515,004	$ 38,002,885	$ 18,775,525
Reinvestment of distributions	20,961	13,249	264,774	164,443
Shares redeemed	(2,310,449)	(497,630)	(28,963,358)	(6,165,530)
Net increase (decrease)	745,343	1,030,623	$ 9,304,301	$ 12,774,438

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II) at October 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (44)

Year of Election or Appointment: 1998

Vice President of Advisor Municipal Income. Ms. Thompson is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Municipal Income. She also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Advisor Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Record Date	Pay Date	Capital Gains
Institutional Class	12/6/02	12/9/02	$.002

During fiscal year ended October 31, 2002, 100% of the fund's income dividends was free from federal income tax, and 13.05% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.
New York, NY

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

HIMI-ANN-1202 158343
1.538417.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Short Fixed-Income

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.15% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Short Fixed-Income - CL A	3.78%	33.14%	71.08%
Fidelity Adv Short Fixed-Income - CL A (incl. 1.50% sales charge)	2.22%	31.14%	68.52%
LB 1-3 Year Govt/Credit	4.91%	37.63%	81.56%
Short Investment Grade Debt Funds Average	2.63%	30.92%	71.87%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Lehman Brothers® 1-3 Year Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. You can also compare Class A's performance to the performance of mutual funds tracked by Lipper Inc., and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL A	3.78%	5.89%	5.52%
Fidelity Adv Short Fixed-Income - CL A (incl. 1.50% sales charge)	2.22%	5.57%	5.36%
LB 1-3 Year Govt/Credit	4.91%	6.60%	6.15%
Short Investment Grade Debt Funds Average	2.63%	5.53%	5.56%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class A
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed-Income Fund - Class A on October 31, 1992, and the current 1.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers 1-3 Year Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.31%	6.16%	6.24%	5.57%	5.83%
Capital returns	-0.53%	4.06%	-0.33%	-2.45%	0.75%
Total returns	3.78%	10.22%	5.91%	3.12%	6.58%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and excludes the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.14¢	19.22¢	39.69¢
Annualized dividend rate	3.93%	4.07%	4.24%
30-day annualized yield	3.74%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $9.40 over the past one month, $9.37 over the past six months and $9.36 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's current 1.50% sales charge.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL T	3.75%	32.88%	71.47%
Fidelity Adv Short Fixed-Income - CL T (incl. 1.50% sales charge)	2.20%	30.88%	68.90%
LB 1-3 Year Govt/Credit	4.91%	37.63%	81.56%
Short Investment Grade Debt Funds Average	2.63%	30.92%	71.87%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Lehman Brothers 1-3 Year Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. You can also compare Class T's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class T
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL T	3.75%	5.85%	5.54%
Fidelity Adv Short Fixed-Income - CL T (incl. 1.50% sales charge)	2.20%	5.53%	5.38%
LB 1-3 Year Govt/Credit	4.91%	6.60%	6.15%
Short Investment Grade Debt Funds Average	2.63%	5.53%	5.56%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short Fixed-Income Fund - Class T on October 31, 1992, and the current 1.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers 1-3 Year Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class T
Performance - continued

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.28%	6.16%	6.22%	5.57%	6.00%
Capital returns	-0.53%	4.05%	-0.22%	-2.45%	0.32%
Total returns	3.75%	10.21%	6.00%	3.12%	6.32%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and excludes the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.13¢	19.15¢	39.53¢
Annualized dividend rate	3.92%	4.05%	4.22%
30-day annualized yield	3.73%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $9.41 over the past one month, $9.37 over the past six months and $9.36 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class T's current 1.50% sales charge.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on October 9, 2002. Class B shares bear a 0.90% 12b-1 fee. Returns between November 3, 1997 and October 9, 2002 are those of Class C, and reflect a 1.00% 12b-1 fee. Class B returns prior to November 3, 1997 are those of Class T which has a 12b-1 fee of 0.15%. If Class B's 12b-1 fee had been reflected, returns from November 3, 1997 through October 9, 2002 would have been higher and returns prior to November 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 3%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL B	2.93%	27.40%	64.41%
Fidelity Adv Short Fixed-Income - CL B (incl. contingent deferred sales charge)	-0.06%	27.40%	64.41%
LB 1-3 Year Govt/Credit	4.91%	37.63%	81.56%
Short Investment Grade Debt Funds Average	2.63%	30.92%	71.87%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Lehman Brothers 1-3 Year Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. You can also compare Class B's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class B
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL B	2.93%	4.96%	5.10%
Fidelity Adv Short Fixed-Income - CL B (incl. contingent deferred sales charge)	-0.06%	4.96%	5.10%
LB 1-3 Year Govt/Credit	4.91%	6.60%	6.15%
Short Investment Grade Debt Funds Average	2.63%	5.53%	5.56%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short Fixed-Income Fund - Class B on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers 1-3 Year Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class B
Performance - continued

Total Return Components

October 9, 2002 (commencement of sale of Class B shares) to October 31,
2002
Dividend returns	0.18%
Capital returns	0.32%
Total returns	0.50%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and excludes the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Life of class
Dividends per share	1.75¢
Annualized dividend rate	3.09%
30-day annualized yield	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $9.40 over the life of class, you can compare the class' income over this period. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns prior to November 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL C	2.90%	27.37%	64.36%
Fidelity Adv Short Fixed-Income - CL C (incl. contingent deferred sales charge)	1.90%	27.37%	64.36%
LB 1-3 Year Govt/Credit	4.91%	37.63%	81.56%
Short Investment Grade Debt Funds Average	2.63%	30.92%	71.87%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Lehman Brothers 1-3 Year Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. You can also compare Class C's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class C
Performance - continued

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - CL C	2.90%	4.96%	5.09%
Fidelity Adv Short Fixed-Income - CL C (incl. contingent deferred sales charge)	1.90%	4.96%	5.09%
LB 1-3 Year Govt/Credit	4.91%	6.60%	6.15%
Short Investment Grade Debt Funds Average	2.63%	5.53%	5.56%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Short Fixed-Income Fund - Class C on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers 1-3 Year Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Class C
Performance - continued

Total Return Components

	Years ended October 31,				November 3, 1997 (commencement of sale of Class C shares) to October 31,
	2002	2001	2000	1999	1998
Dividend returns	3.43%	5.25%	5.34%	4.66%	5.06%
Capital returns	-0.53%	4.05%	-0.33%	-2.35%	0.43%
Total returns	2.90%	9.30%	5.01%	2.31%	5.49%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and excludes the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.48¢	15.26¢	31.74¢
Annualized dividend rate	3.10%	3.23%	3.39%
30-day annualized yield	2.97%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $9.41 over the past one month, $9.38 over the past six months and $9.36 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering price used in the calculation of the yield excludes the effect of Class C's contingent deferred sales charge.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the late summer, as record-low interest rates triggered another massive refinancing wave. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant fourth-place finish, returning 4.34%. Although corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Advisor Short Fixed-Income Fund

Q. How did the fund perform, Andy?

A. For the 12 months ending October 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 3.78%, 3.75%, 2.93% and 2.90%, respectively. In comparison, the return for the short-investment grade debt funds average tracked by Lipper Inc. was 2.63%, while the Lehman Brothers 1-3 Year Government/Credit Bond Index returned 4.91% for the same 12-month period.

Q. What helped the fund beat its peers?

A. Much of the fund's outperformance stemmed from my choices in the corporate bond market. Early in the period, I kept the fund's corporate holdings diversified among a variety of issuers across an array of industry groups. That diversification helped ensure that the fund's return wasn't overly dependent on the performance of one or two securities or a specific industry group. While diversification is always important, it was particularly beneficial when the market came under pressure early in the period. Later, the ability of Fidelity's credit research group to identify attractive bargains amid all the weakness gave us the opportunity to take more concentrated positions in bonds we felt offered a good risk/return profile at cheap prices. When the market later rebounded - due in part to the Securities and Exchange Commission's corporate disclosure and affirmation deadline passing without major new revelations - many of those purchases performed quite well. This was particularly true of our holdings in the media, telecommunications and cable industries.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors worked in the fund's favor?

A. The fund's stake in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also helped the fund's performance. Strong demand helped lift the prices of ABS - which are backed by assets such as car loans and credit cards and are structured in a way that enhances the safety of the securities. ABS returns also were helped as investors sought safe haven from corporate debt woes and problems related to a slowing economy. CMBS, which are backed by pools of commercial property mortgages - also posted good gains as investors increasingly sought out investments with visible assets and good revenue streams, as well as those with relatively high credit quality and high yields. In addition, the fund's performance was aided by my decision to stick with the higher-quality securities within both the ABS and CMBS markets. Lower-quality securities generally didn't perform as well, due to weak economic conditions and questions about the performance of the specific assets that backed the securities.

Q. What was your approach to the Treasury market - a key component of the Lehman Brothers index?

A. I kept the fund's weighting in Treasuries relatively light, compared to their weighting in the Lehman Brothers index. That underweighting stemmed from my view that higher-yielding securities - such as corporate, mortgage and agency securities - offered the potential for better total return. The Treasury market strengthened amid geopolitical and economic uncertainty, surprising many analysts who expected it to retrench in response to an improving economy and causing the fund to lag the index. Despite their recent strong showing, I continued to keep only a small exposure to Treasuries. That's because I don't believe that they offer a lot of value given how the current low levels of interest rates can limit their potential for future gains.

Q. What's your outlook?

A. As challenging as the corporate bond market has been, I believe it offers a good combination of attractive prices, high yields and potential for better total return compared to the Treasury market. But, I also expect volatility to continue until the economy gets on a sturdier path toward growth. So I'll continue to draw heavily on Fidelity's research and focus on finding specific bonds that I feel offer a good combination of risk and reward.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income consistent with preservation of capital, by investing primarily in a broad range of investment-grade, fixed-income securities

Start date: September 16, 1987

Size: as of October 31, 2002, more than $846 million

Manager: Andrew Dudley, since 1997; joined Fidelity in 1996

3

Andrew Dudley on opportunities in investment-grade corporate bonds:

"Anemic economic growth, accounting scandals and geopolitical uncertainty have resulted in a significant decline in investors' appetite for risk in 2002. That aversion has touched nearly every type of investment except U.S. Treasuries, which have minimal credit risk, given their backing by the U.S. government. Corporate bonds weren't spared by the volatile economic landscape. Investors demanded growing and, ultimately, unusually large amounts of extra yield on corporate bonds. That higher yield relative to Treasuries - known as the ´spread' - reflected that investors demanded more yield to take on credit risk. At the end of October 2002, investment-grade corporate bonds yielded roughly 2.5 percentage points more than Treasuries, the biggest spread since 1992. In my view, lower prices and high spreads suggest that select corporate bonds are poised to outpace Treasuries. The challenge will be to choose wisely. I believe this is exactly the type of environment where Fidelity's credit research process is rewarded."

Annual Report

Investment Changes

Average Years to Maturity as of October 31, 2002
6 months ago
Years	2.4	2.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	1.8	1.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
U.S. Governments 32.3%	U.S. Governments 25.2%
AAA 18.6%	AAA 20.8%
AA 6.3%	AA 6.6%
A 17.9%	A 16.4%
BBB 18.9%	BBB 22.8%
BB and Below 1.9%	BB and Below 0.3%
Not Rated 0.7%	Not Rated 0.5%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 7.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition by Fidelity.

Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Corporate Bonds 33.2%		Corporate Bonds 37.4%
	U.S. Governments 32.3%		U.S. Governments 25.2%
	Asset-Backed Securities 22.3%		Asset-Backed Securities 21.5%
	CMOs and Other Mortgage Related Securities 8.0%		CMOs and Other Mortgage Related Securities 7.2%
	Other Investments 0.8%		Other Investments 1.3%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 7.4%
* Foreign investments	5.2%	** Foreign investments	5.5%
* Futures and Swaps	6.8%	** Futures and Swaps	(1.9)%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 31.7%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.4%
DaimlerChrysler North America Holding Corp.:
6.9% 9/1/04	$ 1,500,000	$ 1,580,376
7.4% 1/20/05	400,000	425,624
7.75% 6/15/05	1,100,000	1,189,772
		3,195,772
Media - 2.6%
AOL Time Warner, Inc.:
5.625% 5/1/05	1,150,000	1,145,598
6.15% 5/1/07	1,200,000	1,186,927
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	1,000,000	1,010,000
Clear Channel Communications, Inc. 7.875% 6/15/05	1,030,000	1,091,687
Continental Cablevision, Inc.:
8.3% 5/15/06	2,500,000	2,455,075
8.625% 8/15/03	750,000	750,000
Cox Communications, Inc.:
6.875% 6/15/05	2,025,000	2,073,238
7.5% 8/15/04	950,000	976,115
Gannett Co., Inc. 4.95% 4/1/05	1,175,000	1,240,309
News America Holdings, Inc. 8.5% 2/15/05	2,300,000	2,431,631
TCI Communications, Inc.:
6.375% 5/1/03	500,000	497,965
8% 8/1/05	3,610,000	3,596,564
8.65% 9/15/04	600,000	606,391
Time Warner, Inc. 7.75% 6/15/05	3,050,000	3,127,275
		22,188,775
Textiles Apparel & Luxury Goods - 0.1%
Jones Apparel Group, Inc. 7.5% 6/15/04	800,000	856,107
TOTAL CONSUMER DISCRETIONARY		26,240,654
CONSUMER STAPLES - 1.2%
Food & Drug Retailing - 0.5%
Fred Meyer, Inc. 7.375% 3/1/05	2,300,000	2,501,632
Safeway, Inc. 3.625% 11/5/03	2,000,000	2,017,970
		4,519,602
Tobacco - 0.7%
Philip Morris Companies, Inc. 7% 7/15/05	1,750,000	1,882,291
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	$ 1,440,000	$ 1,488,627
7.375% 5/15/03	2,150,000	2,186,303
		5,557,221
TOTAL CONSUMER STAPLES		10,076,823
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
Petroliam Nasional BHD (Petronas) yankee:
7.125% 10/18/06 (b)	375,000	420,713
8.875% 8/1/04 (b)	1,135,000	1,252,579
		1,673,292
Oil & Gas - 1.1%
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	1,550,000	1,625,535
Kerr-McGee Corp. 5.375% 4/15/05	1,375,000	1,446,752
Mitchell Energy & Development Corp. 6.75% 2/15/04	1,425,000	1,488,527
Petroleos Mexicanos 6.5% 2/1/05 (b)	2,125,000	2,199,375
The Coastal Corp. 6.2% 5/15/04	2,450,000	2,058,000
Valero Energy Corp. 6.125% 4/15/07	1,000,000	998,925
		9,817,114
TOTAL ENERGY		11,490,406
FINANCIALS - 17.3%
Banks - 3.9%
Abbey National First Capital BV yankee 8.2% 10/15/04	1,700,000	1,887,474
Abbey National PLC 6.69% 10/17/05	200,000	222,092
ABN-Amro Bank NV, Chicago 7.25% 5/31/05	610,000	669,534
Australia & New Zealand Banking Group Ltd. 7.55% 9/15/06	405,000	463,214
Bank of America Corp.:
4.75% 10/15/06	330,000	347,898
7.125% 9/15/06	1,750,000	1,982,047
7.875% 5/16/05	1,300,000	1,465,071
BankBoston Corp. 6.625% 2/1/04	510,000	532,973
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Capital One Bank:
6.5% 7/30/04	$ 1,500,000	$ 1,382,376
6.65% 3/15/04	1,000,000	921,948
Citicorp 6.75% 8/15/05	635,000	704,470
Den Danske Bank Group AS 6.55% 9/15/03 (b)	1,500,000	1,558,064
First National Boston Corp. 7.375% 9/15/06	1,145,000	1,274,440
Fleet Financial Group, Inc.:
7.125% 4/15/06	1,190,000	1,291,854
8.125% 7/1/04	930,000	1,004,156
FleetBoston Financial Corp. 7.25% 9/15/05	2,750,000	2,961,989
KeyCorp. 4.625% 5/16/05	1,060,000	1,104,446
Korea Development Bank:
7.125% 4/22/04	700,000	746,975
7.375% 9/17/04	810,000	876,439
Mellon Bank NA, Pittsburgh 6.5% 8/1/05	2,000,000	2,210,360
NationsBank Corp. 7.625% 4/15/05	900,000	1,001,776
PNC Bank NA, Pittsburgh 7.875% 4/15/05	1,600,000	1,758,822
PNC Funding Corp. 5.75% 8/1/06	1,310,000	1,375,066
Royal Bank of Scotland Group PLC 7.816% 11/29/49	1,900,000	2,134,692
Washington Mutual, Inc. 7.5% 8/15/06	700,000	783,495
Wells Fargo & Co.:
6.625% 7/15/04	2,000,000	2,147,530
7.25% 8/24/05	450,000	504,285
		33,313,486
Diversified Financials - 10.3%
Amvescap PLC:
6.375% 5/15/03	2,450,000	2,497,947
6.6% 5/15/05	600,000	647,196
CIT Group, Inc.:
6.5% 2/7/06	375,000	373,710
7.125% 10/15/04	125,000	127,913
7.375% 4/2/07	710,000	733,448
7.5% 11/14/03	1,100,000	1,128,083
Citigroup, Inc.:
5% 3/6/07	605,000	638,265
5.7% 2/6/04	1,400,000	1,462,272
5.75% 5/10/06	2,685,000	2,876,247
6.75% 12/1/05	4,100,000	4,524,617
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc.:
5.5% 8/1/06	$ 1,290,000	$ 1,340,354
6.85% 6/15/04	2,720,000	2,871,295
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	700,000	730,016
Deutsche Telekom International Finance BV 8.25% 6/15/05	2,290,000	2,467,956
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (b)	502,589	427,201
Ford Motor Credit Co.:
6.5% 1/25/07	4,615,000	4,180,055
6.875% 2/1/06	1,000,000	921,949
7.5% 3/15/05	600,000	582,576
7.6% 8/1/05	2,200,000	2,135,461
General Motors Acceptance Corp.:
6.38% 1/30/04	1,500,000	1,511,919
6.75% 1/15/06	5,230,000	5,180,953
7.5% 7/15/05	2,355,000	2,416,564
Goldman Sachs Group LP 7.2% 11/1/06 (b)	500,000	557,222
Goldman Sachs Group, Inc. 7.625% 8/17/05	2,555,000	2,853,248
Household Finance Corp.:
6.5% 1/24/06	2,570,000	2,318,022
8% 5/9/05	475,000	446,625
J.P. Morgan Chase & Co.:
5.25% 5/30/07	700,000	735,157
5.625% 8/15/06	1,775,000	1,881,342
John Deere Capital Corp. 2.42% 9/17/04 (f)	1,300,000	1,299,169
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	2,795,000	3,006,998
6.625% 4/1/04	530,000	558,035
6.625% 2/5/06	120,000	129,825
7.75% 1/15/05	1,000,000	1,101,326
Mellon Funding Corp. 7.5% 6/15/05	500,000	562,269
Merrill Lynch & Co., Inc.:
6.13% 5/16/06	265,000	283,564
6.15% 1/26/06	1,100,000	1,177,337
Morgan Stanley 6.1% 4/15/06	4,800,000	5,153,818
Newcourt Credit Group, Inc. 6.875% 2/16/05	140,000	140,995
NiSource Finance Corp.:
7.5% 11/15/03	2,100,000	2,052,542
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
NiSource Finance Corp.: - continued
7.625% 11/15/05	$ 1,510,000	$ 1,484,182
Powergen US Funding LLC 4.5% 10/15/04	2,770,000	2,840,477
Prime Property Funding II 6.25% 5/15/07	1,000,000	1,044,300
Sears Roebuck Acceptance Corp. 6% 3/20/03	550,000	550,915
Sprint Capital Corp.:
5.7% 11/15/03	1,360,000	1,306,664
5.875% 5/1/04	5,715,000	5,368,728
Verizon Global Funding Corp.:
6.125% 6/15/07	2,300,000	2,445,779
6.75% 12/1/05	2,500,000	2,675,678
Verizon Wireless Capital LLC:
2.22% 12/17/03 (b)(f)	1,150,000	1,127,136
5.375% 12/15/06 (b)	2,300,000	2,270,905
Washington Mutual Finance Corp. 8.25% 6/15/05	2,000,000	2,256,540
		87,404,795
Insurance - 0.3%
Allstate Corp. 7.875% 5/1/05	700,000	775,215
New York Life Insurance Co. 6.4% 12/15/03 (b)	1,500,000	1,570,460
		2,345,675
Real Estate - 2.8%
AMB Property LP 7.2% 12/15/05	1,000,000	1,111,772
Arden Realty LP 8.875% 3/1/05	2,045,000	2,270,433
AvalonBay Communities, Inc.:
5% 8/1/07	915,000	926,675
6.5% 7/15/03	350,000	360,392
6.58% 2/15/04	705,000	740,268
BRE Properties, Inc. 5.95% 3/15/07	575,000	604,766
Cabot Industrial Property LP 7.125% 5/1/04	1,490,000	1,556,648
Camden Property Trust:
5.875% 6/1/07	580,000	595,892
7% 4/15/04	1,400,000	1,469,000
CenterPoint Properties Trust:
6.75% 4/1/05	470,000	505,878
7.125% 3/15/04	1,300,000	1,368,169
Duke Realty LP New 6.875% 3/15/05	1,200,000	1,281,258
EOP Operating LP:
6.5% 1/15/04	750,000	775,891
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
EOP Operating LP: - continued
6.625% 2/15/05	$ 500,000	$ 528,737
6.763% 6/15/07	625,000	676,954
7.375% 11/15/03	1,100,000	1,145,592
8.375% 3/15/06	1,500,000	1,684,742
ERP Operating LP 7.1% 6/23/04	1,700,000	1,803,066
Gables Realty LP 5.75% 7/15/07	1,220,000	1,240,130
Mack-Cali Realty LP 7% 3/15/04	615,000	646,703
Merry Land & Investment Co., Inc. 7.25% 6/15/05	600,000	658,582
ProLogis Trust 6.7% 4/15/04	1,405,000	1,471,013
		23,422,561
TOTAL FINANCIALS		146,486,517
INDUSTRIALS - 1.1%
Aerospace & Defense - 0.2%
Raytheon Co. 7.9% 3/1/03	1,480,000	1,499,400
Air Freight & Logistics - 0.3%
Federal Express Corp. pass thru trust certificates 7.53% 9/23/06	1,332,548	1,413,794
FedEx Corp. 6.625% 2/12/04	900,000	940,895
		2,354,689
Industrial Conglomerates - 0.5%
Tyco International Group SA yankee:
0% 7/30/03 (f)	450,000	420,854
6.375% 6/15/05	4,500,000	4,095,000
		4,515,854
Road & Rail - 0.1%
Union Pacific Corp. 6.34% 11/25/03	820,000	852,669
TOTAL INDUSTRIALS		9,222,612
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc. 6.75% 2/1/06	1,550,000	1,529,323
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 7.15% 6/15/05	$ 2,500,000	$ 2,647,173
TOTAL INFORMATION TECHNOLOGY		4,176,496
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Abitibi-Consolidated, Inc. yankee 8.3% 8/1/05	310,000	324,281
Weyerhaeuser Co. 6% 8/1/06	350,000	367,353
		691,634
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.4%
AirTouch Communications, Inc. 6.35% 6/1/05	800,000	844,850
AT&T Corp.:
5.625% 3/15/04	5,080,000	5,054,600
6.5% 11/15/06 (a)	2,300,000	2,300,000
British Telecommunications PLC:
3.1213% 12/15/03 (f)	1,350,000	1,350,471
7.875% 12/15/05	1,200,000	1,339,039
Citizens Communications Co.:
6.375% 8/15/04	2,750,000	2,750,000
8.5% 5/15/06	2,435,000	2,459,350
France Telecom SA 8.7% 3/1/06	1,400,000	1,499,838
Koninklijke KPN NV yankee 7.5% 10/1/05	3,050,000	3,319,559
Qwest Corp. 7.625% 6/9/03	450,000	434,250
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	900,000	897,663
Telefonica Europe BV 7.35% 9/15/05	180,000	194,956
Telefonos de Mexico SA de CV 8.25% 1/26/06	930,000	980,034
TELUS Corp. 7.5% 6/1/07	4,325,000	3,568,125
U.S. West Communications 7.2% 11/1/04	2,230,000	2,085,050
		29,077,785
Wireless Telecommunication Services - 0.5%
AT&T Wireless Services, Inc. 7.35% 3/1/06	1,490,000	1,348,450
Cingular Wireless LLC 5.625% 12/15/06	2,500,000	2,506,643
		3,855,093
TOTAL TELECOMMUNICATION SERVICES		32,932,878
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - 3.2%
Electric Utilities - 2.4%
Avon Energy Partners Holdings 6.73% 12/11/02 (b)	$ 2,300,000	$ 2,305,233
Cleveland Electric Illuminating Co./Toledo Edison Co. 7.67% 7/1/04	910,000	952,779
Dominion Resources, Inc. 6% 1/31/03	1,000,000	1,004,940
FirstEnergy Corp. 5.5% 11/15/06	1,960,000	1,892,615
Illinois Power Co. 6% 9/15/03	850,000	756,500
MidAmerican Energy Holdings, Inc. 4.625% 10/1/07 (b)	705,000	696,610
Monongahela Power Co. 5% 10/1/06	1,350,000	1,229,189
Niagara Mohawk Power Corp.:
6.875% 4/1/03	1,000,000	1,016,883
7.375% 8/1/03	1,010,000	1,044,706
8% 6/1/04	1,600,000	1,727,552
Philadelphia Electric Co.:
6.5% 5/1/03	720,000	734,928
6.625% 3/1/03	400,000	405,485
Progress Energy, Inc. 6.55% 3/1/04	1,500,000	1,531,680
Reliant Energy Resources Corp. 8.125% 7/15/05	1,100,000	924,997
Southwestern Public Service Co. 5.125% 11/1/06	650,000	598,865
TECO Energy, Inc. 6.125% 5/1/07	2,790,000	2,385,534
Texas Utilities Co. 6.375% 1/1/08	170,000	136,000
Texas Utilities Electric Co. 8.25% 4/1/04	475,000	501,201
TXU Corp. 6.375% 6/15/06	970,000	795,400
		20,641,097
Gas Utilities - 0.8%
Consolidated Natural Gas Co. 7.375% 4/1/05	1,100,000	1,194,013
Enserch Corp. 6.25% 1/1/03	650,000	648,386
Kinder Morgan Energy Partners LP 5.35% 8/15/07 (b)	1,400,000	1,438,443
KN Energy, Inc. 6.45% 3/1/03	1,100,000	1,107,840
Texas Eastern Transmission Corp. 5.25% 7/15/07	310,000	321,307
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - continued
Williams Holdings of Delaware, Inc.:
6.125% 12/1/03	$ 2,260,000	$ 1,627,200
6.25% 2/1/06	540,000	324,000
		6,661,189
TOTAL UTILITIES		27,302,286
TOTAL NONCONVERTIBLE BONDS (Cost $265,953,593)		268,620,306
U.S. Government and Government Agency Obligations - 15.2%

U.S. Government Agency Obligations - 7.5%
Fannie Mae:
2.83% 11/21/03	3,000,000	3,002,094
5% 1/15/07	21,800,000	23,519,824
5.25% 4/15/07	19,200,000	20,913,638
Freddie Mac:
0% 12/5/02 (e)	1,200,000	1,198,232
7% 7/15/05	12,280,000	13,794,615
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1995-A, 6.28% 6/15/04	705,882	733,459
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	70,588	71,445
Private Export Funding Corp. secured 6.86% 4/30/04	286,200	302,579
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		63,535,886
U.S. Treasury Obligations - 7.7%
U.S. Treasury Bonds 11.75% 2/15/10	4,600,000	5,596,549
U.S. Treasury Notes:
3.5% 11/15/06	185,000	191,864
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
6.75% 5/15/05	$ 21,000,000	$ 23,493,750
7% 7/15/06	31,000,000	36,002,080
TOTAL U.S. TREASURY OBLIGATIONS		65,284,243
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $124,766,715)		128,820,129
U.S. Government Agency - Mortgage Securities - 11.2%

Fannie Mae - 9.4%
5.5% 8/1/14 to 12/1/14	8,658,236	9,008,143
5.5% 11/1/17 (c)(d)	26,513,811	27,367,224
6.5% 10/1/11 to 9/1/15	757,523	796,403
6.5% 12/1/32 (c)	13,000,000	13,446,875
7% 12/1/32 (c)	27,000,000	28,206,563
7.5% 5/1/12 to 10/1/14	437,026	465,195
11.5% 11/1/15	193,723	222,810
TOTAL FANNIE MAE		79,513,213
Freddie Mac - 0.1%
8.5% 5/1/26 to 7/1/28	1,014,889	1,091,942
12% 11/1/19	43,870	51,063
TOTAL FREDDIE MAC		1,143,005
Government National Mortgage Association - 1.7%
7% 1/15/25 to 2/15/32	11,629,428	12,222,714
7% 11/1/32 (c)	1,730,201	1,818,874
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		14,041,588
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $93,808,694)		94,697,806
Asset-Backed Securities - 18.6%

ACE Securities Corp.:
Nim Trust 8.5% 12/20/31 (b)	396,448	393,266
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
ACE Securities Corp.: - continued
2.18% 6/25/32 (f)	$ 2,015,568	$ 2,013,074
ACE Securities Corp. Home Equity Loan Trust 2.23% 8/25/32 (f)	1,900,000	1,900,000
ACE Securities Corp. Nim Trust 8.85% 7/25/12	784,665	780,742
American Express Credit Account Master Trust 7.2% 9/15/07	1,600,000	1,773,748
AmeriCredit Automobile Receivables Trust:
4.61% 1/6/09	3,200,000	3,335,197
5.01% 7/14/08	2,500,000	2,633,388
5.37% 6/12/08	2,700,000	2,851,025
7.02% 12/15/05	1,697,975	1,747,155
7.15% 8/12/04	322,485	327,322
Ameriquest Mortgage Securities, Inc. 2.5238% 9/25/32 (f)	1,100,000	1,100,000
Amortizing Residential Collateral Trust:
2.16% 6/25/32 (f)	2,061,062	2,056,315
2.6138% 10/25/32 (f)	1,100,000	1,093,037
6% 8/25/32 (h)	20,330,000	1,434,218
6% 10/25/32 (h)	13,750,000	1,035,009
7% 6/25/32	317,958	314,947
ANRC Auto Owner Trust 7.06% 5/17/04	507,455	511,896
AQ Finance Nim Trust:
8.835% 2/25/32 (b)	285,206	283,290
9.5% 8/15/31 (b)	105,226	104,700
Arcadia Automobile Receivables Trust 7.2% 6/15/07	1,781,250	1,850,596
Asset Backed Securities Corp. Home Equity Loan Trust 2.0931% 11/15/31 (f)	1,608,236	1,602,567
Associates Automobile Receivables Trust 6.9% 8/15/05	2,000,000	2,085,625
Bank One Issuance Trust 2.14% 5/15/08 (f)	1,100,000	1,100,000
BMW Vehicle Owner Trust 3.8% 5/25/06	1,400,000	1,441,125
Capital Auto Receivables Asset Trust:
2.62% 3/15/09	2,900,000	2,905,551
4.6% 9/15/05	2,000,000	2,033,160
6.46% 7/15/06	1,700,000	1,709,157
Capital One Auto Finance Trust 4.79% 1/15/09	1,900,000	2,013,576
Capital One Master Trust:
2.3031% 9/15/09 (f)	1,000,000	1,002,926
4.55% 2/15/08	2,250,000	2,333,090
Capital One Multi-Asset Execution Trust 2.48% 7/15/08 (f)	1,495,000	1,482,386
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
CDC Mortgage Capital Trust:
2.1038% 8/25/32 (f)	$ 969,201	$ 969,201
2.5138% 1/25/33 (f)	899,998	899,998
10% 1/25/32 (b)	368,926	368,926
10% 1/25/33 (b)	834,267	836,092
Chase Manhattan Auto Owner Trust:
4.55% 8/15/05	2,000,000	2,038,738
5.06% 2/15/08	255,000	263,568
6.48% 6/15/07	488,121	509,305
Citibank Credit Card Issuance Trust 4.1% 12/7/06	3,000,000	3,115,530
CSFB Nims Trust:
8% 3/27/32	415,581	405,192
8% 5/25/32 (b)	404,132	387,967
8% 7/27/32 (b)	539,407	521,877
8% 8/1/32	1,414,299	1,383,141
8% 8/27/32	274,412	267,552
8% 11/27/32 (b)	6,840,007	6,566,407
8.5% 3/27/31 (b)	187,733	185,151
9% 11/27/30 (b)	12,407	12,279
DaimlerChrysler Auto Trust 5.16% 1/6/05	3,000,000	3,054,338
Delta Air Lines, Inc. pass thru trust certificates 7.379% 5/18/10	1,035,070	937,144
Discover Card Master Trust I:
2.1131% 9/16/05 (f)	1,000,000	1,000,311
2.1831% 7/18/05 (f)	5,250,000	5,252,902
5.65% 11/15/06	700,000	733,730
5.85% 1/17/06	1,000,000	1,029,330
6.85% 7/17/07	1,400,000	1,535,509
EQCC Asset Backed Corp. 2.13% 10/25/31 (f)	1,103,714	1,099,230
First Security Auto Owner Trust 6.2% 10/2/06	254,234	256,439
First USA Credit Card Master Trust:
2.08% 1/18/06 (f)	1,200,000	1,200,526
2.13% 10/17/06 (f)	2,170,000	2,172,642
Ford Credit Auto Owner Trust:
3.62% 1/15/06	4,300,000	4,389,161
4.83% 2/15/05	2,350,000	2,405,996
5.71% 9/15/05	290,000	305,120
6.62% 7/15/04	1,887,679	1,921,422
7.5% 10/15/04	1,700,000	1,773,197
GSAMP Trust 2002-NC1 2.16% 7/25/32 (f)	1,568,109	1,564,522
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Harley-Davidson Motorcycle Trust 3.77% 4/17/06	$ 684,529	$ 690,304
Home Equity Asset Trust 2.1638% 6/25/32 (f)	2,329,339	2,329,274
Home Equity Asset Trust Nims Trust 8% 1/1/33 (b)	1,015,000	989,625
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	1,085,000	1,108,620
5.36% 9/20/04	1,298,523	1,317,697
6.62% 7/15/04	665,934	676,522
Household Automotive Trust 2.85% 3/19/07	2,700,000	2,720,250
Household Home Equity Loan Trust:
2.21% 12/22/31 (f)	1,509,609	1,509,609
2.28% 8/20/12 (f)	2,111,162	2,111,162
Household Private Label Credit Card Master Note Trust I:
2.3731% 1/18/11 (f)	1,000,000	981,289
4.95% 6/16/08	1,600,000	1,677,989
IndyMac Nim Trust 9.1675% 8/26/31 (b)(f)	179,041	179,041
Isuzu Auto Owner Trust 4.88% 11/22/04	819,991	836,647
JCPenney Master Credit Card Trust 5.5% 6/15/07	1,100,000	1,138,600
Key Auto Finance Trust 5.83% 1/15/07	872,138	887,514
Long Beach Asset Holdings Corp. Nim Trust 2.3113% 8/25/09 (f)	3,300,000	3,300,000
MBNA Credit Card Master Note Trust 2.2231% 1/15/08 (f)	1,100,000	1,100,000
MBNA Master Credit Card Trust II:
6.35% 12/15/06	1,000,000	1,073,099
7.35% 7/16/07	1,000,000	1,108,500
Morgan Stanley Dean Witter Capital I Trust:
2.5369% 8/25/32 (f)	1,150,000	1,150,000
8.5% 1/25/32 (b)	552,849	549,048
9.5% 6/25/32 (b)	1,208,343	1,206,833
10% 1/25/32 (b)	535,875	536,879
10% 2/25/32 (b)	725,027	726,386
10% 4/25/32 (b)	590,764	591,871
10% 5/25/32 (b)	581,196	582,286
12.75% 10/25/31 (b)	306,805	312,078
Mortgage Asset Backed Securities Trust 2.67% 10/25/32 (f)	1,600,000	1,593,000
Onyx Acceptance Owner Trust:
3.29% 9/15/06	1,185,000	1,204,652
3.63% 11/15/05	2,000,000	2,029,940
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Onyx Acceptance Owner Trust: - continued
3.75% 4/15/06	$ 890,000	$ 910,443
4.07% 4/15/09	970,000	996,581
6.85% 8/15/07	2,000,000	2,106,493
7.26% 5/15/07	2,000,000	2,117,100
Option One Mortgage Securities Corp. Nims Trust:
8.35% 6/25/09 (b)	835,817	827,458
8.83% 6/26/32 (b)	469,767	469,767
PP&L Transition Bonds LLC 6.83% 3/25/07	1,600,000	1,719,938
Sears Credit Account Master Trust II:
2.2275% 8/17/09 (f)	1,100,000	1,092,449
7% 7/15/08	568,750	594,881
7.25% 11/15/07	3,000,000	3,095,794
7.5% 11/15/07	1,700,000	1,790,950
Toyota Auto Receivables 2000-A Owners Trust 7.21% 4/15/07	2,300,000	2,426,819
Toyota Auto Receivables 2000-B Owner Trust 6.76% 8/15/04	542,457	553,730
Triad Auto Receivables Owner Trust:
2.62% 2/12/07	2,200,000	2,222,000
3.24% 8/12/09	1,505,000	1,513,755
5.98% 9/17/05	197,284	197,468
Wells Fargo Auto Trust 4.68% 2/15/05	1,039,497	1,054,930
WFS Financial Owner Trust 6.83% 7/20/05	489,313	495,028
TOTAL ASSET-BACKED SECURITIES (Cost $155,070,028)		157,014,830
Collateralized Mortgage Obligations - 4.4%

Private Sponsor - 0.2%
GE Capital Mortgage Services, Inc. planned amortization class Series 1998-14 Class A2, 6.35% 10/25/28	1,000,000	1,036,406
Residential Funding Mortgage Securities I, Inc. Series 1996-S6 Class A9, 7% 3/25/26	234,069	234,650
TOTAL PRIVATE SPONSOR		1,271,056
U.S. Government Agency - 4.2%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class:
Series 1993-206 Class KA, 6.5% 12/25/22	1,310,242	1,368,246
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class: - continued
Series 1993-78 Class G, 6.5% 11/25/07	$ 674,857	$ 696,877
Series 1994-51 Class PH, 6.5% 1/25/23	700,000	735,281
Series 1994-63 Class PH, 7% 6/25/23	2,000,000	2,101,790
Fannie Mae guaranteed REMIC pass thru trust:
planned amortization class:
Series 2001-53 Class PE, 6.5% 10/25/24	588,419	604,118
Series 2001-80 Class PH, 6% 12/25/27	2,300,000	2,422,277
sequential pay:
Series 1998-2 Class DA, 6.5% 4/18/25	26,517	26,484
Series 2001-17 Class AB, 6.5% 11/25/25	370,708	371,265
Series 2002-55 Class PA, 5.5% 3/25/18	890,000	933,180
Freddie Mac:
REMIC planned amortization class:
Series 2115 Class PC, 6% 5/15/11	890,000	916,919
Series 2162 Class TF, 6% 11/15/24	2,500,000	2,612,556
sequential pay Series 2005 Class A, 6.5% 10/15/24	48,751	48,712
Freddie Mac Manufactured Housing participation certificates guaranteed:
REMIC planned amortization class Series 32 Class TH, 7% 9/25/22	3,000,000	3,124,860
sequential pay Series 2053 Class A, 6.5% 10/15/23	410,367	412,322
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class:
Series 1714 Class H, 6.75% 5/15/23	2,000,000	2,102,340
Series 2134 Class PC, 5.725% 4/15/11	1,472,119	1,507,958
Series 2143 Class CH, 6% 2/15/19	655,979	670,429
Series 2396 Class PX, 6% 6/15/27	2,300,000	2,433,037
sequential pay:
Series 2070 Class A, 6% 8/15/24	1,531,729	1,556,507
Series 2134 Class H, 6.5% 12/15/24	1,355,163	1,375,683
Series 2230 Class VB, 8% 2/15/16	2,216,127	2,336,194
Series 2284 Class C, 6.5% 2/15/29	915,298	953,256
Series 2325 Class AL, 6.5% 6/15/31	630,447	634,045
Series 2458 Class VK, 6.5% 3/15/13	2,486,083	2,631,255
Series 2464 Class AE, 6.5% 8/15/28	2,775,038	2,837,476
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
target amortization class Series 2209 Class TA, 7.5% 1/15/27	$ 91,453	$ 91,558
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 1998-19 Class B, 6.5% 2/20/23	307,437	309,638
TOTAL U.S. GOVERNMENT AGENCY		35,814,263
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $36,597,714)		37,085,319
Commercial Mortgage Securities - 6.6%

280 Park Avenue Trust floater Series 2001-280 Class X1, 1.0329% 2/3/11 (b)(h)	15,831,790	986,751
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	1,319,512	1,446,199
Series 1997-D5 Class PS1, 1.481% 2/14/43 (f)(h)	11,693,812	877,949
Banc America Commercial Mortgage, Inc. Series 2002-2 Class XP, 1.8039% 7/1/43 (f)(h)	8,205,000	807,680
Banc America Large Loan, Inc. floater Series 2002-FL2A Class A2, 2.1175% 9/8/14 (b)(f)	2,100,000	2,100,000
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP8 Class X2, 2.3368% 8/1/38 (b)(h)	9,053,000	1,086,360
BTR 2 Trust floater Series 1999-S1A Class D, 4.0038% 2/28/14 (b)(f)	270,659	270,575
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class B, 2.25% 12/12/13 (b)(f)	1,059,284	1,054,319
sequential pay:
Series 1999-2 Class A1, 7.032% 1/15/32	748,771	831,109
Series 2000-3 Class A1, 7.093% 10/15/32	1,340,563	1,495,398
COMM floater:
Series 2000-FL3A Class C, 2.5625% 11/15/12 (b)(f)	1,400,000	1,395,166
Series 2001-FL5A:
Class A2, 2.3731% 11/15/13 (b)(f)	1,400,000	1,401,711
Class D, 3.0731% 11/15/13 (b)(f)	1,350,000	1,357,594
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
COMM floater: - continued
Series 2002-FL6 Class G, 3.7231% 6/14/14 (b)(f)	$ 800,000	$ 788,250
Series 2002-FL7:
Class H, 3.3165% 11/15/14 (b)(f)	1,050,000	1,022,102
Class MPP, 4.4% 11/15/14 (b)(f)	850,000	850,000
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (b)	936,114	1,008,810
CS First Boston Mortgage Securities Corp.:
floater Series 2001-TFLA Class H230, 3.7525% 9/15/11 (b)(f)	700,000	699,344
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	830,000	899,431
Series 2000-C1 Class A1, 7.325% 4/15/62	1,052,923	1,184,088
Series 2000-FL1A Class A2, 2.2231% 12/15/09 (b)(f)	2,100,000	2,096,842
Series 2001-CK3 Class A2, 6.04% 6/15/34	1,050,000	1,143,528
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	20,611,115	856,660
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 6/10/33	1,017,703	1,147,451
Equitable Life Assurance Society of the United States floater Series 174 Class D2, 2.8525% 5/15/03 (b)(f)	1,183,784	1,176,940
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C1 Class A2, 7.3% 4/18/29	543,981	568,630
FMAC Loan Receivables Trust sequential pay Series 1998-CA Class A1, 5.99% 11/15/04 (b)	312,513	303,137
Franchise Loan Trust sequential pay Series 1998-I Class A1, 6.24% 7/15/04 (b)	485,278	480,426
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.5482% 5/15/33 (b)(f)(h)	12,066,020	526,078
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2001-WTCA:
Class A1, 2% 9/9/15 (b)(f)	564,061	555,600
Class X1, 0.8% 9/1/15 (b)(h)	16,085,560	37,701
GGP Mall Properties Trust floater Series 2001-C1A:
Class A1, 2.4231% 11/15/11 (b)(f)	3,474,567	3,474,567
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
GGP Mall Properties Trust floater Series 2001-C1A: - continued
Class A3 2.5025% 2/15/14 (b)(f)	$ 1,092,007	$ 1,093,936
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.7331% 12/15/10 (f)	1,083,194	1,077,778
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (b)	868,837	951,376
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/3/15 (b)	759,497	842,330
J.P. Morgan Commercial Mortgage Finance Corp. Series 1997-C5 Class A2, 7.069% 9/15/29	1,139,443	1,229,039
Kansas Mortgage Capital LP Series 1995-1 Class E, 8.18% 2/20/30 (b)(f)	853,699	852,822
LB-UBS Commercial Mortgage Trust Series 2002-C4 Class XCP, 1.4794% 10/15/35 (b)(h)	13,355,000	1,087,702
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2002-LLFA Class A, 2.1131% 6/14/17 (b)(f)	2,171,614	2,157,363
Morgan Stanley Capital I, Inc.:
sequential pay Series 1999-LIFE Class A1, 6.97% 4/15/33	831,218	918,212
Series 1997-RR Class B, 7.2689% 4/30/39 (b)(f)	1,023,488	1,081,699
Series 1999-1NYP Class F, 7.2465% 5/3/30 (b)(f)	800,000	867,583
Morgan Stanley Dean Witter Capital I Trust Series 2002-XLF:
Class D, 2.68% 8/5/14 (f)	1,988,165	1,988,165
Class F, 4.2224% 8/5/14 (f)	2,979,190	2,979,190
Mortgage Capital Funding, Inc. sequential pay Series 1996-MC1 Class A2B, 7.9% 2/15/06	1,000,000	1,117,800
Nationslink Funding Corp. sequential pay:
Series 1999-1 Class A1, 6.042% 1/20/31	1,125,557	1,214,899
Series 1999-2 Class A1C, 7.03% 6/20/31	1,183,574	1,317,096
Salomon Brothers Mortgage Securities VII, Inc. floater Series 2001-CDCA Class C, 2.6231% 2/15/13 (b)(f)	1,364,000	1,344,079
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $55,056,340)		56,051,465
Foreign Government and Government Agency Obligations - 0.8%
	Principal Amount	Value (Note 1)
Chilean Republic 5.625% 7/23/07	$ 740,000	$ 764,513
Ontario Province 7% 8/4/05	2,645,000	2,953,444
Quebec Province yankee 8.8% 4/15/03	2,000,000	2,064,294
United Mexican States 8.5% 2/1/06	720,000	794,880
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,263,602)		6,577,131
Fixed-Income Funds - 9.8%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $83,500,027)	840,121	83,272,794
Cash Equivalents - 9.5%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $80,193,000)	$ 80,197,313	80,193,000
TOTAL INVESTMENT PORTFOLIO - 107.8% (Cost $901,209,713)		912,332,780
NET OTHER ASSETS - (7.8)%		(65,634,017)
NET ASSETS - 100%		$ 846,698,763
Futures Contracts
	Expiration Date	Unrealized Gain/(Loss)
Purchased
Eurodollar Contracts
52 Eurodollar 90 Day Index Contracts	June 2004	$ 64,048
52 Eurodollar 90 Day Index Contracts	Sept. 2004	56,001
52 Eurodollar 90 Day Index Contracts	Dec. 2004	52,026
4 Eurodollar 90 Day Index Contracts	March 2003	7,476
4 Eurodollar 90 Day Index Contracts	June 2003	10,176
4 Eurodollar 90 Day Index Contracts	Dec. 2002	4,876
4 Eurodollar 90 Day Index Contracts	Sept. 2003	12,776
4 Eurodollar 90 Day Index Contracts	Dec. 2003	14,126
4 Eurodollar 90 Day Index Contracts	March 2004	14,226
52 Eurodollar 90 Day Index Contracts	March 2005	45,963
52 Eurodollar 90 Day Index Contracts	June 2005	40,901
52 Eurodollar 90 Day Index Contracts	Sept. 2005	37,513
52 Eurodollar 90 Day Index Contracts	Dec. 2005	36,151
52 Eurodollar 90 Day Index Contracts	March 2006	30,326
TOTAL EURODOLLAR CONTRACTS		$ 426,585
Swap Agreements
		Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.0788% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2006	$ 8,000,000	$ 59,673
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $65,406,331 or 7.7% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) A portion of the security is subject to a forward commitment to sell.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $998,527.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,001,786,364 and $642,312,882, respectively, of which long-term U.S. government and government agency obligations aggregated $575,493,248 and $489,936,599, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $15,577,167. The weighted average interest rate was 1.87%. Interest earned from the interfund lending program amounted to $4,849 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $31,074,000 of which $19,457,000, $2,265,000, $3,149,000, $2,459,000 and $3,744,000 will expire on October 31, 2003, 2004, 2005, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $80,193,000) (cost $901,209,713) - See accompanying schedule		$ 912,332,780
Commitment to sell securities on a delayed delivery basis	$ (27,367,224)
Receivable for securities sold on a delayed delivery basis	27,327,868	(39,356)
Receivable for investments sold, regular delivery		1,402,364
Cash		16,526
Receivable for fund shares sold		3,625,040
Interest receivable		8,432,722
Receivable for daily variation on futures contracts		86,000
Unrealized gain on swap agreements		59,673
Receivable from investment adviser for expense reductions		245
Total assets		925,915,994

Liabilities
Payable for investments purchased Regular delivery	3,754,405
Delayed delivery	70,642,587
Payable for fund shares redeemed	3,464,833
Distributions payable	584,042
Accrued management fee	300,069
Distribution fees payable	294,267
Other payables and accrued expenses	177,028
Total liabilities		79,217,231

Net Assets		$ 846,698,763
Net Assets consist of:
Paid in capital		$ 864,388,848
Undistributed net investment income		2,723,999
Accumulated undistributed net realized gain (loss) on investments		(31,984,053)
Net unrealized appreciation (depreciation) on investments		11,569,969
Net Assets		$ 846,698,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($106,018,058 ÷ 11,225,824 shares)	$ 9.44

Maximum offering price per share (100/98.50 of $9.44)	$ 9.58
Class T: Net Asset Value and redemption price per share ($388,494,684 ÷ 41,104,263 shares)	$ 9.45

Maximum offering price per share (100/98.50 of $9.45)	$ 9.59
Class B: Net Asset Value and offering price per share ($3,810,810 ÷ 402,880 shares) A	$ 9.46

Class C: Net Asset Value and offering price per share ($283,045,608 ÷ 29,941,948 shares) A	$ 9.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($65,329,603 ÷ 6,913,305 shares)	$ 9.45

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 30,224,469
Security lending		1,692
Total income		30,226,161

Expenses
Management fee	$ 2,644,750
Transfer agent fees	1,054,816
Distribution fees	2,386,855
Accounting and security lending fees	165,743
Non-interested trustees' compensation	1,732
Custodian fees and expenses	25,392
Registration fees	93,878
Audit	35,380
Legal	5,638
Miscellaneous	48,368
Total expenses before reductions	6,462,552
Expense reductions	(12,757)	6,449,795
Net investment income (loss)		23,776,366
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,127,529
Futures contracts	(383,832)
Swap agreements	26,471
Total net realized gain (loss)		770,168
Change in net unrealized appreciation (depreciation) on: Investment securities	(116,409)
Futures contracts	426,585
Swap agreements	59,673
Delayed delivery commitments	28,622
Total change in net unrealized appreciation (depreciation)		398,471
Net gain (loss)		1,168,639
Net increase (decrease) in net assets resulting from operations		$ 24,945,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,776,366	$ 20,152,686
Net realized gain (loss)	770,168	2,252,882
Change in net unrealized appreciation (depreciation)	398,471	12,354,419
Net increase (decrease) in net assets resulting from operations	24,945,005	34,759,987
Distributions to shareholders from net investment income	(24,339,852)	(20,520,784)
Share transactions - net increase (decrease)	375,108,953	102,262,577
Total increase (decrease) in net assets	375,714,106	116,501,780

Net Assets
Beginning of period	470,984,657	354,482,877
End of period (including undistributed net investment income of $2,723,999 and undistributed net investment income of $131,413, respectively)	$ 846,698,763	$ 470,984,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 9.12	$ 9.15	$ 9.38	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.381 F	.523	.551	.518	.572
Net realized and unrealized gain (loss)	(.034) D, F	.386	(.028)	(.233)	.024
Total from investment operations	.347	.909	.523	.285	.596
Distributions from net investment income	(.397)	(.539)	(.553)	(.515)	(.526)
Net asset value, end of period	$ 9.44	$ 9.49	$ 9.12	$ 9.15	$ 9.38
Total Return A, B	3.78%	10.22%	5.91%	3.12%	6.58%
Ratios to Average Net Assets E
Expenses before expense reductions	.80%	.85%	.83%	.82%	.94%
Expenses net of voluntary waivers, if any	.80%	.85%	.83%	.82%	.90%
Expenses net of all reductions	.80%	.84%	.83%	.80%	.90%
Net investment income (loss)	4.09% F	5.63%	6.05%	5.68%	6.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,018	$ 38,240	$ 16,698	$ 17,835	$ 5,524
Portfolio turnover rate	111%	145%	115%	139%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.083 and increase net realized and unrealized gain (loss) per share by $.083. Without this change the ratio of net investment income (loss) to average net assets would have been 4.97%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 9.13	$ 9.15	$ 9.38	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.381 F	.525	.550	.523	.555
Net realized and unrealized gain (loss)	(.036) D, F	.383	(.019)	(.238)	.019
Total from investment operations	.345	.908	.531	.285	.574
Distributions from net investment income	(.395)	(.538)	(.551)	(.515)	(.544)
Net asset value, end of period	$ 9.45	$ 9.50	$ 9.13	$ 9.15	$ 9.38
Total Return A, B	3.75%	10.21%	6.00%	3.12%	6.32%
Ratios to Average Net Assets E
Expenses before expense reductions	.82%	.85%	.84%	.84%	.89%
Expenses net of voluntary waivers, if any	.82%	.85%	.84%	.84%	.89%
Expenses net of all reductions	.82%	.85%	.83%	.83%	.89%
Net investment income (loss)	4.07% F	5.62%	6.05%	5.64%	5.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 388,495	$ 309,958	$ 279,306	$ 309,670	$ 333,050
Portfolio turnover rate	111%	145%	115%	139%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.083 and increase net realized and unrealized gain (loss) per share by $.083. Without this change the ratio of net investment income (loss) to average net assets would have been 4.95%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43
Income from Investment Operations
Net investment income (loss) E	.281 I
Net realized and unrealized gain (loss)	(.234) F, I
Total from investment operations	.047
Distributions from net investment income	(.017)
Net asset value, end of period	$ 9.46
Total Return B, C, D	.50%
Ratios to Average Net Assets H
Expenses before expense reductions	1.86% A
Expenses net of voluntary waivers, if any	1.65% A
Expenses net of all reductions	1.65% A
Net investment income (loss)	3.59% A, I
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,811
Portfolio turnover rate	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.075 and increase net realized and unrealized gain (loss) per share by $.075. Without this change the ratio of net investment income (loss) to average net assets would have been 4.55%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 9.13	$ 9.16	$ 9.38	$ 9.34
Income from Investment Operations
Net investment income (loss) E	.304 I	.448	.467	.434	.437
Net realized and unrealized gain (loss)	(.037) F, I	.383	(.021)	(.222)	.064
Total from investment operations	.267	.831	.446	.212	.501
Distributions from net investment income	(.317)	(.461)	(.476)	(.432)	(.461)
Net asset value, end of period	$ 9.45	$ 9.50	$ 9.13	$ 9.16	$ 9.38
Total Return B, C, D	2.90%	9.30%	5.01%	2.31%	5.49%
Ratios to Average Net Assets H
Expenses before expense reductions	1.64%	1.68%	1.68%	1.73%	2.51% A
Expenses net of voluntary waivers, if any	1.64%	1.68%	1.68%	1.73%	1.75% A
Expenses net of all reductions	1.63%	1.68%	1.67%	1.72%	1.75% A
Net investment income (loss)	3.25% I	4.80%	5.21%	4.75%	4.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 283,046	$ 99,486	$ 50,824	$ 30,428	$ 11,795
Portfolio turnover rate	111%	145%	115%	139%	124%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.083 and increase net realized and unrealized gain (loss) per share by $.083. Without this change the ratio of net investment income (loss) to average net assets would have been 4.14%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 9.13	$ 9.15	$ 9.38	$ 9.35
Income from Investment Operations
Net investment income (loss) B	.397 E	.540	.564	.534	.566
Net realized and unrealized gain (loss)	(.034) C, E	.387	(.015)	(.236)	.021
Total from investment operations	.363	.927	.549	.298	.587
Distributions from net investment income	(.413)	(.557)	(.569)	(.528)	(.557)
Net asset value, end of period	$ 9.45	$ 9.50	$ 9.13	$ 9.15	$ 9.38
Total Return A	3.95%	10.43%	6.21%	3.27%	6.47%
Ratios to Average Net Assets D
Expenses before expense reductions	.64%	.66%	.67%	.71%	.93%
Expenses net of voluntary waivers, if any	.64%	.66%	.67%	.71%	.75%
Expenses net of all reductions	.63%	.66%	.67%	.70%	.75%
Net investment income (loss)	4.25% E	5.81%	6.21%	5.77%	6.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,330	$ 23,301	$ 7,655	$ 6,805	$ 7,027
Portfolio turnover rate	111%	145%	115%	139%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.083 and increase net realized and unrealized gain (loss) per share by $.083. Without this change the ratio of net investment income (loss) to average net assets would have been 5.14%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed-Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class B shares on October 9, 2002. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 20,191,074	|
Unrealized depreciation	(5,963,092)
Net unrealized appreciation (depreciation)	14,227,982
Undistributed ordinary income	1,744,947
Capital loss carryforward	(31,073,943)
Total Distributable earnings	$ (15,101,014)
Cost for federal income tax purposes	$ 898,104,798

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 24,339,852	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

$1,087,078 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to decrease net investment income (loss) by $5,473,920; increase net unrealized appreciation/ depreciation by $4,767,814; and increase net realized gain (loss) by $706,106. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Swaps. The fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 102,122	$ -
Class T	0%	.15%	494,913	3,713
Class B	.65%	.25%	944	682
Class C	.75%	.25%	1,788,876	1,281,805
			$ 2,386,855	$ 1,286,200

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares of the fund. FDC receives the proceeds of a contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 183,755	$ 78,292
Class T	316,813	110,315
Class B*	254	254
Class C*	190,404	190,404
	$ 691,226	$ 379,265

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 112,746.16
Class T	605,369.18
Class B	581	.51*
Class C	279,146.15
Institutional Class	56,974.15
	$ 1,054,816

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,063,250 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.65%	$ 245

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $12,512.

Annual Report

Notes to Financial Statements - continued

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2002 A	2001
From net investment income
Class A	$ 2,835,721	$ 1,293,315
Class T	13,908,158	15,819,901
Class B	3,116	-
Class C	5,924,153	2,488,589
Institutional Class	1,668,704	918,979
Total	$ 24,339,852	$ 20,520,784

A Distributions for Class B are for the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002 A	2001	2002 A	2001
Class A
Shares sold	12,401,366	4,054,200	$ 116,092,388	$ 37,922,254
Reinvestment of distributions	233,387	101,013	2,185,806	944,387
Shares redeemed	(5,438,298)	(1,955,939)	(50,877,139)	(18,222,488)
Net increase (decrease)	7,196,455	2,199,274	$ 67,401,055	$ 20,644,153
Class T
Shares sold	28,672,077	26,177,892	$ 268,734,836	$ 244,606,368
Reinvestment of distributions	1,219,862	1,422,665	11,429,888	13,291,880
Shares redeemed	(21,422,615)	(25,559,373)	(200,548,069)	(238,035,942)
Net increase (decrease)	8,469,324	2,041,184	$ 79,616,655	$ 19,862,306

Annual Report

9. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002 A	2001	2002 A	2001
Class B
Shares sold	414,351	-	$ 3,894,764	$ -
Reinvestment of distributions	267	-	2,527	-
Shares redeemed	(11,738)	-	(109,887)	-
Net increase (decrease)	402,880	-	$ 3,787,404	$ -
Class C
Shares sold	28,343,213	11,388,103	$ 265,589,128	$ 106,834,535
Reinvestment of distributions	434,745	211,468	4,075,779	1,978,947
Shares redeemed	(9,309,604)	(6,691,198)	(87,172,345)	(62,114,713)
Net increase (decrease)	19,468,354	4,908,373	$ 182,492,562	$ 46,698,769
Institutional Class
Shares sold	7,208,504	2,306,063	$ 67,548,577	$ 21,532,203
Reinvestment of distributions	119,045	88,199	1,116,186	825,159
Shares redeemed	(2,868,304)	(778,659)	(26,853,486)	(7,300,013)
Net increase (decrease)	4,459,245	1,615,603	$ 41,811,277	$ 15,057,349

A Share transactions for Class B are for the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed-Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed-Income Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Short Fixed-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed-Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Short Fixed-Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Andrew Dudley (37)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed-Income. Mr. Dudley is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed-Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Short Fixed-Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Short Fixed-Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Short Fixed-Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 7.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

SFI-ANN-1202 158291
1.538430.105

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Short Fixed-Income

Fund - Institutional Class

Annual Report

October 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at cumulative total returns, average annual total returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' 0.15% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Short Fixed-Income - Inst CL	3.95%	34.04%	73.47%
LB 1-3 Year Govt/Credit	4.91%	37.63%	81.56%
Short Investment Grade Debt Funds Average	2.63%	30.92%	71.87%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Lehman Brothers® 1-3 Year Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. You can also compare Institutional Class' performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Short Fixed-Income - Inst CL	3.95%	6.03%	5.66%
LB 1-3 Year Govt/Credit	4.91%	6.60%	6.15%
Short Investment Grade Debt Funds Average	2.63%	5.53%	5.56%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Short Fixed-Income Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed-Income Fund - Institutional Class on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers 1-3 Year Government/Credit Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended October 31,
	2002	2001	2000	1999	1998
Dividend returns	4.48%	6.38%	6.43%	5.72%	6.15%
Capital returns	-0.53%	4.05%	-0.22%	-2.45%	0.32%
Total returns	3.95%	10.43%	6.21%	3.27%	6.47%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the class. A capital return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains, if any, paid by the class are reinvested, and excludes the effect of sales charges.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.28¢	20.02¢	41.27¢
Annualized dividend rate	4.11%	4.24%	4.41%
30-day annualized yield	3.96%	-	-

Dividends per share show the income paid by the class for a set period. If you annualize this number, based on an average share price of $9.41 over the past one month, $9.37 over the past six months, and $9.36 over the past one year, you can compare the class' income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds sparkled during the one-year period that ended October 31, 2002, as the economic recovery slowed and the prospects for a continued favorable interest rate environment firmed. The Lehman Brothers® Aggregate Bond Index, a proxy for taxable-bond performance, returned 5.89%, well ahead of flagging stock markets that in many cases suffered double-digit declines. Negative sentiment toward equities - due to heightened concerns about corporate governance, terrorism and geopolitical unrest - boosted demand for bonds, as risk-averse investors sought out safer havens offering some return on their assets. A strong flight to quality in Treasuries and high-quality, higher-yielding government agency securities resulted, as reflected in the stellar performance of the Lehman Brothers U.S. Agency and Treasury indexes, which registered gains of 6.73% and 6.28%, respectively. The Lehman Brothers Mortgage-Backed Securities Index also performed well, returning 6.30%. While enjoying lower volatility and reduced prepayment risk for much of the period, mortgage securities retreated during the late summer, as record-low interest rates triggered another massive refinancing wave. Meanwhile, the Lehman Brothers Credit Bond Index posted a distant fourth-place finish, returning 4.34%. Although corporates benefited from some economic improvement, eroding investor confidence in the sector, along with widespread credit-quality downgrades and the resulting liquidity crisis, curbed their advances.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Advisor Short Fixed-Income Fund

Q. How did the fund perform, Andy?

A. For the 12-month period that ended October 31, 2002, the fund's Institutional shares had a total return of 3.95%. In comparison, the return for the short-investment grade debt funds average tracked by Lipper Inc. was 2.63%, while the Lehman Brothers 1-3 Year Government/Credit Bond Index returned 4.91% for the same 12-month period.

Q. What helped the fund beat its peers?

A. Much of the fund's outperformance stemmed from my choices in the corporate bond market. Early in the period, I kept the fund's corporate holdings diversified among a variety of issuers across an array of industry groups. That diversification helped ensure that the fund's return wasn't overly dependent on the performance of one or two securities or a specific industry group. While diversification is always important, it was particularly beneficial when the market came under pressure early in the period. Later, the ability of Fidelity's credit research group to identify attractive bargains amid all the weakness gave us the opportunity to take more concentrated positions in bonds we felt offered a good risk/return profile at cheap prices. When the market later rebounded - due in part to the Securities and Exchange Commission's corporate disclosure and affirmation deadline passing without major new revelations - many of those purchases performed quite well. This was particularly true of our holdings in the media, telecommunications and cable industries.

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Fund Talk: The Manager's Overview - continued

Q. What other factors worked in the fund's favor?

A. The fund's stake in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also helped the fund's performance. Strong demand helped lift the prices of ABS - which are backed by assets such as car loans and credit cards and are structured in a way that enhances the safety of the securities. ABS returns also were helped as investors sought safe haven from corporate debt woes and problems related to a slowing economy. CMBS, which are backed by pools of commercial property mortgages - also posted good gains as investors increasingly sought out investments with visible assets and good revenue streams, as well as those with relatively high credit quality and high yields. In addition, the fund's performance was aided by my decision to stick with the higher-quality securities within both the ABS and CMBS markets. Lower-quality securities generally didn't perform as well, due to weak economic conditions and questions about the performance of the specific assets that backed the securities.

Q. What was your approach to the Treasury market - a key component of the Lehman Brothers index?

A. I kept the fund's weighting in Treasuries relatively light, compared to their weighting in the Lehman Brothers index. That underweighting stemmed from my view that higher-yielding securities - such as corporate, mortgage and agency securities - offered the potential for better total return. The Treasury market strengthened amid geopolitical and economic uncertainty, surprising many analysts who expected it to retrench in response to an improving economy and causing the fund to lag the index. Despite their recent strong showing, I continued to keep only a small exposure to Treasuries. That's because I don't believe that they offer a lot of value given how the current low levels of interest rates can limit their potential for future gains.

Q. What's your outlook?

A. As challenging as the corporate bond market has been, I believe it offers a good combination of attractive prices, high yields and potential for better total return compared to the Treasury market. But, I also expect volatility to continue until the economy gets on a sturdier path toward growth. So I'll continue to draw heavily on Fidelity's research and focus on finding specific bonds that I feel offer a good combination of risk and reward.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income consistent with preservation of capital, by investing primarily in a broad range of investment-grade, fixed-income securities

Start date: September 16, 1987

Size: as of October 31, 2002, more than $846 million

Manager: Andrew Dudley, since 1997; joined Fidelity in 1996

3

Andrew Dudley on opportunities in investment-grade corporate bonds:

"Anemic economic growth, accounting scandals and geopolitical uncertainty have resulted in a significant decline in investors' appetite for risk in 2002. That aversion has touched nearly every type of investment except U.S. Treasuries, which have minimal credit risk, given their backing by the U.S. government. Corporate bonds weren't spared by the volatile economic landscape. Investors demanded growing and, ultimately, unusually large amounts of extra yield on corporate bonds. That higher yield relative to Treasuries - known as the ´spread' - reflected that investors demanded more yield to take on credit risk. At the end of October 2002, investment-grade corporate bonds yielded roughly 2.5 percentage points more than Treasuries, the biggest spread since 1992. In my view, lower prices and high spreads suggest that select corporate bonds are poised to outpace Treasuries. The challenge will be to choose wisely. I believe this is exactly the type of environment where Fidelity's credit research process is rewarded."

Annual Report

Investment Changes

Average Years to Maturity as of October 31, 2002
6 months ago
Years	2.4	2.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of October 31, 2002
6 months ago
Years	1.8	1.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
U.S. Governments 32.3%	U.S. Governments 25.2%
AAA 18.6%	AAA 20.8%
AA 6.3%	AA 6.6%
A 17.9%	A 16.4%
BBB 18.9%	BBB 22.8%
BB and Below 1.9%	BB and Below 0.3%
Not Rated 0.7%	Not Rated 0.5%
Short-Term Investments and Net Other Assets 3.4%	Short-Term Investments and Net Other Assets 7.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated BB or below were rated investment grade at the time of acquisition by Fidelity.

Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Corporate Bonds 33.2%		Corporate Bonds 37.4%
	U.S. Governments 32.3%		U.S. Governments 25.2%
	Asset-Backed Securities 22.3%		Asset-Backed Securities 21.5%
	CMOs and Other Mortgage Related Securities 8.0%		CMOs and Other Mortgage Related Securities 7.2%
	Other Investments 0.8%		Other Investments 1.3%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 7.4%
* Foreign investments	5.2%	** Foreign investments	5.5%
* Futures and Swaps	6.8%	** Futures and Swaps	(1.9)%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 31.7%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.4%
DaimlerChrysler North America Holding Corp.:
6.9% 9/1/04	$ 1,500,000	$ 1,580,376
7.4% 1/20/05	400,000	425,624
7.75% 6/15/05	1,100,000	1,189,772
		3,195,772
Media - 2.6%
AOL Time Warner, Inc.:
5.625% 5/1/05	1,150,000	1,145,598
6.15% 5/1/07	1,200,000	1,186,927
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	1,000,000	1,010,000
Clear Channel Communications, Inc. 7.875% 6/15/05	1,030,000	1,091,687
Continental Cablevision, Inc.:
8.3% 5/15/06	2,500,000	2,455,075
8.625% 8/15/03	750,000	750,000
Cox Communications, Inc.:
6.875% 6/15/05	2,025,000	2,073,238
7.5% 8/15/04	950,000	976,115
Gannett Co., Inc. 4.95% 4/1/05	1,175,000	1,240,309
News America Holdings, Inc. 8.5% 2/15/05	2,300,000	2,431,631
TCI Communications, Inc.:
6.375% 5/1/03	500,000	497,965
8% 8/1/05	3,610,000	3,596,564
8.65% 9/15/04	600,000	606,391
Time Warner, Inc. 7.75% 6/15/05	3,050,000	3,127,275
		22,188,775
Textiles Apparel & Luxury Goods - 0.1%
Jones Apparel Group, Inc. 7.5% 6/15/04	800,000	856,107
TOTAL CONSUMER DISCRETIONARY		26,240,654
CONSUMER STAPLES - 1.2%
Food & Drug Retailing - 0.5%
Fred Meyer, Inc. 7.375% 3/1/05	2,300,000	2,501,632
Safeway, Inc. 3.625% 11/5/03	2,000,000	2,017,970
		4,519,602
Tobacco - 0.7%
Philip Morris Companies, Inc. 7% 7/15/05	1,750,000	1,882,291
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - continued
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 6/1/07	$ 1,440,000	$ 1,488,627
7.375% 5/15/03	2,150,000	2,186,303
		5,557,221
TOTAL CONSUMER STAPLES		10,076,823
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
Petroliam Nasional BHD (Petronas) yankee:
7.125% 10/18/06 (b)	375,000	420,713
8.875% 8/1/04 (b)	1,135,000	1,252,579
		1,673,292
Oil & Gas - 1.1%
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	1,550,000	1,625,535
Kerr-McGee Corp. 5.375% 4/15/05	1,375,000	1,446,752
Mitchell Energy & Development Corp. 6.75% 2/15/04	1,425,000	1,488,527
Petroleos Mexicanos 6.5% 2/1/05 (b)	2,125,000	2,199,375
The Coastal Corp. 6.2% 5/15/04	2,450,000	2,058,000
Valero Energy Corp. 6.125% 4/15/07	1,000,000	998,925
		9,817,114
TOTAL ENERGY		11,490,406
FINANCIALS - 17.3%
Banks - 3.9%
Abbey National First Capital BV yankee 8.2% 10/15/04	1,700,000	1,887,474
Abbey National PLC 6.69% 10/17/05	200,000	222,092
ABN-Amro Bank NV, Chicago 7.25% 5/31/05	610,000	669,534
Australia & New Zealand Banking Group Ltd. 7.55% 9/15/06	405,000	463,214
Bank of America Corp.:
4.75% 10/15/06	330,000	347,898
7.125% 9/15/06	1,750,000	1,982,047
7.875% 5/16/05	1,300,000	1,465,071
BankBoston Corp. 6.625% 2/1/04	510,000	532,973
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Capital One Bank:
6.5% 7/30/04	$ 1,500,000	$ 1,382,376
6.65% 3/15/04	1,000,000	921,948
Citicorp 6.75% 8/15/05	635,000	704,470
Den Danske Bank Group AS 6.55% 9/15/03 (b)	1,500,000	1,558,064
First National Boston Corp. 7.375% 9/15/06	1,145,000	1,274,440
Fleet Financial Group, Inc.:
7.125% 4/15/06	1,190,000	1,291,854
8.125% 7/1/04	930,000	1,004,156
FleetBoston Financial Corp. 7.25% 9/15/05	2,750,000	2,961,989
KeyCorp. 4.625% 5/16/05	1,060,000	1,104,446
Korea Development Bank:
7.125% 4/22/04	700,000	746,975
7.375% 9/17/04	810,000	876,439
Mellon Bank NA, Pittsburgh 6.5% 8/1/05	2,000,000	2,210,360
NationsBank Corp. 7.625% 4/15/05	900,000	1,001,776
PNC Bank NA, Pittsburgh 7.875% 4/15/05	1,600,000	1,758,822
PNC Funding Corp. 5.75% 8/1/06	1,310,000	1,375,066
Royal Bank of Scotland Group PLC 7.816% 11/29/49	1,900,000	2,134,692
Washington Mutual, Inc. 7.5% 8/15/06	700,000	783,495
Wells Fargo & Co.:
6.625% 7/15/04	2,000,000	2,147,530
7.25% 8/24/05	450,000	504,285
		33,313,486
Diversified Financials - 10.3%
Amvescap PLC:
6.375% 5/15/03	2,450,000	2,497,947
6.6% 5/15/05	600,000	647,196
CIT Group, Inc.:
6.5% 2/7/06	375,000	373,710
7.125% 10/15/04	125,000	127,913
7.375% 4/2/07	710,000	733,448
7.5% 11/14/03	1,100,000	1,128,083
Citigroup, Inc.:
5% 3/6/07	605,000	638,265
5.7% 2/6/04	1,400,000	1,462,272
5.75% 5/10/06	2,685,000	2,876,247
6.75% 12/1/05	4,100,000	4,524,617
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc.:
5.5% 8/1/06	$ 1,290,000	$ 1,340,354
6.85% 6/15/04	2,720,000	2,871,295
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	700,000	730,016
Deutsche Telekom International Finance BV 8.25% 6/15/05	2,290,000	2,467,956
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (b)	502,589	427,201
Ford Motor Credit Co.:
6.5% 1/25/07	4,615,000	4,180,055
6.875% 2/1/06	1,000,000	921,949
7.5% 3/15/05	600,000	582,576
7.6% 8/1/05	2,200,000	2,135,461
General Motors Acceptance Corp.:
6.38% 1/30/04	1,500,000	1,511,919
6.75% 1/15/06	5,230,000	5,180,953
7.5% 7/15/05	2,355,000	2,416,564
Goldman Sachs Group LP 7.2% 11/1/06 (b)	500,000	557,222
Goldman Sachs Group, Inc. 7.625% 8/17/05	2,555,000	2,853,248
Household Finance Corp.:
6.5% 1/24/06	2,570,000	2,318,022
8% 5/9/05	475,000	446,625
J.P. Morgan Chase & Co.:
5.25% 5/30/07	700,000	735,157
5.625% 8/15/06	1,775,000	1,881,342
John Deere Capital Corp. 2.42% 9/17/04 (f)	1,300,000	1,299,169
Lehman Brothers Holdings, Inc.:
6.25% 5/15/06	2,795,000	3,006,998
6.625% 4/1/04	530,000	558,035
6.625% 2/5/06	120,000	129,825
7.75% 1/15/05	1,000,000	1,101,326
Mellon Funding Corp. 7.5% 6/15/05	500,000	562,269
Merrill Lynch & Co., Inc.:
6.13% 5/16/06	265,000	283,564
6.15% 1/26/06	1,100,000	1,177,337
Morgan Stanley 6.1% 4/15/06	4,800,000	5,153,818
Newcourt Credit Group, Inc. 6.875% 2/16/05	140,000	140,995
NiSource Finance Corp.:
7.5% 11/15/03	2,100,000	2,052,542
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
NiSource Finance Corp.: - continued
7.625% 11/15/05	$ 1,510,000	$ 1,484,182
Powergen US Funding LLC 4.5% 10/15/04	2,770,000	2,840,477
Prime Property Funding II 6.25% 5/15/07	1,000,000	1,044,300
Sears Roebuck Acceptance Corp. 6% 3/20/03	550,000	550,915
Sprint Capital Corp.:
5.7% 11/15/03	1,360,000	1,306,664
5.875% 5/1/04	5,715,000	5,368,728
Verizon Global Funding Corp.:
6.125% 6/15/07	2,300,000	2,445,779
6.75% 12/1/05	2,500,000	2,675,678
Verizon Wireless Capital LLC:
2.22% 12/17/03 (b)(f)	1,150,000	1,127,136
5.375% 12/15/06 (b)	2,300,000	2,270,905
Washington Mutual Finance Corp. 8.25% 6/15/05	2,000,000	2,256,540
		87,404,795
Insurance - 0.3%
Allstate Corp. 7.875% 5/1/05	700,000	775,215
New York Life Insurance Co. 6.4% 12/15/03 (b)	1,500,000	1,570,460
		2,345,675
Real Estate - 2.8%
AMB Property LP 7.2% 12/15/05	1,000,000	1,111,772
Arden Realty LP 8.875% 3/1/05	2,045,000	2,270,433
AvalonBay Communities, Inc.:
5% 8/1/07	915,000	926,675
6.5% 7/15/03	350,000	360,392
6.58% 2/15/04	705,000	740,268
BRE Properties, Inc. 5.95% 3/15/07	575,000	604,766
Cabot Industrial Property LP 7.125% 5/1/04	1,490,000	1,556,648
Camden Property Trust:
5.875% 6/1/07	580,000	595,892
7% 4/15/04	1,400,000	1,469,000
CenterPoint Properties Trust:
6.75% 4/1/05	470,000	505,878
7.125% 3/15/04	1,300,000	1,368,169
Duke Realty LP New 6.875% 3/15/05	1,200,000	1,281,258
EOP Operating LP:
6.5% 1/15/04	750,000	775,891
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
EOP Operating LP: - continued
6.625% 2/15/05	$ 500,000	$ 528,737
6.763% 6/15/07	625,000	676,954
7.375% 11/15/03	1,100,000	1,145,592
8.375% 3/15/06	1,500,000	1,684,742
ERP Operating LP 7.1% 6/23/04	1,700,000	1,803,066
Gables Realty LP 5.75% 7/15/07	1,220,000	1,240,130
Mack-Cali Realty LP 7% 3/15/04	615,000	646,703
Merry Land & Investment Co., Inc. 7.25% 6/15/05	600,000	658,582
ProLogis Trust 6.7% 4/15/04	1,405,000	1,471,013
		23,422,561
TOTAL FINANCIALS		146,486,517
INDUSTRIALS - 1.1%
Aerospace & Defense - 0.2%
Raytheon Co. 7.9% 3/1/03	1,480,000	1,499,400
Air Freight & Logistics - 0.3%
Federal Express Corp. pass thru trust certificates 7.53% 9/23/06	1,332,548	1,413,794
FedEx Corp. 6.625% 2/12/04	900,000	940,895
		2,354,689
Industrial Conglomerates - 0.5%
Tyco International Group SA yankee:
0% 7/30/03 (f)	450,000	420,854
6.375% 6/15/05	4,500,000	4,095,000
		4,515,854
Road & Rail - 0.1%
Union Pacific Corp. 6.34% 11/25/03	820,000	852,669
TOTAL INDUSTRIALS		9,222,612
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.2%
Motorola, Inc. 6.75% 2/1/06	1,550,000	1,529,323
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.3%
Hewlett-Packard Co. 7.15% 6/15/05	$ 2,500,000	$ 2,647,173
TOTAL INFORMATION TECHNOLOGY		4,176,496
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Abitibi-Consolidated, Inc. yankee 8.3% 8/1/05	310,000	324,281
Weyerhaeuser Co. 6% 8/1/06	350,000	367,353
		691,634
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.4%
AirTouch Communications, Inc. 6.35% 6/1/05	800,000	844,850
AT&T Corp.:
5.625% 3/15/04	5,080,000	5,054,600
6.5% 11/15/06 (a)	2,300,000	2,300,000
British Telecommunications PLC:
3.1213% 12/15/03 (f)	1,350,000	1,350,471
7.875% 12/15/05	1,200,000	1,339,039
Citizens Communications Co.:
6.375% 8/15/04	2,750,000	2,750,000
8.5% 5/15/06	2,435,000	2,459,350
France Telecom SA 8.7% 3/1/06	1,400,000	1,499,838
Koninklijke KPN NV yankee 7.5% 10/1/05	3,050,000	3,319,559
Qwest Corp. 7.625% 6/9/03	450,000	434,250
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	900,000	897,663
Telefonica Europe BV 7.35% 9/15/05	180,000	194,956
Telefonos de Mexico SA de CV 8.25% 1/26/06	930,000	980,034
TELUS Corp. 7.5% 6/1/07	4,325,000	3,568,125
U.S. West Communications 7.2% 11/1/04	2,230,000	2,085,050
		29,077,785
Wireless Telecommunication Services - 0.5%
AT&T Wireless Services, Inc. 7.35% 3/1/06	1,490,000	1,348,450
Cingular Wireless LLC 5.625% 12/15/06	2,500,000	2,506,643
		3,855,093
TOTAL TELECOMMUNICATION SERVICES		32,932,878
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - 3.2%
Electric Utilities - 2.4%
Avon Energy Partners Holdings 6.73% 12/11/02 (b)	$ 2,300,000	$ 2,305,233
Cleveland Electric Illuminating Co./Toledo Edison Co. 7.67% 7/1/04	910,000	952,779
Dominion Resources, Inc. 6% 1/31/03	1,000,000	1,004,940
FirstEnergy Corp. 5.5% 11/15/06	1,960,000	1,892,615
Illinois Power Co. 6% 9/15/03	850,000	756,500
MidAmerican Energy Holdings, Inc. 4.625% 10/1/07 (b)	705,000	696,610
Monongahela Power Co. 5% 10/1/06	1,350,000	1,229,189
Niagara Mohawk Power Corp.:
6.875% 4/1/03	1,000,000	1,016,883
7.375% 8/1/03	1,010,000	1,044,706
8% 6/1/04	1,600,000	1,727,552
Philadelphia Electric Co.:
6.5% 5/1/03	720,000	734,928
6.625% 3/1/03	400,000	405,485
Progress Energy, Inc. 6.55% 3/1/04	1,500,000	1,531,680
Reliant Energy Resources Corp. 8.125% 7/15/05	1,100,000	924,997
Southwestern Public Service Co. 5.125% 11/1/06	650,000	598,865
TECO Energy, Inc. 6.125% 5/1/07	2,790,000	2,385,534
Texas Utilities Co. 6.375% 1/1/08	170,000	136,000
Texas Utilities Electric Co. 8.25% 4/1/04	475,000	501,201
TXU Corp. 6.375% 6/15/06	970,000	795,400
		20,641,097
Gas Utilities - 0.8%
Consolidated Natural Gas Co. 7.375% 4/1/05	1,100,000	1,194,013
Enserch Corp. 6.25% 1/1/03	650,000	648,386
Kinder Morgan Energy Partners LP 5.35% 8/15/07 (b)	1,400,000	1,438,443
KN Energy, Inc. 6.45% 3/1/03	1,100,000	1,107,840
Texas Eastern Transmission Corp. 5.25% 7/15/07	310,000	321,307
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - continued
Williams Holdings of Delaware, Inc.:
6.125% 12/1/03	$ 2,260,000	$ 1,627,200
6.25% 2/1/06	540,000	324,000
		6,661,189
TOTAL UTILITIES		27,302,286
TOTAL NONCONVERTIBLE BONDS (Cost $265,953,593)		268,620,306
U.S. Government and Government Agency Obligations - 15.2%

U.S. Government Agency Obligations - 7.5%
Fannie Mae:
2.83% 11/21/03	3,000,000	3,002,094
5% 1/15/07	21,800,000	23,519,824
5.25% 4/15/07	19,200,000	20,913,638
Freddie Mac:
0% 12/5/02 (e)	1,200,000	1,198,232
7% 7/15/05	12,280,000	13,794,615
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1995-A, 6.28% 6/15/04	705,882	733,459
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	70,588	71,445
Private Export Funding Corp. secured 6.86% 4/30/04	286,200	302,579
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		63,535,886
U.S. Treasury Obligations - 7.7%
U.S. Treasury Bonds 11.75% 2/15/10	4,600,000	5,596,549
U.S. Treasury Notes:
3.5% 11/15/06	185,000	191,864
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
6.75% 5/15/05	$ 21,000,000	$ 23,493,750
7% 7/15/06	31,000,000	36,002,080
TOTAL U.S. TREASURY OBLIGATIONS		65,284,243
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $124,766,715)		128,820,129
U.S. Government Agency - Mortgage Securities - 11.2%

Fannie Mae - 9.4%
5.5% 8/1/14 to 12/1/14	8,658,236	9,008,143
5.5% 11/1/17 (c)(d)	26,513,811	27,367,224
6.5% 10/1/11 to 9/1/15	757,523	796,403
6.5% 12/1/32 (c)	13,000,000	13,446,875
7% 12/1/32 (c)	27,000,000	28,206,563
7.5% 5/1/12 to 10/1/14	437,026	465,195
11.5% 11/1/15	193,723	222,810
TOTAL FANNIE MAE		79,513,213
Freddie Mac - 0.1%
8.5% 5/1/26 to 7/1/28	1,014,889	1,091,942
12% 11/1/19	43,870	51,063
TOTAL FREDDIE MAC		1,143,005
Government National Mortgage Association - 1.7%
7% 1/15/25 to 2/15/32	11,629,428	12,222,714
7% 11/1/32 (c)	1,730,201	1,818,874
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		14,041,588
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $93,808,694)		94,697,806
Asset-Backed Securities - 18.6%

ACE Securities Corp.:
Nim Trust 8.5% 12/20/31 (b)	396,448	393,266
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
ACE Securities Corp.: - continued
2.18% 6/25/32 (f)	$ 2,015,568	$ 2,013,074
ACE Securities Corp. Home Equity Loan Trust 2.23% 8/25/32 (f)	1,900,000	1,900,000
ACE Securities Corp. Nim Trust 8.85% 7/25/12	784,665	780,742
American Express Credit Account Master Trust 7.2% 9/15/07	1,600,000	1,773,748
AmeriCredit Automobile Receivables Trust:
4.61% 1/6/09	3,200,000	3,335,197
5.01% 7/14/08	2,500,000	2,633,388
5.37% 6/12/08	2,700,000	2,851,025
7.02% 12/15/05	1,697,975	1,747,155
7.15% 8/12/04	322,485	327,322
Ameriquest Mortgage Securities, Inc. 2.5238% 9/25/32 (f)	1,100,000	1,100,000
Amortizing Residential Collateral Trust:
2.16% 6/25/32 (f)	2,061,062	2,056,315
2.6138% 10/25/32 (f)	1,100,000	1,093,037
6% 8/25/32 (h)	20,330,000	1,434,218
6% 10/25/32 (h)	13,750,000	1,035,009
7% 6/25/32	317,958	314,947
ANRC Auto Owner Trust 7.06% 5/17/04	507,455	511,896
AQ Finance Nim Trust:
8.835% 2/25/32 (b)	285,206	283,290
9.5% 8/15/31 (b)	105,226	104,700
Arcadia Automobile Receivables Trust 7.2% 6/15/07	1,781,250	1,850,596
Asset Backed Securities Corp. Home Equity Loan Trust 2.0931% 11/15/31 (f)	1,608,236	1,602,567
Associates Automobile Receivables Trust 6.9% 8/15/05	2,000,000	2,085,625
Bank One Issuance Trust 2.14% 5/15/08 (f)	1,100,000	1,100,000
BMW Vehicle Owner Trust 3.8% 5/25/06	1,400,000	1,441,125
Capital Auto Receivables Asset Trust:
2.62% 3/15/09	2,900,000	2,905,551
4.6% 9/15/05	2,000,000	2,033,160
6.46% 7/15/06	1,700,000	1,709,157
Capital One Auto Finance Trust 4.79% 1/15/09	1,900,000	2,013,576
Capital One Master Trust:
2.3031% 9/15/09 (f)	1,000,000	1,002,926
4.55% 2/15/08	2,250,000	2,333,090
Capital One Multi-Asset Execution Trust 2.48% 7/15/08 (f)	1,495,000	1,482,386
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
CDC Mortgage Capital Trust:
2.1038% 8/25/32 (f)	$ 969,201	$ 969,201
2.5138% 1/25/33 (f)	899,998	899,998
10% 1/25/32 (b)	368,926	368,926
10% 1/25/33 (b)	834,267	836,092
Chase Manhattan Auto Owner Trust:
4.55% 8/15/05	2,000,000	2,038,738
5.06% 2/15/08	255,000	263,568
6.48% 6/15/07	488,121	509,305
Citibank Credit Card Issuance Trust 4.1% 12/7/06	3,000,000	3,115,530
CSFB Nims Trust:
8% 3/27/32	415,581	405,192
8% 5/25/32 (b)	404,132	387,967
8% 7/27/32 (b)	539,407	521,877
8% 8/1/32	1,414,299	1,383,141
8% 8/27/32	274,412	267,552
8% 11/27/32 (b)	6,840,007	6,566,407
8.5% 3/27/31 (b)	187,733	185,151
9% 11/27/30 (b)	12,407	12,279
DaimlerChrysler Auto Trust 5.16% 1/6/05	3,000,000	3,054,338
Delta Air Lines, Inc. pass thru trust certificates 7.379% 5/18/10	1,035,070	937,144
Discover Card Master Trust I:
2.1131% 9/16/05 (f)	1,000,000	1,000,311
2.1831% 7/18/05 (f)	5,250,000	5,252,902
5.65% 11/15/06	700,000	733,730
5.85% 1/17/06	1,000,000	1,029,330
6.85% 7/17/07	1,400,000	1,535,509
EQCC Asset Backed Corp. 2.13% 10/25/31 (f)	1,103,714	1,099,230
First Security Auto Owner Trust 6.2% 10/2/06	254,234	256,439
First USA Credit Card Master Trust:
2.08% 1/18/06 (f)	1,200,000	1,200,526
2.13% 10/17/06 (f)	2,170,000	2,172,642
Ford Credit Auto Owner Trust:
3.62% 1/15/06	4,300,000	4,389,161
4.83% 2/15/05	2,350,000	2,405,996
5.71% 9/15/05	290,000	305,120
6.62% 7/15/04	1,887,679	1,921,422
7.5% 10/15/04	1,700,000	1,773,197
GSAMP Trust 2002-NC1 2.16% 7/25/32 (f)	1,568,109	1,564,522
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Harley-Davidson Motorcycle Trust 3.77% 4/17/06	$ 684,529	$ 690,304
Home Equity Asset Trust 2.1638% 6/25/32 (f)	2,329,339	2,329,274
Home Equity Asset Trust Nims Trust 8% 1/1/33 (b)	1,015,000	989,625
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	1,085,000	1,108,620
5.36% 9/20/04	1,298,523	1,317,697
6.62% 7/15/04	665,934	676,522
Household Automotive Trust 2.85% 3/19/07	2,700,000	2,720,250
Household Home Equity Loan Trust:
2.21% 12/22/31 (f)	1,509,609	1,509,609
2.28% 8/20/12 (f)	2,111,162	2,111,162
Household Private Label Credit Card Master Note Trust I:
2.3731% 1/18/11 (f)	1,000,000	981,289
4.95% 6/16/08	1,600,000	1,677,989
IndyMac Nim Trust 9.1675% 8/26/31 (b)(f)	179,041	179,041
Isuzu Auto Owner Trust 4.88% 11/22/04	819,991	836,647
JCPenney Master Credit Card Trust 5.5% 6/15/07	1,100,000	1,138,600
Key Auto Finance Trust 5.83% 1/15/07	872,138	887,514
Long Beach Asset Holdings Corp. Nim Trust 2.3113% 8/25/09 (f)	3,300,000	3,300,000
MBNA Credit Card Master Note Trust 2.2231% 1/15/08 (f)	1,100,000	1,100,000
MBNA Master Credit Card Trust II:
6.35% 12/15/06	1,000,000	1,073,099
7.35% 7/16/07	1,000,000	1,108,500
Morgan Stanley Dean Witter Capital I Trust:
2.5369% 8/25/32 (f)	1,150,000	1,150,000
8.5% 1/25/32 (b)	552,849	549,048
9.5% 6/25/32 (b)	1,208,343	1,206,833
10% 1/25/32 (b)	535,875	536,879
10% 2/25/32 (b)	725,027	726,386
10% 4/25/32 (b)	590,764	591,871
10% 5/25/32 (b)	581,196	582,286
12.75% 10/25/31 (b)	306,805	312,078
Mortgage Asset Backed Securities Trust 2.67% 10/25/32 (f)	1,600,000	1,593,000
Onyx Acceptance Owner Trust:
3.29% 9/15/06	1,185,000	1,204,652
3.63% 11/15/05	2,000,000	2,029,940
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Onyx Acceptance Owner Trust: - continued
3.75% 4/15/06	$ 890,000	$ 910,443
4.07% 4/15/09	970,000	996,581
6.85% 8/15/07	2,000,000	2,106,493
7.26% 5/15/07	2,000,000	2,117,100
Option One Mortgage Securities Corp. Nims Trust:
8.35% 6/25/09 (b)	835,817	827,458
8.83% 6/26/32 (b)	469,767	469,767
PP&L Transition Bonds LLC 6.83% 3/25/07	1,600,000	1,719,938
Sears Credit Account Master Trust II:
2.2275% 8/17/09 (f)	1,100,000	1,092,449
7% 7/15/08	568,750	594,881
7.25% 11/15/07	3,000,000	3,095,794
7.5% 11/15/07	1,700,000	1,790,950
Toyota Auto Receivables 2000-A Owners Trust 7.21% 4/15/07	2,300,000	2,426,819
Toyota Auto Receivables 2000-B Owner Trust 6.76% 8/15/04	542,457	553,730
Triad Auto Receivables Owner Trust:
2.62% 2/12/07	2,200,000	2,222,000
3.24% 8/12/09	1,505,000	1,513,755
5.98% 9/17/05	197,284	197,468
Wells Fargo Auto Trust 4.68% 2/15/05	1,039,497	1,054,930
WFS Financial Owner Trust 6.83% 7/20/05	489,313	495,028
TOTAL ASSET-BACKED SECURITIES (Cost $155,070,028)		157,014,830
Collateralized Mortgage Obligations - 4.4%

Private Sponsor - 0.2%
GE Capital Mortgage Services, Inc. planned amortization class Series 1998-14 Class A2, 6.35% 10/25/28	1,000,000	1,036,406
Residential Funding Mortgage Securities I, Inc. Series 1996-S6 Class A9, 7% 3/25/26	234,069	234,650
TOTAL PRIVATE SPONSOR		1,271,056
U.S. Government Agency - 4.2%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class:
Series 1993-206 Class KA, 6.5% 12/25/22	1,310,242	1,368,246
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class: - continued
Series 1993-78 Class G, 6.5% 11/25/07	$ 674,857	$ 696,877
Series 1994-51 Class PH, 6.5% 1/25/23	700,000	735,281
Series 1994-63 Class PH, 7% 6/25/23	2,000,000	2,101,790
Fannie Mae guaranteed REMIC pass thru trust:
planned amortization class:
Series 2001-53 Class PE, 6.5% 10/25/24	588,419	604,118
Series 2001-80 Class PH, 6% 12/25/27	2,300,000	2,422,277
sequential pay:
Series 1998-2 Class DA, 6.5% 4/18/25	26,517	26,484
Series 2001-17 Class AB, 6.5% 11/25/25	370,708	371,265
Series 2002-55 Class PA, 5.5% 3/25/18	890,000	933,180
Freddie Mac:
REMIC planned amortization class:
Series 2115 Class PC, 6% 5/15/11	890,000	916,919
Series 2162 Class TF, 6% 11/15/24	2,500,000	2,612,556
sequential pay Series 2005 Class A, 6.5% 10/15/24	48,751	48,712
Freddie Mac Manufactured Housing participation certificates guaranteed:
REMIC planned amortization class Series 32 Class TH, 7% 9/25/22	3,000,000	3,124,860
sequential pay Series 2053 Class A, 6.5% 10/15/23	410,367	412,322
Freddie Mac Multi-class participation certificates guaranteed:
REMIC planned amortization class:
Series 1714 Class H, 6.75% 5/15/23	2,000,000	2,102,340
Series 2134 Class PC, 5.725% 4/15/11	1,472,119	1,507,958
Series 2143 Class CH, 6% 2/15/19	655,979	670,429
Series 2396 Class PX, 6% 6/15/27	2,300,000	2,433,037
sequential pay:
Series 2070 Class A, 6% 8/15/24	1,531,729	1,556,507
Series 2134 Class H, 6.5% 12/15/24	1,355,163	1,375,683
Series 2230 Class VB, 8% 2/15/16	2,216,127	2,336,194
Series 2284 Class C, 6.5% 2/15/29	915,298	953,256
Series 2325 Class AL, 6.5% 6/15/31	630,447	634,045
Series 2458 Class VK, 6.5% 3/15/13	2,486,083	2,631,255
Series 2464 Class AE, 6.5% 8/15/28	2,775,038	2,837,476
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
target amortization class Series 2209 Class TA, 7.5% 1/15/27	$ 91,453	$ 91,558
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 1998-19 Class B, 6.5% 2/20/23	307,437	309,638
TOTAL U.S. GOVERNMENT AGENCY		35,814,263
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $36,597,714)		37,085,319
Commercial Mortgage Securities - 6.6%

280 Park Avenue Trust floater Series 2001-280 Class X1, 1.0329% 2/3/11 (b)(h)	15,831,790	986,751
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	1,319,512	1,446,199
Series 1997-D5 Class PS1, 1.481% 2/14/43 (f)(h)	11,693,812	877,949
Banc America Commercial Mortgage, Inc. Series 2002-2 Class XP, 1.8039% 7/1/43 (f)(h)	8,205,000	807,680
Banc America Large Loan, Inc. floater Series 2002-FL2A Class A2, 2.1175% 9/8/14 (b)(f)	2,100,000	2,100,000
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP8 Class X2, 2.3368% 8/1/38 (b)(h)	9,053,000	1,086,360
BTR 2 Trust floater Series 1999-S1A Class D, 4.0038% 2/28/14 (b)(f)	270,659	270,575
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class B, 2.25% 12/12/13 (b)(f)	1,059,284	1,054,319
sequential pay:
Series 1999-2 Class A1, 7.032% 1/15/32	748,771	831,109
Series 2000-3 Class A1, 7.093% 10/15/32	1,340,563	1,495,398
COMM floater:
Series 2000-FL3A Class C, 2.5625% 11/15/12 (b)(f)	1,400,000	1,395,166
Series 2001-FL5A:
Class A2, 2.3731% 11/15/13 (b)(f)	1,400,000	1,401,711
Class D, 3.0731% 11/15/13 (b)(f)	1,350,000	1,357,594
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
COMM floater: - continued
Series 2002-FL6 Class G, 3.7231% 6/14/14 (b)(f)	$ 800,000	$ 788,250
Series 2002-FL7:
Class H, 3.3165% 11/15/14 (b)(f)	1,050,000	1,022,102
Class MPP, 4.4% 11/15/14 (b)(f)	850,000	850,000
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (b)	936,114	1,008,810
CS First Boston Mortgage Securities Corp.:
floater Series 2001-TFLA Class H230, 3.7525% 9/15/11 (b)(f)	700,000	699,344
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	830,000	899,431
Series 2000-C1 Class A1, 7.325% 4/15/62	1,052,923	1,184,088
Series 2000-FL1A Class A2, 2.2231% 12/15/09 (b)(f)	2,100,000	2,096,842
Series 2001-CK3 Class A2, 6.04% 6/15/34	1,050,000	1,143,528
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	20,611,115	856,660
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 6/10/33	1,017,703	1,147,451
Equitable Life Assurance Society of the United States floater Series 174 Class D2, 2.8525% 5/15/03 (b)(f)	1,183,784	1,176,940
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C1 Class A2, 7.3% 4/18/29	543,981	568,630
FMAC Loan Receivables Trust sequential pay Series 1998-CA Class A1, 5.99% 11/15/04 (b)	312,513	303,137
Franchise Loan Trust sequential pay Series 1998-I Class A1, 6.24% 7/15/04 (b)	485,278	480,426
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.5482% 5/15/33 (b)(f)(h)	12,066,020	526,078
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2001-WTCA:
Class A1, 2% 9/9/15 (b)(f)	564,061	555,600
Class X1, 0.8% 9/1/15 (b)(h)	16,085,560	37,701
GGP Mall Properties Trust floater Series 2001-C1A:
Class A1, 2.4231% 11/15/11 (b)(f)	3,474,567	3,474,567
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
GGP Mall Properties Trust floater Series 2001-C1A: - continued
Class A3 2.5025% 2/15/14 (b)(f)	$ 1,092,007	$ 1,093,936
GS Mortgage Trust II floater Series 2001-FL4A Class D, 2.7331% 12/15/10 (f)	1,083,194	1,077,778
Hilton Hotel Pool Trust sequential pay Series 2000-HLTA Class A1, 7.055% 10/3/15 (b)	868,837	951,376
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/3/15 (b)	759,497	842,330
J.P. Morgan Commercial Mortgage Finance Corp. Series 1997-C5 Class A2, 7.069% 9/15/29	1,139,443	1,229,039
Kansas Mortgage Capital LP Series 1995-1 Class E, 8.18% 2/20/30 (b)(f)	853,699	852,822
LB-UBS Commercial Mortgage Trust Series 2002-C4 Class XCP, 1.4794% 10/15/35 (b)(h)	13,355,000	1,087,702
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2002-LLFA Class A, 2.1131% 6/14/17 (b)(f)	2,171,614	2,157,363
Morgan Stanley Capital I, Inc.:
sequential pay Series 1999-LIFE Class A1, 6.97% 4/15/33	831,218	918,212
Series 1997-RR Class B, 7.2689% 4/30/39 (b)(f)	1,023,488	1,081,699
Series 1999-1NYP Class F, 7.2465% 5/3/30 (b)(f)	800,000	867,583
Morgan Stanley Dean Witter Capital I Trust Series 2002-XLF:
Class D, 2.68% 8/5/14 (f)	1,988,165	1,988,165
Class F, 4.2224% 8/5/14 (f)	2,979,190	2,979,190
Mortgage Capital Funding, Inc. sequential pay Series 1996-MC1 Class A2B, 7.9% 2/15/06	1,000,000	1,117,800
Nationslink Funding Corp. sequential pay:
Series 1999-1 Class A1, 6.042% 1/20/31	1,125,557	1,214,899
Series 1999-2 Class A1C, 7.03% 6/20/31	1,183,574	1,317,096
Salomon Brothers Mortgage Securities VII, Inc. floater Series 2001-CDCA Class C, 2.6231% 2/15/13 (b)(f)	1,364,000	1,344,079
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $55,056,340)		56,051,465
Foreign Government and Government Agency Obligations - 0.8%
	Principal Amount	Value (Note 1)
Chilean Republic 5.625% 7/23/07	$ 740,000	$ 764,513
Ontario Province 7% 8/4/05	2,645,000	2,953,444
Quebec Province yankee 8.8% 4/15/03	2,000,000	2,064,294
United Mexican States 8.5% 2/1/06	720,000	794,880
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,263,602)		6,577,131
Fixed-Income Funds - 9.8%
	Shares
Fidelity Ultra-Short Central Fund (g) (Cost $83,500,027)	840,121	83,272,794
Cash Equivalents - 9.5%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.94%, dated 10/31/02 due 11/1/02) (Cost $80,193,000)	$ 80,197,313	80,193,000
TOTAL INVESTMENT PORTFOLIO - 107.8% (Cost $901,209,713)		912,332,780
NET OTHER ASSETS - (7.8)%		(65,634,017)
NET ASSETS - 100%		$ 846,698,763
Futures Contracts
	Expiration Date	Unrealized Gain/(Loss)
Purchased
Eurodollar Contracts
52 Eurodollar 90 Day Index Contracts	June 2004	$ 64,048
52 Eurodollar 90 Day Index Contracts	Sept. 2004	56,001
52 Eurodollar 90 Day Index Contracts	Dec. 2004	52,026
4 Eurodollar 90 Day Index Contracts	March 2003	7,476
4 Eurodollar 90 Day Index Contracts	June 2003	10,176
4 Eurodollar 90 Day Index Contracts	Dec. 2002	4,876
4 Eurodollar 90 Day Index Contracts	Sept. 2003	12,776
4 Eurodollar 90 Day Index Contracts	Dec. 2003	14,126
4 Eurodollar 90 Day Index Contracts	March 2004	14,226
52 Eurodollar 90 Day Index Contracts	March 2005	45,963
52 Eurodollar 90 Day Index Contracts	June 2005	40,901
52 Eurodollar 90 Day Index Contracts	Sept. 2005	37,513
52 Eurodollar 90 Day Index Contracts	Dec. 2005	36,151
52 Eurodollar 90 Day Index Contracts	March 2006	30,326
TOTAL EURODOLLAR CONTRACTS		$ 426,585
Swap Agreements
		Notional Amount	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.0788% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2006	$ 8,000,000	$ 59,673
Legend
(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $65,406,331 or 7.7% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) A portion of the security is subject to a forward commitment to sell.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $998,527.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,001,786,364 and $642,312,882, respectively, of which long-term U.S. government and government agency obligations aggregated $575,493,248 and $489,936,599, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $15,577,167. The weighted average interest rate was 1.87%. Interest earned from the interfund lending program amounted to $4,849 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At October 31, 2002, the fund had a capital loss carryforward of approximately $31,074,000 of which $19,457,000, $2,265,000, $3,149,000, $2,459,000 and $3,744,000 will expire on October 31, 2003, 2004, 2005, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2002

Assets
Investment in securities, at value (including repurchase agreements of $80,193,000) (cost $901,209,713) - See accompanying schedule		$ 912,332,780
Commitment to sell securities on a delayed delivery basis	$ (27,367,224)
Receivable for securities sold on a delayed delivery basis	27,327,868	(39,356)
Receivable for investments sold, regular delivery		1,402,364
Cash		16,526
Receivable for fund shares sold		3,625,040
Interest receivable		8,432,722
Receivable for daily variation on futures contracts		86,000
Unrealized gain on swap agreements		59,673
Receivable from investment adviser for expense reductions		245
Total assets		925,915,994

Liabilities
Payable for investments purchased Regular delivery	3,754,405
Delayed delivery	70,642,587
Payable for fund shares redeemed	3,464,833
Distributions payable	584,042
Accrued management fee	300,069
Distribution fees payable	294,267
Other payables and accrued expenses	177,028
Total liabilities		79,217,231

Net Assets		$ 846,698,763
Net Assets consist of:
Paid in capital		$ 864,388,848
Undistributed net investment income		2,723,999
Accumulated undistributed net realized gain (loss) on investments		(31,984,053)
Net unrealized appreciation (depreciation) on investments		11,569,969
Net Assets		$ 846,698,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2002

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($106,018,058 ÷ 11,225,824 shares)	$ 9.44

Maximum offering price per share (100/98.50 of $9.44)	$ 9.58
Class T: Net Asset Value and redemption price per share ($388,494,684 ÷ 41,104,263 shares)	$ 9.45

Maximum offering price per share (100/98.50 of $9.45)	$ 9.59
Class B: Net Asset Value and offering price per share ($3,810,810 ÷ 402,880 shares) A	$ 9.46

Class C: Net Asset Value and offering price per share ($283,045,608 ÷ 29,941,948 shares) A	$ 9.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($65,329,603 ÷ 6,913,305 shares)	$ 9.45

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2002

Investment Income
Interest		$ 30,224,469
Security lending		1,692
Total income		30,226,161

Expenses
Management fee	$ 2,644,750
Transfer agent fees	1,054,816
Distribution fees	2,386,855
Accounting and security lending fees	165,743
Non-interested trustees' compensation	1,732
Custodian fees and expenses	25,392
Registration fees	93,878
Audit	35,380
Legal	5,638
Miscellaneous	48,368
Total expenses before reductions	6,462,552
Expense reductions	(12,757)	6,449,795
Net investment income (loss)		23,776,366
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,127,529
Futures contracts	(383,832)
Swap agreements	26,471
Total net realized gain (loss)		770,168
Change in net unrealized appreciation (depreciation) on: Investment securities	(116,409)
Futures contracts	426,585
Swap agreements	59,673
Delayed delivery commitments	28,622
Total change in net unrealized appreciation (depreciation)		398,471
Net gain (loss)		1,168,639
Net increase (decrease) in net assets resulting from operations		$ 24,945,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2002	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,776,366	$ 20,152,686
Net realized gain (loss)	770,168	2,252,882
Change in net unrealized appreciation (depreciation)	398,471	12,354,419
Net increase (decrease) in net assets resulting from operations	24,945,005	34,759,987
Distributions to shareholders from net investment income	(24,339,852)	(20,520,784)
Share transactions - net increase (decrease)	375,108,953	102,262,577
Total increase (decrease) in net assets	375,714,106	116,501,780

Net Assets
Beginning of period	470,984,657	354,482,877
End of period (including undistributed net investment income of $2,723,999 and undistributed net investment income of $131,413, respectively)	$ 846,698,763	$ 470,984,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 9.12	$ 9.15	$ 9.38	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.381 F	.523	.551	.518	.572
Net realized and unrealized gain (loss)	(.034) D, F	.386	(.028)	(.233)	.024
Total from investment operations	.347	.909	.523	.285	.596
Distributions from net investment income	(.397)	(.539)	(.553)	(.515)	(.526)
Net asset value, end of period	$ 9.44	$ 9.49	$ 9.12	$ 9.15	$ 9.38
Total Return A, B	3.78%	10.22%	5.91%	3.12%	6.58%
Ratios to Average Net Assets E
Expenses before expense reductions	.80%	.85%	.83%	.82%	.94%
Expenses net of voluntary waivers, if any	.80%	.85%	.83%	.82%	.90%
Expenses net of all reductions	.80%	.84%	.83%	.80%	.90%
Net investment income (loss)	4.09% F	5.63%	6.05%	5.68%	6.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,018	$ 38,240	$ 16,698	$ 17,835	$ 5,524
Portfolio turnover rate	111%	145%	115%	139%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.083 and increase net realized and unrealized gain (loss) per share by $.083. Without this change the ratio of net investment income (loss) to average net assets would have been 4.97%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 9.13	$ 9.15	$ 9.38	$ 9.35
Income from Investment Operations
Net investment income (loss) C	.381 F	.525	.550	.523	.555
Net realized and unrealized gain (loss)	(.036) D, F	.383	(.019)	(.238)	.019
Total from investment operations	.345	.908	.531	.285	.574
Distributions from net investment income	(.395)	(.538)	(.551)	(.515)	(.544)
Net asset value, end of period	$ 9.45	$ 9.50	$ 9.13	$ 9.15	$ 9.38
Total Return A, B	3.75%	10.21%	6.00%	3.12%	6.32%
Ratios to Average Net Assets E
Expenses before expense reductions	.82%	.85%	.84%	.84%	.89%
Expenses net of voluntary waivers, if any	.82%	.85%	.84%	.84%	.89%
Expenses net of all reductions	.82%	.85%	.83%	.83%	.89%
Net investment income (loss)	4.07% F	5.62%	6.05%	5.64%	5.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 388,495	$ 309,958	$ 279,306	$ 309,670	$ 333,050
Portfolio turnover rate	111%	145%	115%	139%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.083 and increase net realized and unrealized gain (loss) per share by $.083. Without this change the ratio of net investment income (loss) to average net assets would have been 4.95%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended October 31,	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43
Income from Investment Operations
Net investment income (loss) E	.281 I
Net realized and unrealized gain (loss)	(.234) F, I
Total from investment operations	.047
Distributions from net investment income	(.017)
Net asset value, end of period	$ 9.46
Total Return B, C, D	.50%
Ratios to Average Net Assets H
Expenses before expense reductions	1.86% A
Expenses net of voluntary waivers, if any	1.65% A
Expenses net of all reductions	1.65% A
Net investment income (loss)	3.59% A, I
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,811
Portfolio turnover rate	111%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.075 and increase net realized and unrealized gain (loss) per share by $.075. Without this change the ratio of net investment income (loss) to average net assets would have been 4.55%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2002	2001	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 9.13	$ 9.16	$ 9.38	$ 9.34
Income from Investment Operations
Net investment income (loss) E	.304 I	.448	.467	.434	.437
Net realized and unrealized gain (loss)	(.037) F, I	.383	(.021)	(.222)	.064
Total from investment operations	.267	.831	.446	.212	.501
Distributions from net investment income	(.317)	(.461)	(.476)	(.432)	(.461)
Net asset value, end of period	$ 9.45	$ 9.50	$ 9.13	$ 9.16	$ 9.38
Total Return B, C, D	2.90%	9.30%	5.01%	2.31%	5.49%
Ratios to Average Net Assets H
Expenses before expense reductions	1.64%	1.68%	1.68%	1.73%	2.51% A
Expenses net of voluntary waivers, if any	1.64%	1.68%	1.68%	1.73%	1.75% A
Expenses net of all reductions	1.63%	1.68%	1.67%	1.72%	1.75% A
Net investment income (loss)	3.25% I	4.80%	5.21%	4.75%	4.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 283,046	$ 99,486	$ 50,824	$ 30,428	$ 11,795
Portfolio turnover rate	111%	145%	115%	139%	124%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.083 and increase net realized and unrealized gain (loss) per share by $.083. Without this change the ratio of net investment income (loss) to average net assets would have been 4.14%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 9.13	$ 9.15	$ 9.38	$ 9.35
Income from Investment Operations
Net investment income (loss) B	.397 E	.540	.564	.534	.566
Net realized and unrealized gain (loss)	(.034) C, E	.387	(.015)	(.236)	.021
Total from investment operations	.363	.927	.549	.298	.587
Distributions from net investment income	(.413)	(.557)	(.569)	(.528)	(.557)
Net asset value, end of period	$ 9.45	$ 9.50	$ 9.13	$ 9.15	$ 9.38
Total Return A	3.95%	10.43%	6.21%	3.27%	6.47%
Ratios to Average Net Assets D
Expenses before expense reductions	.64%	.66%	.67%	.71%	.93%
Expenses net of voluntary waivers, if any	.64%	.66%	.67%	.71%	.75%
Expenses net of all reductions	.63%	.66%	.67%	.70%	.75%
Net investment income (loss)	4.25% E	5.81%	6.21%	5.77%	6.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,330	$ 23,301	$ 7,655	$ 6,805	$ 7,027
Portfolio turnover rate	111%	145%	115%	139%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.083 and increase net realized and unrealized gain (loss) per share by $.083. Without this change the ratio of net investment income (loss) to average net assets would have been 5.14%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2002

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed-Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class B shares on October 9, 2002. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Income dividends and capital gain distributions are declared separately for each class. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 20,191,074	|
Unrealized depreciation	(5,963,092)
Net unrealized appreciation (depreciation)	14,227,982
Undistributed ordinary income	1,744,947
Capital loss carryforward	(31,073,943)
Total Distributable earnings	$ (15,101,014)
Cost for federal income tax purposes	$ 898,104,798

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 24,339,852	|

Change in Accounting Principle. Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

$1,087,078 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on November 1, 2001.

The effect of this change during the period, was to decrease net investment income (loss) by $5,473,920; increase net unrealized appreciation/ depreciation by $4,767,814; and increase net realized gain (loss) by $706,106. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Swaps. The fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. The net receivable or payable is accrued daily and is included in interest income in the accompanying Statement of Operations. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.15%	$ 102,122	$ -
Class T	0%	.15%	494,913	3,713
Class B	.65%	.25%	944	682
Class C	.75%	.25%	1,788,876	1,281,805
			$ 2,386,855	$ 1,286,200

Sales Load. FDC receives a front-end sales charge of up to 1.50% for selling Class A and Class T shares of the fund. FDC receives the proceeds of a contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 183,755	$ 78,292
Class T	316,813	110,315
Class B*	254	254
Class C*	190,404	190,404
	$ 691,226	$ 379,265

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 112,746.16
Class T	605,369.18
Class B	581	.51*
Class C	279,146.15
Institutional Class	56,974.15
	$ 1,054,816

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,063,250 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.65%	$ 245

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $12,512.

Annual Report

Notes to Financial Statements - continued

7. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2002 A	2001
From net investment income
Class A	$ 2,835,721	$ 1,293,315
Class T	13,908,158	15,819,901
Class B	3,116	-
Class C	5,924,153	2,488,589
Institutional Class	1,668,704	918,979
Total	$ 24,339,852	$ 20,520,784

A Distributions for Class B are for the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002 A	2001	2002 A	2001
Class A
Shares sold	12,401,366	4,054,200	$ 116,092,388	$ 37,922,254
Reinvestment of distributions	233,387	101,013	2,185,806	944,387
Shares redeemed	(5,438,298)	(1,955,939)	(50,877,139)	(18,222,488)
Net increase (decrease)	7,196,455	2,199,274	$ 67,401,055	$ 20,644,153
Class T
Shares sold	28,672,077	26,177,892	$ 268,734,836	$ 244,606,368
Reinvestment of distributions	1,219,862	1,422,665	11,429,888	13,291,880
Shares redeemed	(21,422,615)	(25,559,373)	(200,548,069)	(238,035,942)
Net increase (decrease)	8,469,324	2,041,184	$ 79,616,655	$ 19,862,306

Annual Report

9. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2002 A	2001	2002 A	2001
Class B
Shares sold	414,351	-	$ 3,894,764	$ -
Reinvestment of distributions	267	-	2,527	-
Shares redeemed	(11,738)	-	(109,887)	-
Net increase (decrease)	402,880	-	$ 3,787,404	$ -
Class C
Shares sold	28,343,213	11,388,103	$ 265,589,128	$ 106,834,535
Reinvestment of distributions	434,745	211,468	4,075,779	1,978,947
Shares redeemed	(9,309,604)	(6,691,198)	(87,172,345)	(62,114,713)
Net increase (decrease)	19,468,354	4,908,373	$ 182,492,562	$ 46,698,769
Institutional Class
Shares sold	7,208,504	2,306,063	$ 67,548,577	$ 21,532,203
Reinvestment of distributions	119,045	88,199	1,116,186	825,159
Shares redeemed	(2,868,304)	(778,659)	(26,853,486)	(7,300,013)
Net increase (decrease)	4,459,245	1,615,603	$ 41,811,277	$ 15,057,349

A Share transactions for Class B are for the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed-Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed-Income Fund as of October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Short Fixed-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed-Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Short Fixed-Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Andrew Dudley (37)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed-Income. Mr. Dudley is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Dudley managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed-Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Short Fixed-Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Short Fixed-Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Advisor Short Fixed-Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Short Fixed-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Short Fixed-Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 7.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

SFII-ANN-1202 158292
1.538432.105

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